UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5002

DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

June 30, 2007

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Mid Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Large Cap Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Turner Mid Cap Growth VIP

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

click here DWS Balanced VIP

click here DWS Blue Chip VIP

click here DWS Conservative Allocation VIP

click here DWS Core Fixed Income VIP

click here DWS Davis Venture Value VIP

click here DWS Dreman High Return Equity VIP

click here DWS Dreman Small Mid Cap Value VIP

click here DWS Global Thematic VIP

click here DWS Government & Agency Securities VIP

click here DWS Growth Allocation VIP

click here DWS High Income VIP

click here DWS International Select Equity VIP

click here DWS Janus Growth & Income VIP

click here DWS Large Cap Value VIP

click here DWS Mid Cap Growth VIP

click here DWS Moderate Allocation VIP

click here DWS Money Market VIP

click here DWS Small Cap Growth VIP

click here DWS Strategic Income VIP

click here DWS Technology VIP

click here DWS Turner Mid Cap Growth VIP

click here Notes to Financial Statements

click here Proxy Voting

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January  1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,044.60	$ 1,042.60
Expenses Paid per $1,000*	$ 2.59	$ 4.51
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,022.27	$ 1,020.38
Expenses Paid per $1,000*	$ 2.56	$ 4.46
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.51%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Balanced VIP

Except for a period of weakness in late February and early March, US equity markets were quite strong during the first six months of 2007. By the end of May, most indices were at or near their all-time highs; markets were volatile with no pronounced trend in June. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period ending June 30, 2007.

Since this Portfolio invests in stocks and bonds in several different categories, performance is analyzed by comparing the Portfolio's return with indices that represent each asset class. In order to create a benchmark that is representative of the Portfolio's standard asset mix, we calculate a blended benchmark return that is 60% return of the Russell 1000® Index and 40% return of the Lehman Brothers US Aggregate Index. Prior to February 2007, the equity benchmark was the Standard & Poor's 500® (S&P 500 Index). During the first half of 2007, the Portfolio's Class A shares, unadjusted for contract charges, underperformed this blended benchmark, which had a return of 4.74%.

The Portfolio's allocation between stocks and bonds remained close to the neutral position of 60% equity and 40% fixed income during the first half of 2007, but with a modest overweight in equities throughout the period.1 This was positive for performance, since stocks outperformed bonds. Tactical asset allocation also added value over the last six months. In the fixed-income portion of the Portfolio, a position in high-yield bonds was positive for performance, as high yield performed better than investment grade. The net contribution of the underlying fixed-income sleeves, the term we use for each of the asset classes, detracted from performance. Although all had positive returns, only core fixed income (investment-grade bonds) performed better than its benchmark.

Julie Abbett Jin Chen,CFA William Chepolis, CFA
Matthew F. MacDonald Inna Okounkova Thomas Picciochi
Gary Sullivan, CFA Robert Wang Julie M.VanCleave, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	58%	60%
Corporate Bonds	15%	17%
Commercial and Non-Agency Mortgage Backed Securities	9%	12%
Government & Agency Obligations	6%	3%
Cash Equivalents	5%	3%
Mortgage Backed Securities Pass-Throughs	4%	1%
Collateralized Mortgage Obligations	2%	3%
Asset Backed	1%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	6/30/07	12/31/06

Financials	21%	23%
Consumer Discretionary	14%	13%
Energy	12%	13%
Health Care	11%	10%
Industrials	11%	9%
Information Technology	11%	13%
Consumer Staples	7%	7%
Materials	5%	5%
Telecommunication Services	4%	4%
Utilities	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 33. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 58.5%
Consumer Discretionary 7.7%
Auto Components 0.2%
Aftermarket Technology Corp.*	5,100	151,368
Cooper Tire & Rubber Co.	10,400	287,248
GenTek, Inc.*	3,300	116,226
Sauer-Danfoss, Inc.	5,400	160,704
Standard Motor Products, Inc.	5,200	78,156
TRW Automotive Holdings Corp.*	12,300	453,009
		1,246,711
Automobiles 0.2%
Harley-Davidson, Inc.	21,960	1,309,036
Monaco Coach Corp.	800	11,480
		1,320,516
Distributors 0.0%
Source Interlink Companies, Inc.*	20,300	101,094
Diversified Consumer Services 0.1%
DeVry, Inc.	6,800	231,336
Regis Corp.	6,100	233,325
		464,661
Hotels Restaurants & Leisure 1.1%
Applebee's International, Inc.	5,800	139,780
California Pizza Kitchen, Inc.*	3,600	77,328
CBRL Group, Inc.	7,400	314,352
Domino's Pizza, Inc.	7,000	127,890
Landry's Restaurants, Inc.	6,000	181,560
McCormick & Schmick's Seafood Restaurants, Inc.*	1,600	41,504
McDonald's Corp.	90,400	4,588,704
O'Charley's, Inc.	2,200	44,352
Starbucks Corp.*	32,170	844,141
Triarc Companies, Inc. "B"	6,100	95,770
		6,455,381
Household Durables 0.9%
American Greetings Corp. "A"	2,500	70,825
Blyth, Inc.	8,100	215,298
Centex Corp.	36,800	1,475,680
CSS Industries, Inc.	900	35,649
Fortune Brands, Inc.	17,110	1,409,351
Hooker Furniture Corp.	7,500	168,300
Newell Rubbermaid, Inc.	13,300	391,419
Snap-on, Inc.	24,300	1,227,393
Standard Pacific Corp.	13,900	243,667
WCI Communities, Inc.*	2,800	46,704
		5,284,286
Internet & Catalog Retail 0.0%
GSI Commerce, Inc.*	4,600	104,466
Leisure Equipment & Products 0.1%
Hasbro, Inc.	6,400	201,024
Oakley, Inc.	2,900	82,360
Polaris Industries, Inc.	1,000	54,160
		337,544
Media 1.9%
Citadel Broadcasting Corp.	55,707	359,310
Comcast Corp. "A"*	75,400	2,120,248
Liberty Global, Inc. "A"*	36,300	1,489,752
	Shares	Value ($)

McGraw-Hill Companies, Inc.	37,570	2,557,766
Mediacom Communications Corp. "A"*	9,000	87,210
Omnicom Group, Inc.	41,620	2,202,530
Walt Disney Co.	62,400	2,130,336
Westwood One, Inc.	15,700	112,883
		11,060,035
Multiline Retail 1.5%
Big Lots, Inc.*	4,900	144,158
Dollar Tree Stores, Inc.*	33,800	1,471,990
Kohl's Corp.*	24,580	1,745,917
Macy's, Inc.	46,000	1,829,880
Nordstrom, Inc.	13,500	690,120
Target Corp.	47,400	3,014,640
		8,896,705
Specialty Retail 1.2%
Aeropostale, Inc.*	6,500	270,920
Best Buy Co., Inc.	15,820	738,320
Borders Group, Inc.	15,400	293,524
Brown Shoe Co., Inc.	9,950	241,984
Guess?, Inc.	3,000	144,120
Gymboree Corp.*	7,000	275,870
Hot Topic, Inc.*	2,700	29,349
Jo-Ann Stores, Inc.*	8,200	233,126
Jos. A. Bank Clothiers, Inc.*	5,400	223,938
Lowe's Companies, Inc.	37,200	1,141,668
New York & Co., Inc.*	17,900	196,184
Payless ShoeSource, Inc.*	700	22,085
Staples, Inc.	84,210	1,998,303
The Finish Line, Inc. "A"	23,700	215,907
Tiffany & Co.	14,600	774,676
West Marine, Inc.*	7,900	108,704
		6,908,678
Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	35,500	1,682,345
Movado Group, Inc.	3,500	118,090
Perry Ellis International, Inc.*	8,500	273,445
Phillips-Van Heusen Corp.	2,100	127,197
Steven Madden Ltd.	500	16,380
Wolverine World Wide, Inc.	11,700	324,207
		2,541,664
Consumer Staples 4.7%
Beverages 1.2%
Coca-Cola Bottling Co.	500	25,150
Coca-Cola Enterprises, Inc.	46,600	1,118,400
Diageo PLC	84,183	1,753,027
PepsiCo, Inc.	60,760	3,940,286
		6,836,863
Food & Staples Retailing 0.9%
Nash Finch Co.	4,500	222,750
Ruddick Corp.	700	21,084
Safeway, Inc.	43,900	1,493,917
Shoppers Drug Mart Corp.	17,800	824,456
Spartan Stores, Inc.	8,100	266,571
Walgreen Co.	58,610	2,551,880
		5,380,658
	Shares	Value ($)

Food Products 1.1%
Dean Foods Co.	46,160	1,471,119
Flowers Foods, Inc.	3,500	116,760
General Mills, Inc.	26,200	1,530,604
Groupe Danone	18,219	1,480,003
Imperial Sugar Co.	5,100	157,029
Kellogg Co.	28,310	1,466,175
Royal Numico NV	8,546	445,660
The J.M. Smucker Co.	1,100	70,026
		6,737,376
Household Products 1.1%
Colgate-Palmolive Co.	45,070	2,922,789
Kimberly-Clark Corp.	3,000	200,670
Procter & Gamble Co.	50,790	3,107,840
		6,231,299
Personal Products 0.0%
Elizabeth Arden, Inc.*	3,400	82,484
Tobacco 0.4%
Alliance One International, Inc.*	27,500	276,375
Altria Group, Inc.	4,000	280,560
Loews Corp. — Carolina Group	12,400	958,148
Universal Corp.	3,900	237,588
UST, Inc.	9,900	531,729
		2,284,400
Energy 7.7%
Energy Equipment & Services 2.3%
Baker Hughes, Inc.	34,650	2,915,105
Bronco Drilling Co., Inc.*	10,900	178,869
Grey Wolf, Inc.*	42,400	349,376
Halliburton Co.	70	2,415
Noble Corp.	16,030	1,563,246
Parker Drilling Co.*	13,400	141,236
Pioneer Drilling Co.*	11,500	171,465
Schlumberger Ltd.	47,560	4,039,746
Tidewater, Inc.	20,200	1,431,776
Transocean, Inc.*	23,140	2,452,377
Trico Marine Services, Inc.*	3,800	155,344
Unit Corp.*	500	31,455
		13,432,410
Oil, Gas & Consumable Fuels 5.4%
Alpha Natural Resources, Inc.*	10,600	220,374
Arena Resources, Inc.*	1,800	104,598
Berry Petroleum Co. "A"	3,500	131,880
Bois d'Arc Energy, Inc.*	6,400	108,992
Brigham Exploration Co.*	15,900	93,333
Callon Petroleum Co.*	10,700	151,619
Chesapeake Energy Corp.	39,600	1,370,160
Chevron Corp.	57,300	4,826,952
Clayton Williams Energy, Inc.*	1,700	44,999
Comstock Resources, Inc.*	10,300	308,691
ConocoPhillips	31,880	2,502,580
Devon Energy Corp.	59,770	4,679,393
EOG Resources, Inc.	22,720	1,659,923
ExxonMobil Corp.	88,500	7,423,380
Marathon Oil Corp.	34,500	2,068,620
NGP Capital Resources Co.	1,300	21,736
Noble Energy, Inc.	14,000	873,460
PetroQuest Energy, Inc.*	13,400	194,836
Rosetta Resources, Inc.*	12,800	275,712
Swift Energy Co.*	7,000	299,320
USEC, Inc.*	11,800	259,364
	Shares	Value ($)

Valero Energy Corp.	22,070	1,630,090
XTO Energy, Inc.	41,436	2,490,304
		31,740,316
Financials 11.2%
Capital Markets 2.6%
Apollo Investment Corp.	18,457	397,195
Cohen & Steers, Inc.	3,300	143,385
GAMCO Investors, Inc. "A"	400	22,420
Lehman Brothers Holdings, Inc.	35,190	2,622,359
MCG Capital Corp.	8,300	132,966
Merrill Lynch & Co., Inc.	33,570	2,805,780
Morgan Stanley	41,800	3,506,184
The Goldman Sachs Group, Inc.	19,400	4,204,950
UBS AG (Registered)	19,603	1,181,155
Waddell & Reed Financial, Inc. "A"	1,500	39,015
		15,055,409
Commercial Banks 2.0%
AmericanWest Bancorp.	800	14,584
BancFirst Corp.	500	21,410
Banner Corp.	2,000	68,120
Center Financial Corp.	3,900	65,988
City Holding Co.	1,600	61,328
CVB Financial Corp.	6,029	67,042
Hanmi Financial Corp.	4,400	75,064
Irwin Financial Corp.	5,700	85,329
National City Corp.	19,500	649,740
Pacific Capital Bancorp.	13,000	350,740
PNC Financial Services Group, Inc.	9,000	644,220
Preferred Bank	600	24,000
Sterling Bancshares, Inc.	30,650	346,652
Sterling Financial Corp.	5,900	170,746
SunTrust Banks, Inc.	8,300	711,642
Susquehanna Bancshares, Inc.	4,800	107,376
Taylor Capital Group, Inc.	2,500	68,825
Trustmark Corp.	600	15,516
US Bancorp.	46,000	1,515,700
Wachovia Corp.	37,900	1,942,375
Wells Fargo & Co.	125,700	4,420,869
West Coast Bancorp.	800	24,312
		11,451,578
Consumer Finance 0.3%
American Express Co.	23,310	1,426,106
Cash America International, Inc.	6,900	273,585
EZCORP, Inc. "A"*	12,000	158,880
First Cash Financial Services, Inc.*	900	21,096
		1,879,667
Diversified Financial Services 2.7%
Asset Acceptance Capital Corp.*	4,700	83,190
ASTA Funding, Inc.	5,600	215,208
Bank of America Corp.	136,500	6,673,485
Chicago Mercantile Exchange Holdings, Inc. "A"	2,055	1,098,110
Citigroup, Inc.	47,200	2,420,888
JPMorgan Chase & Co.	110,800	5,368,260
		15,859,141
Insurance 2.2%
ACE Ltd.	39,800	2,488,296
Aflac, Inc.	26,180	1,345,652
American International Group, Inc.	7,900	553,237
Assurant, Inc.	400	23,568
Commerce Group, Inc.	2,200	76,384
	Shares	Value ($)

First American Corp.	6,100	301,950
Genworth Financial, Inc. "A"	43,100	1,482,640
Hartford Financial Services Group, Inc.	4,600	453,146
HCC Insurance Holdings, Inc.	33,700	1,125,917
IPC Holdings Ltd.	1,800	58,122
Lincoln National Corp.	2,000	141,900
MetLife, Inc.	14,700	947,856
NYMAGIC, Inc.	4,200	168,840
Phoenix Companies, Inc.	3,100	46,531
Principal Financial Group, Inc.	600	34,974
Safety Insurance Group, Inc.	7,300	302,220
Seabright Insurance Holdings*	14,000	244,720
Travelers Companies, Inc.	14,100	754,350
W.R. Berkley Corp.	61,500	2,001,210
		12,551,513
Real Estate Investment Trusts 1.1%
Alexandria Real Estate Equities, Inc. (REIT)	1,700	164,594
American Home Mortgage Investment Corp. (REIT)	4,500	82,710
Apartment Investment & Management Co. "A" (REIT)	4,300	216,806
AvalonBay Communities, Inc. (REIT)	3,100	368,528
BioMed Realty Trust, Inc. (REIT)	5,800	145,696
Corporate Office Properties Trust (REIT)	1,500	61,515
Cousins Properties, Inc. (REIT)	3,500	101,535
EastGroup Properties, Inc. (REIT)	500	21,910
Equity Lifestyle Properties, Inc. (REIT)	1,700	88,723
Equity Residential (REIT)	9,200	419,796
First Industrial Realty Trust, Inc. (REIT)	4,300	166,668
Glimcher Realty Trust (REIT)	3,500	87,500
Health Care Property Investors, Inc. (REIT)	6,900	199,617
Healthcare Realty Trust, Inc. (REIT)	2,600	72,228
Home Properties, Inc. (REIT)	2,900	150,597
Hospitality Properties Trust (REIT)	7,600	315,324
Host Hotels & Resorts, Inc. (REIT)	13,100	302,872
Kimco Realty Corp. (REIT)	5,100	194,157
LaSalle Hotel Properties (REIT)	600	26,052
Lexington Realty Trust (REIT)	7,300	151,840
LTC Properties, Inc. (REIT)	600	13,650
Mid-America Apartment Communities, Inc. (REIT)	1,600	83,968
National Retail Properties, Inc. (REIT)	5,600	122,416
Nationwide Health Properties, Inc. (REIT)	3,400	92,480
Newcastle Investment Corp. (REIT)	5,100	127,857
OMEGA Healthcare Investors, Inc. (REIT)	2,800	44,324
Parkway Properties, Inc. (REIT)	2,700	129,681
Pennsylvania Real Estate Investment Trust (REIT)	2,000	88,660
Potlatch Corp. (REIT)	4,000	172,200
ProLogis (REIT)	4,300	244,670
Public Storage, Inc. (REIT)	3,400	261,188
RAIT Investment Trust (REIT)	2,900	75,458
Realty Income Corp. (REIT)	7,000	176,330
Senior Housing Properties Trust (REIT)	7,700	156,695
Simon Property Group, Inc. (REIT)	4,300	400,072
	Shares	Value ($)

Sovran Self Storage, Inc. (REIT)	1,600	77,056
Strategic Hotels & Resorts, Inc. (REIT)	4,900	110,201
Sun Communities, Inc. (REIT)	400	11,908
Sunstone Hotel Investors, Inc. (REIT)	5,300	150,467
Thornburg Mortgage, Inc. (REIT)	4,900	128,282
Urstadt Biddle Properties "A" (REIT)	600	10,206
Vornado Realty Trust (REIT)	5,000	549,200
Washington Real Estate Investment Trust (REIT)	4,200	142,800
		6,708,437
Thrifts & Mortgage Finance 0.3%
BankUnited Financial Corp. "A"	14,300	287,001
Corus Bankshares, Inc.	19,000	327,940
First Niagara Financial Group, Inc.	4,400	57,640
Franklin Bank Corp.*	2,700	40,230
ITLA Capital Corp.	400	20,848
NewAlliance Bancshares, Inc.	11,800	173,696
Ocwen Financial Corp.*	21,700	289,261
PFF Bancorp., Inc.	7,350	205,285
Triad Guaranty, Inc.*	800	31,944
WSFS Financial Corp.	1,900	124,317
		1,558,162
Health Care 7.4%
Biotechnology 1.4%
Alkermes, Inc.*	14,900	217,540
Celgene Corp.*	19,900	1,140,867
Cubist Pharmaceuticals, Inc.*	1,700	33,507
Genentech, Inc.*	40,590	3,071,039
Gilead Sciences, Inc.*	88,380	3,426,493
LifeCell Corp.*	8,000	244,320
OSI Pharmaceuticals, Inc.*	4,500	162,945
Trimeris, Inc.*	9,400	64,296
		8,361,007
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	50,920	2,868,833
C.R. Bard, Inc.	16,650	1,375,789
Hologic, Inc.*	3,000	165,930
Integra LifeSciences Holdings*	5,700	281,694
Inverness Medical Innovations, Inc.*	2,000	102,040
Medtronic, Inc.	45,300	2,349,258
Quidel Corp.*	10,800	189,648
West Pharmaceutical Services, Inc.	6,200	292,330
Zimmer Holdings, Inc.*	23,690	2,011,044
		9,636,566
Health Care Providers & Services 1.5%
Aetna, Inc.	12,700	627,380
Alliance Imaging, Inc.*	23,100	216,909
Amedisys, Inc.*	6,600	239,778
American Dental Partners, Inc.*	1,400	36,358
Apria Healthcare Group, Inc.*	10,900	313,593
Centene Corp.*	10,400	222,768
CorVel Corp.*	7,700	201,278
Coventry Health Care, Inc.*	11,400	657,210
Gentiva Health Services, Inc.*	3,000	60,180
Healthspring, Inc.*	15,100	287,806
Laboratory Corp. of America Holdings*	15,600	1,220,856
Magellan Health Services, Inc.*	8,600	399,642
	Shares	Value ($)

MedCath Corp.*	6,700	213,060
UnitedHealth Group, Inc.	37,330	1,909,056
WellPoint, Inc.*	27,600	2,203,308
		8,809,182
Health Care Technology 0.1%
Omnicell, Inc.*	9,800	203,644
Phase Forward, Inc.*	4,600	77,418
TriZetto Group, Inc.*	6,800	131,648
		412,710
Life Sciences Tools & Services 0.2%
Albany Molecular Research, Inc.*	3,800	56,430
Cambrex Corp.	20,700	274,689
Kendle International, Inc.*	4,200	154,434
PRA International*	2,900	73,370
Thermo Fisher Scientific, Inc.*	14,800	765,456
		1,324,379
Pharmaceuticals 2.5%
Abbott Laboratories	38,340	2,053,107
Caraco Pharmaceutical Laboratories Ltd.*	3,500	53,130
Eli Lilly & Co.	62,520	3,493,618
Johnson & Johnson	62,682	3,862,465
Merck & Co., Inc.	4,100	204,180
MGI Pharma, Inc.*	3,200	71,584
Noven Pharmaceuticals, Inc.*	8,300	194,635
Pfizer, Inc.	141,800	3,625,826
Salix Pharmaceuticals Ltd.*	11,700	143,910
Sciele Pharma, Inc.*	9,600	226,176
Valeant Pharmaceuticals International	18,200	303,758
ViroPharma, Inc.*	10,400	143,520
		14,375,909
Industrials 6.2%
Aerospace & Defense 1.3%
General Dynamics Corp.	6,500	508,430
Honeywell International, Inc.	47,900	2,695,812
Raytheon Co.	32,100	1,729,869
United Technologies Corp.	34,940	2,478,294
		7,412,405
Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.*	900	53,046
FedEx Corp.	16,880	1,873,174
		1,926,220
Airlines 0.2%
Alaska Air Group, Inc.*	9,900	275,814
AMR Corp.*	36,300	956,505
ExpressJet Holdings, Inc.*	4,000	23,920
SkyWest, Inc.	11,400	271,662
		1,527,901
Building Products 0.1%
American Woodmark Corp.	7,600	262,960
Apogee Enterprises, Inc.	1,100	30,602
Builders FirstSource, Inc.*	7,800	125,268
		418,830
Commercial Services & Supplies 0.4%
Administaff, Inc.	5,600	187,544
Bowne & Co., Inc.	1,200	23,412
COMSYS IT Partners, Inc.*	1,600	36,496
Consolidated Graphics, Inc.*	200	13,856
Deluxe Corp.	7,800	316,758
	Shares	Value ($)

Diamond Management & Technology Consultants, Inc.	16,200	213,840
Heidrick & Struggles International, Inc.*	5,700	292,068
Hudson Highland Group, Inc.*	4,700	100,533
Huron Consulting Group, Inc.*	4,100	299,341
IHS, Inc. "A"*	1,300	59,800
Kforce, Inc.*	12,900	206,142
Layne Christensen Co.*	5,900	241,605
McGrath Rentcorp.	4,900	165,081
Schawk, Inc.	1,500	30,030
Waste Industries USA, Inc.	800	27,312
Watson Wyatt Worldwide, Inc. "A"	3,400	171,632
		2,385,450
Construction & Engineering 0.1%
EMCOR Group, Inc.*	5,400	393,660
Granite Construction, Inc.	300	19,254
Perini Corp.*	4,700	289,191
		702,105
Electrical Equipment 0.7%
Acuity Brands, Inc.	6,000	361,680
Belden, Inc.	5,400	298,890
Emerson Electric Co.	65,340	3,057,912
GrafTech International Ltd.*	12,500	210,500
II-VI, Inc.*	8,000	217,360
Lamson & Sessions Co.*	2,300	61,111
		4,207,453
Industrial Conglomerates 1.3%
General Electric Co.	197,840	7,573,315
Teleflex, Inc.	700	57,246
Tredegar Corp.	10,600	225,780
		7,856,341
Machinery 1.1%
Accuride Corp.*	19,000	292,790
AGCO Corp.*	31,500	1,367,415
Badger Meter, Inc.	500	14,130
Cascade Corp.	800	62,752
Caterpillar, Inc.	19,770	1,547,991
Columbus McKinnon Corp.*	4,900	157,780
Eaton Corp.	12,000	1,116,000
Freightcar America, Inc.	6,500	310,960
Parker Hannifin Corp.	8,300	812,653
RBC Bearings, Inc.*	2,500	103,125
Sun Hydraulics Corp.	3,800	187,150
Wabtec Corp.	7,700	281,281
Xerium Technologies, Inc.	7,200	54,864
		6,308,891
Marine 0.1%
TBS Intrenational Ltd. "A"*	10,300	292,520
Road & Rail 0.4%
Dollar Thrifty Automotive Group, Inc.*	7,200	294,048
Marten Transport Ltd.*	5,500	99,055
Ryder System, Inc.	35,400	1,904,520
USA Truck, Inc.*	5,800	96,280
		2,393,903
Trading Companies & Distributors 0.2%
Electro Rent Corp.*	7,700	111,958
United Rentals, Inc.*	26,900	875,326
		987,284
	Shares	Value ($)

Information Technology 7.5%
Communications Equipment 1.0%
Andrew Corp.*	14,000	202,160
C-COR, Inc.*	14,500	203,870
Cisco Systems, Inc.*	97,570	2,717,324
Comtech Telecommunications Corp.*	5,100	236,742
Dycom Industries, Inc.*	11,400	341,772
MasTec, Inc.*	15,600	246,792
QUALCOMM, Inc.	35,130	1,524,291
Tekelec*	4,700	67,774
		5,540,725
Computers & Peripherals 2.3%
Apple, Inc.*	32,200	3,929,688
EMC Corp.*	116,030	2,100,143
Hewlett-Packard Co.	30,800	1,374,296
International Business Machines Corp.	41,940	4,414,185
Intevac, Inc.*	7,400	157,324
Komag, Inc.*	7,500	239,175
Lexmark International, Inc. "A"*	3,100	152,861
NCR Corp.*	13,800	725,052
Novatel Wireless, Inc.*	8,000	208,160
Stratasys, Inc.*	2,900	136,242
Western Digital Corp.*	7,600	147,060
		13,584,186
Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	8,900	200,250
Littelfuse, Inc.*	6,600	222,882
LoJack Corp.*	1,400	31,206
Mettler-Toledo International, Inc.*	10,000	955,100
Rofin-Sinar Technologies, Inc.*	300	20,700
		1,430,138
Internet Software & Services 0.7%
DealerTrack Holdings, Inc.*	1,100	40,524
EarthLink, Inc.*	4,100	30,627
Google, Inc. "A"*	3,115	1,630,328
InfoSpace, Inc.	4,700	109,087
Internap Network Services Corp.*	11,500	165,830
j2 Global Communications, Inc.*	6,200	216,380
RealNetworks, Inc.*	4,100	33,497
SAVVIS, Inc.*	3,800	188,138
Sohu.com, Inc.*	5,400	172,746
United Online, Inc.	8,100	133,569
ValueClick, Inc.*	6,500	191,490
Websense, Inc.*	6,300	133,875
Yahoo!, Inc.*	46,360	1,257,747
		4,303,838
IT Services 0.7%
Accenture Ltd. "A"	56,510	2,423,714
Convergys Corp.*	2,200	53,328
Gartner, Inc.*	2,500	61,475
Global Cash Access Holdings, Inc.*	800	12,816
Infocrossing, Inc.*	1,300	24,011
ManTech International Corp. "A"*	5,000	154,150
Paychex, Inc.	33,200	1,298,784
		4,028,278
Semiconductors & Semiconductor Equipment 1.4%
Advanced Energy Industries, Inc.*	9,200	208,472
AMIS Holdings, Inc.*	18,900	236,628
Asyst Technologies, Inc.*	25,800	186,534
	Shares	Value ($)

Broadcom Corp. "A"*	27,340	799,695
Brooks Automation, Inc.*	1,000	18,150
DSP Group, Inc.*	1,700	34,799
FormFactor, Inc.*	5,800	222,140
Intel Corp.	100,700	2,392,632
Kulicke & Soffa Industries, Inc.*	4,800	50,256
Micrel, Inc.	6,600	83,952
Monolithic Power Systems, Inc.*	2,200	38,390
Photronics, Inc.*	14,000	208,320
RF Micro Devices, Inc.*	35,200	219,648
Teradyne, Inc.*	41,200	724,296
Tessera Technologies, Inc.*	5,800	235,190
Texas Instruments, Inc.	59,630	2,243,877
		7,902,979
Software 1.2%
Adobe Systems, Inc.*	37,150	1,491,573
Ansoft Corp.*	5,000	147,450
Aspen Technology, Inc.*	16,300	228,200
Blackboard, Inc.*	2,400	101,088
Electronic Arts, Inc.*	25,600	1,211,392
Epicor Software Corp.*	3,000	44,610
FalconStor Software, Inc.*	18,200	192,010
Microsoft Corp.	102,050	3,007,413
MicroStrategy, Inc. "A"*	22	2,079
Smith Micro Software, Inc.*	11,400	171,684
SPSS, Inc.*	6,700	295,738
Taleo Corp. "A"*	4,600	103,638
Ultimate Software Group, Inc.*	9,500	274,835
		7,271,710
Materials 2.5%
Chemicals 1.3%
Cabot Corp.	1,800	85,824
CF Industries Holdings, Inc.	5,900	353,351
Chemtura Corp.	32,200	357,742
Ecolab, Inc.	34,650	1,479,555
Ferro Corp.	3,600	89,748
FMC Corp.	4,400	393,316
Georgia Gulf Corp.	14,500	262,595
Lyondell Chemical Co.	34,700	1,288,064
Monsanto Co.	19,800	1,337,292
Praxair, Inc.	23,300	1,677,367
Spartech Corp.	12,200	323,910
		7,648,764
Containers & Packaging 0.5%
Greif, Inc. "A"	2,500	149,025
Rock-Tenn Co. "A"	2,100	66,612
Silgan Holdings, Inc.	5,800	320,624
Sonoco Products Co.	50,400	2,157,624
		2,693,885
Metals & Mining 0.7%
Century Aluminum Co.*	4,300	234,909
Cleveland-Cliffs, Inc.	2,400	186,408
Freeport-McMoRan Copper & Gold, Inc.	7,800	645,996
Hecla Mining Co.*	11,600	99,064
Nucor Corp.	24,200	1,419,330
Quanex Corp.	5,900	287,330
United States Steel Corp.	9,200	1,000,500
		3,873,537
Paper & Forest Products 0.0%
Buckeye Technologies, Inc.*	14,500	224,315
	Shares	Value ($)

Telecommunication Services 2.1%
Diversified Telecommunication Services 1.9%
Alaska Communications Systems Group, Inc.	18,100	286,704
AT&T, Inc.	86,600	3,593,900
Cincinnati Bell, Inc.*	61,800	357,204
Citizens Communications Co.	64,300	981,861
Embarq Corp.	26,100	1,653,957
Golden Telecom, Inc.	1,600	88,016
NTELOS Holdings Corp.	2,200	60,808
Premiere Global Services, Inc.*	8,700	113,274
Verizon Communications, Inc.	94,700	3,898,799
		11,034,523
Wireless Telecommunication Services 0.2%
American Tower Corp. "A"*	19,300	810,600
Centennial Communications Corp.*	24,300	230,607
USA Mobility, Inc.*	10,400	278,304
		1,319,511
Utilities 1.5%
Electric Utilities 0.9%
Duke Energy Corp.	77,000	1,409,100
Entergy Corp.	13,800	1,481,430
FirstEnergy Corp.	28,200	1,825,386
Portland General Electric Co.	2,200	60,368
Southern Co.	17,200	589,788
Westar Energy, Inc.	1,200	29,136
		5,395,208
Gas Utilities 0.1%
South Jersey Industries, Inc.	3,900	137,982
Southwest Gas Corp.	10,900	368,529
WGL Holdings, Inc.	2,000	65,280
		571,791
Multi-Utilities 0.5%
Consolidated Edison, Inc.	5,700	257,184
PNM Resources, Inc.	8,600	238,994
Sempra Energy	36,800	2,179,664
		2,675,842
Total Common Stocks (Cost $263,996,028)		341,349,740

Preferred Stocks 0.0%
Financials
Farm Credit Bank of Texas, Series 1, 7.561% (Cost $232,630)	218,000	233,323

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc. 144A, 9.75%, (PIK) (Cost $83,525)	12	70,800
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 15.1%
Consumer Discretionary 3.0%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK)	77,486	85,041
Affinia Group, Inc., 9.0%, 11/30/2014	150,000	147,000
	Principal Amount ($)(a)	Value ($)

AMC Entertainment, Inc., 8.0%, 3/1/2014	225,000	220,500
American Achievement Corp., 8.25%, 4/1/2012	45,000	45,338
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	60,000	57,000
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	100,000	98,500
8.0%, 3/15/2014	45,000	45,450
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	75,000	76,500
Buffets, Inc., 12.5%, 11/1/2014	60,000	57,450
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	90,000	87,750
Cablevision Systems Corp., Series B, 9.82%**, 4/1/2009	60,000	62,700
Caesars Entertainment, Inc., 8.875%, 9/15/2008	105,000	107,887
Canwest Mediaworks LP, 144A, 9.25%, 8/1/2015	75,000	75,000
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	145,000	151,344
10.25%, 9/15/2010	490,000	512,050
11.0%, 10/1/2015	416,000	434,200
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	50,000	67,334
Claire's Stores, Inc., 144A, 9.25%, 6/1/2015	100,000	95,000
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	220,000	279,213
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	110,000	102,575
CSC Holdings, Inc.:
7.25%, 7/15/2008	80,000	80,600
7.875%, 12/15/2007	240,000	241,500
Series B, 8.125%, 7/15/2009	35,000	35,700
Series B, 8.125%, 8/15/2009	35,000	35,700
DaimlerChrysler NA Holding Corp., Series E, 5.89%**, 10/31/2008	389,000	391,137
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	30,000	31,650
Dex Media East LLC/Financial, 12.125%, 11/15/2012	638,000	686,647
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	69,000	68,310
EchoStar DBS Corp.:
6.625%, 10/1/2014	130,000	124,150
7.125%, 2/1/2016	100,000	97,750
Fontainebleau Las Vegas Holdings LCC, 144A, 10.25%, 6/15/2015	125,000	123,125
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	30,450
Ford Motor Co., 7.45%, 7/16/2031	90,000	71,888
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	320,000	273,600
General Motors Corp.:
7.2%, 1/15/2011	220,000	211,475
7.4%, 9/1/2025	85,000	71,613
8.375%, 7/15/2033 (b)	215,000	196,187
Golden Nugget, 7.36%, 6/16/2014	25,000	25,000
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	525,000	570,281
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	85,000	84,575
Gregg Appliances, Inc., 9.0%, 2/1/2013	55,000	58,575
	Principal Amount ($)(a)	Value ($)

Group 1 Automotive, Inc., 8.25%, 8/15/2013	45,000	46,463
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	130,000	131,950
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	450,000	366,750
Hertz Corp.:
8.875%, 1/1/2014	210,000	218,925
10.5%, 1/1/2016	50,000	55,250
ION Media Networks, Inc., 144A, 11.61%**, 1/15/2013	85,000	87,975
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	300,000	283,875
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	160,000	166,200
Jarden Corp., 7.5%, 5/1/2017	75,000	74,062
JC Penney Corp., Inc., 8.0%, 3/1/2010	500,000	527,955
Liberty Media LLC:
5.7%, 5/15/2013	20,000	18,798
8.25%, 2/1/2030	125,000	121,227
8.5%, 7/15/2029	135,000	134,820
Majestic Star Casino LLC, 9.5%, 10/15/2010	15,000	15,600
Mediacom Broadband LLC, 8.5%, 10/15/2015	5,000	5,025
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	45,000	48,263
Metaldyne Corp.:
10.0%, 11/1/2013	75,000	79,500
11.0%, 6/15/2012	25,000	25,500
MGM MIRAGE:
6.75%, 9/1/2012	35,000	33,425
8.375%, 2/1/2011	80,000	81,800
Michaels Stores, Inc., 144A, 10.0%, 11/1/2014	135,000	138,375
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	155,000	161,200
NCL Corp., 10.625%, 7/15/2014	30,000	28,950
News America, Inc., 144A, 6.15%, 3/1/2037	750,000	691,372
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	240,000	219,600
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015	100,000	95,500
Penske Automotive Group, Inc., 7.75%, 12/15/2016	220,000	218,900
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	90,000	94,050
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	575,000	598,000
PRIMEDIA, Inc., 8.875%, 5/15/2011	95,000	97,850
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	75,000	75,937
Quiksilver, Inc., 6.875%, 4/15/2015	100,000	94,000
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	60,000	56,100
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	422,000	455,902
Sabre Holdings Corp., 8.35%, 3/15/2016	80,000	72,000
Sbarro, Inc., 10.375%, 2/1/2015	50,000	48,688
Seminole Hard Rock Entertainment, Inc., 144A, 7.86%**, 3/15/2014	100,000	100,750
	Principal Amount ($)(a)	Value ($)

Shingle Springs Tribal Gaming, 144A, 9.375%, 6/15/2015	75,000	75,656
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	285,000	239,400
7.875%, 1/15/2014	30,000	29,850
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	46,000	47,380
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	130,000	127,400
Six Flags, Inc., 9.75%, 4/15/2013	40,000	37,650
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	90,000	92,700
Station Casinos, Inc., 6.5%, 2/1/2014	115,000	101,775
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	156,114
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	439,000	414,855
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014	90,000	91,125
Time Warner Cable, Inc., 144A, 5.4%, 7/2/2012	810,000	795,439
Time Warner, Inc., 5.875%, 11/15/2016	765,000	744,040
Toys "R" Us, Inc., 7.375%, 10/15/2018	75,000	63,188
Travelport LLC:
9.875%, 9/1/2014	35,000	37,100
9.985%**, 9/1/2014	65,000	66,625
11.875%, 9/1/2016	35,000	38,631
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	190,000	188,575
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	50,000	47,625
United Components, Inc., 9.375%, 6/15/2013	15,000	15,488
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	350,000	345,625
Vitro, SA de CV:
144A, 8.625%, 2/1/2012	55,000	55,825
144A, 9.125%, 2/1/2017	115,000	117,875
Series A, 11.75%, 11/1/2013	35,000	38,675
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	65,000	65,813
Wyndham Worldwide Corp., 6.0%, 12/1/2016	830,000	800,511
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	175,000	171,500
Young Broadcasting, Inc., 8.75%, 1/15/2014	420,000	396,900
		17,491,622
Consumer Staples 0.5%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	40,000	40,900
Cerveceria Nacional Dominicana, 144A, 8.0%, 3/27/2014	140,000	144,200
Constellation Brands, Inc., 144A, 7.25%, 5/15/2017	75,000	73,125
CVS Caremark Corp., 6.25%, 6/1/2027	793,000	768,378
Del Laboratories, Inc., 8.0%, 2/1/2012	80,000	76,800
Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	31,324
9.0%, 4/15/2031	201,000	242,838
	Principal Amount ($)(a)	Value ($)

General Nutrition Centers, Inc., 144A, 9.796%**, 3/15/2014 (PIK)	100,000	96,500
Harry & David Holdings, Inc., 10.36%**, 3/1/2012	95,000	95,950
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	348,750	348,750
Pilgrim's Pride Corp., 7.625%, 5/1/2015	35,000	34,912
Rite Aid Corp.:
7.5%, 3/1/2017	145,000	139,925
144A, 9.5%, 6/15/2017	70,000	67,200
Smithfield Foods, Inc., 7.75%, 7/1/2017	105,000	105,000
Tereos Europe SA, 144A, 6.375%, 4/15/2014	75,000	99,986
Viskase Co., Inc., 11.5%, 6/15/2011	480,000	480,000
		2,845,788
Energy 1.5%
Belden & Blake Corp., 8.75%, 7/15/2012	395,000	404,875
Chaparral Energy, Inc., 8.5%, 12/1/2015	105,000	102,638
Chesapeake Energy Corp.:
6.25%, 1/15/2018	55,000	51,356
6.875%, 1/15/2016	280,000	273,700
7.75%, 1/15/2015	40,000	40,700
Cimarex Energy Co., 7.125%, 5/1/2017	75,000	73,125
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	130,000	131,300
Delta Petroleum Corp., 7.0%, 4/1/2015	205,000	177,837
Denbury Resources, Inc., 7.5%, 12/15/2015	30,000	29,925
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	25,000	24,563
144A, 7.75%, 6/1/2019	150,000	139,500
8.375%, 5/1/2016	160,000	156,400
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	55,000	54,588
Frontier Oil Corp., 6.625%, 10/1/2011	65,000	63,375
GAZ Capital (Gazprom), 144A, 6.212%, 11/22/2016	1,065,000	1,037,310
Kinder Morgan Energy Partners LP, 6.0%, 2/1/2017	381,000	372,854
Mariner Energy, Inc., 8.0%, 5/15/2017	60,000	59,550
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	115,000	115,000
144A, 8.25%, 12/15/2014	85,000	86,275
Peabody Energy Corp., 7.375%, 11/1/2016	60,000	61,200
Plains Exploration & Production Co., 7.0%, 3/15/2017	45,000	42,638
Quicksilver Resources, Inc., 7.125%, 4/1/2016	55,000	53,075
Reliant Energy, Inc., 7.875%, 6/15/2017	145,000	141,012
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	99,250
144A, 7.5%, 11/30/2016	300,000	298,500
Secunda International Ltd., 13.356%**, 9/1/2012	125,000	129,687
Seitel, Inc., 144A, 9.75%, 2/15/2014	145,000	143,550
	Principal Amount ($)(a)	Value ($)

Southern Natural Gas Co., 144A, 5.9%, 4/1/2017	895,000	865,660
Spectra Energy Capital LLC, 6.25%, 2/15/2013	1,625,000	1,648,465
Stone Energy Corp.:
6.75%, 12/15/2014	250,000	230,000
144A, 8.106%**, 7/15/2010	135,000	135,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	75,000	82,298
Tesoro Corp., 144A, 6.5%, 6/1/2017	115,000	112,412
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	55,000	51,150
Whiting Petroleum Corp.:
7.0%, 2/1/2014	85,000	79,900
7.25%, 5/1/2012	55,000	52,250
7.25%, 5/1/2013	30,000	28,500
Williams Companies, Inc.:
8.125%, 3/15/2012	275,000	291,844
8.75%, 3/15/2032	430,000	497,725
Williams Partners LP, 7.25%, 2/1/2017	75,000	75,375
		8,514,362
Financials 4.2%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	95,000	100,650
Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	220,000	218,900
Allied World Assurance Holdings, Ltd., 7.5%, 8/1/2016	1,000,000	1,051,129
Ashton Woods USA LLC, 9.5%, 10/1/2015	230,000	212,750
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	45,000	45,000
Capital One III, 7.686%, 8/15/2036	1,000,000	1,029,891
CEVA Group PLC:
144A, 8.5%, 12/1/2014 EUR	75,000	97,956
144A, 10.0%, 12/1/2016 EUR	50,000	66,319
CIT Group, Inc., 6.1%, 3/15/2067	1,250,000	1,138,402
CNA Financial Corp., 6.5%, 8/15/2016	370,000	373,021
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	405,000	449,550
Countrywide Financial Corp., 5.78%**, 5/7/2012	1,625,000	1,625,837
Duke Realty LP, 5.95%, 2/15/2017	1,250,000	1,245,166
E*TRADE Financial Corp.:
7.375%, 9/15/2013	80,000	81,200
7.875%, 12/1/2015	65,000	67,681
8.0%, 6/15/2011	130,000	133,250
Ford Motor Credit Co. LLC:
7.25%, 10/25/2011	435,000	418,658
7.375%, 10/28/2009	1,055,000	1,047,252
7.8%, 6/1/2012	75,000	73,165
7.875%, 6/15/2010	295,000	294,943
8.0%, 12/15/2016	100,000	95,785
8.105%**, 1/13/2012	100,000	99,746
GMAC LLC:
4.375%, 12/10/2007	134,000	133,034
6.125%, 8/28/2007	622,000	622,424
6.875%, 9/15/2011	1,240,000	1,219,731
8.0%, 11/1/2031	534,000	546,058
	Principal Amount ($)(a)	Value ($)

Goldman Sachs Capital II, 5.793%, 12/29/2049	1,060,000	1,034,502
Hawker Beechcraft Acquisition Co. LLC, 144A, 9.75%, 4/1/2017	110,000	114,950
Hexion US Financial, 9.75%, 11/15/2014	60,000	62,100
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	60,000	58,800
Idearc, Inc., 8.0%, 11/15/2016	435,000	439,350
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	85,000	81,069
iPayment, Inc., 9.75%, 5/15/2014	80,000	80,000
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	585,000	533,864
K&F Acquisition, Inc., 7.75%, 11/15/2014	30,000	31,800
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	80,000	78,400
144A, 10.0%, 5/1/2015	105,000	102,375
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	75,000	74,250
Manufacturers & Traders Trust Co., 5.629%, 12/1/2021	1,250,000	1,203,495
Morgan Stanley, Series F, 5.55%, 4/27/2017	1,875,000	1,798,901
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	95,000	81,225
Petroplus Finance Ltd., 144A, 7.0%, 5/1/2017	75,000	72,187
Pinnacle Foods Finance LLC:
144A, 9.25%, 4/1/2015	65,000	62,725
144A, 10.625%, 4/1/2017	30,000	28,875
PNC Preferred Funding Trust, 144A, 6.113%, 3/15/2049	1,000,000	975,345
Popular North America, Inc., Series E, 3.875%, 10/1/2008	1,000,000	980,160
R.H. Donnelly, Inc., 10.875%, 12/15/2012	320,000	341,200
Realogy Corp., 144A, 12.375%, 4/15/2015	60,000	54,750
Residential Capital LLC, 6.375%, 6/30/2010	1,630,000	1,608,960
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	90,000	90,225
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	125,000	119,375
U.S.I. Holdings Corp.:
144A, 9.23%**, 11/15/2014	45,000	44,775
144A, 9.75%, 5/15/2015	60,000	59,700
UCI Holding co., Inc., 144A, 12.359%**, 12/15/2013 (PIK)	90,484	91,841
Universal City Development Partners, 11.75%, 4/1/2010	370,000	392,200
Verizon Global Funding Corp., 7.75%, 12/1/2030	170,000	190,428
Washington Mutual Preferred Funding II, 144A, 6.665%, 12/31/2049	700,000	668,244
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	340,000	327,250
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	55,000	53,350
Series B, 9.75%, 2/15/2017	45,000	43,538
		24,467,707
	Principal Amount ($)(a)	Value ($)

Health Care 0.6%
Advanced Medical, 7.11%, 4/2/2014	40,000	39,875
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	45,000	42,525
Amgen, Inc., 144A, 5.85%, 6/1/2017	1,000,000	984,459
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015	555,000	562,631
HCA, Inc.:
6.5%, 2/15/2016	150,000	126,937
144A, 9.125%, 11/15/2014	120,000	126,150
144A, 9.25%, 11/15/2016	250,000	266,250
HEALTHSOUTH Corp.:
10.75%, 6/15/2016	140,000	151,900
11.409%**, 6/15/2014	30,000	32,400
Iasis Healthcare LLC:
1.0%, 6/15/2014	70,000	71,400
8.75%, 6/15/2014	30,000	30,000
Omnicare, Inc., 6.125%, 6/1/2013	30,000	27,938
Psychiatric Solutions, Inc., 144A, 7.75%, 7/15/2015	70,000	69,212
PTS Acquisition Corp., 144A, 9.5%, 4/15/2015 (PIK)	55,000	54,038
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	75,000	78,000
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	90,000	89,550
Tenet Healthcare Corp., 9.25%, 2/1/2015	275,000	261,250
The Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	145,000	143,550
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	50,000	49,500
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	235,000	232,650
		3,440,215
Industrials 1.5%
Actuant Corp., 144A, 6.875%, 6/15/2017	55,000	54,450
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	100,000	100,875
Alion Science and Technology, 10.25%, 2/1/2015	60,000	61,950
Allied Security Escrow Corp., 11.375%, 7/15/2011	130,000	130,650
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	295,000	309,381
American Color Graphics, Inc., 10.0%, 6/15/2010	140,000	112,000
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	120,000	122,100
144A, 8.856%**, 2/1/2015	100,000	101,500
Baldor Electric Co., 8.625%, 2/15/2017	75,000	79,313
Belden, Inc., 144A, 7.0%, 3/15/2017	75,000	73,875
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	98,500
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	85,000	85,212
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	250,000	235,000
Building Materials Corp. of America, 7.75%, 8/1/2014	100,000	97,000
Cenveo Corp., 7.875%, 12/1/2013	185,000	181,300
	Principal Amount ($)(a)	Value ($)

Congoleum Corp., 8.625%, 8/1/2008*	190,000	173,850
DRS Technologies, Inc.:
6.625%, 2/1/2016	35,000	33,775
6.875%, 11/1/2013	210,000	203,700
7.625%, 2/1/2018	250,000	252,500
Education Management LLC, 8.75%, 6/1/2014	75,000	76,875
Esco Corp., 144A, 8.625%, 12/15/2013	155,000	162,750
General Cable Corp., 144A, 7.125%, 4/1/2017	45,000	44,550
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	60,000	59,100
Harland Clarke Holdings Corp., 144A, 9.5%, 5/15/2015	70,000	67,200
Iron Mountain, Inc., 8.75%, 7/15/2018	55,000	56,650
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	270,000	229,500
8.875%, 4/1/2012	265,000	243,800
Kansas City Southern de Mexico:
144A, 7.375%, 6/1/2014	60,000	59,550
144A, 7.625%, 12/1/2013	205,000	204,487
9.375%, 5/1/2012	190,000	203,300
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	55,000	54,588
9.5%, 10/1/2008	485,000	501,975
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	135,000	143,775
Navios Maritime Holdings, Inc., 144A, 9.5%, 12/15/2014	115,000	121,900
Owens Corning Inc, 7.0%, 12/1/2036	742,000	720,972
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	45,000	47,025
R. R. Donnelley & Sons Co., 6.125%, 1/15/2017	583,000	567,634
Rail America, Inc., 7.6%, 10/2/2008	120,000	120,376
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	30,000	32,925
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	65,000	66,625
Riverdeep Bank, 12.06%**, 12/15/2007	93,602	93,953
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017	55,000	51,975
Ship Finance International Ltd., 8.5%, 12/15/2013	70,000	72,100
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	110,000	107,800
Terex Corp., 7.375%, 1/15/2014	40,000	40,000
The Manitowoc Co., Inc., 7.125%, 11/1/2013	20,000	20,050
Titan International, Inc., 8.0%, 1/15/2012	220,000	226,050
TransDigm, Inc., 144A, 7.75%, 7/15/2014	45,000	45,450
Tribune Co., 7.86%, 5/24/2014	140,000	136,734
U.S. Concrete, Inc., 8.375%, 4/1/2014	80,000	79,800
United Rentals North America, Inc., 7.0%, 2/15/2014	145,000	141,375
Vangent, Inc., 144A, 9.625%, 2/15/2015	60,000	60,669
Xerox Capital Trust I, 8.0%, 2/1/2027	55,000	56,464
	Principal Amount ($)(a)	Value ($)

Xerox Corp., 5.5%, 5/15/2012	1,631,000	1,602,979
		9,027,887
Information Technology 0.3%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	75,000	71,625
L-3 Communications Corp.:
5.875%, 1/15/2015	245,000	227,238
Series B, 6.375%, 10/15/2015	115,000	108,675
Lucent Technologies, Inc., 6.45%, 3/15/2029	480,000	417,600
MasTec, Inc., 144A, 7.625%, 2/1/2017	100,000	100,250
Sanmina-SCI Corp.:
144A, 8.11%**, 6/15/2010	60,000	60,150
8.125%, 3/1/2016	105,000	97,650
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	140,000	134,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015	265,000	280,237
Unisys Corp., 7.875%, 4/1/2008	440,000	440,000
		1,937,825
Materials 1.1%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	35,000	36,050
ARCO Chemical Co., 9.8%, 2/1/2020	720,000	781,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	145,000	108,025
Cascades, Inc., 7.25%, 2/15/2013	217,000	211,032
Chemtura Corp., 6.875%, 6/1/2016	140,000	132,300
Clondalkin Acquisition BV:
144A, 6.147%**, 12/15/2013	50,000	70,243
144A, 7.359%**, 12/15/2013	75,000	74,997
CPG International I, Inc.:
10.5%, 7/1/2013	210,000	215,250
12.117%**, 7/1/2012	35,000	35,875
Equistar Chemical Funding, 10.625%, 5/1/2011	100,000	105,250
Exopack Holding Corp., 11.25%, 2/1/2014	245,000	258,475
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	115,000	122,762
GEO Specialty Chemicals, Inc., 144A, 13.349%**, 12/31/2009 (g)	491,000	403,234
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	50,000	48,000
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	75,000	73,500
Hexcel Corp., 6.75%, 2/1/2015	300,000	291,000
Huntsman LLC, 11.625%, 10/15/2010	382,000	410,650
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	60,000	76,132
International Coal Group, Inc., 10.25%, 7/15/2014	100,000	103,375
Jefferson Smurfit Corp., 8.25%, 10/1/2012	35,000	34,738
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	200,000	171,000
Lyondell Chemical Co.:
6.875%, 6/15/2017	360,000	347,400
10.5%, 6/1/2013	50,000	54,000
	Principal Amount ($)(a)	Value ($)

MacDermid, Inc., 144A, 9.5%, 4/15/2017	75,000	75,375
Massey Energy Co.:
6.625%, 11/15/2010	100,000	98,500
6.875%, 12/15/2013	175,000	160,344
Metals USA Holding Corp.:
144A, 11.356%**, 1/15/2012 (PIK)	90,000	90,000
144A, 11.36%**, 7/1/2012 (PIK)	105,000	96,600
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	70,000	60,287
Momentive Performance Materials, Inc.:
144A, 9.75%, 12/1/2014	115,000	116,150
144A, 11.5%, 12/1/2016	40,000	40,400
Mueller Water Products, Inc., 144A, 7.375%, 6/1/2017	70,000	69,413
Neenah Foundry Co., 9.5%, 1/1/2017	75,000	72,000
NewMarket Corp., 7.125%, 12/15/2016	175,000	169,312
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	95,000	129,221
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	252,982	3,795
Radnor Holdings Corp., 11.0%, 3/15/2010*	40,000	150
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	140,000	135,800
8.375%, 7/1/2012	75,000	75,094
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	220,000	212,300
The Mosaic Co., 144A, 7.375%, 12/1/2014	130,000	131,300
TriMas Corp., 9.875%, 6/15/2012	154,000	158,235
Witco Corp., 6.875%, 2/1/2026	60,000	49,800
Wolverine Tube, Inc., 10.5%, 4/1/2009	130,000	129,675
		6,238,239
Telecommunication Services 1.2%
American Cellular Corp., Series B, 10.0%, 8/1/2011	19,000	19,903
AT&T, Inc., 6.15%, 9/15/2034	500,000	479,404
BCM Ireland, (Preferred), 144A, 11.061%**, 2/15/2017 (PIK) EUR	77,005	103,499
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	285,000	267,187
Centennial Communications Corp.:
10.0%, 1/1/2013	175,000	187,687
10.125%, 6/15/2013	60,000	64,350
CenturyTel, Inc., 6.0%, 4/1/2017	386,000	375,572
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	295,000	302,375
8.375%, 1/15/2014	85,000	85,850
Citizens Communications Co., 6.625%, 3/15/2015	100,000	95,000
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	220,000	227,150
Dobson Cellular Systems, 9.875%, 11/1/2012	115,000	123,912
Dobson Communications Corp., 8.875%, 10/1/2013	110,000	114,950
	Principal Amount ($)(a)	Value ($)

Embratel, Series B, 11.0%, 12/15/2008	34,000	36,125
Insight Midwest LP, 9.75%, 10/1/2009	23,000	23,173
Intelsat Bermuda Ltd.:
8.872%**, 1/15/2015	15,000	15,319
9.25%, 6/15/2016	45,000	47,813
11.25%, 6/15/2016	145,000	162,400
Intelsat Corp., 9.0%, 6/15/2016	55,000	57,612
Intelsat Ltd., 5.25%, 11/1/2008	60,000	59,100
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	135,000	137,025
iPCS, Inc., 144A, 7.48%**, 5/1/2013	35,000	35,044
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	225,000	232,312
Millicom International Cellular SA, 10.0%, 12/1/2013	120,000	129,900
Mobifon Holdings BV, 12.5%, 7/31/2010	314,000	335,195
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	420,000	419,820
Nortel Networks Ltd.:
144A, 9.606%**, 7/15/2011	145,000	154,244
144A, 10.125%, 7/15/2013	135,000	144,787
144A, 10.75%, 7/15/2016	90,000	99,450
Qwest Corp.:
7.25%, 9/15/2025	25,000	24,938
7.5%, 10/1/2014	1,250,000	1,281,250
Rural Cellular Corp., 9.875%, 2/1/2010	135,000	141,075
Stratos Global Corp., 9.875%, 2/15/2013	45,000	47,813
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	160,000	163,600
US Unwired, Inc., Series B, 10.0%, 6/15/2012	170,000	184,086
Virgin Media Finance PLC, 8.75%, 4/15/2014	250,000	257,500
West Corp., 9.5%, 10/15/2014	85,000	87,125
		6,723,545
Utilities 1.2%
AES Corp., 144A, 8.75%, 5/15/2013	725,000	764,875
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	575,000	612,375
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	1,000,000	996,748
CenterPoint Energy, Inc., 5.95%, 2/1/2017	1,490,000	1,456,506
CMS Energy Corp., 8.5%, 4/15/2011	340,000	361,630
Dominion Resources, Inc., Series E, 7.195%, 9/15/2014	750,000	819,261
DPL, Inc., 6.875%, 9/1/2011	500,000	519,172
Edison Mission Energy, 144A, 7.0%, 5/15/2017	125,000	117,813
Mirant Americas Generation LLC, 8.3%, 5/1/2011	60,000	61,950
Mirant North America LLC, 7.375%, 12/31/2013	50,000	51,125
NRG Energy, Inc.:
7.25%, 2/1/2014	250,000	250,625
7.375%, 2/1/2016	485,000	486,213
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	285,000	306,414
	Principal Amount ($)(a)	Value ($)

Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	155,000	159,650
Sierra Pacific Resources:
6.75%, 8/15/2017	170,000	167,120
8.625%, 3/15/2014	33,000	35,419
		7,166,896
Total Corporate Bonds (Cost $88,468,977)		87,854,086

Asset Backed 0.9%
Automobile Receivables 0.3%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	566,000	563,929
Hertz Vehicle Financing LLC, "A6", Series 2005-2A, 144A, 5.08%, 11/25/2011	1,347,000	1,328,291
		1,892,220
Home Equity Loans 0.6%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	689,000	685,302
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	1,613,000	1,606,070
DB Master Finance LLC, "A2", Series 2006-1, 144A, 5.779%, 6/20/2031	1,280,000	1,283,119
		3,574,491
Total Asset Backed (Cost $5,494,619)		5,466,711

Mortgage-Backed Securities Pass-Throughs 4.1%
Federal Home Loan Mortgage Corp.:
5.729%, 4/1/2037	2,999,757	2,990,386
5.78%, 10/1/2036	2,064,167	2,063,012
5.884%, 11/1/2036	2,576,441	2,579,497
5.891%, 9/1/2036	1,991,530	1,993,491
6.0%, 8/1/2035	646,005	637,778
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2028 until 9/1/2035	2,511,510	2,291,848
5.0%, 2/1/2034 (f)	1,600,000	1,496,000
5.971%, 12/1/2036	6,493,740	6,535,502
6.0%, 1/1/2024	147,629	146,880
6.5%, 5/1/2017	102,096	103,995
8.0%, 9/1/2015	167,676	175,330
Government National Mortgage Association, 5.5%, 1/1/2034 (f)	3,200,000	3,103,500
Total Mortgage-Backed Securities Pass-Throughs (Cost $24,337,835)		24,117,219

Commercial and Non-Agency Mortgage-Backed Securities 9.0%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.421%**, 1/25/2036	1,000,000	974,441
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,241,781
	Principal Amount ($)(a)	Value ($)

Bear Stearns Commercial Mortgage Securities, "A3", Series 2006-T24, 5.531%, 10/12/2041	1,800,000	1,778,346
Citicorp Mortgage Securities, Inc., "2A1", Series 2006-5, 5.5%, 10/25/2021	7,869,187	7,796,317
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	2,000,000	1,878,775
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	305,242	308,151
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	543,440	537,010
"1A5", Series 2003-J1, 5.25%, 10/25/2033	533,392	529,680
"4A3", Series 2005-43, 5.724%**, 10/25/2035	711,300	701,703
"A1", Series 2004-35T2, 6.0%, 2/25/2035	574,311	574,980
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	2,376,409	2,382,037
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	1,304,695	1,305,929
Countrywide Home Loans, "A6", Series 2003-57, 5.5%, 1/25/2034	182,645	182,072
CS First Boston Mortgage Securities Corp., "A3", Series 2005-C5**, 5.1%, 8/15/2038	2,000,000	1,942,013
First Horizon Alternative Mortgage Securities Trust, "1A7", Series 2006-FA8, 6.0%, 2/25/2037	2,275,000	2,274,902
Greenwich Capital Commercial Funding Corp., "A4", Series 2005-GG3, 4.799%, 8/10/2042	2,000,000	1,881,529
GS Mortgage Securities Corp. II:
"AAB", Series 2006-GG8, 5.535%, 11/10/2039	1,800,000	1,776,087
"A4", Series 2006-GG6, 5.553%, 4/10/2038	1,950,000	1,913,063
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.551%**, 9/25/2035	1,025,000	992,500
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	2,881,144	2,865,498
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2005-LDP2, 4.738%, 7/15/2042	2,000,000	1,864,389
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030	135,140	133,098
"A2", Series 2006-C7, 5.3%, 11/15/2038	880,000	868,768
Master Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	932,274	920,450
Merrill Lynch/Countrywide Commercial Mortgage Trust, "A2", Series 2006-4, 5.112%, 12/12/2049	795,000	778,356
	Principal Amount ($)(a)	Value ($)

Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	900,000	868,568
"1A1", Series 2005-17, 5.724%**, 8/25/2035	1,260,382	1,255,961
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	150,627	140,059
Wachovia Bank Commercial Mortgage Trust, "APB", Series 2006-C23, 5.446%, 1/15/2045	2,100,000	2,062,853
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A6", Series 2004-AR4, 3.799%**, 6/25/2034	190,000	183,908
"A6", Series 2003-AR10, 4.058%**, 10/25/2033	1,620,000	1,595,838
"1A6", Series 2005-AR12, 4.836%**, 10/25/2035	1,880,000	1,841,871
"1A3", Series 2005-AR16, 5.109%**, 12/25/2035	1,005,000	985,525
Wells Fargo Mortgage Backed Securities Trust:
"A3", Series 2006-1, 5.0%, 3/25/2021	1,713,987	1,645,963
"1A1", Series 2006-AR12, 6.031%**, 9/25/2036	2,290,361	2,294,335
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $52,957,835)		52,276,756

Collateralized Mortgage Obligations 1.7%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	754,680	752,665
Federal Home Loan Mortgage Corp.:
"DE", Series 3027, 5.0%, 9/15/2025	2,500,000	2,297,060
"GZ", Series 2906, 5.0%, 9/15/2034	2,843,936	2,409,051
"H", Series 2278, 6.5%, 1/15/2031	27,450	27,957
Federal National Mortgage Association, "HM", Series 2002-36, 6.5%, 12/25/2029	2,234	2,228
Government National Mortgage Association:
"CK", Series 2007-31, 5.0%, 5/16/2037	3,000,000	2,784,408
"Z" Series, 2007- 72, 5.5%, 9/20/2035	1,669,678	1,455,379
Total Collateralized Mortgage Obligations (Cost $9,888,923)		9,728,748

Loan Participations 0.0%
Consumer Discretionary
Sabre, Inc., LIBOR plus 2.25%, 7.681%**, 9/30/2014	70,000	69,271
	Principal Amount ($)(a)	Value ($)

Energy
Longview Power LLC:
Demand Draw, 7.55%**, 4/1/2014	15,000	15,037
Letter of Credit, 7.61%**, 4/1/2014	10,000	10,025
Term Loan B, 7.625%**, 4/1/2014	15,000	15,038
		40,100
Total Loan Participations (Cost $110,175)		109,371

Government & Agency Obligations 6.1%
Sovereign Bonds 0.0%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	112,848	140,190
US Treasury Obligations 6.1%
US Treasury Bills:
4.36%***, 7/19/2007 (c)	80,000	79,825
4.85%***, 7/19/2007 (c)	930,000	922,687
US Treasury Bonds:
4.5%, 5/15/2017 (b)	10,905,000	10,455,169
4.75%, 2/15/2037 (b)	3,150,000	2,970,107
US Treasury Notes:
4.75%, 5/31/2012 (b)	18,025,000	17,884,189
4.5%, 3/31/2009 (b)	3,350,000	3,325,659
		35,637,636
Total Government & Agency Obligations (Cost $36,016,288)		35,777,826
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	170,000	149,600
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	270,000	183,600
Total Other Investments (Cost $330,077)		333,200
	Contracts	Value ($)

Options Purchased 0.0%
Call Options
3 Month LIBOR, 6.08% fixed rate, Expiring 6/22/2012, Strike Rate, 6.08%	2,900,000	60,094
Put Options
3 Month LIBOR, 6.08% fixed rate, Expiring 6/22/2012, Strike Rate, 6.08%	2,900,000	77,032
Total Options Purchased (Cost $137,460)		137,126
	Shares	Value ($)

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional, 5.36% (d) (e) (Cost $34,810,925)	34,810,925	34,810,925

	Shares	Value ($)

Cash Equivalents 5.4%
Cash Management QP Trust, 5.34% (d) (Cost $31,589,858)	31,589,858	31,589,858
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $548,455,155)+	106.9	623,855,689
Other Assets and Liabilities, Net	(6.9)	(40,531,042)
Net Assets	100.0	583,324,647
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	173,850
Oxford Automotive, Inc.	12.0%	10/15/2010	252,982	USD	22,402	3,795
Radnor Holdings Corp.	11.0%	3/15/2010	40,000	USD	27,743	150
					240,301	177,795
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $554,375,192. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $69,480,497. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $82,986,768 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,506,271.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $34,213,374 which is 5.9% of net assets.
(c) At June 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Mortgage dollar rolls.
(g) Security has a deferred interest payment of $15,343 from April 1, 2006.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

At June 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10-Year Japan Government Bond	9/10/2007	5	5,368,886	5,360,812	(8,074)
10-Year US Treasury Note	9/19/2007	52	5,538,658	5,496,563	(42,095)
S&P 500 Index	9/20/2007	11	4,197,725	4,167,350	(30,375)
Russell 2000 Index Futures	9/21/2007	5	2,103,406	2,105,250	1,844
Russell E Mini 2000 Index Futures	9/21/2007	5	421,892	421,050	(842)
United Kingdom Treasury Bond	9/26/2007	13	2,758,721	2,707,904	(50,817)
Total net unrealized depreciation					(130,359)

At June 30, 2007, the open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year Federal Republic of Germany Bond	9/6/2007	37	5,597,858	5,546,096	51,762
10-Year Australia Bond	9/17/2007	33	2,752,304	2,745,292	7,012
10-Year Canada Government Bond	9/19/2007	12	1,260,045	1,248,383	11,662
Total net unrealized appreciation					70,436

At June 30, 2007, open written options contracts were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Rate (%)	Value ($)
Call Swaptions 3 Month LIBOR, 6.3% fixed rate	580,000	9/22/2007	6.3	(295)
Put Swaptions 3 Month LIBOR, 5.3% fixed rate	580,000	9/22/2007	5.3	(1,666)
Total open written options (Premium received $1,740)				(1,961)

At June 30, 2007, the open interest rate swaps were as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Received by the Portfolio	Cash Flows Receivable by Fund	Unrealized Appreciation/ (Depreciation) ($)
11/29/2007 6/20/2012	1,625,000+	Fixed — 0.36%	Floating — BMA	1,267
11/21/2007 6/20/2012	1,625,000++	Fixed — 0.47%	Floating — BMA	(808)
Total net unrealized appreciation				459
Counterparties: + JP Morgan Chase ++ Morgan Stanley BMA: Bond Market Association

At June 30, 2007, open credit default swap contracts sold were as fallows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Received by the Portfolio	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
7/2/2007 6/20/2012	1,625,000+	Fixed — 1.0%	Dow Jones CDX High Yield	318
5/14/2007 6/20/2012	2,500,000++	Fixed — 0.35%	Dow Jones CDX High Yield	(6,460)
Total net unrealized depreciation				(6,142)
Counterparties: + JP Morgan Chase ++ Morgan Stanley

As of June 30, 2007, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	755,910	AUD	908,000	9/19/2007	12,165
USD	3,569,493	EUR	2,678,000	9/19/2007	64,721
USD	1,846,004	GBP	939,000	9/19/2007	37,396
JPY	662,427,000	USD	5,443,002	9/19/2007	6,749
SGD	4,159,000	USD	2,715,895	9/19/2007	18,369
Total unrealized appreciation					139,400
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	612,000	USD	828,374	7/11/2007	(255)
CAD	993,000	USD	932,285	9/19/2007	(1,595)
CHF	3,278,000	USD	2,650,602	9/19/2007	(49,059)
NOK	1,735,000	USD	285,010	9/19/2007	(9,604)
SEK	1,681,000	USD	238,416	9/19/2007	(8,320)
Total unrealized depreciation					(68,833)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krona SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $482,054,372) — including $34,213,374 of securities loaned	$ 557,454,906
Investment in Daily Assets Fund Institutional (cost $34,810,925)*	34,810,925
Investment in Cash Management QP Trust (cost $31,589,858)	31,589,858
Total investments in securities, at value (cost $548,455,155)	623,855,689
Cash	90,745
Foreign currency, at value (cost $399,203)	400,776
Receivable for investments sold	12,479,556
Dividends receivable	280,577
Interest receivable	2,490,452
Open credit default swap contract receivable	18,978
Unrealized appreciation on forward foreign currency exchange contracts	139,400
Foreign taxes recoverable	7,552
Receivable for Portfolio shares sold	55,468
Receivable for daily variation margin on open futures contracts	24,749
Other assets	11,822
Total assets	639,855,764
Liabilities
Payable upon return of securities loaned	34,810,925
Payable for investments purchased	4,876,463
Payable for investments purchased — mortgage dollar rolls	15,588,442
Payable for Portfolio shares redeemed	632,525
Unrealized depreciation on forward foreign currency exchange contracts	68,833
Net unrealized depreciation on swap contracts	5,683
Options written, at value (premium received $1,740)	1,961
Accrued management fee	211,770
Other accrued expenses and payables	334,515
Total liabilities	56,531,117
Net assets, at value	$ 583,324,647
Net Assets
Net assets consist of: Undistributed net investment income	9,231,580
Net unrealized appreciation (depreciation) on: Investments	75,400,534
Futures	(59,923)
Written options	(221)
Swaps	(5,683)
Foreign currency related transactions	82,974
Accumulated net realized gain (loss)	(23,694,328)
Paid-in capital	522,369,714
Net assets, at value	$ 583,324,647
Class A Net Asset Value, offering and redemption price per share ($575,781,698 ÷ 23,296,798 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.72
Class B Net Asset Value, offering and redemption price per share ($7,542,949 ÷ 304,940 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.74
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $984)	$ 6,830,003
Dividends (net of foreign taxes withheld of $10,659)	3,658,416
Interest — Cash Management QP Trust	716,922
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	47,569
Total Income	11,252,910
Expenses: Management fee	1,382,831
Custodian fee	28,384
Distribution service fee (Class B)	28,783
Record keeping fees (Class B)	15,280
Auditing	24,210
Legal	16,379
Trustees' fees and expenses	41,285
Reports to shareholders	73,913
Other	56,498
Total expenses before expense reductions	1,667,563
Expense reductions	(74,764)
Total expenses after expense reductions	1,592,799
Net investment income (loss)	9,660,111
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	31,322,433
Futures	505,361
Swaps	18,161
Foreign currency related transactions	478,977
Net increase from payments by affiliates and net losses realized on trades executed incorrectly	—
32,324,932
Net unrealized appreciation (depreciation) during the period on: Investments	(14,842,627)
Futures	(79,376)
Written options	(221)
Swaps	(28,758)
Foreign currency related transactions	(53,486)
(15,004,468)
Net gain (loss) on investment transactions	17,320,464
Net increase (decrease) in net assets resulting from operations	$ 26,980,575

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 9,660,111	$ 19,398,498
Net realized gain (loss) on investment transactions	32,324,932	27,673,450
Net unrealized appreciation (depreciation) during the period on investment and foreign currency transactions	(15,004,468)	16,069,946
Net increase (decrease) in net assets resulting from operations	26,980,575	63,141,894
Distributions to shareholders from: Net investment income: Class A	(18,973,533)	(15,934,054)
Class B	(849,365)	(705,320)
Portfolio share transactions: Class A Proceeds from shares sold	9,038,483	7,544,406
Reinvestment of distributions	18,973,533	15,934,054
Cost of shares redeemed	(59,301,039)	(120,785,402)
Net increase (decrease) in net assets from Class A share transactions	(31,289,023)	(97,306,942)
Class B Proceeds from shares sold	415,584	1,059,376
Reinvestment of distributions	849,365	705,320
Cost of shares redeemed	(24,606,043)	(7,245,826)
Net increase (decrease) in net assets from Class B share transactions	(23,341,094)	(5,481,130)
Increase (decrease) in net assets	(47,472,440)	(56,285,552)
Net assets at beginning of period	630,797,087	687,082,639
Net assets at end of period (including undistributed net investment income of $9,231,580 and $19,394,367, respectively)	$ 583,324,647	$ 630,797,087
Other Information
Class A Shares outstanding at beginning of period	24,544,133	28,729,438
Shares sold	367,773	324,532
Shares issued to shareholders in reinvestment of distributions	792,545	696,418
Shares redeemed	(2,407,653)	(5,206,255)
Net increase (decrease) in Class A shares	(1,247,335)	(4,185,305)
Shares outstanding at end of period	23,296,798	24,544,133
Class B Shares outstanding at beginning of period	1,244,941	1,479,683
Shares sold	16,904	45,760
Shares issued to shareholders in reinvestment of distributions	35,405	30,773
Shares redeemed	(992,310)	(311,275)
Net increase (decrease) in Class B shares	(940,001)	(234,742)
Shares outstanding at end of period	304,940	1,244,941

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.46	$ 22.75	$ 22.37	$ 21.32	$ 18.66	$ 22.57
Income (loss) from investment operations: Net investment income (loss)[b]	.39	.69[e]	.59	.47	.37	.47
Net realized and unrealized gain (loss) on investment transactions	.68	1.60	.34	.93	2.90	(3.81)
Total from investment operations	1.07	2.29	.93	1.40	3.27	(3.34)
Less distributions from: Net investment income	(.81)	(.58)	(.55)	(.35)	(.61)	(.57)
Net asset value, end of period	$ 24.72	$ 24.46	$ 22.75	$ 22.37	$ 21.32	$ 18.66
Total Return (%)	4.46c**	10.24[c,e]	4.30[c]	6.64	18.10	(15.17)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	576	600	653	622	667	640
Ratio of expenses before expense reductions (%)	.53*	.55	.55	.59	.59	.58
Ratio of expenses after expense reductions (%)	.51*	.51	.53	.59	.59	.58
Ratio of net investment income (%)	3.20*	2.99[e]	2.66	2.18	1.88	2.32
Portfolio turnover rate (%)	87d**	108	121[d]	131[d]	102[d]	140
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 94%, 122%, 140% and 108% for the periods ended June 30, 2007, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.43	$ 22.72	$ 22.33	$ 21.28	$ 18.64	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[c]	.34	.60[f]	.51	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	.68	1.60	.35	.92	2.92	(1.00)
Total from investment operations	1.02	2.20	.86	1.31	3.20	(.82)
Less distributions from: Net investment income	(.71)	(.49)	(.47)	(.26)	(.56)	—
Net asset value, end of period	$ 24.74	$ 24.43	$ 22.72	$ 22.33	$ 21.28	$ 18.64
Total Return (%)	4.26d**	9.82[d,f]	3.90[d]	6.26	17.66	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	30	34	33	21.8
Ratio of expenses before expense reductions (%)	.92*	.93	.95	.97	.99	.86*
Ratio of expenses after expense reductions (%)	.89*	.89	.91	.97	.99	.86*
Ratio of net investment income (%)	2.82*	2.61[f]	2.28	1.80	1.48	1.96*
Portfolio turnover rate (%)	87e**	108	121[e]	131[e]	102[e]	140
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 94%, 122%, 140% and 108% for the periods ended June 30, 2007, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,057.60	$ 1,056.20
Expenses Paid per $1,000*	$ 3.57	$ 5.51
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.32	$ 1,019.44
Expenses Paid per $1,000*	$ 3.51	$ 5.41
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.70%	1.08%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Blue Chip VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first six months of 2007. By the end of May, most indices were at or near their all-time highs. Markets were volatile with no pronounced trend in June. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. Growth stocks, as measured by the Russell 1000® Growth Index, performed better than value stocks, as measured by the Russell 1000® Value Index. The Portfolio's Class A shares, unadjusted for contract charges, underperformed the benchmark, the Russell 1000® Index, which posted a return of 7.18%.

For the first half of 2007, stock selection in the industrials, materials and energy sectors contributed to performance relative to the Russell 1000 Index. Positions in the information technology and consumer discretionary sectors detracted from performance.

In the industrials sector, holdings that contributed to performance include Honeywell International, Inc., which reported stronger-than-expected earnings, and aircraft manufacturers Boeing Co. and Lockheed Martin Corp., both of which received important new orders. In materials, which posted the highest return of the 10 sectors in the Russell 1000 Index, holdings that were especially strong were Lyondell Chemical Co., which has significant involvement in energy; Southern Copper Co.*; and Celanese Corp. In energy, performance benefited from significant positions in Devon Energy Corp., Tidewater Inc., Marathon Oil Corp. and Tesoro Corp.*

In information technology, performance was hurt by overweights in Lexmark International Inc., which reported sales and earnings below expectations, and Novellus Systems, Inc.*, which announced that 2007 earnings would likely be lower than previously expected.1 Also, not owning some of the strongest stocks in the Russell 1000 Index detracted from relative performance. Consumer discretionary holdings that hurt performance include The DIRECTV Group, Inc., Office Depot, Inc.* and Starbucks Corp.*

Robert Wang, Jin Chen, CFA and Julie Abbett
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of June 30, 2007, the positions were sold.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Financials	19%	20%
Information Technology	14%	13%
Consumer Discretionary	13%	14%
Industrials	12%	11%
Energy	12%	10%
Health Care	12%	13%
Consumer Staples	6%	7%
Materials	5%	4%
Telecommunication Services	4%	5%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 64. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 96.3%
Consumer Discretionary 12.0%
Auto Components 0.3%
TRW Automotive Holdings Corp.*	20,100	740,283
Hotels Restaurants & Leisure 2.3%
Brinker International, Inc.	24,000	702,480
Darden Restaurants, Inc.	42,900	1,887,171
McDonald's Corp.	38,200	1,939,032
Yum! Brands, Inc.	75,400	2,467,088
		6,995,771
Household Durables 1.1%
Centex Corp.	25,000	1,002,500
NVR, Inc.*	3,700	2,515,075
		3,517,575
Media 2.7%
McGraw-Hill Companies, Inc.	58,800	4,003,104
Regal Entertainment Group "A"	15,200	333,336
The DIRECTV Group, Inc.*	171,900	3,972,609
		8,309,049
Multiline Retail 2.4%
Big Lots, Inc.*	15,800	464,836
Dollar Tree Stores, Inc.*	26,600	1,158,430
Family Dollar Stores, Inc.	66,700	2,289,144
Macy's Inc.	75,600	3,007,368
Target Corp.	9,700	616,920
		7,536,698
Specialty Retail 2.3%
American Eagle Outfitters, Inc.	60,700	1,557,562
AutoZone, Inc.*	19,300	2,636,766
Dick's Sporting Goods, Inc.*	43,700	2,542,029
GameStop Corp. "A"*	10,400	406,640
		7,142,997
Textiles, Apparel & Luxury Goods 0.9%
Polo Ralph Lauren Corp.	29,100	2,855,001
Consumer Staples 5.7%
Beverages 0.8%
Coca-Cola Enterprises, Inc.	63,200	1,516,800
PepsiCo, Inc.	16,600	1,076,510
		2,593,310
Food & Staples Retailing 0.7%
Kroger Co.	19,100	537,283
Safeway, Inc.	52,900	1,800,187
		2,337,470
Food Products 1.9%
Dean Foods Co.	31,000	987,970
General Mills, Inc.	56,400	3,294,888
Kellogg Co.	18,400	952,936
Smithfield Foods, Inc.*	5,000	153,950
The J.M. Smucker Co.	6,700	426,522
		5,816,266
Household Products 1.2%
Colgate-Palmolive Co.	55,800	3,618,630
	Shares	Value ($)

Personal Products 0.1%
Estee Lauder Companies, Inc. "A"	7,600	345,876
Tobacco 1.0%
Altria Group, Inc.	37,500	2,630,250
Loews Corp. — Carolina Group	4,900	378,623
		3,008,873
Energy 11.9%
Energy Equipment & Services 2.4%
Global Industries Ltd.*	60,200	1,614,564
Patterson-UTI Energy, Inc.	12,200	319,762
Tidewater, Inc. (a)	40,100	2,842,288
Transocean, Inc.*	10,700	1,133,986
Unit Corp.*	22,600	1,421,766
		7,332,366
Oil, Gas & Consumable Fuels 9.5%
Chesapeake Energy Corp.	85,600	2,961,760
Chevron Corp.	86,300	7,269,912
ConocoPhillips	7,100	557,350
Devon Energy Corp.	50,500	3,953,645
ExxonMobil Corp.	150,440	12,618,907
Marathon Oil Corp.	31,900	1,912,724
		29,274,298
Financials 18.2%
Capital Markets 5.7%
Lehman Brothers Holdings, Inc.	11,800	879,336
Merrill Lynch & Co., Inc.	63,200	5,282,256
Morgan Stanley	67,300	5,645,124
The Goldman Sachs Group, Inc.	27,100	5,873,925
		17,680,641
Commercial Banks 2.1%
US Bancorp.	33,600	1,107,120
Wachovia Corp.	41,900	2,147,375
Wells Fargo & Co.	88,700	3,119,579
		6,374,074
Diversified Financial Services 5.4%
Bank of America Corp.	176,600	8,633,974
Citigroup, Inc.	8,900	456,481
JPMorgan Chase & Co.	157,200	7,616,340
		16,706,795
Insurance 3.5%
ACE Ltd.	5,300	331,356
Arch Capital Group Ltd.*	2,900	210,366
Genworth Financial, Inc. "A"	80,600	2,772,640
Hartford Financial Services Group, Inc.	6,000	591,060
MetLife, Inc.	62,000	3,997,760
Partnerre Ltd.	2,000	155,000
Renaissancere Holdings Ltd.	4,300	266,557
The Travelers Companies, Inc.	16,000	856,000
W.R. Berkley Corp.	19,100	621,514
XL Capital Ltd. "A"	10,900	918,761
		10,721,014
	Shares	Value ($)

Real Estate Investment Trusts 1.5%
AMB Property Corp. (REIT)	2,800	149,016
AvalonBay Communities, Inc. (REIT)	2,200	261,536
Equity Residential (REIT)	15,500	707,265
Essex Property Trust, Inc. (REIT)	500	58,150
Hospitality Properties Trust (REIT)	3,000	124,470
Host Hotels & Resorts, Inc. (REIT)	22,400	517,888
ProLogis (REIT)	13,200	751,080
Public Storage, Inc. (REIT)	7,600	583,832
Simon Property Group, Inc. (REIT)	7,800	725,712
The Macerich Co. (REIT)	1,700	140,114
Vornado Realty Trust (REIT)	7,000	768,880
		4,787,943
Health Care 11.6%
Biotechnology 2.4%
Cephalon, Inc.*	2,800	225,092
Genzyme Corp.*	52,800	3,400,320
Gilead Sciences, Inc.*	93,700	3,632,749
		7,258,161
Health Care Equipment & Supplies 2.0%
Advanced Medical Optics, Inc.*	47,700	1,663,776
Becton, Dickinson & Co.	39,500	2,942,750
Dade Behring Holdings, Inc.	17,000	903,040
Zimmer Holdings, Inc.*	8,000	679,120
		6,188,686
Health Care Providers & Services 2.6%
Aetna, Inc.	14,500	716,300
Coventry Health Care, Inc.*	40,100	2,311,765
Health Net, Inc.*	15,100	797,280
Humana, Inc.*	41,900	2,552,129
WellPoint, Inc.*	19,200	1,532,736
		7,910,210
Life Sciences Tools & Services 0.4%
Invitrogen Corp.*	18,300	1,349,625
Pharmaceuticals 4.2%
Abbott Laboratories	103,600	5,547,780
Eli Lilly & Co.	86,700	4,844,796
Merck & Co., Inc.	19,400	966,120
Pfizer, Inc.	2,050	52,419
Sepracor, Inc.*	39,700	1,628,494
		13,039,609
Industrials 11.9%
Aerospace & Defense 6.3%
Boeing Co.	61,900	5,952,304
General Dynamics Corp.	13,000	1,016,860
Honeywell International, Inc.	81,900	4,609,332
Lockheed Martin Corp.	53,900	5,073,607
Precision Castparts Corp.	8,600	1,043,696
Raytheon Co.	33,500	1,805,315
		19,501,114
Airlines 1.3%
AMR Corp.*	76,800	2,023,680
Continental Airlines, Inc. "B"*	56,500	1,913,655
		3,937,335
Commercial Services & Supplies 0.6%
Brink's Co.	9,500	587,955
Dun & Bradstreet Corp.	6,600	679,668
	Shares	Value ($)

Equifax, Inc.	14,200	630,764
		1,898,387
Construction & Engineering 0.1%
Fluor Corp.	3,200	356,384
Industrial Conglomerates 1.0%
General Electric Co.	82,200	3,146,616
Machinery 1.8%
AGCO Corp.*	13,700	594,717
Caterpillar, Inc.	55,100	4,314,330
PACCAR, Inc.	7,000	609,280
		5,518,327
Road & Rail 0.8%
Hertz Global Holdings, Inc.*	13,600	361,352
Ryder System, Inc.	36,600	1,969,080
		2,330,432
Information Technology 13.5%
Communications Equipment 0.1%
Cisco Systems, Inc.*	7,700	214,445
Computers & Peripherals 4.9%
Hewlett-Packard Co.	123,000	5,488,260
International Business Machines Corp.	62,700	6,599,175
Lexmark International, Inc. "A"*	30,100	1,484,231
NCR Corp.*	5,900	309,986
Western Digital Corp.*	62,400	1,207,440
		15,089,092
Electronic Equipment & Instruments 0.2%
Vishay Intertechnology, Inc.*	47,200	746,704
Internet Software & Services 1.2%
eBay, Inc.*	38,000	1,222,840
Google, Inc. "A"*	4,700	2,459,886
Yahoo!, Inc.*	6,800	184,484
		3,867,210
IT Services 0.9%
Accenture Ltd. "A"	11,800	506,102
Computer Sciences Corp.*	27,700	1,638,455
Convergys Corp.*	25,200	610,848
		2,755,405
Semiconductors & Semiconductor Equipment 3.0%
Atmel Corp.*	26,900	149,564
MEMC Electronic Materials, Inc.*	36,900	2,255,328
National Semiconductor Corp.	96,800	2,736,536
NVIDIA Corp.*	51,800	2,139,858
Teradyne, Inc.*	100,400	1,765,032
Xilinx, Inc.	9,100	243,607
		9,289,925
Software 3.2%
BMC Software, Inc.*	10,700	324,210
Microsoft Corp.	296,400	8,734,908
Symantec Corp.*	35,100	709,020
		9,768,138
Materials 4.3%
Chemicals 2.7%
Albemarle Corp.	29,000	1,117,370
Celanese Corp. "A"	62,800	2,435,384
Chemtura Corp.	56,900	632,159
Huntsman Corp.	42,100	1,023,451
	Shares	Value ($)

Lyondell Chemical Co.	84,500	3,136,640
		8,345,004
Containers & Packaging 0.4%
Packaging Corp. of America	24,200	612,502
Sonoco Products Co.	12,900	552,249
		1,164,751
Metals & Mining 1.2%
Cleveland-Cliffs, Inc.	8,900	691,263
Nucor Corp.	46,600	2,733,090
United States Steel Corp.	2,600	282,750
		3,707,103
Telecommunication Services 4.2%
Diversified Telecommunication Services 4.1%
AT&T, Inc.	28,700	1,191,050
CenturyTel, Inc.	20,700	1,015,335
Citizens Communications Co.	129,300	1,974,411
Embarq Corp.	36,100	2,287,657
Verizon Communications, Inc.	148,000	6,093,160
Windstream Corp.	20,300	299,628
		12,861,241
Wireless Telecommunication Services 0.1%
United States Cellular Corp.*	2,500	226,500
Utilities 3.0%
Electric Utilities 1.9%
Exelon Corp.	34,600	2,511,960
Southern Co.	102,700	3,521,583
		6,033,543
	Shares	Value ($)

Multi-Utilities 1.1%
PG&E Corp.	5,600	253,680
Sempra Energy	52,300	3,097,729
		3,351,409
Total Common Stocks (Cost $276,612,880)		297,550,286
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.2%
US Treasury Bill, 4.845%**, 7/19/2007 (b) (Cost $768,135)	770,000	768,135
	Shares	Value ($)

Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 5.36% (c) (d) (Cost $64,260)	64,260	64,260

Cash Equivalents 3.4%
Cash Management QP Trust, 5.34% (c) (Cost $10,438,883)	10,438,883	10,438,883
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $287,884,158)+	99.9	308,821,564
Other Assets and Liabilities, Net	0.1	196,946
Net Assets	100.0	309,018,510
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $288,565,891. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $20,255,673. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,318,187 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,062,514.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $62,937 which is 0.02% of net assets.
(b) At June 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At June 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	9/20/2007	29	10,964,692	10,986,650	21,958

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $277,381,015 — including $62,937 of securities loaned)	$ 298,318,421
Investment in Daily Assets Fund Institutional (cost $64,260)*	64,260
Investment in Cash Management QP Trust (cost $10,438,883)	10,438,883
Total investments in securities, at value (cost $287,884,158)	308,821,564
Cash	10,000
Dividends receivable	228,135
Interest receivable	40,254
Receivable for investments sold	25,725,005
Other assets	5,324
Total assets	334,830,282
Liabilities
Payable for investments purchased	25,322,623
Payable for Portfolio shares redeemed	176,768
Payable upon return of securities loaned	64,260
Payable for daily variation margin on open futures contracts	13,050
Accrued management fee	161,322
Other accrued expenses and payables	73,749
Total liabilities	25,811,772
Net assets, at value	$ 309,018,510
Net Assets
Net assets consist of: Undistributed net investment income	1,889,121
Net unrealized appreciation (depreciation) on: Investments	20,937,406
Futures	21,958
Accumulated net realized gain (loss)	32,845,969
Paid-in capital	253,324,056
Net assets, at value	$ 309,018,510
Class A Net Asset Value, offering and redemption price per share ($297,298,423 ÷ 19,862,935 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.97
Class B Net Asset Value, offering and redemption price per share ($11,720,087 ÷ 783,656 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.96
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 2,910,220
Interest	18,838
Interest — Cash Management QP Trust	232,366
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,475
Total Income	3,187,899
Expenses: Management fee	1,101,844
Custodian fee	14,964
Distribution service fee (Class B)	44,317
Record keeping fees (Class B)	23,711
Auditing	23,366
Legal	6,431
Trustees' fees and expenses	15,967
Reports to shareholders	20,734
Other	9,879
Total expenses before expense reductions	1,261,213
Expense reductions	(2,859)
Total expenses after expense reductions	1,258,354
Net investment income (loss)	1,929,545
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	33,485,722
Futures	360,874
33,846,596
Net unrealized appreciation (depreciation) during the period on: Investments	(15,192,336)
Futures	4,877
(15,187,459)
Net gain (loss) on investment transactions	18,659,137
Net increase (decrease) in net assets resulting from operations	$ 20,588,682

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 1,929,545	$ 3,670,062
Net realized gain (loss) on investment transactions	33,846,596	40,582,255
Net unrealized appreciation (depreciation) during the period on investment transactions	(15,187,459)	5,884,664
Net increase (decrease) in net assets resulting from operations	20,588,682	50,136,981
Distributions to shareholders from: Net investment income: Class A	(3,290,254)	(2,723,182)
Class B	(315,334)	(213,761)
Net realized gain: Class A	(34,899,466)	(15,496,612)
Class B	(5,204,548)	(2,298,427)
Portfolio share transactions: Class A Proceeds from shares sold	10,895,785	28,436,502
Reinvestment of distributions	38,189,720	18,219,794
Cost of shares redeemed	(45,293,961)	(52,068,358)
Net increase (decrease) in net assets from Class A share transactions	3,791,544	(5,412,062)
Class B Proceeds from shares sold	1,182,748	8,559,228
Reinvestment of distributions	5,519,882	2,512,188
Cost of shares redeemed	(37,789,158)	(13,802,899)
Net increase (decrease) in net assets from Class B share transactions	(31,086,528)	(2,731,483)
Increase (decrease) in net assets	(50,415,904)	21,261,454
Net assets at beginning of period	359,434,414	338,172,960
Net assets at end of period (including undistributed net investment income of $1,889,121 and $3,565,164, respectively)	$ 309,018,510	$ 359,434,414
Other Information
Class A Shares outstanding at beginning of period	19,412,716	19,752,422
Shares sold	701,113	1,871,977
Shares issued to shareholders in reinvestment of distributions	2,657,600	1,231,899
Shares redeemed	(2,908,494)	(3,443,582)
Net increase (decrease) in Class A shares	450,219	(339,706)
Shares outstanding at end of period	19,862,935	19,412,716
Class B Shares outstanding at beginning of period	2,824,828	2,986,497
Shares sold	73,405	566,366
Shares issued to shareholders in reinvestment of distributions	384,393	169,857
Shares redeemed	(2,498,970)	(897,892)
Net increase (decrease) in Class B shares	(2,041,172)	(161,669)
Shares outstanding at end of period	783,656	2,824,828

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 16.17	$ 14.88	$ 13.65	$ 11.84	$ 9.37	$ 12.07
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.17[c]	.14	.13	.08	.07
Net realized and unrealized gain (loss) on investment transactions	.76	2.07	1.22	1.76	2.45	(2.73)
Total from investment operations	.85	2.24	1.36	1.89	2.53	(2.66)
Less distributions from: Net investment income	(.18)	(.14)	(.13)	(.08)	(.06)	(.04)
Net realized gain on investment transactions	(1.87)	(.81)	—	—	—	—
Total distributions	(2.05)	(.95)	(.13)	(.08)	(.06)	(.04)
Net asset value, end of period	$ 14.97	$ 16.17	$ 14.88	$ 13.65	$ 11.84	$ 9.37
Total Return (%)	5.76**	15.65[c]	10.06	16.04	27.25	(22.11)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	297	314	294	283	242	174
Ratio of expenses (%)	.70*	.71	.70	.70	.71	.69
Ratio of net investment income (%)	1.16*	1.12[c]	1.00	1.08	.82	.65
Portfolio turnover rate (%)	179**	226	288	249	182	195
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.12	$ 14.83	$ 13.60	$ 11.80	$ 9.35	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.11[d]	.09	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	.76	2.07	1.22	1.74	2.45	(.96)
Total from investment operations	.82	2.18	1.31	1.83	2.49	(.93)
Less distributions from: Net investment income	(.11)	(.08)	(.08)	(.03)	(.04)	—
Net realized gain on investment transactions	(1.87)	(.81)	—	—	—	—
Total distributions	(1.98)	(.89)	(.08)	(.03)	(.04)	—
Net asset value, end of period	$ 14.96	$ 16.12	$ 14.83	$ 13.60	$ 11.80	$ 9.35
Total Return (%)	5.62**	15.19[d]	9.68	15.55	26.76	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	46	44	37	17.4
Ratio of expenses (%)	1.08*	1.09	1.09	1.08	1.10	.94*
Ratio of net investment income (%)	.78*	.74[d]	.61	.70	.43	.61*
Portfolio turnover rate (%)	179**	226	288	249	182	195
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,031.80
Expenses Paid per $1,000*	$ 3.68
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.17
Expenses Paid per $1,000*	$ 3.66
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,031.80
Expenses Paid per $1,000**	$ 6.80
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,018.10
Expenses Paid per $1,000**	$ 6.76
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.73%
Estimated Indirect Expenses of Underlying DWS Portfolios	.62%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.35%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Conservative Allocation VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first six months of 2007, despite moderation in economic growth. By the end of May, most indices were at or near their all-time highs; markets were volatile with no pronounced trend in June. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. One of the Portfolio's benchmarks, the Russell 1000® Index, returned 7.18% as of June 30, 2007.

In the early months of 2007, the bond market seemed to indicate that it expected the US Federal Reserve Board (the Fed) to ease monetary policy. By midyear, bond prices reflected the expectation of continued steady Fed policy. For the first half of 2007, bond returns were positive but much lower than equity returns: return of the Lehman Brothers US Aggregate Index was 0.98%. High-yield bonds, as measured by the Lehman Brothers US Corporate High-Yield Index, were stronger than investment-grade bonds, providing a return of 2.87%.

Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Class B shares' return for the six months ended June 30, 2007 was above that of its major bond benchmark but below that of its equity benchmark.

The Portfolio's allocation between equity and fixed-income funds remained close to its target of 40% equity and 60% fixed income during the first half of 2007, but with equities slightly overweighted throughout the period.1 This overweight was positive for returns, as equities outperformed fixed income. Tactical asset allocation was marginally negative for performance.

Positions in international equity funds contributed to absolute performance, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities. In the fixed income portion of the portfolio, a position in high-yield bond funds was positive for performance, as high yield performed better than investment grade. However, a tactical overweight of cash equivalents with a corresponding underweight in investment-grade bond funds, detracted from performance.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Lehman Brothers US Corporate High-Yield Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of the major rating agencies (Moody's, Fitch, and S&P) is Ba1/BB+/BB+ or lower.

The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East) Index is composed of approximately 1,100 companies in 21 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation	6/30/07	12/31/06

Fixed Income — Bond Funds	49%	42%
Equity Funds	41%	42%
Fixed Income — Money Market Funds	10%	16%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 78. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Conservative Allocation VIP

	Shares	Value ($)

Equity Funds 41.1%
DWS Blue Chip VIP "A"	198,181	2,966,764
DWS Capital Growth VIP "A"	92,805	1,797,631
DWS Davis Venture Value VIP "A"	192,562	2,874,950
DWS Dreman High Return Equity VIP "A"	99,272	1,529,783
DWS Dreman Small Mid Cap Value VIP "A"	92,027	1,990,546
DWS Global Opportunities VIP "A"	4,191	76,406
DWS Global Thematic VIP "A"	1,262	20,708
DWS Growth & Income VIP "A"	402,922	4,444,233
DWS Health Care VIP "A"	4,958	68,921
DWS International Select Equity VIP "A"	762	12,131
DWS International VIP "A"	167,747	2,420,590
DWS Large Cap Value VIP "A"	247,099	4,477,429
DWS Mid Cap Growth VIP "A"	1,840	25,947
DWS RREEF Real Estate Securities VIP "A"	32,828	591,557
DWS Small Cap Growth VIP "A"	31,150	491,861
DWS Technology VIP "A"	7,050	71,415
Total Equity Funds (Cost $21,580,816)		23,860,872
	Shares	Value ($)

Fixed Income — Bond Funds 48.7%
DWS Core Fixed Income VIP "A"	2,245,583	25,711,930
DWS Government & Agency Securities VIP "A"	442	5,203
DWS High Income VIP "A"	254,909	2,031,622
DWS Strategic Income VIP "A"	46,572	525,335
Total Fixed Income — Bond Funds (Cost $28,701,646)		28,274,090

Fixed Income — Money Market Funds 10.3%
Cash Management QP Trust (Cost $5,969,329)	5,969,329	5,969,329
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $56,251,791)+	100.1	58,104,291
Other Assets and Liabilities, Net	(0.1)	(77,738)
Net Assets	100.0	58,026,553
+ The cost for federal income tax purposes was $56,507,310. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $1,596,981. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,296,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $699,217.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $50,282,462)	$ 52,134,962
Investment in Cash Management QP Trust (cost $5,969,329)	5,969,329
Total investments in securities, at value (cost $56,251,791)	58,104,291
Interest receivable	26,528
Other assets	1,123
Total assets	58,131,942
Liabilities
Payable for Portfolio shares redeemed	29,090
Accrued management fee	2,372
Other accrued expenses and payables	73,927
Total liabilities	105,389
Net assets, at value	$ 58,026,553
Net Assets
Net assets consist of: Undistributed net investment income	1,500,304
Net unrealized appreciation (depreciation) on investments	1,852,500
Accumulated net realized gain (loss)	1,533,524
Paid-in capital	53,140,225
Net assets, at value	$ 58,026,553
Class B Net Asset Value, offering and redemption price per share ($58,026,553 ÷ 4,978,276 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 1,541,047
Interest — Cash Management QP Trust	190,950
Total Income	1,731,997
Expenses: Management fee	44,043
Custodian and accounting fees	24,030
Distribution service fee	73,405
Record keeping fees	39,633
Auditing	20,103
Legal	12,659
Trustees' fees and expenses	10,448
Reports to shareholders	2,031
Other	1,873
Total expenses before expense reductions	228,225
Expense reductions	(14,681)
Total expenses after expense reductions	213,544
Net investment income (loss)	1,518,453
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	601,652
Capital gain distributions from Underlying Affiliated Portfolios	1,203,611
1,805,263
Net unrealized appreciation (depreciation) during the period on investments	(1,453,477)
Net gain (loss) on investment transactions	351,786
Net increase (decrease) in net assets resulting from operations	$ 1,870,239

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 1,518,453	$ 988,935
Net realized gain (loss) on investment transactions	1,805,263	1,638,036
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,453,477)	1,998,503
Net increase (decrease) in net assets resulting from operations	1,870,239	4,625,474
Distributions to shareholders from: Net investment income: Class B	(1,186,066)	(596,935)
Net realized gains: Class B	(1,601,633)	(265,258)
Portfolio share transactions: Class B Proceeds from shares sold	1,645,542	20,047,242
Net assets acquired in tax-free reorganization	—	13,389,187
Reinvestment of distributions	2,787,699	862,193
Cost of shares redeemed	(4,937,273)	(24,685,440)
Net increase (decrease) in net assets from Class B share transactions	(504,032)	9,613,182
Increase (decrease) in net assets	(1,421,492)	13,376,463
Net assets at beginning of period	59,448,045	46,071,582
Net assets at end of period (including undistributed net investment income of $1,500,304 and $1,167,917, respectively)	$ 58,026,553	$ 59,448,045
Other Information
Class B Shares outstanding at beginning of period	5,014,229	4,149,791
Shares sold	139,758	1,769,912
Shares issued in tax-free reorganization	—	1,177,592
Shares issued to shareholders in reinvestment of distributions	243,893	77,188
Shares redeemed	(419,604)	(2,160,254)
Net increase (decrease) in Class B shares	(35,953)	864,438
Shares outstanding at end of period	4,978,276	5,014,229

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.86	$ 11.10	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.30	.22	.19	(.03)
Net realized and unrealized gain (loss) on investment transactions	.06	.74	.28	.69
Total from investment operations	.36	.96	.47	.66
Less distributions from: Net investment income	(.24)	(.14)	—	—
Net realized gain on investment transactions	(.32)	(.06)	(.03)	—
Total distributions	(.56)	(.20)	(.03)	—
Net asset value, end of period	$ 11.66	$ 11.86	$ 11.10	$ 10.66
Total Return (%)[d,e]	3.18**	8.81	4.38	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	59	46	14
Ratio of expenses before expense reductions (%)[f]	.78*	.79	.94	2.96*
Ratio of expenses after expense reductions (%)[f]	.73*	.74	.75	.75*
Ratio of net investment income (%)	2.57[g]	1.90	1.73	(.67)*
Portfolio turnover rate (%)	10**	31	27	18
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[f] The Portfolio invests in other DWS Portfolios and bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
[g] The ratio for the six months ended June 30, 2007 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,009.10	$ 1,006.70
Expenses Paid per $1,000*	$ 3.34	$ 5.27
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.47	$ 1,019.54
Expenses Paid per $1,000*	$ 3.36	$ 5.31
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.67%	1.06%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Core Fixed Income VIP

The market entered 2007 anticipating US Federal Reserve Board (the Fed) easing, as reflected in lower yields early in the period. However, the resurgence of volatility and risk — resulting principally from the subprime mortgage meltdown and fear of possible contagion — led to wider credit spreads and higher rates overall as Fed easing was priced out of the market.1 The yield on the benchmark 10-year US Treasury, after initially declining, ended the period at 5.03%, up 33 basis points (one basis point equals .01%) from where it began the year. Despite positive absolute returns, this combination of wider spreads and higher yields led all spread sectors except for corporate bonds to underperform relative to comparable duration Treasuries.

During the six-month period ended June 30, 2007, the Portfolio's Class A shares, unadjusted for contract charges, underperformed the 0.98% return of its benchmark, the Lehman Brothers US Aggregate Index.

Within the corporate sector, performance relative to US Treasuries was mixed. Financials underperformed, while industrials and utilities outperformed on the basis of their yield advantage versus comparable Treasuries. Our overweight to financials detracted from performance.2 Our mortgage-backed holdings were structured to minimize volatility, and this position contributed positively to performance during the period. We held collateralized mortgage obligations structured to experience low prepayment rates on the underlying loans, and these added to performance as well. Additionally, our exposure to prime quality hybrid adjustable rate mortgages helped performance, as this sector continued to experience strengthening prices. Commercial mortgage backed securities (CMBS) underperformed Treasuries during the period. As spreads widened for this sector late in the period, the increasingly attractive relative valuation led us to purchase a number of the highest quality CMBS, and finish the period significantly overweight the sector. Asset-backed securities (ABS) underperformed Treasuries, with those backed by home equity loans lagging the most due to subprime mortgage exposure. Nearly all of our home equity-related ABS holdings are in very short term, AAA-rated bonds that have experienced minimal impact from the worsening performance of lower-quality subprime mortgages.3 Nonetheless, our holdings in this area detracted from performance, as any exposure to subprime was a negative.

Gary W. Bartlett, CFA J. Christopher Gagnier Daniel R. Taylor, CFA
Warren S. Davis, III William T. Lissenden Timothy C. Vile, CFA
Thomas J. Flaherty
Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Credit spread is the additional yield provided by non-Treasury fixed income securities versus Treasury securities of comparable duration.
2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
3 The credit quality of a bond is an assessment of the likelihood that the issuer will default on scheduled payments of principal and interest.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Commercial and Non-Agency Mortgage Backed Securities	36%	29%
Corporate Bonds	18%	19%
Mortgage-Backed Securities Pass-Throughs	12%	12%
Government & Agency Obligations	11%	10%
Collateralized Mortgage Obligations	11%	13%
Municipal Bonds and Notes	5%	5%
Asset Backed	4%	10%
Cash Equivalents	3%	2%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/07	12/31/06

Financials	51%	48%
Utilities	24%	20%
Consumer Discretionary	5%	12%
Energy	5%	9%
Telecommunication Services	4%	8%
Consumer Staples	4%	—
Materials	3%	1%
Information Technology	2%	—
Industrials	1%	2%
Health Care	1%	—
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/07	12/31/06

US Government and Agencies	22%	35%
AAA*	59%	45%
AA	2%	—
A	5%	7%
BBB	12%	11%
BB	—	2%
	100%	100%
* Includes cash equivalents
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/07	12/31/06

Under 1 year	4%	9%
1-4.99 years	44%	37%
5-9.99 years	40%	39%
10-14.99 years	3%	5%
15 years or greater	9%	10%
	100%	100%

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 6.8 years and 6.9 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 87. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 18.4%
Consumer Discretionary 1.0%
Comcast Cable Holdings LLC:
9.875%, 6/15/2022	250,000	320,860
10.125%, 4/15/2022	363,000	471,928
TCI Communications, Inc., 8.75%, 8/1/2015	848,000	980,627
Time Warner, Inc., 7.625%, 4/15/2031	665,000	712,462
Viacom, Inc.:
5.75%, 4/30/2011	830,000	828,798
6.875%, 4/30/2036	387,000	373,890
		3,688,565
Consumer Staples 0.7%
CVS Caremark Corp.:
6.25%, 6/1/2027	637,000	617,222
6.302%, 6/1/2037 (a)	1,949,000	1,918,457
		2,535,679
Energy 0.9%
Canadian Natural Resources Ltd., 5.7%, 5/15/2017	1,150,000	1,112,471
Enterprise Products Operating LP, 7.5%, 2/1/2011	160,000	168,666
GAZ Capital (Gazprom), 144A, 6.212%, 11/22/2016	1,425,000	1,387,950
TransCanada Pipelines Ltd., 6.35%, 5/15/2067 (a)	825,000	793,120
		3,462,207
Financials 9.1%
Allstate Corp., 6.5%, 5/15/2057 (a)	935,000	884,130
Axa, 144A, 6.379%, 12/14/2049	625,000	563,795
Banco Mercantil del Norte SA, Series A, 144A, 6.862%, 10/13/2021	610,000	609,375
Corp. Andina de Fomento, 5.75%, 1/12/2017 (a)	690,000	677,371
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	985,000	1,134,487
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	1,346,000	1,436,469
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,086,101
FPL Group Capital, Inc., 6.65%, 6/15/2067	1,359,000	1,347,745
Glen Meadow Pass-Through, 144A, 6.505%, 2/12/2067	935,000	953,046
Goldman Sachs Capital II, 5.793%, 12/29/2049	1,120,000	1,093,058
ICICI Bank Ltd., 144A, 5.75%, 1/12/2012	925,000	908,439
Lehman Brothers Capital Trust VII, 5.857%, 11/29/2049	1,800,000	1,763,204
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	1,310,000	1,267,242
Morgan Stanley, 5.45%, 1/9/2017	1,805,000	1,709,048
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049 (a)	1,525,000	1,498,428
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	2,890,000	2,987,711
PartnerRe Finance II, 6.44%, 12/1/2066	697,000	661,875
	Principal Amount ($)	Value ($)

StanCorp. Financial Group, Inc., 6.9%, 5/29/2067	940,000	922,458
Standard Chartered PLC, 144A, 7.014%, 7/30/2049	900,000	863,229
Sumitomo Mitsui Banking Corp., 144A, 5.625%, 7/29/2049	2,715,000	2,587,395
Suntrust Preferred Capital I, 5.853%, 12/15/2011	2,735,000	2,718,494
The Travelers Companies, Inc., 6.25%, 3/15/2037 (a)	480,000	461,256
TNK-BP Finance SA, 144A, 6.625%, 3/20/2017	151,000	146,289
UDR, Inc., Series E (REIT), 3.9%, 3/15/2010	345,000	329,711
Wachovia Bank NA, 5.85%, 2/1/2037 (a)	1,505,000	1,424,201
Wachovia Capital Trust III, 5.8%, 3/15/2042	2,290,000	2,280,020
Woori Bank, 144A, 6.208%, 5/2/2037	765,000	732,582
XL Capital Ltd., Series E, 6.5%, 12/31/2049	590,000	554,120
ZFS Finance USA Trust V, 144A, 6.5%, 5/9/2037	1,000,000	967,145
		34,568,424
Health Care 0.1%
Quest Diagnostics, Inc., 6.95%, 7/1/2037	444,000	449,024
Industrials 0.2%
United States Steel Corp., 5.65%, 6/1/2013	600,000	590,750
Information Technology 0.3%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	823,000	804,971
Seagate Technology HDD Holdings:
6.375%, 10/1/2011	440,000	429,000
6.8%, 10/1/2016	105,000	100,800
		1,334,771
Materials 0.6%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,295,000	1,251,334
Vale Overseas Ltd., 6.875%, 11/21/2036	940,000	944,875
		2,196,209
Telecommunication Services 0.7%
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	492,000	491,789
Qwest Corp., 7.625%, 6/15/2015	1,160,000	1,197,700
Telecom Italia Capital:
4.95%, 9/30/2014	484,000	448,438
6.2%, 7/18/2011 (a)	466,000	471,775
		2,609,702
Utilities 4.8%
Arizona Public Service Co., 6.875%, 8/1/2036	1,045,000	1,082,845
Baltimore Gas & Electric Co., 144A, 6.35%, 10/1/2036	425,000	420,877
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,490,000
	Principal Amount ($)	Value ($)

Commonwealth Edison Co.:
Series 99, 3.7%, 2/1/2008	455,000	449,707
Series 98, 6.15%, 3/15/2012	980,000	984,640
Constellation Energy Group, 7.6%, 4/1/2032	415,000	457,990
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,655,000	1,587,352
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	560,000	563,232
7.5%, 6/30/2066	1,640,000	1,723,533
Energy East Corp., 6.75%, 7/15/2036 (a)	1,145,000	1,186,256
Entergy Mississippi, Inc., 5.92%, 2/1/2016	400,000	393,757
Integrys Energy Group, Inc., 6.11%, 12/1/2066	1,305,000	1,251,372
Nevada Power Co., Series N, 6.65%, 4/1/2036	1,470,000	1,474,873
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,715,000	1,735,580
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,580,000	1,521,417
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	1,795,000	1,726,578
		18,050,009
Total Corporate Bonds (Cost $70,624,651)		69,485,340

Asset Backed 4.3%
Home Equity Loans
Ameriquest Mortgage Securities, Inc., "A5", Series 2004-FR1, 4.455%, 5/25/2034	2,450,000	2,411,629
Citigroup Mortgage Loan Trust, Inc., "A1", Series 2006-WFH4, 5.37%*, 11/25/2036	1,602,175	1,602,257
Countrywide Asset-Backed Certificates:
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,840,000	1,800,937
"A6", Series 2006-15, 5.826%, 10/25/2046	640,000	625,904
"A1B", Series 2007-S1, 5.888%, 11/25/2036	1,239,582	1,237,561
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,830,000	1,820,836
Credit-Based Asset Servicing and Securitization, "A2A", Series 2007-CB2, 5.891%, 2/25/2037	2,016,781	2,013,136
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	693,830	688,375
Option One Mortgage Loan Trust, "2A1", Series 2006-3, 5.36%*, 2/25/2037	1,945,360	1,945,355
Popular ABS Mortgage Pass-Through Trust, "AF2", Series 2005-2, 4.415%, 4/25/2035	1,047,686	1,043,377
Residential Asset Securities Corp., "AI1", Series 2006-KS3, 5.39%*, 4/25/2036	634,498	634,613
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	501,257	499,720
Total Asset Backed (Cost $16,374,494)		16,323,700
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 11.7%
Federal Home Loan Mortgage Corp.:
4.5%, 6/1/2020	2,946,972	2,805,494
5.5%, 10/1/2034 (b)	2,475,000	2,386,828
6.0%, with various maturities from 12/1/2025 until 12/1/2034	2,453,379	2,440,206
Federal National Mortgage Association:
4.5%, with various maturities from 6/1/2019 until 10/1/2033	5,611,117	5,223,258
5.0%, 2/1/2034	604,721	569,382
5.5%, with various maturities from 7/1/2024 until 3/1/2037 (b)	18,074,542	17,520,334
6.0%, 4/1/2024	1,522,829	1,515,096
6.31%, 6/1/2008	1,500,000	1,497,967
6.5%, with various maturities from 3/1/2017 until 4/1/2037	8,649,262	8,736,469
7.0%, 2/1/2032 (b)	1,675,000	1,719,623
8.0%, 9/1/2015	30,203	31,581
Total Mortgage-Backed Securities Pass-Throughs (Cost $45,214,943)		44,446,238

Commercial and Non-Agency Mortgage-Backed Securities 36.0%
Adjustable Rate Mortgage Trust:
"3A31", Series 2005-10, 5.421%*, 1/25/2036	1,265,000	1,232,668
"1A4", Series 2006-2, 5.764%*, 5/25/2036	1,705,000	1,695,488
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2005-5, 5.115%, 10/10/2045	2,635,000	2,515,056
"A2", Series 2007-2, 5.634%, 4/10/2049	1,480,000	1,477,234
Banc of America Mortgage Securities, Inc., "1A20", Series 2005-3, 5.5%, 4/25/2035	1,840,000	1,818,146
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	3,864,853	3,775,636
"2A1", Series 2006-4, 5.818%*, 10/25/2036	1,568,895	1,565,406
Bear Stearns Commercial Mortgage Securities:
"A2", Series 2007-PW16, 5.661%, 6/13/2040	2,800,000	2,809,940
"AAB", Series 2007-PW16, 5.713%, 6/13/2040	2,025,000	2,023,178
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-2, 6.39%, 11/18/2030	1,746,017	1,759,638
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.272%*, 12/25/2035	2,557,384	2,520,507
Citicorp Mortgage Securities, Inc.:
"A4", Series 2003-3, 5.5%, 3/25/2033	277,921	277,060
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,043,300	1,036,344
	Principal Amount ($)	Value ($)

Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C5, 5.413%, 10/15/2049	1,390,000	1,359,675
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%*, 3/25/2036	1,299,599	1,278,170
"1A1", Series 2006-AR1, 4.9%*, 10/25/2035	436,084	429,947
"1A2", Series 2006-AR2, 5.54%*, 3/25/2036	2,130,906	2,118,759
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,059,235	1,069,330
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD4, 5.322%, 12/11/2049	1,810,000	1,736,247
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	1,710,539	1,711,561
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	269,723	268,548
"A2", Series 2003-21T1, 5.25%, 12/25/2033	1,143,210	1,132,110
"A6", Series 2004-14T2, 5.5%, 8/25/2034	1,083,778	1,075,881
"7A1", Series 2004-J2, 6.0%, 12/25/2033	258,061	253,989
"1A1", Series 2004-J1, 6.0%, 2/25/2034	181,769	180,894
Credit Suisse Mortgage Capital Certificates:
"4A15", Series 2007-3, 5.5%, 4/25/2037	1,793,237	1,769,277
"5A14", Series 2007-1, 6.0%, 2/25/2037	1,850,005	1,846,724
CW Capital Cobalt Ltd.:
"AAB", Series 2007-C2, 5.416%, 4/15/2047	1,850,000	1,804,993
"A3", Series 2007-C2, 5.484%, 4/15/2047	1,850,000	1,792,136
GMAC Mortgage Corp. Loan Trust, "A1", Series 2006-J1, 5.75%, 4/25/2036	3,172,599	3,158,216
Greenwich Capital Commercial Funding Corp., "A2", Series 2007-GG9, 5.381%, 3/10/2039	1,300,000	1,285,007
GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	1,870,000	1,858,980
"C", Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,276,155
GSR Mortgage Loan Trust, "2A1", Series 2007-AR1, 6.019%*, 3/25/2037	3,327,507	3,329,185
Indymac Inda Mortgage Loan Trust,
"1A1", Series 2006-AR3, 5.376%*, 12/25/2036	1,963,650	1,939,716
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.806%*, 1/25/2037	1,541,359	1,519,580
JPMorgan Chase Commercial Mortgage Securities Corp.:
"ASB", Series 2007-CB19, 5.73%, 2/12/2049	1,680,000	1,676,858
"A2", Series 2007-LD11, 5.992%, 6/15/2049	2,430,000	2,442,131
	Principal Amount ($)	Value ($)

"ASB", Series 2007-LD11, 6.007%, 6/15/2049	3,180,000	3,184,947
"H", Series 2007-LD11, 144A, 6.007%, 6/15/2049	1,610,000	1,488,407
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.78%*, 7/25/2035	1,750,307	1,713,621
"2A4L", Series 2006-A6, 5.57%*, 10/25/2036	1,840,000	1,806,026
"2A4", Series 2006-A2, 5.755%*, 4/25/2036	2,565,000	2,551,129
LB-UBS Commercial Mortgage Trust, "A2", Series 2007-C2, 5.303%, 2/15/2040	2,810,000	2,770,138
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,805,875	1,761,902
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,716,629	1,719,978
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	557,952	550,876
"5A1", Series 2005-2, 6.5%, 12/25/2034	155,921	156,140
"8A1", Series 2004-3, 7.0%, 4/25/2034	52,398	52,672
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	1,138,224	1,087,538
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	210,000	204,375
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	1,800,000	1,776,905
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	1,845,000	1,825,319
Mortgage Capital Funding, Inc., "A2", Series 1998-MC3, 6.337%, 11/18/2031	839,633	842,070
Residential Accredit Loans, Inc.:
"3A1", Series 2006-QS18, 5.75%, 12/25/2021	1,584,086	1,576,587
"CB", Series 2004-QS2, 5.75%, 2/25/2034	725,017	699,982
Residential Funding Mortgage Security I, "2A2", Series 2007-SA1, 5.637%*, 2/25/2037	2,515,656	2,498,054
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.831%*, 2/20/2047	2,627,400	2,620,096
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,485,000	1,433,137
"2A1", Series 2006-1, 5.62%*, 2/25/2036	1,375,691	1,366,407
"1A1", Series 2005-18, 5.664%*, 9/25/2035	1,136,691	1,130,666
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	727,416	676,384
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	1,310,000	1,284,974
"A2", Series 2007-C31, 5.421%, 4/15/2047	1,830,000	1,807,118
	Principal Amount ($)	Value ($)

"APB", Series 2005-C22, 5.446%*, 12/15/2044	1,820,000	1,783,975
"A1", Series 2007-C32, 5.686%, 6/15/2049	2,550,000	2,549,977
"A2", Series 2007-C32, 5.736%, 6/15/2049	1,870,000	1,873,291
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.157%*, 10/20/2035	2,400,759	2,363,284
Washington Mutual Mortgage Pass-Through Certificates Trust:
"2A1", Series 2002-S8, 4.5%, 1/25/2018	129,446	128,904
"A1", Series 2003-S7, 4.5%, 8/25/2018	1,791,496	1,729,338
"1A3", Series 2005-AR16, 5.109%*, 12/25/2035	1,660,000	1,627,833
"4A1", Series 2007-HY3, 5.354%*, 3/25/2037	3,056,027	3,027,645
"1A1", Series 2006-AR16, 5.614%*, 12/25/2036	2,375,678	2,358,705
"1A1", Series 2007-HY2, 5.642%*, 12/25/2036	2,607,857	2,592,995
Wells Fargo Mortgage Backed Securities Trust:
"1A6", Series 2003-1, 4.5%, 2/25/2018	19,183	19,123
"2A5", Series 2006-AR2, 5.089%*, 3/25/2036	5,103,610	5,043,817
"A6", Series 2006-AR11, 5.191%, 8/25/2036	2,750,000	2,698,655
"A4", Series 2005-AR14, 5.386%*, 8/25/2035	1,700,000	1,638,774
"A1", Series 2006-3, 5.5%, 3/25/2036	2,125,467	2,103,099
"2A5", Series 2006-AR1, 5.554%*, 3/25/2036	1,700,000	1,645,413
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,846,833	1,838,324
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $137,692,279)		136,428,970

Collateralized Mortgage Obligations 10.5%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	1,105,412	1,102,462
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,866,733	1,781,389
"EW", Series 2545, 5.0%, 3/15/2029	935,988	925,550
"PD", Series 2783, 5.0%, 1/15/2033	1,283,000	1,217,623
"TE", Series 2780, 5.0%, 1/15/2033	1,785,000	1,699,365
"OE", Series 2840, 5.0%, 2/15/2033	2,780,000	2,626,188
"NE", Series 2802, 5.0%, 2/15/2033	2,640,000	2,512,536
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,406,952
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,674,906
"PE", Series 2898, 5.0%, 5/15/2033	860,000	814,368
	Principal Amount ($)	Value ($)

"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	997,403
"PE", Series 2864, 5.0%, 6/15/2033	2,275,000	2,161,028
"UE", Series 2911, 5.0%, 6/15/2033	3,055,000	2,891,738
"BG", Series 2869, 5.0%, 7/15/2033	335,000	318,077
"KD", Series 2915, 5.0%, 9/15/2033	1,341,000	1,268,653
"NE", Series 2921, 5.0%, 9/15/2033	2,275,000	2,150,621
"QE", Series 2991, 5.0%, 8/15/2034	2,530,000	2,391,382
"PE", Series 2378, 5.5%, 11/15/2016	1,475,981	1,472,686
"CH", Series 2390, 5.5%, 12/15/2016	440,000	438,992
"PE", Series 2512, 5.5%, 2/15/2022	45,000	44,672
"YA", Series 2841, 5.5%, 7/15/2027	1,687,401	1,689,278
"PE", Series 2165, 6.0%, 6/15/2029	1,614,855	1,624,226
Federal National Mortgage Association:
"PE", Series 2005-44, 5.0%, 7/25/2033	650,000	614,126
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	410,939
"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,453,947
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	496,629
"QC", Series 2002-11, 5.5%, 3/25/2017	633,185	629,889
"VD", Series 2002-56, 6.0%, 4/25/2020	13,401	13,366
"PH", Series 1999-19, 6.0%, 5/25/2029	1,599,862	1,603,644
"Z", Series 2001-14, 6.0%, 5/25/2031	1,015,756	1,016,362
"A2", Series 1998-M6, 6.32%, 8/15/2008	249,942	251,134
"HM", Series 2002-36, 6.5%, 12/25/2029	1,724	1,719
Total Collateralized Mortgage Obligations (Cost $40,789,405)		39,701,850

Municipal Bonds and Notes 5.3%
Anaheim, CA, Public Financing Authority Lease Revenue, Public Imports Project, Series B, 5.486%, 9/1/2020 (c)	1,935,000	1,877,492
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,530,000	1,597,779
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (c)	1,410,000	1,457,221
Indiana, Bond Bank Revenue, School Severance Funding, Series 11, 6.01%, 7/15/2021 (c)	1,965,000	1,975,139
Jersey City, NJ, Municipal Utilities Authority, Water Revenue, 4.55%, 5/15/2012 (c)	1,000,000	963,090
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	919,891
	Principal Amount ($)	Value ($)

Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, 5.83%, 12/1/2017 (c)	2,500,000	2,517,050
Menasha, WI, Anticipation Notes, Series B, 5.65%, 9/1/2009	1,310,000	1,311,900
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014 (c)	1,130,000	1,087,941
New York, General Obligation, Environmental Facilities Corp., 4.95%, 1/1/2013 (c)	1,500,000	1,469,265
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (c)	1,430,000	1,410,209
Oregon, School Board Association Taxable — Pension, 4.668%, 6/30/2020 (c)	1,135,000	1,031,863
Portland, OR, River District, Urban Renewal & Redevelopment, Series B, 3.35%, 6/15/2010 (c)	1,550,000	1,470,376
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (c)	1,040,000	1,000,407
Total Municipal Bonds and Notes (Cost $20,362,394)		20,089,623

Government & Agency Obligations 11.4%
US Treasury Bonds:
6.0%, 2/15/2026 (a)	14,842,000	16,200,963
8.75%, 8/15/2020 (a)	2,463,000	3,289,260
	Principal Amount ($)	Value ($)

US Treasury Notes:
4.625%, 12/31/2011 (a)	9,020,000	8,907,954
4.625%, 2/29/2012 (a)	13,183,000	13,014,099
4.875%, 8/31/2008 (a)	1,575,000	1,572,540
Total Government & Agency Obligations (Cost $44,586,538)		42,984,816
	Shares	Value ($)

Preferred Stocks 0.2%
Arch Capital Group Ltd., 8.0%	7,384	190,369
Delphi Financial Group, Inc. 7.376%	22,600	557,938
Total Preferred Stocks (Cost $751,264)		748,307

Securities Lending Collateral 11.8%
Daily Assets Fund Institutional, 5.36% (d) (e) (Cost $44,765,049)	44,765,049	44,765,049

Cash Equivalents 2.7%
Cash Management QP Trust, 5.34% (d) (Cost $10,243,175)	10,243,175	10,243,175
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 431,404,192)+	112.3	425,217,068
Other Assets and Liabilities, Net	(12.3)	(46,544,869)
Net Assets	100.0	378,672,199
+ The cost for federal income tax purposes was $431,429,309. At June 30, 2007, net unrealized depreciation for all securities based on tax cost was $6,212,241. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $598,601 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,810,842.
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2007.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $44,010,479 which is 11.6% of net assets.
(b) Mortgage dollar rolls included.
(c) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	1.5
Financial Guaranty Insurance Co.	1.4
Financial Security Assurance Inc.	0.6
MBIA Corp.	0.2
XL Capital Insurance	0.5
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $376,395,968) — including $44,010,479 of securities loaned	$ 370,208,844
Investment in Daily Assets Fund Institutional (cost $44,765,049)*	44,765,049
Investment in Cash Management QP Trust (cost $10,243,175)	10,243,175
Total investments in securities, at value (cost $431,404,192)	425,217,068
Cash	14,859
Receivable for investments sold	9,512,849
Interest receivable	3,465,124
Receivable for Portfolio shares sold	5,209,537
Foreign taxes recoverable	1,263
Other assets	5,813
Total assets	443,426,513
Liabilities
Payable upon return of securities loaned	44,765,049
Payable for investments purchased	14,612,458
Payable for investments purchased — mortgage dollar rolls	4,884,034
Payable for Portfolio shares redeemed	125,946
Accrued management fee	183,064
Other accrued expenses and payables	183,763
Total liabilities	64,754,314
Net assets, at value	$ 378,672,199
Net Assets
Net assets consist of: Undistributed net investment income	8,232,599
Net unrealized appreciation (depreciation) on investments	(6,187,124)
Accumulated net realized gain (loss)	(4,129,980)
Paid-in capital	380,756,704
Net assets, at value	$ 378,672,199
Class A Net Asset Value, offering and redemption price per share ($302,998,743 ÷ 26,468,331 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.45
Class B Net Asset Value, offering and redemption price per share ($75,673,456 ÷ 6,609,675 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.45
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,871)	$ 9,499,950
Interest — Cash Management QP Trust	307,531
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,551
Dividends	7,384
Total Income	9,841,416
Expenses: Management fee	1,096,515
Custodian fee	10,944
Distribution service fee (Class B)	98,610
Record keeping fees (Class B)	56,310
Auditing	23,210
Legal	9,760
Trustees' fees and expenses	16,086
Reports to shareholders	46,582
Other	22,628
Total expenses before expense reductions	1,380,645
Expense reductions	(2,858)
Total expenses after expense reductions	1,377,787
Net investment income (loss)	8,463,629
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(292,088)
Net unrealized appreciation (depreciation) during the period on investments	(4,975,584)
Net gain (loss) on investment transactions	(5,267,672)
Net increase (decrease) in net assets resulting from operations	$ 3,195,957

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income	$ 8,463,629	$ 15,881,888
Net realized gain (loss) on investment transactions	(292,088)	(3,380,379)
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,975,584)	2,452,304
Net increase (decrease) in net assets resulting from operations	3,195,957	14,953,813
Distributions to shareholders from: Net investment income: Class A	(12,441,885)	(9,250,155)
Class B	(3,150,565)	(2,794,336)
Net realized gains: Class A	—	(40,873)
Class B	—	(13,997)
Portfolio share transactions: Class A Proceeds from shares sold	49,575,989	91,229,471
Reinvestment of distributions	12,441,885	9,291,028
Cost of shares redeemed	(26,047,604)	(77,798,091)
Net increase (decrease) in net assets from Class A share transactions	35,970,270	22,722,408
Class B Proceeds from shares sold	2,017,185	10,023,723
Reinvestment of distributions	3,150,565	2,808,333
Cost of shares redeemed	(9,418,550)	(19,326,554)
Net increase (decrease) in net assets from Class B share transactions	(4,250,800)	(6,494,498)
Increase (decrease) in net assets	19,322,977	19,082,362
Net assets at beginning of period	359,349,222	340,266,860
Net assets at end of period (including undistributed net investment income of $8,232,599 and $15,361,420, respectively)	$ 378,672,199	$ 359,349,222
Other Information
Class A Shares outstanding at beginning of period	23,346,010	21,303,867
Shares sold	4,251,163	7,951,409
Shares issued to shareholders in reinvestment of distributions	1,080,025	821,488
Shares redeemed	(2,208,867)	(6,730,754)
Net increase (decrease) in Class A shares	3,122,321	2,042,143
Shares outstanding at end of period	26,468,331	23,346,010
Class B Shares outstanding at beginning of period	6,968,915	7,523,292
Shares sold	172,932	863,400
Shares issued to shareholders in reinvestment of distributions	273,249	248,086
Shares redeemed	(805,421)	(1,665,863)
Net increase (decrease) in Class B shares	(359,240)	(554,377)
Shares outstanding at end of period	6,609,675	6,968,915

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Date
Net asset value, beginning of period	$ 11.86	$ 11.81	$ 12.07	$ 12.16	$ 11.98	$ 11.48
Income (loss) from investment operations: Net investment income[b]	.27	.53	.47	.50	.45	.53
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.05)	(.21)	.05	.14	.37
Total from investment operations	.11	.48	.26	.55	.59	.90
Less distributions from: Net investment income	(.52)	(.43)	(.41)	(.43)	(.41)	(.40)
Net realized gain on investment transactions	—	(.00)***	(.11)	(.21)	—	—
Total distributions	(.52)	(.43)	(.52)	(.64)	(.41)	(.40)
Net asset value, end of period	$ 11.45	$ 11.86	$ 11.81	$ 12.07	$ 12.16	$ 11.98
Total Return (%)	.91**	4.26	2.25	4.53	5.13	8.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	303	277	252	210	201	216
Ratio of expenses (%)	.67*	.68	.67	.66	.66	.65
Ratio of net investment income (loss) (%)	4.68*	4.56	3.96	4.18	3.75	4.57
Portfolio turnover rate (%)	91c**	183[c]	164[c]	185[c]	229[c]	267
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 98% for the period ended June 30, 2007 and 198%, 241%, 176% and 204% for the years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
* Annualized ** Not annualized
*** Amount is less than $.005

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.78	$ 12.04	$ 12.13	$ 11.96	$ 11.36
Income (loss) from investment operations: Net investment income[c]	.25	.49	.42	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	(.17)	(.05)	(.21)	.05	.15	.33
Total from investment operations	.08	.44	.21	.50	.55	.60
Less distributions from: Net investment income	(.47)	(.38)	(.36)	(.38)	(.38)	—
Net realized gain on investment transactions	—	(.00)***	(.11)	(.21)	—	—
Total distributions	(.47)	(.38)	(.47)	(.59)	(.38)	—
Net asset value, end of period	$ 11.45	$ 11.84	$ 11.78	$ 12.04	$ 12.13	$ 11.96
Total Return (%)	.67**	3.89	1.85	4.10	4.76	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	82	89	88	45	2
Ratio of expenses (%)	1.06*	1.07	1.07	1.03	1.05	.92*
Ratio of net investment income (loss) (%)	4.29*	4.17	3.56	3.81	3.36	4.69*
Portfolio turnover rate (%)	91d**	183[d]	164[d]	185[d]	229[d]	267
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 98% for the period ended June 30, 2007 and 198%, 241%, 176% and 204% for the years ended December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
* Annualized ** Not annualized
*** Amount is less than $.005

Information About Your Portfolio's Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,069.00	$ 1,067.90
Expenses Paid per $1,000*	$ 4.51	$ 6.46
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.43	$ 1,018.55
Expenses Paid per $1,000*	$ 4.41	$ 6.31
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.88%	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Davis Venture Value VIP

For the six months ended June 30, 2007, the Class A shares (unadjusted for contract charges) of the DWS Davis Venture Value VIP outperformed its benchmark, the Russell 1000® Value Index, which returned 6.23%.

Energy was one of the top-performing sectors of the Russell 1000 Value Index, and energy companies were also the most important contributors to the Portfolio's performance over the six-month period. The Portfolio's energy companies outperformed the corresponding sector within the benchmark. ConocoPhillips, Occidental Petroleum Corp., Devon Energy Corp., and EOG Resources, Inc. were among the top contributors to performance.

The Portfolio made a significant investment in consumer staple companies, and they were the second-most- important contributors to performance. The Portfolio's consumer staple companies outperformed the corresponding sector within the Russell 1000 Value Index and the Portfolio also benefited from a higher relative weighting in this sector. Altria Group, Inc. and Costco Wholesale Corp. were among the top contributors to performance. Procter & Gamble Co. was one of the top detractors.

Banking was among the worst-performing sectors of the benchmark. The Portfolio's banking companies outperformed the sector and the Portfolio also benefited from a lower relative weighting in this poorly performing sector. Wachovia Corp. was among the top detractors from performance.

Individual companies among the top contributors to performance included Tyco International Ltd. (an industrial company); Amazon.com, Inc. (a consumer discretionary company); Loews Corp. (an insurance company); and Martin Marietta Materials, Inc. (a materials company). Among the top detractors from performance were Harley-Davidson, Inc. (a consumer discretionary company); American International Group, Inc. (an insurance company); and Moody's Corp. and Citigroup, Inc. (both diversified financial companies).

Christopher C. Davis
Kenneth Charles Feinberg

Portfolio Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Financials	38%	38%
Consumer Staples	14%	14%
Consumer Discretionary	13%	14%
Energy	13%	12%
Industrials	7%	7%
Information Technology	6%	5%
Materials	5%	4%
Health Care	2%	4%
Telecommunication Services	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 101. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Davis Venture Value VIP

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 12.8%
Automobiles 1.6%
Harley-Davidson, Inc. (a)	100,300	5,978,883
Diversified Consumer Services 1.1%
Apollo Group, Inc. "A"*	12,100	707,003
H&R Block, Inc.	157,400	3,678,438
		4,385,441
Household Durables 0.3%
Hunter Douglas NV	9,963	940,160
Internet & Catalog Retail 1.4%
Amazon.com, Inc.* (a)	44,100	3,016,881
Expedia, Inc.* (a)	21,799	638,493
IAC/InterActiveCorp.* (a)	21,799	754,463
Liberty Media Corp. — Interactive "A"*	52,300	1,167,859
		5,577,696
Media 6.7%
Comcast Corp. Special "A"*	423,050	11,828,478
Gannett Co., Inc.	14,600	802,270
Lagardere S.C.A.	39,100	3,397,905
Liberty Media Corp. — Capital "A"*	10,460	1,230,933
News Corp. "A"	282,800	5,998,188
Virgin Media, Inc.	65,632	1,599,452
WPP Group PLC (ADR) (a)	13,500	1,009,125
		25,866,351
Multiline Retail 0.2%
Sears Holdings Corp.*	5,100	864,450
Specialty Retail 1.5%
Bed Bath & Beyond, Inc.*	62,300	2,242,177
CarMax, Inc.* (a)	73,000	1,861,500
Lowe's Companies, Inc.	56,100	1,721,709
		5,825,386
Consumer Staples 13.9%
Beverages 2.2%
Diageo PLC (ADR)	58,500	4,873,635
Heineken Holding NV	68,000	3,519,194
		8,392,829
Food & Staples Retailing 6.6%
Costco Wholesale Corp.	250,900	14,682,668
CVS Caremark Corp.	132,859	4,842,711
Wal-Mart Stores, Inc.	127,300	6,124,403
		25,649,782
Food Products 0.5%
The Hershey Co. (a)	39,400	1,994,428
Household Products 0.9%
Procter & Gamble Co.	60,000	3,671,400
Personal Products 0.4%
Avon Products, Inc.	41,700	1,532,475
Tobacco 3.3%
Altria Group, Inc.	180,100	12,632,214
	Shares	Value ($)

Energy 12.8%
Energy Equipment & Services 1.0%
Transocean, Inc.*	35,900	3,804,682
Oil, Gas & Consumable Fuels 11.8%
Canadian Natural Resources Ltd.	26,100	1,731,735
China Coal Energy Co. "H"*	1,234,200	1,850,634
ConocoPhillips	219,020	17,193,070
Devon Energy Corp.	112,400	8,799,796
EOG Resources, Inc.	95,900	7,006,454
Occidental Petroleum Corp.	153,500	8,884,580
		45,466,269
Financials 37.7%
Capital Markets 3.4%
Ameriprise Financial, Inc.	75,320	4,788,092
E*TRADE Financial Corp.*	21,500	474,935
Mellon Financial Corp.	105,700	4,650,800
Morgan Stanley	31,400	2,633,832
State Street Corp.	10,000	684,000
		13,231,659
Commercial Banks 7.4%
Commerce Bancorp, Inc. (a)	58,700	2,171,313
HSBC Holdings PLC	551,125	10,098,437
Wachovia Corp.	148,687	7,620,209
Wells Fargo & Co.	248,800	8,750,296
		28,640,255
Consumer Finance 4.6%
American Express Co.	286,500	17,528,070
Diversified Financial Services 6.8%
Citigroup, Inc.	142,100	7,288,309
JPMorgan Chase & Co.	302,384	14,650,505
Moody's Corp.	68,400	4,254,480
		26,193,294
Insurance 15.4%
Ambac Financial Group, Inc.	16,200	1,412,478
American International Group, Inc.	227,000	15,896,810
Aon Corp.	63,800	2,718,518
Berkshire Hathaway, Inc. "B"*	3,363	12,123,615
Chubb Corp.	17,400	942,036
Loews Corp.	177,400	9,043,852
Markel Corp.*	660	319,810
Millea Holdings, Inc.	95,200	3,906,896
NIPPNOKOA Insurance Co., Ltd.	61,000	548,662
Principal Financial Group, Inc.	19,900	1,159,971
Progressive Corp.	305,500	7,310,615
Sun Life Financial, Inc.	12,100	577,775
Transatlantic Holdings, Inc.	51,637	3,672,940
		59,633,978
Real Estate Management & Development 0.1%
Hang Lung Group Ltd.	112,000	505,027
Health Care 2.3%
Health Care Providers & Services
Cardinal Health, Inc.	48,600	3,433,104
Express Scripts, Inc.*	37,200	1,860,372
	Shares	Value ($)

UnitedHealth Group, Inc.	69,500	3,554,230
		8,847,706
Industrials 7.3%
Air Freight & Logistics 0.6%
Toll Holdings Ltd.	55,200	673,472
United Parcel Service, Inc. "B"	22,400	1,635,200
		2,308,672
Commercial Services & Supplies 1.0%
Dun & Bradstreet Corp.	37,500	3,861,750
Industrial Conglomerates 4.2%
Tyco International Ltd.	483,962	16,353,076
Marine 0.4%
Kuehne & Nagel International AG (Registered)	15,920	1,466,314
Road & Rail 0.1%
Asciano Group*	40,900	351,258
Transportation Infrastructure 1.0%
China Merchants Holdings International Co., Ltd.	603,579	2,918,508
Cosco Pacific Ltd.	410,600	1,077,434
		3,995,942
Information Technology 5.9%
Communications Equipment 0.3%
Nokia Oyj (ADR)	40,000	1,124,400
Computers & Peripherals 1.8%
Dell, Inc.*	156,800	4,476,640
Hewlett-Packard Co.	55,900	2,494,258
		6,970,898
Electronic Equipment & Instruments 0.5%
Agilent Technologies, Inc.*	51,900	1,995,036
Internet Software & Services 0.2%
Google, Inc. "A"*	1,490	779,836
IT Services 1.1%
Iron Mountain, Inc.* (a)	162,049	4,234,341
	Shares	Value ($)

Software 2.0%
Microsoft Corp.	263,300	7,759,451
Materials 4.5%
Construction Materials 2.0%
Martin Marietta Materials, Inc.	28,100	4,552,762
Vulcan Materials Co. (a)	27,900	3,195,666
		7,748,428
Containers & Packaging 1.9%
Sealed Air Corp.	238,100	7,385,862
Metals & Mining 0.6%
BHP Billiton PLC	40,800	1,131,527
Rio Tinto PLC	14,500	1,107,712
		2,239,239
Telecommunication Services 1.6%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR) (a)	70,100	1,917,235
Sprint Nextel Corp.	207,000	4,286,970
		6,204,205
Total Common Stocks (Cost $238,606,724)		381,941,143

Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $17,435,543)	17,435,543	17,435,543

Cash Equivalents 1.1%
Cash Management QP Trust, 5.34% (b) (Cost $4,345,826)	4,345,826	4,345,826
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $260,388,093)+	104.4	403,722,512
Other Assets and Liabilities, Net	(4.4)	(17,117,828)
Net Assets	100.0	386,604,684
* Non-income producing security.
+ The cost for federal income tax purposes was $261,018,979. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $142,703,533. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $144,025,000 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,321,467.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $17,200,190 which is 4.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $238,606,724) — including $17,200,190 of securities loaned	$ 381,941,143
Investment in Daily Assets Fund Institutional (cost $17,435,543)*	17,435,543
Investment in Cash Management QP Trust (cost $4,345,826)	4,345,826
Total investments in securities, at value (cost $260,388,093)	403,722,512
Dividends receivable	339,301
Interest receivable	25,876
Foreign taxes recoverable	7,659
Receivable for investment sold	1,538,603
Other assets	6,043
Total assets	405,639,994
Liabilities
Payable upon return of securities loaned	17,435,543
Payable for investments purchased	860,684
Payable for Fund shares redeemed	394,005
Accrued management fee	244,272
Other accrued expenses and payables	100,806
Total liabilities	19,035,310
Net assets, at value	$ 386,604,684
Net Assets
Net assets consist of: Undistributed net investment income	1,997,360
Net unrealized appreciation (depreciation) on: Investments	143,334,419
Foreign currency related transactions	97
Accumulated net realized gain (loss)	19,316,136
Paid-in capital	221,956,672
Net assets, at value	$ 386,604,684
Class A Net Asset Value, offering and redemption price per share ($362,881,499 ÷ 24,305,924 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.93
Class B Net Asset Value, offering and redemption price per share ($23,723,185 ÷ 1,588,033 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.94
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $28,505)	$ 3,805,979
Interest	982
Interest — Cash Management QP Trust	146,721
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,303
Total Income	3,960,985
Expenses: Management fee	1,939,148
Custodian and accounting fees	66,194
Distribution service fee (Class B)	76,906
Record keeping fees (Class B)	40,650
Auditing	23,429
Legal	11,300
Trustees' fees and expenses	13,477
Reports to shareholders	39,449
Other	14,166
Total expenses before expense reductions	2,224,719
Expense reductions	(297,609)
Total expenses after expense reductions	1,927,110
Net investment income (loss)	2,033,875
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	20,019,041
Foreign currency related transactions	9,656
20,028,697
Net unrealized appreciation (depreciation) during the period on: Investments	6,039,312
Foreign currency related transactions	68
6,039,380
Net gain (loss) on investment transactions	26,068,077
Net increase (decrease) in net assets resulting from operations	$ 28,101,952

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 2,033,875	$ 2,775,030
Net realized gain (loss) on investment transactions	20,028,697	11,060,187
Net unrealized appreciation (depreciation) during the period on investment transactions	6,039,380	41,776,308
Net increase (decrease) in net assets resulting from operations	28,101,952	55,611,525
Distributions to shareholders from: Net investment income: Class A	(2,451,514)	(2,082,948)
Class B	(255,608)	(214,549)
Net realized gains: Class A	(4,403,063)	—
Class B	(989,328)	—
Portfolio share transactions: Class A Proceeds from shares sold	10,233,184	23,381,717
Reinvestment of distributions	6,854,577	2,082,948
Cost of shares redeemed	(17,030,489)	(31,847,982)
Net increase (decrease) in net assets from Class A share transactions	57,272	(6,383,317)
Class B Proceeds from shares sold	1,937,068	6,563,580
Reinvestment of distributions	1,244,936	214,549
Cost of shares redeemed	(62,286,520)	(15,502,095)
Net increase (decrease) in net assets from Class B share transactions	(59,104,516)	(8,723,966)
Increase (decrease) in net assets	(39,044,805)	38,206,745
Net assets at beginning of period	425,649,489	387,442,744
Net assets at end of period (including undistributed net investment income of $1,997,360 and $2,670,607, respectively)	$ 386,604,684	$ 425,649,489
Other Information
Class A Shares outstanding at beginning of period	24,284,177	24,763,248
Shares sold	709,295	1,802,609
Shares issued to shareholders in reinvestment of distributions	490,313	163,496
Shares redeemed	(1,177,861)	(2,445,176)
Net increase (decrease) in Class A shares	21,747	(479,071)
Shares outstanding at end of period	24,305,924	24,284,177
Class B Shares outstanding at beginning of period	5,597,014	6,263,092
Shares sold	134,737	509,107
Shares issued to shareholders in reinvestment of distributions	88,988	16,827
Shares redeemed	(4,232,706)	(1,192,012)
Net increase (decrease) in Class B shares	(4,008,981)	(666,078)
Shares outstanding at end of period	1,588,033	5,597,014

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.25	$ 12.49	$ 11.48	$ 10.31	$ 7.99	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.10	.09	.08	.06	.05
Net realized and unrealized gain (loss) on investment transactions	.89	1.74	1.01	1.14	2.31	(1.55)
Total from investment operations	.96	1.84	1.10	1.22	2.37	(1.50)
Less distributions from: Net investment income	(.10)	(.08)	(.09)	(.05)	(.05)	(.01)
Net realized gain on investment transactions	(.18)	—	—	—	—	—
Total distributions	(.28)	—	—	—	—	—
Net asset value, end of period	$ 14.93	$ 14.25	$ 12.49	$ 11.48	$ 10.31	$ 7.99
Total Return (%)	6.90c**	14.84[c]	9.64[c]	11.83	29.84	(15.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	363	346	309	268	220	160
Ratio of expenses before expense reductions (%)	1.02*	1.02	1.02	1.05	1.01	1.02
Ratio of expenses after expense reductions (%)	.88*	.85	.96	1.05	1.01	1.02
Ratio of net investment income (%)	1.04*	.77	.78	.74	.62	.62
Portfolio turnover rate (%)	4**	16	8	3	7	22
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.22	$ 12.47	$ 11.46	$ 10.29	$ 7.98	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.05	.04	.04	.02	.04
Net realized and unrealized gain (loss) on investment transactions	.90	1.73	1.01	1.13	2.32	(.58)
Total from investment operations	.95	1.78	1.05	1.17	2.34	(.54)
Less distributions from: Net investment income	(.05)	(.03)	(.04)	(.00)***	(.03)	—
Net realized gain on investment transactions	(.18)	—	—	—	—	—
Total distributions	(.23)	—	—	—	—	—
Net asset value, end of period	$ 14.94	$ 14.22	$ 12.47	$ 11.46	$ 10.29	$ 7.98
Total Return (%)	6.79d**	14.34[d]	9.23[d]	11.42	29.42	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	80	78	66	29.8
Ratio of expenses before expense reductions (%)	1.40*	1.40	1.41	1.44	1.40	1.27*
Ratio of expenses after expense reductions (%)	1.26*	1.23	1.34	1.44	1.40	1.27*
Ratio of net investment income (%)	.66*	.39	.40	.36	.23	1.06*
Portfolio turnover rate (%)	4**	16	8	3	7	22
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized
*** Amount is less than $.005.

Information About Your Portfolio's Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,050.20	$ 1,048.00
Expenses Paid per $1,000*	$ 3.91	$ 5.84
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.98	$ 1,019.09
Expenses Paid per $1,000*	$ 3.86	$ 5.76
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.77%	1.15%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Dreman High Return Equity VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first six months of 2007. By the end of May, most indices were at or near their all-time highs; markets were volatile with no pronounced trend in June. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. Growth stocks, as measured by the Russell 1000® Growth Index, performed better than value stocks, as measured by the Russell 1000® Value Index. The Dreman High Return Equity Portfolio's Class A shares, unadjusted for contract charges, underperformed its benchmark, the Standard & Poor's 500® (S&P 500) Index, which posted a return of 6.96%.

The Portfolio's underperformance relative to the benchmark resulted mainly from not owning some of the best-performing stocks, many of which were in very cyclical industry groups such as materials. The Portfolio is also underrepresented in the utilities sector; we consider most stocks in this sector to be very fully priced, considering that the companies are growing very slowly. Our sole position in utilities is TXU Corp., which rose sharply soon after we bought the stock because of a buyout offer from a private equity firm, making a positive contribution to the Portfolio's performance.

Another negative was the Portfolio's overweight in and specific stock selection within the financial sector.1 Two large holdings, Freddie Mac and Washington Mutual, Inc., performed poorly because of investor concerns about the profitability of their mortgage businesses in a weakening housing market. We continue to hold these stocks because we believe the companies stand to increase market share as the marginal players exit the mortgage business. Balancing the weakness of these two holdings, performance benefited from strength in another large position, Fannie Mae, which appears to have moved beyond past problems.

An important positive was stock selection in energy, a sector we find attractive because of rising world demand. Energy holdings that performed especially well were Devon Energy Corp., an oil and gas exploration company, and natural gas producers Apache Corp. and Anadarko Petroleum Corp.

David N. Dreman F. James Hutchinson E. Clifton Hoover, Jr.
Lead Portfolio Manager Portfolio Managers
Dreman Value Management L.L.C., Subadvisor to the Portfolio

Risk Considerations

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation	6/30/07	12/31/06

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Financials	28%	30%
Energy	25%	21%
Health Care	15%	16%
Consumer Staples	13%	16%
Industrials	9%	7%
Consumer Discretionary	6%	7%
Telecommunication Services	2%	1%
Utilities	2%	—
Information Technology	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 113. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Dreman High Return Equity VIP

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 6.3%
Multiline Retail 1.1%
Macy's, Inc.	271,510	10,800,668
Specialty Retail 5.2%
Borders Group, Inc.	415,600	7,921,336
Home Depot, Inc.	672,400	26,458,940
Lowe's Companies, Inc.	243,600	7,476,084
Staples, Inc.	448,647	10,646,393
		52,502,753
Consumer Staples 12.3%
Tobacco
Altria Group, Inc.	1,178,320	82,647,365
Imperial Tobacco Group PLC (ADR)	25,000	2,305,750
UST, Inc.	699,040	37,545,438
		122,498,553
Energy 24.6%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	533,900	27,757,461
Apache Corp.	299,500	24,436,205
Chevron Corp.	428,800	36,122,112
ConocoPhillips	1,136,094	89,183,379
Devon Energy Corp.	539,500	42,237,455
EnCana Corp.	120,500	7,404,725
Occidental Petroleum Corp.	321,000	18,579,480
		245,720,817
Financials 27.6%
Commercial Banks 5.0%
KeyCorp.	257,400	8,836,542
PNC Financial Services Group, Inc.	144,000	10,307,520
US Bancorp.	278,500	9,176,575
Wachovia Corp.	419,383	21,493,379
		49,814,016
Diversified Financial Services 4.0%
Bank of America Corp.	675,401	33,020,355
JPMorgan Chase & Co.	139,364	6,752,185
		39,772,540
Insurance 2.8%
Chubb Corp.	291,900	15,803,466
Hartford Financial Services Group, Inc.	128,788	12,686,906
		28,490,372
Thrifts & Mortgage Finance 15.8%
Fannie Mae	913,673	59,690,257
Freddie Mac	823,141	49,964,659
Sovereign Bancorp, Inc.	489,207	10,341,836
Washington Mutual, Inc.	878,275	37,449,646
		157,446,398
	Shares	Value ($)

Health Care 14.9%
Biotechnology 1.5%
Amgen, Inc.*	265,900	14,701,611
Health Care Providers & Services 5.8%
Aetna, Inc.	441,500	21,810,100
Quest Diagnostics, Inc.	45,700	2,360,405
UnitedHealth Group, Inc.	666,200	34,069,468
		58,239,973
Pharmaceuticals 7.6%
Eli Lilly & Co.	93,800	5,241,544
Pfizer, Inc.	1,380,300	35,294,271
Wyeth	613,400	35,172,356
		75,708,171
Industrials 8.9%
Aerospace & Defense 2.6%
Northrop Grumman Corp.	127,800	9,951,786
United Technologies Corp.	226,600	16,072,738
		26,024,524
Industrial Conglomerates 6.3%
3M Co.	401,100	34,811,469
General Electric Co.	558,400	21,375,552
Tyco International Ltd.	216,405	7,312,325
		63,499,346
Materials 0.0%
Chemicals
Tronox, Inc."B"	490	6,885
Telecommunication Services 2.2%
Diversified Telecommunication Services
Verizon Communications, Inc.	534,700	22,013,599
Utilities 1.9%
Independent Power Producers & Energy Traders
TXU Corp.	281,400	18,938,220
Total Common Stocks (Cost $691,969,347)		986,178,446

Cash Equivalents 0.7%
Cash Management QP Trust, 5.34% (a) (Cost $6,423,783)	6,423,783	6,423,783
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $ 698,393,130)+	99.4	992,602,229
Other Assets and Liabilities, Net	0.6	6,239,941
Net Assets	100.0	998,842,170
* Non-income producing security.
+ The cost for federal income tax purposes was $701,687,262. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $290,914,967. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $296,330,149 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,415,182.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At June 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	9/20/2007	23	8,710,122	8,713,550	3,428

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $691,969,347)	$ 986,178,446
Investment in Cash Management QP Trust (cost $6,423,783)	6,423,783
Total investments in securities, at value (cost $698,393,130)	992,602,229
Cash	31,546
Dividends receivable	1,454,232
Receivable for investments sold	6,602,393
Margin Deposit	224,000
Receivable for Portfolio shares sold	70,706
Interest receivable	18,223
Other assets	19,008
Total assets	1,001,022,337
Liabilities
Payable for Portfolio shares redeemed	1,402,526
Payable for daily variation margin on open futures contracts	7,102
Accrued management fee	579,158
Other accrued expenses and payables	191,381
Total liabilities	2,180,167
Net assets, at value	$ 998,842,170
Net Assets
Net assets consist of: Undistributed net investment income	9,951,072
Net unrealized appreciation (depreciation) on:
Investments	294,209,099
Futures	3,428
Accumulated net realized gain (loss)	53,121,739
Paid-in capital	641,556,832
Net assets, at value	$ 998,842,170
Class A Net Asset Value, offering and redemption price per share ($957,757,594 ÷ 62,162,308 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.41
Class B Net Asset Value, offering and redemption price per share ($41,084,576 ÷ 2,660,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,304)	$ 14,312,378
Interest — Cash Management QP Trust	356,016
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,316
Total Income	14,671,710
Expenses: Management fee	3,975,210
Custodian and accounting fees	88,495
Distribution service fee (Class B)	175,619
Record keeping fees (Class B)	95,852
Auditing	27,155
Legal	17,443
Trustees' fees and expenses	31,732
Reports to shareholders	79,612
Other	29,967
Total expenses before expense reductions	4,521,085
Expense reductions	(20,518)
Total expenses after expense reductions	4,500,567
Net investment income (loss)	10,171,143
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	55,407,233
Futures	1,229,414
56,636,647
Net unrealized appreciation (depreciation) during the period on: Investments	(12,912,254)
Futures	(85,174)
(12,997,428)
Net gain (loss) on investment transactions	43,639,219
Net increase (decrease) in net assets resulting from operations	$ 53,810,362

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 10,171,143	$ 17,995,718
Net realized gain (loss) on investment transactions	56,636,647	58,924,813
Net unrealized appreciation (depreciation) during the period on investment transactions	(12,997,428)	98,885,982
Net increase (decrease) in net assets resulting from operations	53,810,362	175,806,513
Distributions to shareholders from: Net investment income: Class A	(13,677,685)	(16,100,036)
Class B	(1,939,768)	(1,938,310)
Net realized gains: Class A	(7,925,978)	(37,221,919)
Class B	(1,537,591)	(7,173,691)
Portfolio share transactions: Class A Proceeds from shares sold	14,975,737	40,524,596
Net assets acquired in tax-free reorganization	—	137,231,257
Reinvestment of distributions	21,603,663	53,321,955
Cost of shares redeemed	(96,196,888)	(119,759,898)
Net increase (decrease) in net assets from Class A share transactions	(59,617,487)	111,317,910
Class B Proceeds from shares sold	3,281,834	53,270,899
Net assets acquired in tax-free reorganization	—	47,215,059
Reinvestment of distributions	3,477,359	9,112,001
Cost of shares redeemed	(160,370,189)	(71,564,607)
Net increase (decrease) in net assets from Class B share transactions	(153,610,996)	38,033,352
Increase (decrease) in net assets	(184,499,143)	262,723,819
Net assets at beginning of period	1,183,341,313	920,617,494
Net assets at end of period (including undistributed net investment income of $9,951,072 and $15,397,382, respectively)	$ 998,842,170	$ 1,183,341,313
Other Information
Class A Shares outstanding at beginning of period	66,083,197	58,564,793
Shares sold	998,612	2,833,575
Shares issued in tax-free reorganization	—	9,458,080
Shares issued to shareholders in reinvestment of distributions	1,492,997	3,653,359
Shares redeemed	(6,412,498)	(8,426,610)
Net increase (decrease) in Class A shares	(3,920,889)	7,518,404
Shares outstanding at end of period	62,162,308	66,083,197
Class B Shares outstanding at beginning of period	12,713,676	10,109,241
Shares sold	217,915	3,689,964
Shares issued in tax-free reorganization	—	3,256,256
Shares issued to shareholders in reinvestment of distributions	239,488	620,552
Shares redeemed	(10,510,878)	(4,962,337)
Net increase (decrease) in Class B shares	(10,053,475)	2,604,435
Shares outstanding at end of period	2,660,201	12,713,676

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.02	$ 13.41	$ 12.65	$ 11.29	$ 8.76	$ 10.81
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.27	.24	.23	.20	.21
Net realized and unrealized gain (loss) on investment transactions	.60	2.21	.75	1.32	2.53	(2.13)
Total from investment operations	.74	2.48	.99	1.55	2.73	(1.92)
Less distributions from: Net investment income	(.22)	(.28)	(.23)	(.19)	(.20)	(.09)
Net realized gain on investment transactions	(.13)	(.59)	—	—	—	(.04)
Total distributions	(.35)	(.87)	(.23)	(.19)	(.20)	(.13)
Net asset value, end of period	$ 15.41	$ 15.02	$ 13.41	$ 12.65	$ 11.29	$ 8.76
Total Return (%)	5.02**	18.74	7.92	13.95	32.04	(18.03)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	958	992	785	747	672	510
Ratio of expenses (%)	.77*	.77	.78	.78	.79	.79
Ratio of net investment income (%)	1.91*	1.87	1.84	1.96	2.14	2.21
Portfolio turnover rate (%)	12**	20	10	9	18	17
[a] For the six months ended June 30, 2007 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.02	$ 13.39	$ 12.63	$ 11.27	$ 8.75	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.22	.19	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	.60	2.19	.75	1.33	2.53	(1.00)
Total from investment operations	.71	2.41	.94	1.51	2.69	(.82)
Less distributions from: Net investment income	(.16)	(.19)	(.18)	(.15)	(.17)	—
Net realized gain on investment transactions	(.13)	(.59)	—	—	—	—
Total distributions	(.29)	(.78)	(.18)	(.15)	(.17)	—
Net asset value, end of period	$ 15.44	$ 15.02	$ 13.39	$ 12.63	$ 11.27	$ 8.75
Total Return (%)	4.80d**	18.21[d]	7.51	13.53	31.60	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	191	135	117	66	2
Ratio of expenses before expense reduction (%)	1.17*	1.16	1.17	1.16	1.18	1.05*
Ratio of expenses after expense reduction (%)	1.15*	1.16	1.17	1.16	1.18	1.05*
Ratio of net investment income (%)	1.53*	1.48	1.45	1.58	1.75	4.30*
Portfolio turnover rate (%)	12**	20	10	9	18	17
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Dreman Small Mid Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,107.90	$ 1,106.40
Expenses Paid per $1,000*	$ 4.18	$ 6.16
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.83	$ 1,018.94
Expenses Paid per $1,000*	$ 4.01	$ 5.91
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.80%	1.18%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Dreman Small Mid Cap Value VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first six months of 2007. By the end of May, most indices were at or near their all-time highs. Markets were volatile with no pronounced trend in June. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. Mid-cap stocks were the best-performing category in terms of size: The Russell Midcap™ Value Index posted a return of 8.69%, compared with 7.18% for the large-cap Russell 1000® Index and 6.45% for the small-cap Russell 2000® Index. Within all capitalization categories, using the Russell growth and value indices for measurement, growth stocks performed better than value stocks. The Portfolio's Class A shares, unadjusted for contract charges, outperformed its benchmark, the Russell 2500™ Value Index, which posted a return of 6.09% as of June 30, 2007.

An important factor in the Portfolio's strong performance was not owning some of the worst-performing issues in the financials sector, particularly mortgage companies and real estate investment trusts. An underweight position in banks was also positive.1 In the financial sector, performance benefited from a position in A.G. Edwards, Inc., which moved up on news that it had agreed to be acquired by Wachovia Corporation. Holdings in the information technology sector contributed to performance, particularly communications equipment manufacturers CommScope, Inc. and Anixter International, Inc., and Avnet, Inc.*, a semiconductor distributor that posted strong earnings. As in past periods, energy holdings contributed to performance, especially Atwood Oceanics, Inc. and Superior Energy Services, Inc.,and Uranium Resources, Inc., a marine shipper of petroleum products that agreed to be acquired.

The major detractor from performance was not having a significant position in the materials sector, which performed very well. At this late stage of an economic expansion, we have difficulty finding good values among these highly cyclical stocks.

David N. Dreman E. Clifton Hoover, Jr. and Mark Roach
Lead Portfolio Manager Portfolio Managers, Dreman Value Management, L.L.C., Subadvisor to the Portfolio

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small- and medium-sized companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Small- and mid-cap company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. Small- and mid-cap company stocks are typically less liquid than large company stocks. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2500 Value Index is an unmanaged Index of those securities in the Russell 3000 Index with a lower price-to-book and lower forecasted growth values.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of June 30, 2007, the position was sold.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Dreman Small Mid Cap Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	93%	95%
Cash Equivalents	7%	4%
Closed-End Investment Company	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Financials	24%	22%
Industrials	21%	26%
Consumer Staples	11%	3%
Consumer Discretionary	10%	5%
Energy	9%	10%
Information Technology	9%	11%
Health Care	8%	9%
Materials	4%	8%
Utilities	3%	5%
Telecommunications Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 123. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Dreman Small Mid Cap Value VIP

	Shares	Value ($)

Common Stocks 92.1%
Consumer Discretionary 9.2%
Auto Components 1.1%
Autoliv, Inc. (a)	117,000	6,653,790
Diversified Consumer Services 1.1%
Regis Corp. (a)	168,900	6,460,425
Household Durables 2.5%
Leggett & Platt, Inc. (a)	291,950	6,437,497
Mohawk Industries, Inc.* (a)	85,600	8,627,624
		15,065,121
Specialty Retail 3.3%
Foot Locker, Inc. (a)	311,100	6,781,980
Men's Wearhouse, Inc. (a)	164,900	8,421,443
United Auto Group, Inc.	235,000	5,003,150
		20,206,573
Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.* (a)	275,800	7,454,874
Consumer Staples 10.7%
Beverages 1.4%
Central European Distribution Corp.* (a)	235,750	8,161,665
Food & Staples Retailing 1.5%
Ruddick Corp.	253,900	7,647,468
Weis Markets, Inc. (a)	35,700	1,446,207
		9,093,675
Food Products 6.3%
Del Monte Foods Co. (a)	703,500	8,554,560
Hormel Foods Corp.	148,600	5,550,210
Pilgrim's Pride Corp.	204,500	7,805,765
Ralcorp Holdings, Inc.* (a)	128,400	6,862,980
The J.M. Smucker Co.	148,000	9,421,680
		38,195,195
Tobacco 1.5%
Vector Group Ltd. (a)	393,701	8,870,084
Energy 8.0%
Energy Equipment & Services 3.3%
Atwood Oceanics, Inc.* (a)	153,200	10,512,584
Superior Energy Services, Inc.*	242,000	9,660,640
		20,173,224
Oil, Gas & Consumable Fuels 4.7%
Delta Petroleum Corp.* (a)	320,700	6,439,656
Energy Metals Corp.*	218,000	3,174,080
Pinnacle Gas Resources, Inc. 144A*	241,000	1,843,650
St. Mary Land & Exploration Co.	161,400	5,910,468
Uranium Resources, Inc.* (a)	999,583	11,025,400
		28,393,254
Financials 21.7%
Capital Markets 3.0%
A.G. Edwards, Inc.	109,000	9,215,950
FBR Capital Markets Corp. 144A*	95,600	1,615,640
Waddell & Reed Financial, Inc. "A"	274,000	7,126,740
		17,958,330
	Shares	Value ($)

Commercial Banks 5.7%
Boston Private Financial Holdings, Inc. (a)	243,400	6,540,158
Chittenden Corp. (a)	231,800	8,101,410
Huntington Bancshares, Inc.	301,000	6,844,740
Sterling Financial Corp. (a)	217,173	6,284,987
UCBH Holdings, Inc.	374,600	6,843,942
		34,615,237
Diversified Financial Services 0.0%
CMET Finance Holdings, Inc. 144A*	7,200	86,400
Insurance 9.9%
Arch Capital Group Ltd.*	109,000	7,906,860
Argonaut Group, Inc. (a)	210,500	6,569,705
Endurance Specialty Holdings Ltd. (a)	206,700	8,276,268
Hanover Insurance Group, Inc.	146,900	7,167,251
HCC Insurance Holdings, Inc.	221,700	7,406,997
IPC Holdings Ltd.	239,600	7,736,684
Platinum Underwriters Holdings Ltd. (a)	233,100	8,100,225
Protective Life Corp.	144,200	6,894,202
		60,058,192
Real Estate Investment Trusts 3.1%
American Financial Realty Trust (REIT) (a)	632,400	6,526,368
Friedman, Billings, Ramsey Group, Inc. "A" (REIT) (a)	24,400	133,224
Hospitality Properties Trust (REIT) (a)	154,000	6,389,460
Ventas, Inc. (REIT) (a)	151,800	5,502,750
		18,551,802
Health Care 7.5%
Health Care Equipment & Supplies 3.9%
Beckman Coulter, Inc. (a)	111,200	7,192,416
Hillenbrand Industries, Inc.	123,800	8,047,000
Kinetic Concepts, Inc.* (a)	156,800	8,148,896
		23,388,312
Health Care Providers & Services 2.3%
Healthspring, Inc.*	362,800	6,914,968
Lincare Holdings, Inc.*	179,300	7,145,105
		14,060,073
Life Sciences Tools & Services 1.3%
Varian, Inc.* (a)	141,249	7,744,683
Industrials 19.1%
Aerospace & Defense 5.4%
Alliant Techsystems, Inc.* (a)	87,200	8,645,880
Armor Holdings, Inc.* (a)	93,100	8,087,597
Curtiss-Wright Corp. (a)	184,300	8,590,223
DRS Technologies, Inc.	129,700	7,427,919
		32,751,619
Airlines 0.8%
Alaska Air Group, Inc.* (a)	164,700	4,588,542
Building Products 1.0%
NCI Building Systems, Inc.* (a)	124,500	6,141,585
	Shares	Value ($)

Commercial Services & Supplies 2.1%
HNI Corp. (a)	151,400	6,207,400
Kelly Services, Inc. "A" (a)	227,600	6,249,896
		12,457,296
Electrical Equipment 4.5%
AMETEK, Inc.	203,700	8,082,816
General Cable Corp.*	79,600	6,029,700
Hubbell, Inc. "B"	118,000	6,397,960
Regal-Beloit Corp.	143,900	6,697,106
		27,207,582
Machinery 4.1%
Barnes Group, Inc. (a)	329,400	10,435,392
Kennametal, Inc.	91,100	7,472,933
Mueller Water Products, Inc. "A" (a)	406,400	6,933,184
		24,841,509
Trading Companies & Distributors 1.2%
WESCO International, Inc.*	116,200	7,024,290
Information Technology 8.0%
Communications Equipment 3.3%
Arris Group, Inc.* (a)	396,600	6,976,194
CommScope, Inc.*	219,200	12,790,320
		19,766,514
Electronic Equipment & Instruments 2.1%
Anixter International, Inc.* (a)	130,500	9,814,905
Tektronix, Inc.	90,500	3,053,470
		12,868,375
Software 2.6%
Fair Isaac Corp. (a)	175,200	7,029,024
Jack Henry & Associates, Inc. (a)	329,300	8,479,475
		15,508,499
Materials 3.4%
Chemicals 1.3%
Sigma-Aldrich Corp.	186,000	7,936,620
	Shares	Value ($)

Metals & Mining 2.1%
IAMGOLD Corp. (a)	705,400	5,403,364
RTI International Metals, Inc.* (a)	93,100	7,016,947
		12,420,311
Telecommunication Services 1.2%
Diversified Telecommunication Services
Windstream Corp.	488,950	7,216,902
Utilities 3.3%
Electric Utilities 2.2%
ALLETE, Inc. (a)	149,900	7,052,795
IDACORP, Inc. (a)	192,700	6,174,108
		13,226,903
Independent Power Producers & Energy Traders 0.0%
Dynegy, Inc. "A"*	10,679	100,810
Multi-Utilities 1.1%
Integrys Energy Group, Inc. (a)	132,800	6,736,943
Total Common Stocks (Cost $486,037,371)		555,985,209

Securities Lending Collateral 17.1%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $102,965,082)	102,965,082	102,965,082

Cash Equivalents 6.7%
Cash Management QP Trust, 5.34% (b) (Cost $40,131,820)	40,131,820	40,131,820
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $629,134,273)+	115.9	699,082,111
Other Assets and Liabilities, Net (a)	(15.9)	(95,650,497)
Net Assets	100.0	603,431,614
* Non-income producing security.
+ The cost for federal income tax purposes was $630,029,423. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $69,052,688. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $85,626,858 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,574,170.
(a) All or a portion of these securities were on loan amounting to $94,933,525. In addition, included in other assets and liabilities, net are pending sales, amounting to $4,523,645, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $99,457,170 which is 16.5% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $486,037,371 — including $94,935,525 of securities loaned)	$ 555,985,209
Investment in Daily Assets Fund Institutional (cost $102,965,082)*	102,965,082
Investment in Cash Management QP Trust (cost $40,131,820)	40,131,820
Total investments in securities, at value (cost $629,134,273)	699,082,111
Cash	24,931
Receivable for investments sold	6,956,768
Dividends receivable	946,945
Interest receivable	244,833
Receivable for Portfolio shares sold	258,172
Other assets	9,308
Total assets	707,523,068
Liabilities
Payable upon return of securities loaned	102,965,082
Payable for Portfolio shares redeemed	606,155
Accrued management fee	373,366
Other accrued expenses and payables	146,851
Total liabilities	104,091,454
Net assets, at value	$ 603,431,614
Net Assets
Net assets consist of: Undistributed net investment income	193,624
Net unrealized appreciation (depreciation) on: Investments	69,947,838
Accumulated net realized gain (loss)	159,918,984
Paid-in capital	373,371,168
Net assets, at value	$ 603,431,614
Class A Net Asset Value, offering and redemption price per share ($575,505,658 ÷ 26,604,319 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.63
Class B Net Asset Value, offering and redemption price per share ($27,925,956 ÷ 1,290,601 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.64
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $385)	$ 4,373,912
Interest — Cash Management QP Trust	671,921
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	82,899
Total Income	5,128,732
Expenses: Management fee	2,349,043
Custodian fee	23,143
Distribution service fee (Class B)	87,908
Record keeping fees (Class B)	47,369
Auditing	23,714
Legal	19,213
Trustees' fees and expenses	23,144
Reports to shareholders	66,551
Other	17,021
Total expenses before expense reductions	2,657,106
Expense reductions	(4,330)
Total expenses after expense reductions	2,652,776
Net investment income (loss)	2,475,956
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	160,282,575
Net unrealized appreciation (depreciation) during the period on: Investments	(96,978,578)
Foreign currency related transactions	46
(96,978,532)
Net gain (loss) on investment transactions	63,304,043
Net increase (decrease) in net assets resulting from operations	$ 65,779,999

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 2,475,956	$ 4,078,886
Net realized gain (loss) on investment transactions	160,282,575	91,462,667
Net unrealized appreciation (depreciation) during the period on investment transactions	(96,978,532)	42,123,164
Net increase (decrease) in net assets resulting from operations	65,779,999	137,664,717
Distributions to shareholders from: Net investment income: Class A	(5,615,367)	(4,273,776)
Class B	(521,975)	(345,890)
Distributions to shareholders from: Net realized gains: Class A	(79,369,510)	(41,452,231)
Class B	(12,524,743)	(7,012,173)
Portfolio share transactions: Class A Proceeds from shares sold	32,392,818	35,405,526
Reinvestment of distributions	84,984,877	45,726,007
Cost of shares redeemed	(77,127,644)	(84,469,976)
Net increase (decrease) in net assets from Class A share transactions	40,250,051	(3,338,443)
Class B Proceeds from shares sold	2,124,524	5,496,550
Reinvestment of distributions	13,046,718	7,358,063
Cost of shares redeemed	(71,432,644)	(17,725,542)
Net increase (decrease) in net assets from Class B share transactions	(56,261,402)	(4,870,929)
Increase (decrease) in net assets	(48,262,947)	76,371,275
Net assets at beginning of period	651,694,561	575,323,286
Net assets at end of period (including undistributed net investment income of $193,624 and $3,855,010, respectively)	$ 603,431,614	$ 651,694,561
Other Information
Class A Shares outstanding at beginning of period	24,500,577	24,658,095
Shares sold	1,481,880	1,671,537
Shares issued to shareholders in reinvestment of distributions	4,200,933	2,176,393
Shares redeemed	(3,579,071)	(4,005,448)
Net increase (decrease) in Class A shares	2,103,742	(157,518)
Shares outstanding at end of period	26,604,319	24,500,577
Class B Shares outstanding at beginning of period	3,927,983	4,153,458
Shares sold	93,935	258,137
Shares issued to shareholders in reinvestment of distributions	644,282	349,884
Shares redeemed	(3,375,599)	(833,496)
Net increase (decrease) in Class B shares	(2,637,382)	(225,475)
Shares outstanding at end of period	1,290,601	3,927,983

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 19.98	$ 20.05	$ 16.06	$ 11.66	$ 13.21
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.15	.19	.17	.19	.17
Net realized and unrealized gain (loss) on investment transactions	2.14	4.69	1.67	3.98	4.55	(1.67)
Total from investment operations	2.23	4.84	1.86	4.15	4.74	(1.50)
Less distributions from: Net investment income	(.23)	(.18)	(.15)	(.16)	(.15)	(.05)
Net realized gain on investment transactions	(3.30)	(1.71)	(1.78)	—	(.19)	—
Total distributions	(3.53)	(1.89)	(1.93)	(.16)	(.34)	(.05)
Net asset value, end of period	$ 21.63	$ 22.93	$ 19.98	$ 20.05	$ 16.06	$ 11.66
Total Return (%)	10.79**	25.06	10.25	26.03	42.15	(11.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	576	562	493	467	354	250
Ratio of expenses (%)	.80*	.79	.79	.79	.80	.81
Ratio of net investment income (%)	.82*	.71	.96	.96	1.46	1.28
Portfolio turnover rate (%)	87**	52	61	73	71	86
[a] For the six months ended June 30, 2007 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.88	$ 19.93	$ 20.01	$ 16.03	$ 11.65	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.07	.11	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	2.15	4.67	1.66	3.97	4.56	(2.38)
Total from investment operations	2.20	4.74	1.77	4.07	4.69	(2.21)
Less distributions from: Net investment income	(.14)	(.08)	(.07)	(.09)	(.12)	—
Net realized gain on investment transactions	(3.30)	(1.71)	(1.78)	—	(.19)	—
Total distributions	(3.44)	(1.79)	(1.85)	(.09)	(.31)	—
Net asset value, end of period	$ 21.64	$ 22.88	$ 19.93	$ 20.01	$ 16.03	$ 11.65
Total Return (%)	10.64**	24.59	9.78	25.52	41.65	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	90	83	71	32	1
Ratio of expenses (%)	1.18*	1.17	1.19	1.16	1.19	1.06*
Ratio of net investment income (%)	.44*	.33	.56	.59	1.07	3.01*
Portfolio turnover rate (%)	87**	52	61	73	71	86
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,113.10	$ 1,111.20
Expenses Paid per $1,000*	$ 5.82	$ 7.75
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,019.29	$ 1,017.46
Expenses Paid per $1,000*	$ 5.56	$ 7.40
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.11%	1.48%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Global Thematic VIP

Global equities performed well during the first half of 2007, returning 9.17% (in US dollar terms) as measured by the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World Index. As of June 30, 2007, the Class A shares of the Portfolio, unadjusted for contract charges, outperformed the benchmark.

We continue to look for long-term themes in the global economy, then apply intensive fundamental research and a wide array of quantitative tools to identify companies that stand to benefit as these themes unfold. The theme Public/Private Partnerships, though having a small weighting in the Portfolio, nonetheless made the largest contribution to performance behind the surge in OMX AB, which owns stock exchanges in the Nordic and Baltic region. Also making a substantial positive contribution was the theme Global Agribusiness, which seeks to take advantage of the connection between rising wealth in the developing world and the inevitable rise in global food consumption. Top individual performers in this theme were Chiquita Brands International, Inc., Bunge Ltd. and Santos-Brasil SA. Disequilibria, which invests in companies that should benefit from positive changes in their business models, also boosted Portfolio performance. The leading contributors here were Siemens AG and ABN AMRO Holding NV. On the negative side, two smaller themes — Market Hedge, which invests in gold stocks, and Distressed Companies — both underperformed.

Overall, we believe an approach that focuses on the important longer-term trends rather than the day-to-day activity in the markets will deliver outperformance over time.

Oliver Kratz

Lead Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	93%	93%
Cash Equivalents	5%	2%
Exchange Traded Funds	2%	3%
Preferred Stocks	—	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/07	12/31/06

Financials	28%	23%
Consumer Discretionary	15%	9%
Information Technology	14%	15%
Industrials	13%	16%
Health Care	11%	10%
Energy	6%	11%
Materials	5%	7%
Consumer Staples	5%	5%
Telecommunication Services	3%	3%
Utilities	—	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	6/30/07	12/31/06

Continental Europe	34%	31%
United States	28%	28%
Asia (excluding Japan)	15%	14%
Japan	8%	8%
United Kingdom	5%	7%
Latin America	5%	6%
Africa	2%	2%
Canada	2%	1%
Middle East	1%	1%
Bermuda	—	2%
	100%	100%

Asset allocation, sector and geographical diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 135. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 93.3%
Argentina 0.4%
Banco Macro SA (ADR) (Cost $829,829)	23,200	762,584
Australia 0.5%
Australian Wealth Management Ltd. (Cost $800,966)	382,880	857,857
Austria 1.3%
Wienerberger AG (Cost $1,620,368)	30,313	2,235,379
Brazil 2.3%
Diagnosticos da America SA	39,000	861,275
Marfrig Frigorificos*	97,300	923,568
Santos-Brasil SA (Units)	136,500	2,087,481
(Cost $3,204,947)		3,872,324
Canada 1.5%
Coalcorp Mining, Inc.*	76,135	320,192
Goldcorp, Inc.	60,700	1,441,073
Meridian Gold, Inc.*	31,200	853,772
(Cost $1,966,864)		2,615,037
China 0.7%
Focus Media Holding Ltd. (ADR)*	14,200	717,100
Sunshine Holdings Ltd.	2,091,000	511,637
(Cost $1,058,331)		1,228,737
Finland 0.6%
M-real Oyj "B" (Cost $1,055,456)	151,100	986,209
France 3.2%
PPR	8,686	1,515,168
Sanofi-Aventis	14,772	1,192,819
Total SA	18,142	1,472,704
Vallourec SA (a)	4,314	1,378,676
(Cost $4,236,519)		5,559,367
Germany 9.4%
Adidas AG	18,177	1,148,852
Air Berlin PLC*	66,800	1,417,923
Axel Springer AG	11,977	2,011,779
Commerzbank AG	33,801	1,620,151
Deutsche Post AG (Registered)	68,350	2,220,739
Deutsche Telekom AG (Registered)	92,948	1,719,221
GfK AG	16,903	834,780
Premiere AG*	21,867	517,648
Siemens AG (Registered)	14,704	2,115,426
Stada Arzneimittel AG	23,659	1,503,991
TUI AG*	35,564	984,956
(Cost $13,068,001)		16,095,466
Hong Kong 3.1%
China Mobile Ltd. (ADR)	21,900	1,180,410
China Properties Group Ltd.*	2,261,000	940,193
China Water Affairs Group Ltd.*	1,184,400	689,469
China Yurun Food Group Ltd.	763,000	850,991
Hongkong & Shanghai Hotels Ltd.	573,939	1,014,525
Industrial & Commercial Bank of China (Asia) Ltd.	332,840	710,305
(Cost $4,429,113)		5,385,893
	Shares	Value ($)

Hungary 0.5%
OTP Bank Nyrt. (Cost $825,282)	16,200	932,513
Indonesia 0.7%
PT Telekomunikasi Indonesia (ADR) (Cost $1,105,735)	26,000	1,120,600
Ireland 0.8%
Depfa Bank PLC (Cost $1,525,530)	81,400	1,441,251
Israel 1.5%
NICE Systems Ltd. (ADR)*	30,200	1,049,148
Teva Pharmaceutical Industries Ltd. (ADR)	35,800	1,476,750
(Cost $1,981,897)		2,525,898
Italy 1.5%
Banca Popolare di Milano Scarl	94,100	1,433,235
UniCredito Italiano SpA	130,900	1,166,133
(Cost $2,717,250)		2,599,368
Japan 8.0%
Credit Saison Co., Ltd.	54,600	1,408,897
FANUC Ltd.	10,500	1,081,741
Fast Retailing Co., Ltd.	15,500	1,101,927
Fukuoka Financial Group, Inc.*	129,000	850,973
Mitsui Fudosan Co., Ltd.	56,000	1,571,485
Mizuho Financial Group, Inc.	352	2,430,482
Nomura Holdings, Inc.	57,900	1,123,774
ORIX Corp.	8,300	2,180,114
Ryobi Ltd.	19,000	126,765
Seven & I Holdings Co., Ltd.	38,000	1,084,442
Shinsei Bank Ltd.	189,000	759,553
(Cost $11,972,609)		13,720,153
Kazakhstan 0.8%
KazMunaiGas Exploration Production (GDR) 144A (Cost $1,012,381)	58,600	1,279,824
Korea 3.9%
CDNetworks Co., Ltd.*	33,977	829,662
Daesang Corp.*	35,786	483,813
Kangwon Land, Inc.	40,000	927,124
Kookmin Bank	16,700	1,462,936
Kookmin Bank (ADR)	5,300	464,916
Samsung Electronics Co., Ltd.	4,250	2,596,438
(Cost $6,293,302)		6,764,889
Malaysia 1.4%
AMMB Holdings Bhd.	785,300	981,641
Resorts World Bhd.	779,700	780,718
Steppe Cement Ltd.*	97,758	644,605
(Cost $1,434,656)		2,406,964
Mexico 1.7%
Grupo Televisa SA (ADR) (Cost $2,932,173)	102,650	2,834,166
Netherlands 3.4%
ABN AMRO Holding NV	48,434	2,222,447
QIAGEN NV* (a)	104,800	1,875,520
TNT NV	39,500	1,781,333
(Cost $4,787,531)		5,879,300
	Shares	Value ($)

Pakistan 0.4%
MCB Bank Ltd. (GDR) 144A (Cost $397,336)	25,995	623,874
Russia 2.5%
Gazprom (ADR)	71,966	2,981,905
Surgutneftegaz (ADR)	8,900	485,940
VTB Bank (GDR) 144A*	73,900	811,422
(Cost $4,228,047)		4,279,267
Singapore 0.9%
CapitaRetail China Trust (REIT)	263,000	543,135
Food Empire Holdings Ltd.	761,000	522,136
Olam International Ltd.	212,300	427,383
(Cost $1,385,739)		1,492,654
South Africa 1.7%
Gold Fields Ltd. (ADR)	36,100	566,770
Gold Fields Ltd.	42,400	653,931
Lewis Group Ltd.	96,800	841,204
Naspers Ltd. "N"	32,400	829,934
(Cost $2,668,783)		2,891,839
Sweden 3.5%
OMX AB	46,700	1,393,692
Rezidor Hotel Group AB	169,300	1,477,525
Swedbank AB	24,000	867,965
Telefonaktiebolaget LM Ericsson "B"	586,700	2,340,381
(Cost $5,126,889)		6,079,563
Switzerland 2.9%
Credit Suisse Group (Registered)	26,669	1,891,478
UBS AG (Registered)	51,901	3,102,592
(Cost $4,553,296)		4,994,070
Taiwan 0.7%
Asustek Computer, Inc. (Cost $1,166,662)	464,200	1,276,346
Thailand 0.9%
Seamico Securities PCL (Foreign Registered)	2,559,500	295,056
Siam City Bank PCL (Foreign Registered)	722,500	394,792
True Corp. PCL (Foreign Registered)*	3,942,500	879,283
(Cost $1,382,092)		1,569,131
Turkey 1.7%
Hurriyet Gazetecilik ve Matbaacilik AS*	446,000	1,230,734
Turkiye Is Bankasi (Isbank) "C"	366,839	1,714,410
(Cost $2,700,487)		2,945,144
United Arab Emirates 1.1%
Emaar Properties (Cost $2,007,940)	607,809	1,960,968
United Kingdom 5.3%
3i Group PLC	51,012	1,186,427
GlaxoSmithKline PLC	98,099	2,569,821
Old Mutual PLC	830,631	2,798,300
Royal Bank of Scotland Group PLC	2,384	30,150
Standard Chartered PLC	74,520	2,431,420
(Cost $8,366,708)		9,016,118
	Shares	Value ($)

United States 24.5%
Akamai Technologies, Inc.*	46,900	2,281,216
BMB Munai, Inc.*	38,100	230,886
Bunge Ltd.	11,000	929,500
Caterpillar, Inc.	11,100	869,130
Chiquita Brands International, Inc. (a)	65,500	1,241,880
Cisco Systems, Inc.*	165,175	4,600,125
E.W. Scripps Co. "A"	26,500	1,210,785
ExxonMobil Corp.	16,700	1,400,796
Gateway, Inc.*	389,900	619,941
General Electric Co.	72,875	2,789,655
Harley-Davidson, Inc.	17,800	1,061,058
Intel Corp.	75,000	1,782,000
Johnson & Johnson	39,250	2,418,585
Medtronic, Inc.	33,350	1,729,531
Monsanto Co.	26,900	1,816,826
New York Times Co. "A" (a)	41,300	1,049,020
Newmont Mining Corp.	28,800	1,124,928
Office Depot, Inc.*	58,100	1,760,430
Pantry, Inc.*	21,400	986,540
Pfizer, Inc.	53,775	1,375,027
Schlumberger Ltd.	14,625	1,242,247
SiRF Technology Holdings, Inc.*	44,100	914,634
St. Jude Medical, Inc.*	26,500	1,099,485
Sun Microsystems, Inc.*	230,100	1,210,326
Symantec Corp.*	58,700	1,185,740
United Parcel Service, Inc. "B"	23,700	1,730,100
Wyeth	21,200	1,215,608
Yahoo!, Inc.*	51,300	1,391,769
Zimmer Holdings, Inc.*	10,275	872,245
(Cost $37,153,668)		42,140,013
Total Common Stocks (Cost $139,996,387)		160,372,766

Warrants 0.3%
Citigroup Global Markets Holdings, Inc., Expiration 3/17/2008* (Cost $499,500)	90,000	474,570

Exchange Traded Funds 2.0%
Biotech HOLDRs Trust (a)	6,000	1,008,480
iShares Nasdaq Biotechnology Index Fund* (a)	31,625	2,471,178
Total Exchange Traded Funds (Cost $3,264,458)		3,479,658

Securities Lending Collateral 3.7%
Daily Assets Fund Institutional (b) (c) (Cost $6,414,700)	6,414,700	6,414,700

Cash Equivalents 4.9%
Cash Management QP Trust, 5.34% (b) (Cost $8,427,225)	8,427,225	8,427,225
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $158,602,270)+	104.2	179,168,919
Other Assets and Liabilities, Net	(4.2)	(7,279,447)
Net Assets	100.0	171,889,472
* Non-income producing security.
+ The cost for federal income tax purposes was $159,477,866. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $19,691,053. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,811,169 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,120,116.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $6,227,915 which is 3.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $143,760,345) — including $6,227,915 of securities loaned	$ 164,326,994
Investment in Daily Assets Fund Institutional (cost $6,414,700)*	6,414,700
Investment in Cash Management QP Trust (cost $8,427,225)	8,427,225
Total investments in securities, at value (cost $158,602,270)	179,168,919
Cash	74,068
Foreign currency, at value (cost $3,791,327)	3,771,676
Dividends receivable	207,639
Interest receivable	24,951
Receivable for investments sold	410,629
Receivable for Portfolio shares sold	32,814
Foreign taxes recoverable	48,114
Other assets	2,180
Total assets	183,740,990
Liabilities
Payable for investments purchased	5,069,778
Payable upon return of securities loaned	6,414,700
Payable for Portfolio shares redeemed	187,396
Accrued management fee	77,374
Other accrued expenses and payables	102,270
Total liabilities	11,851,518
Net assets, at value	$ 171,889,472
Net Assets
Net assets consist of: Undistributed net investment income	1,126,150
Net unrealized appreciation (depreciation) on: Investments	20,566,649
Foreign currency related transactions	(27,490)
Accumulated net realized gain (loss)	22,730,195
Paid-in capital	127,493,968
Net assets, at value	$ 171,889,472
Class A Net Asset Value, offering and redemption price per share ($162,418,790 ÷ 9,895,166 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.41
Class B Net Asset Value, offering and redemption price per share ($9,470,682 ÷ 576,008 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.44
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $181,280)	$ 1,971,805
Interest	2,510
Interest — Cash Management QP Trust	164,652
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	75,696
Total Income	2,214,663
Expenses: Management fee	871,172
Custodian and accounting fees	284,782
Distribution service fee (Class B)	26,084
Record keeping fees (Class B)	13,398
Auditing	29,042
Legal	7,261
Trustees' fees and expenses	7,396
Reports to shareholders	13,977
Other	22,573
Total expenses before expense reductions	1,275,685
Expense reductions	(268,161)
Total expenses after expense reductions	1,007,524
Net investment income (loss)	1,207,139
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $71,841)	23,729,057
Foreign currency related transactions	6,939
23,735,996
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign tax credit of $72,433)	(5,648,353)
Foreign currency related transactions	(31,017)
(5,679,370)
Net gain (loss) on investment transactions	18,056,626
Net increase (decrease) in net assets resulting from operations	$ 19,263,765

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 1,207,139	$ 1,139,734
Net realized gain (loss) on investment transactions	23,735,996	25,502,594
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,679,370)	8,974,038
Net increase (decrease) in net assets resulting from operations	19,263,765	35,616,366
Distributions to shareholders from: Net investment income: Class A	(976,630)	(572,746)
Class B	(67,864)	(42,929)
Net realized gains: Class A	(22,498,351)	(7,184,784)
Class B	(3,879,598)	(1,620,965)
Portfolio share transactions: Class A Proceeds from shares sold	19,050,571	39,340,554
Reinvestment of distributions	23,474,981	7,757,530
Cost of shares redeemed	(15,802,713)	(11,647,602)
Net increase (decrease) in net assets from Class A share transactions	26,722,839	35,450,482
Class B Proceeds from shares sold	2,501,969	5,266,200
Reinvestment of distributions	3,947,462	1,663,894
Cost of shares redeemed	(20,738,451)	(5,607,559)
Net increase (decrease) in net assets from Class B share transactions	(14,289,020)	1,322,535
Increase (decrease) in net assets	4,275,141	62,967,959
Net assets at beginning of period	167,614,331	104,646,372
Net assets at end of period (including undistributed net investment income of $1,126,150 and $963,505, respectively)	$ 171,889,472	$ 167,614,331
Other Information
Class A Shares outstanding at beginning of period	8,197,243	5,887,898
Shares sold	1,119,396	2,556,665
Shares issued to shareholders in reinvestment of distributions	1,533,310	513,064
Shares redeemed	(954,783)	(760,384)
Net increase (decrease) in Class A shares	1,697,923	2,309,345
Shares outstanding at end of period	9,895,166	8,197,243
Class B Shares outstanding at beginning of period	1,443,479	1,359,840
Shares sold	146,276	334,421
Shares issued to shareholders in reinvestment of distributions	257,164	109,756
Shares redeemed	(1,270,911)	(360,538)
Net increase (decrease) in Class B shares	(867,471)	83,639
Shares outstanding at end of period	576,008	1,443,479

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 17.39	$ 14.44	$ 11.78	$ 10.39	$ 8.08	$ 9.64
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.15[d]	.12	.04	.09	.07
Net realized and unrealized gain (loss) on investment transactions	1.65	4.02	2.58	1.48	2.25	(1.57)
Total from investment operations	1.77	4.17	2.70	1.52	2.34	(1.50)
Less distributions from: Net investment income	(.11)	(.09)	(.04)	(.13)	(.03)	(.06)
Net realized gain on investment transactions	(2.64)	(1.13)	—	—	—	—
Total distributions	(2.75)	(1.22)	(.04)	(.13)	(.03)	(.06)
Net asset value, end of period	$ 16.41	$ 17.39	$ 14.44	$ 11.78	$ 10.39	$ 8.08
Total Return (%)	11.31c**	30.14[c,d]	22.94[c]	14.76[c]	29.13[c]	(15.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	162	143	85	63	55	43
Ratio of expenses before expense reductions (%)	1.42*	1.38	1.41	1.44	1.48	1.32
Ratio of expenses after expense reductions (%)	1.11*	1.04	1.28	1.43	1.17	1.32
Ratio of net investment income (%)	.71[e]	.92[d]	.98	.38	1.02	.79
Portfolio turnover rate (%)	89**	136	95	81	65	41
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
[e] The ratio for the six months ended June 30, 2007 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.38	$ 14.43	$ 11.78	$ 10.38	$ 8.06	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.09[e]	.07	.00[f]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	1.66	4.02	2.58	1.48	2.29	(.94)
Total from investment operations	1.75	4.11	2.65	1.48	2.33	(.92)
Less distributions from: Net investment income	(.05)	(.03)	—	(.08)	(.01)	—
Net realized gain on investment transactions	(2.64)	(1.13)	—	—	—	—
Total distributions	(2.69)	(1.16)	—	(.08)	(.01)	—
Net asset value, end of period	$ 16.44	$ 17.38	$ 14.43	$ 11.78	$ 10.38	$ 8.06
Total Return (%)	11.12d**	29.65[d,e]	22.50[d]	14.33[d]	28.96[d]	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	25	20	13	6.2
Ratio of expenses before expense reductions (%)	1.79*	1.76	1.79	1.84	1.87	1.60*
Ratio of expenses after expense reductions (%)	1.48*	1.43	1.65	1.83	1.64	1.60*
Ratio of net investment income (%)	.53[g]	.53[e]	.61	.02	.55	.49*
Portfolio turnover rate (%)	89**	136	95	81	65	41
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
[f] Amount is less than $.005 per share.
[g] The ratio for the six months ended June 30, 2007 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,006.50	$ 1,004.80
Expenses Paid per $1,000*	$ 3.18	$ 5.07
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.62	$ 1,019.74
Expenses Paid per $1,000*	$ 3.21	$ 5.11
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.64%	1.02%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Government & Agency Securities VIP

The period began with the yield curve slightly inverted between two and 30 years, meaning that short-term rates were actually higher than long-term rates. As the period progressed, market expectations were increasingly for stronger economic growth, dampening any remaining speculation about a possible US Federal Reserve Board's (the Fed's) interest rate easing over the near term. In addition, the price of oil ended the period above $70 per barrel, and other commodities reached highs as well. While core inflation, which does not include energy or food, remained modest, aggregate inflation remained near the upper end of its recent range. Continued inflationary concerns caused the yield curve to steepen as longer duration US Treasuries priced in the possibility of erosion of returns.1,2 Volatility continued to be relatively high, as the market weighed signs of growth against the possible impact of the sputtering housing market on the larger economy. The Fed left its benchmark short-term rate unchanged at 5.25% over the six months.

During the six-month period ended June 30, 2007, the Portfolio's Class A shares, unadjusted for contract charges, underperformed the 0.88% return of its benchmark, the Lehman Brothers US Morgage-Backed Securities (MBS) Index.

During the period, we continued to focus on higher coupon mortgage pools, and this helped performance as prepayments remained low and shorter duration instruments outperformed longer maturity bonds. Midway through the period, we added exposure to adjustable rate mortgages in view of their attractive yields relative to risk, and this benefited the Portfolio as well. We continued to shift the Portfolio's relative focus between GNMA I and less homogenous GNMA II mortgage pools with good results. Our limited exposure to 15-year GNMAs held back performance to a degree, as this segment outperformed in an environment where investors were concerned about the impact of interest rate volatility on longer duration instruments. Our recent focus has been on adding exposure to older mortgage pools that are selling at a discount to par. These bonds exhibit greater prepay stability since they have been through several interest rate cycles and the low dollar price should perform better if and when interest rates fall. It should also be noted that the entire portfolio is invested in high-quality securities; it holds no subprime mortgage exposure. Going forward, we will continue to monitor the housing market and interest rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA and Matthew F. MacDonald

Co-Managers
Deutsche Investment Management Americas Inc.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers US Mortgage-Backed Securities (MBS) Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation	6/30/07	12/31/06

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	63%	53%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	26%	32%
Cash Equivalents	11%	10%
US Treasury Obligations	—	5%
	100%	100%
Quality	6/30/07	12/31/06

AAA*	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	6/30/07	12/31/06

Average Maturity	6.1 years	5.6 years
Average Duration	4.9 years	3.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 147. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith and Credit of the US Government 59.2%
Government National Mortgage Association:
5.0%, with various maturities from 3/1/2033 until 6/20/2036 (c)	22,540,251	21,330,347
5.5%, with various maturities from 10/15/2032 until 11/15/2035 (c)	44,500,288	43,271,460
6.0%, with various maturities from 4/15/2013 until 1/20/2037(c)	34,832,015	34,714,135
6.5%, with various maturities from 3/15/2014 until 11/15/2036	19,237,704	19,584,603
7.0%, with various maturities from 10/15/2026 until 7/15/2036	2,131,628	2,208,690
7.5%, with various maturities from 4/15/2026 until 1/15/2037	2,581,316	2,700,064
8.0%, with various maturities from 12/15/2026 until 11/15/2031	670,904	707,799
8.5%, with various maturities from 5/15/2016 until 12/15/2030	94,134	100,630
9.5%, with various maturities from 6/15/2013 until 12/15/2022	55,327	59,846
10.0%, with various maturities from 2/15/2016 until 3/15/2016	20,534	22,623
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $129,305,429)		124,700,197

Agencies Not Backed by the Full Faith and Credit of the US Government 29.4%
Federal Home Loan Bank, 4.875%, 11/18/2011	25,000,000	24,625,000
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	60,626	57,725
4.609%*, 2/1/2035	14,906	14,661
5.0%, 4/18/2017	10,000,000	9,650,000
5.5%, 2/1/2017	55,486	54,942
5.729%*, 4/1/2037	2,999,757	2,990,386
5.78%*, 10/1/2036	2,981,575	2,979,906
5.819%*, 1/1/2037	2,373,109	2,372,158
5.884%*, 11/1/2036	1,288,220	1,289,748
5.891%*, 9/1/2036	1,306,907	1,308,193
6.5%, 9/1/2032	162,007	165,032
7.0%, with various maturities from 5/1/2029 until 8/1/2035	1,537,377	1,581,133
7.5%, with various maturities from 1/1/2027 until 5/1/2032	132,445	138,853
8.0%, 11/1/2030	2,197	2,299
8.5%, 7/1/2030	3,129	3,323
	Principal Amount ($)	Value ($)

Federal National Mortgage Association:
5.0%, 10/1/2033	666,854	627,884
5.375%, 6/12/2017	10,000,000	9,921,875
5.5%, with various maturities from 2/1/2033 until 6/1/2034	3,768,026	3,649,187
7.0%, with various maturities from 9/1/2013 until 7/1/2034	528,755	547,371
8.0%, 12/1/2024	13,296	14,018
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $62,185,363)		61,993,694

Collateralized Mortgage Obligations 10.7%
Federal Home Loan Mortgage Corp., "GZ", Series 2906, 5.0%, 9/15/2034	1,421,968	1,304,850
Federal National Mortgage Association, "LO", Series 2005-50, Principal Only, 6/25/2035	1,129,163	696,874
Government National Mortgage Association:
"PO", Series 2006-25, Principal Only, 5/20/2036	944,065	683,454
"GD", Series 2004-26, 5.0%, 11/16/2032	2,184,000	2,055,887
"LG", Series 2003- 70, 5.0%, 8/20/2033	4,000,000	3,592,348
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	443,385
"ZM", Series 2004-24, 5.0%, 4/20/2034	1,756,757	1,497,795
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	902,615
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,235,820	1,050,345
"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	928,136
"ZB", Series 2003-85, 5.5%, 10/20/2033	2,336,917	2,062,199
"B", Series 2005-88, 5.5%, 11/20/2035	1,804,000	1,690,486
"ZA", Series 2006-7, 5.5%, 2/20/2036	1,829,045	1,627,612
"FH", Series 1999-18, 5.57%*, 5/16/2029	2,422,481	2,444,094
"FE", Series 2003-57, 5.62%*, 3/16/2033	185,499	184,967
"FB", Series 2001-28, 5.82%*, 6/16/2031	871,856	878,935
"PH", Series 2002- 84, 6.0%, 11/16/2032	500,000	492,116
Total Collateralized Mortgage Obligations (Cost $23,074,511)		22,536,098

US Treasury Obligations 0.1%
US Treasury Bill, 4.845%**, 7/19/2007 (a) (Cost $189,540)	190,000	189,540

	Contracts	Value ($)

Options Purchased 0.1%
Call Swaptions 0.0%
3 Month LIBOR, 6.08% fixed rate, Expiring 6/22/2012, Strike Rate, 6.08%	3,700,000	76,672
Put Swaptions 0.1%
3 Month LIBOR, 6.08% fixed rate, Expiring 6/22/2012, Strike Rate, 6.08%	3,700,000	98,282
Total Options Purchased (Cost $175,380)		174,954
	Shares	Value ($)

Cash Equivalents 11.9%
Cash Management QP Trust, 5.34% (b) (Cost $24,981,784)	24,981,784	24,981,784
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $239,912,007)+	111.4	234,576,267
Other Assets and Liabilities, Net	(11.4)	(23,986,361)
Net Assets	100.0	210,589,906
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2007.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $239,942,463. At June 30, 2007, net unrealized depreciation for all securities based on tax cost was $5,366,196. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $482,424 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,848,620.
(a) At June 30, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar rolls included.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

LIBOR: Represents the London InterBank Offered Rate.

At June 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year Interest Rate Swap	9/17/2007	45	4,591,949	4,608,281	16,332

At June 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	9/19/2007	210	22,129,018	22,197,656	(68,638)
Written Options	Number of Contracts	Expiration Date	Strike Rate (%)	Value ($)
Call Swaptions 3 Month LIBOR, 6.3% fixed rate	740,000	9/22/2007	6.3	(376)
Put Swaptions 3 Month LIBOR, 5.3% fixed rate	740,000	9/22/2007	5.3	(2,126)
Total Written Options (Premium received $2,220)				(2,502)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments Investments in securities, at value (cost $214,930,223)	$ 209,594,483
Investments in Cash Management QP Trust, (cost $24,981,784)	24,981,784
Total investments in securities at value (cost $239,912,007)	234,576,267
Receivable for investments sold	43,351,719
Interest receivable	1,287,701
Receivable for Portfolio shares sold	1,852,210
Other assets	4,035
Total assets	281,071,932
Liabilities
Payable for investments purchased	45,521,371
Payable for investments purchased — mortgage dollar rolls	24,605,823
Accrued management fee	90,699
Payable for daily variation margin on open futures contracts	81,094
Payable for Portfolio shares redeemed	3,230
Options written, at value (premium received $2,220)	2,502
Other accrued expenses and payables	177,307
Total liabilities	70,482,026
Net assets, at value	$ 210,589,906
Net Assets
Net assets consist of: Undistributed net investment income	5,246,409
Net unrealized appreciation (depreciation) on: Investments	(5,335,740)
Futures	(52,306)
Written options	(282)
Accumulated net realized gain (loss)	(2,236,765)
Paid-in capital	212,968,590
Net assets, at value	$ 210,589,906
Class A Net Asset Value, offering and redemption price per share ($201,773,744 ÷ 17,140,521 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.77
Class B Net Asset Value, offering and redemption price per share ($8,816,162 ÷ 749,300 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 5,334,333
Interest — Cash Management QP Trust	907,269
Total Income	6,241,602
Expenses: Management fee	637,328
Custodian fee	8,729
Distribution service fee (Class B)	31,695
Record keeping fees (Class B)	17,443
Auditing	28,779
Legal	15,209
Trustees' fees and expenses	18,271
Reports to shareholders	50,096
Other	18,064
Total expenses before expense reductions	825,614
Expense reductions	(42,491)
Total expenses after expense reductions	783,123
Net investment income	5,458,479
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,076,785)
Futures	234,749
(842,036)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,506,918)
Futures	(64,965)
Written options	(282)
(2,572,165)
Net gain (loss) on investment transactions	(3,414,201)
Net increase (decrease) in net assets resulting from operations	$ 2,044,278

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income	$ 5,458,479	$ 11,691,142
Net realized gain (loss) on investment transactions	(842,036)	(1,278,409)
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,572,165)	(560,933)
Net increase (decrease) in net assets resulting from operations	2,044,278	9,851,800
Distributions to shareholders from: Net investment income: Class A	(10,212,645)	(8,821,928)
Class B	(1,469,899)	(1,559,664)
Portfolio share transactions: Class A Proceeds from shares sold	13,777,739	9,888,675
Reinvestment of distributions	10,212,645	8,821,928
Cost of shares redeemed	(24,494,238)	(51,098,907)
Net increase (decrease) in net assets from Class A share transactions	(503,854)	(32,388,304)
Class B Proceeds from shares sold	9,320,777	2,370,667
Reinvestment of distributions	1,469,899	1,559,664
Cost of shares redeemed	(34,114,861)	(17,355,673)
Net increase (decrease) in net assets from Class B share transactions	(23,324,185)	(13,425,342)
Increase (decrease) in net assets	(33,466,305)	(46,343,438)
Net assets at beginning of period	244,056,211	290,399,649
Net assets at end of period (including undistributed net investment income of $5,246,409 and $11,470,474, respectively)	$ 210,589,906	$ 244,056,211
Other Information
Class A Shares outstanding at beginning of period	17,174,275	19,851,802
Shares sold	1,135,345	824,144
Shares issued to shareholders in reinvestment of distributions	862,554	749,527
Shares redeemed	(2,031,653)	(4,251,198)
Net increase (decrease) in Class A shares	(33,754)	(2,677,527)
Shares outstanding at end of period	17,140,521	17,174,275
Class B Shares outstanding at beginning of period	2,706,547	3,838,802
Shares sold	778,543	196,489
Shares issued to shareholders in reinvestment of distributions	124,042	132,399
Shares redeemed	(2,859,832)	(1,461,143)
Net increase (decrease) in Class B shares	(1,957,247)	(1,132,255)
Shares outstanding at end of period	749,300	2,706,547

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.28	$ 12.26	$ 12.55	$ 12.54	$ 12.84	$ 12.32
Income (loss) from investment operations: Net investment income[b]	.28	.55	.51	.44	.31	.62
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.06)	(.20)	.03	(.04)	.35
Total from investment operations	.09	.49	.31	.47	.27	.97
Less distributions from: Net investment income	(.60)	(.47)	(.50)	(.35)	(.35)	(.45)
Net realized gain on investment transactions	—	—	(.10)	(.11)	(.22)	—
Total distributions	(.60)	(.47)	(.60)	(.46)	(.57)	(.45)
Net asset value, end of period	$ 11.77	$ 12.28	$ 12.26	$ 12.55	$ 12.54	$ 12.84
Total Return (%)	.65c**	4.16	2.57	3.75	2.26	8.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	211	243	280	347	551
Ratio of expenses before expense reductions(%)	.67*	.67	.63	.61	.61	.59
Ratio of expenses after expense reductions (%)	.64*	.67	.63	.61	.61	.59
Ratio of net investment income (loss) (%)	4.76*	4.56	4.17	3.59	2.50	4.96
Portfolio turnover rate (%)[d]	263**	241	191	226	511	534
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 329%, 403%, 325%, 391%, 536% and 651% for the periods ended June 30, 2007, December 31, 2006, December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 12.23	$ 12.52	$ 12.51	$ 12.82	$ 12.36
Income (loss) from investment operations: Net investment income[c]	.26	.50	.47	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.19)	(.06)	(.21)	.02	(.04)	.15
Total from investment operations	.07	.44	.26	.42	.23	.46
Less distributions from: Net investment income	(.55)	(.42)	(.45)	(.30)	(.32)	—
Net realized gain on investment transactions	—	—	(.10)	(.11)	(.22)	—
Total distributions	(.55)	(.42)	(.55)	(.41)	(.54)	—
Net asset value, end of period	$ 11.77	$ 12.25	$ 12.23	$ 12.52	$ 12.51	$ 12.82
Total Return (%)	.48d**	3.74	2.24	3.36	1.83	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	33	47	49	38	3
Ratio of expenses before expense reductions(%)	1.06*	1.07	1.02	1.00	.98	.84*
Ratio of expenses after expense reductions (%)	1.02*	1.07	1.02	1.00	.98	.84*
Ratio of net investment income (%)	4.38*	4.16	3.78	3.21	2.13	4.95*
Portfolio turnover rate (%)[e]	263**	241	191	226	511	534
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 329%, 403%, 325%, 391%, 536% and 651% for the periods ended June 30, 2007, December 31, 2006, December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,049.90
Expenses Paid per $1,000*	$ 2.95
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.92
Expenses Paid per $1,000*	$ 2.91
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,049.90
Expenses Paid per $1,000**	$ 6.61
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,018.35
Expenses Paid per $1,000**	$ 6.51
* Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.58%
Estimated Indirect Expenses of Underlying DWS Portfolios	.72%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Growth Allocation VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first six months of 2007, despite moderation in economic growth. By the end of May, most indices were at or near their all-time highs; markets were volatile with no pronounced trend in June. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. One of the Portfolio's benchmarks, the Russell 1000® Index, returned 7.18% as of June 30, 2007.

In the early months of 2007, the bond market seemed to indicate that it expected the US Federal Reserve Board (the Fed) to ease monetary policy. By midyear, bond prices reflected the expectation of continued steady Fed policy. For the first half of 2007, bond returns were positive but much lower than equity returns: Return of the Lehman Brothers US Aggregate Index was 0.98%. High-yield bonds, as measured by the Lehman Brothers US Corporate High-Yield Index, were stronger than investment-grade bonds, providing a return of 2.87%.

Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Class B shares' return for the six months ended June 30, 2007 was above that of its major bond benchmark but below that of its equity benchmark.

The Portfolio's allocation between equity and fixed-income funds remained close to its target of 75% equity and 25% fixed income during the first half of 2007, but with equities slightly overweighted throughout the period.1 This overweight was positive for returns, as equities outperformed fixed income. Tactical asset allocation was marginally negative for performance.

Positions in international equity funds contributed to absolute performance, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities. In the fixed-income portion of the Portfolio, a position in high-yield bond funds was positive for performance, as high yield performed better than investment grade. However, a tactical overweight of cash equivalents with a corresponding underweight in investment-grade bond funds detracted from performance.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lehman Brothers US Aggregate Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Lehman Brothers US Corporate High-Yield Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of the major rating agencies (Moody's, Fitch, and S&P) is Ba1/BB+/BB+ or lower.

The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East) Index is composed of approximately 1,100 companies in 21 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation	6/30/07	12/31/06

Equity Funds	75%	75%
Fixed Income — Bond Funds	25%	18%
Fixed Income — Money Market Funds	—	7%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 159. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Growth Allocation VIP

	Shares	Value ($)

Equity Funds 75.2%
DWS Blue Chip VIP "A"	687,003	10,284,432
DWS Capital Growth VIP "A"	549,156	10,637,160
DWS Davis Venture Value VIP "A"	1,140,530	17,028,113
DWS Dreman High Return Equity VIP "A"	1,179,964	18,183,247
DWS Dreman Small Mid Cap Value VIP "A"	592,482	12,815,396
DWS Global Opportunities VIP "A"	28,182	513,752
DWS Growth & Income VIP "A"	2,273,848	25,080,540
DWS Health Care VIP "A"	39,564	549,938
DWS International Select Equity VIP "A"	6,961	110,896
DWS International VIP "A"	1,605,113	23,161,780
DWS Large Cap Value VIP "A"	1,604,244	29,068,895
DWS Mid Cap Growth VIP "A"	8,113	114,387
DWS RREEF Real Estate Securities VIP "A"	213,093	3,839,940
DWS Small Cap Growth VIP "A"	279,196	4,408,504
DWS Technology VIP "A"	56,284	570,153
Total Equity Funds (Cost $139,907,244)		156,367,133
	Shares	Value ($)

Fixed Income — Bond Funds 24.5%
DWS Core Fixed Income VIP "A"	4,224,884	48,374,923
DWS Government & Agency Securities VIP "A"	299	3,511
DWS High Income VIP "A"	157,479	1,255,108
DWS Strategic Income VIP "A"	111,679	1,259,734
Total Fixed Income — Bond Funds (Cost $51,178,907)		50,893,276

Fixed Income — Money Market Funds 0.4%
Cash Management QP Trust (Cost $921,348)	921,348	921,348
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $192,007,499)+	100.1	208,181,757
Other Assets and Liabilities, Net	(0.1)	(244,011)
Net Assets	100.0	207,937,746
+ The cost for federal income tax purposes was $192,559,885. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $15,621,872. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,516,983 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $895,111.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $191,086,151)	$ 207,260,409
Investment in Cash Management QP Trust (cost $921,348)	921,348
Total investments in securities, at value (cost $192,007,499)	208,181,757
Interest receivable	5,141
Other assets	3,432
Total assets	208,190,330
Liabilities
Payable for Portfolio shares redeemed	60,983
Accrued management fee	17,009
Other accrued expenses and payables	174,592
Total liabilities	252,584
Net assets, at value	$ 207,937,746
Net Assets
Net assets consist of: Undistributed net investment income	3,550,199
Net unrealized appreciation (depreciation) on investments	16,174,258
Accumulated net realized gain (loss)	8,238,777
Paid-in capital	179,974,512
Net assets, at value	$ 207,937,746
Class B Net Asset Value, offering and redemption price per share ($207,937,746÷ 16,462,271 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 4,083,167
Interest — Cash Management QP Trust	134,156
Total Income	4,217,323
Expenses: Management fee	156,153
Custodian and accounting fees	26,421
Distribution service fee	260,255
Record keeping fees	150,163
Auditing	20,655
Legal	12,751
Trustees' fees and expenses	16,702
Reports to shareholders	11,327
Other	5,019
Total expenses before expense reductions	659,446
Expense reductions	(52,051)
Total expenses after expense reductions	607,395
Net investment income (loss)	3,609,928
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,625,150
Capital gain distributions from Underlying Affiliated Portfolios	6,250,308
8,875,458
Net unrealized appreciation (depreciation) during the period on investments	(2,117,778)
Net gain (loss) on investment transactions	6,757,680
Net increase (decrease) in net assets resulting from operations	$ 10,367,608

The accompanying notes are an integral part of the financial statements.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 3,609,928	$ 2,461,081
Net realized gain (loss) on investment transactions	8,875,458	11,769,458
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,117,778)	10,477,889
Net increase (decrease) in net assets resulting from operations	10,367,608	24,708,428
Distributions to shareholders from: Net investment income: Class B	(4,126,872)	(1,665,343)
Net realized gains: Class B	(10,532,122)	(1,700,403)
Portfolio share transactions: Class B Proceeds from shares sold	4,049,093	17,704,517
Reinvestment of distributions	14,658,994	3,365,746
Cost of shares redeemed	(15,470,692)	(30,803,312)
Net increase (decrease) in net assets from Class B share transactions	3,237,395	(9,733,049)
Increase (decrease) in net assets	(1,053,991)	11,609,633
Net assets at beginning of period	208,991,737	197,382,104
Net assets at end of period (including undistributed net investment income of $3,550,199 and $4,067,143, respectively)	$ 207,937,746	$ 208,991,737
Other Information
Class B Shares outstanding at beginning of period	16,154,379	16,920,311
Shares sold	315,725	1,481,587
Shares issued to shareholders in reinvestment of distributions	1,205,509	281,181
Shares redeemed	(1,213,342)	(2,528,700)
Net increase (decrease) in Class B shares	307,892	(765,932)
Shares outstanding at end of period	16,462,271	16,154,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.94	$ 11.67	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.22	.14	.11	(.03)
Net realized and unrealized gain (loss) on investment transactions	.39	1.33	.55	1.06
Total from investment operations	.61	1.47	.66	1.03
Less distributions from: Net investment income	(.26)	(.10)	—	—
Net realized gain on investment transactions	(.66)	(.10)	(.02)	—
Total distributions	(.92)	(.20)	(.02)	—
Net asset value, end of period	$ 12.63	$ 12.94	$ 11.67	$ 11.03
Total Return (%)[d,e]	4.99**	12.66	6.02	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	208	209	197	47
Ratio of expenses before expense reductions (%)[f]	.63*	.62	.65	1.38*
Ratio of expenses after expense reductions (%)[f]	.58*	.57	.60	0.75*
Ratio of net investment income (%)	1.71[g]	1.20	1.01	(0.69)*
Portfolio turnover rate (%)	11**	45	20	15
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
f The Portfolio invests in other DWS Portfolios and bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
[g] The ratio for the six months ended June 30, 2007 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1030.30	$ 1,027.30
Expenses Paid per $1,000*	$ 3.47	$ 5.43
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.37	$ 1,019.44
Expenses Paid per $1,000*	$ 3.46	$ 5.41
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.69%	1.08%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS High Income VIP

High-yield bonds produced modestly positive returns and outperformed government bonds during the first half of 2007. A continued environment of moderate economic growth, steady corporate earnings, and a low default rate among high-yield issuers all contributed to the outperformance of the asset class. The period ended on a down note, however, as concerns about the subprime mortgage market led to an increase in investors' aversion to risk. In this environment, the Portfolio's Class A shares (unadjusted for contract charges) underperformed its benchmark, the Credit Suisse High Yield Index, which returned 3.68%.

The Portfolio was helped by its positions in North Atlantic Trading Co., which restructured its debt in a fashion favorable to the Portfolio, and Young Broadcasting, Inc., a media company whose bonds rose on the outlook for increased spending on political ads in the year ahead. Also aiding performance were positions in bonds issued by Navios Maritime Holdings, Inc., Hawker Beechcraft Acquisition Co. LLC and Dobson Communications Corp. On the negative side, the Portfolio's performance was hurt by its position in Lyondell Chemical Co. and its lack of ownership in three distressed/defaulted securities that performed very well: Calpine Corp., Dana Corp. and Federal Mogul Corp.

The overall backdrop of moderate economic growth and strength in the US equity market remains supportive of high-yield bonds. While we view high-yield bonds as being fairly valued at these levels, we believe the higher coupon rates of the asset class should help support outperformance through the remainder of the year. Overall, we remain focused on adding value by emphasizing fundamental analysis and searching for individual securities with the most attractive risk-adjusted relative value.

Gary Sullivan, CFA
Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Credit Suisse High Yield Index is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS High Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Corporate Bonds	98%	98%
Cash Equivalents	1%	1%
Other Investments	1%	1%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/07	12/31/06

Consumer Discretionary	24%	25%
Financials	16%	16%
Materials	13%	15%
Industrials	12%	10%
Telecommunication Services	9%	8%
Energy	8%	8%
Utilities	5%	9%
Health Care	5%	2%
Information Technology	4%	4%
Consumer Staples	4%	2%
Sovereign Bonds	—	1%
	100%	100%
Quality	6/30/07	12/31/06

Cash Equivalents	—	1%
BBB	3%	3%
BB	28%	30%
B	54%	50%
CCC	15%	16%
	100%	100%

Asset allocation, bond diversification and foreign bonds diversification and quality are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 168. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 97.4%
Consumer Discretionary 23.0%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	473,474	519,638
Affinia Group, Inc., 9.0%, 11/30/2014	905,000	886,900
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,355,000	1,327,900
American Achievement Corp., 8.25%, 4/1/2012	265,000	266,988
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	350,000	332,500
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	610,000	600,850
8.0%, 3/15/2014	260,000	262,600
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	435,000	443,700
Buffets, Inc., 12.5%, 11/1/2014 (b)	355,000	339,913
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	530,000	516,750
Cablevision Systems Corp., Series B, 9.82%**, 4/1/2009	350,000	365,750
Caesars Entertainment, Inc., 8.875%, 9/15/2008	620,000	637,050
Canwest Mediaworks LP, 144A, 9.25%, 8/1/2015 (e)	395,000	395,000
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	975,000	1,017,656
10.25%, 9/15/2010	2,080,000	2,173,600
11.0%, 10/1/2015	2,237,000	2,334,869
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	335,000	451,138
Claire's Stores, Inc., 144A, 9.25%, 6/1/2015	610,000	579,500
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	665,000	620,112
CSC Holdings, Inc.:
7.25%, 7/15/2008	560,000	564,200
Series B, 8.125%, 7/15/2009	190,000	193,800
Series B, 8.125%, 8/15/2009	200,000	204,000
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	170,000	179,350
Dex Media East LLC/Financial, 12.125%, 11/15/2012	3,857,000	4,151,096
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	402,000	397,980
EchoStar DBS Corp.:
6.625%, 10/1/2014	690,000	658,950
7.125%, 2/1/2016	675,000	659,812
Fontainebleau Las Vegas Holdings LCC, 144A, 10.25%, 6/15/2015	745,000	733,825
Foot Locker, Inc., 8.5%, 1/15/2022	180,000	182,700
	Principal Amount ($)(a)	Value ($)

Ford Motor Co., 7.45%, 7/16/2031 (b)	535,000	427,331
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014 (b)	1,935,000	1,654,425
General Motors Corp.:
7.2%, 1/15/2011 (b)	1,315,000	1,264,044
7.4%, 9/1/2025 (b)	550,000	463,375
8.375%, 7/15/2033 (b)	1,290,000	1,177,125
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,645,000	1,786,881
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	525,000	522,375
Group 1 Automotive, Inc., 8.25%, 8/15/2013	260,000	268,450
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	785,000	796,775
Hertz Corp.:
8.875%, 1/1/2014	1,225,000	1,277,062
10.5%, 1/1/2016 (b)	320,000	353,600
ION Media Networks, Inc., 144A, 11.606%**, 1/15/2013	515,000	533,025
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	1,810,000	1,712,712
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	955,000	992,006
Jarden Corp., 7.5%, 5/1/2017	435,000	429,563
Kabel Deutschland GmbH, 10.625%, 7/1/2014	190,000	208,050
Liberty Media LLC:
5.7%, 5/15/2013 (b)	95,000	89,292
8.25%, 2/1/2030	795,000	771,004
8.5%, 7/15/2029	765,000	763,983
Majestic Star Casino LLC, 9.5%, 10/15/2010	100,000	104,000
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	40,000	40,200
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	265,000	284,213
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	470,000	498,200
11.0%, 6/15/2012 (b)	145,000	147,900
MGM MIRAGE:
6.75%, 9/1/2012	215,000	205,325
8.375%, 2/1/2011 (b)	475,000	485,687
Michaels Stores, Inc., 144A, 10.0%, 11/1/2014 (b)	770,000	789,250
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	915,000	951,600
NCL Corp., 10.625%, 7/15/2014	190,000	183,350
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012 (b)	1,440,000	1,317,600
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015 (b)	610,000	582,550
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,310,000	1,303,450
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	545,000	569,525
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	3,698,000	3,845,920
PRIMEDIA, Inc., 8.875%, 5/15/2011	560,000	576,800
	Principal Amount ($)(a)	Value ($)

Quebecor World, Inc., 144A, 9.75%, 1/15/2015	435,000	440,438
Quiksilver, Inc., 6.875%, 4/15/2015	660,000	620,400
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	350,000	327,250
Sabre Holdings Corp., 8.35%, 3/15/2016	480,000	432,000
Sbarro, Inc., 10.375%, 2/1/2015 (b)	305,000	296,994
Seminole Hard Rock Entertainment, Inc., 144A, 7.86%**, 3/15/2014	610,000	614,575
Shingle Springs Tribal Gaming, 144A, 9.375%, 6/15/2015	425,000	428,719
Simmons Co.:
7.875%, 1/15/2014	170,000	169,150
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014 (b)	1,720,000	1,444,800
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	312,000	321,360
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	785,000	769,300
Six Flags, Inc., 9.75%, 4/15/2013	240,000	225,900
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	510,000	525,300
Station Casinos, Inc., 6.5%, 2/1/2014	700,000	619,500
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	2,657,000	2,510,865
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	550,000	556,875
Toys "R" Us, Inc., 7.375%, 10/15/2018	440,000	370,700
Travelport LLC:
9.875%, 9/1/2014	220,000	233,200
9.985%**, 9/1/2014	405,000	415,125
11.875%, 9/1/2016 (b)	220,000	242,825
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	1,140,000	1,131,450
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014 (b)	300,000	285,750
United Components, Inc., 9.375%, 6/15/2013	85,000	87,763
Unity Media GmbH, 144A, 10.375%, 2/15/2015 EUR	330,000	335,775
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK) (b)	1,875,000	1,851,562
Vitro, SAB de CV:
144A, 8.625%, 2/1/2012	350,000	355,250
144A, 9.125%, 2/1/2017	705,000	722,625
Series A, 11.75%, 11/1/2013	225,000	248,625
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	390,000	394,875
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	1,025,000	1,004,500
Young Broadcasting, Inc., 8.75%, 1/15/2014	2,495,000	2,357,775
		69,716,001
Consumer Staples 4.0%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	260,000	265,850
Cerveceria Nacional Dominicana, 144A, 8.0%, 3/27/2014	810,000	834,300
Constellation Brands, Inc., 144A, 7.25%, 5/15/2017	440,000	429,000
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	475,000	456,000
	Principal Amount ($)(a)	Value ($)

Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	198,383
9.0%, 4/15/2031	1,017,000	1,228,687
General Nutrition Center, 144A, 9.796%**, 3/15/2014 (PIK) (b)	615,000	593,475
Harry & David Holdings, Inc., 10.36%**, 3/1/2012	560,000	565,600
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,081,750	2,081,750
Pilgrim's Pride Corp., 7.625%, 5/1/2015	220,000	219,450
Rite Aid Corp.:
7.5%, 3/1/2017	875,000	844,375
144A, 9.5%, 6/15/2017	440,000	422,400
Smithfield Foods, Inc., 7.75%, 7/1/2017	600,000	600,000
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	250,000	333,287
Viskase Co., Inc., 11.5%, 6/15/2011	3,100,000	3,100,000
		12,172,557
Energy 8.4%
Belden & Blake Corp., 8.75%, 7/15/2012	2,365,000	2,424,125
Chaparral Energy, Inc., 8.5%, 12/1/2015	625,000	610,937
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	335,000	312,806
6.875%, 1/15/2016	1,640,000	1,603,100
7.75%, 1/15/2015 (b)	230,000	234,025
Cimarex Energy Co., 7.125%, 5/1/2017	425,000	414,375
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	785,000	792,850
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	1,160,000	1,006,300
Denbury Resources, Inc., 7.5%, 12/15/2015	170,000	169,575
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	200,000	196,500
144A, 7.75%, 6/1/2019	875,000	813,750
8.375%, 5/1/2016	980,000	957,950
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	340,000	337,450
Frontier Oil Corp., 6.625%, 10/1/2011	380,000	370,500
Mariner Energy, Inc., 8.0%, 5/15/2017	355,000	352,338
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	525,000	532,875
Peabody Energy Corp., 7.375%, 11/1/2016	350,000	357,000
Plains Exploration & Production Co., 7.0%, 3/15/2017	255,000	241,613
Quicksilver Resources, Inc., 7.125%, 4/1/2016	335,000	323,275
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	870,000	846,075
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	150,000	148,875
144A, 7.5%, 11/30/2016	1,470,000	1,462,650
Secunda International Ltd., 13.356%**, 9/1/2012	760,000	788,500
Seitel, Inc., 144A, 9.75%, 2/15/2014	875,000	866,250
	Principal Amount ($)(a)	Value ($)

Stone Energy Corp.:
6.75%, 12/15/2014	1,505,000	1,384,600
144A, 8.106%**, 7/15/2010	480,000	480,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	435,000	477,327
Tesoro Corp., 144A, 6.5%, 6/1/2017	700,000	684,250
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	345,000	320,850
Whiting Petroleum Corp.:
7.0%, 2/1/2014	520,000	488,800
7.25%, 5/1/2012	330,000	313,500
7.25%, 5/1/2013	170,000	161,500
Williams Companies, Inc.:
8.125%, 3/15/2012	1,415,000	1,501,669
8.75%, 3/15/2032	2,585,000	2,992,137
Williams Partners LP, 7.25%, 2/1/2017	435,000	437,175
		25,405,502
Financials 15.2%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	565,000	598,601
Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	1,300,000	1,293,500
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,370,000	1,267,250
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	260,000	260,000
CEVA Group PLC:
144A, 8.5%, 12/1/2014 EUR	410,000	535,492
144A, 10.0%, 12/1/2016 EUR	295,000	391,282
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,385,000	2,647,350
E*TRADE Financial Corp.:
7.375%, 9/15/2013	550,000	558,250
7.875%, 12/1/2015 (b)	410,000	426,913
8.0%, 6/15/2011	665,000	681,625
Ford Motor Credit Co. LLC:
7.25%, 10/25/2011	3,075,000	2,959,478
7.375%, 10/28/2009	3,365,000	3,340,287
7.8%, 6/1/2012	435,000	424,354
7.875%, 6/15/2010	1,860,000	1,859,643
GMAC LLC:
6.875%, 9/15/2011	7,450,000	7,328,222
8.0%, 11/1/2031 (b)	2,338,000	2,390,794
Hawker Beechcraft Acquisition Co. LLC:
144A, 8.5%, 4/1/2015	385,000	397,513
144A, 8.875%, 4/1/2015 (PIK) (b)	930,000	957,900
144A, 9.75%, 4/1/2017 (b)	655,000	684,475
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	350,000	343,000
Idearc, Inc., 8.0%, 11/15/2016	2,620,000	2,646,200
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	520,000	495,950
iPayment, Inc., 9.75%, 5/15/2014	475,000	475,000
K&F Acquisition, Inc., 7.75%, 11/15/2014	175,000	185,500
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	475,000	465,500
144A, 10.0%, 5/1/2015	605,000	589,875
	Principal Amount ($)(a)	Value ($)

Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	445,000	440,550
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	575,000	491,625
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	430,000	413,875
144A, 7.0%, 5/1/2017	430,000	413,875
Pinnacle Foods Finance LLC:
144A, 9.25%, 4/1/2015 (b)	350,000	337,750
144A, 10.625%, 4/1/2017 (b)	175,000	168,438
R.H. Donnelly, Inc., 10.875%, 12/15/2012	1,920,000	2,047,200
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	335,000	305,688
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	525,000	526,313
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	750,000	716,250
U.S.I. Holdings Corp.:
144A, 9.23%**, 11/15/2014	265,000	263,675
144A, 9.75%, 5/15/2015	355,000	353,225
UCI Holding Co., Inc., 144A, 12.36%, 12/15/2013 (PIK)	559,273	567,662
Universal City Development Partners, 11.75%, 4/1/2010	2,205,000	2,337,300
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	2,015,000	1,939,437
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	330,000	320,100
Series B, 9.75%, 2/15/2017 (b)	260,000	251,550
		46,098,467
Health Care 4.5%
Advanced Medical, 7.11%, 4/2/2014	260,000	259,189
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	265,000	250,425
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015 (e)	2,840,000	2,879,050
HCA, Inc.:
6.5%, 2/15/2016 (b)	900,000	761,625
144A, 9.125%, 11/15/2014	790,000	830,487
144A, 9.25%, 11/15/2016	1,380,000	1,469,700
HEALTHSOUTH Corp.:
10.75%, 6/15/2016 (b)	840,000	911,400
11.409%**, 6/15/2014 (b)	170,000	183,600
Iasis Healthcare LLC:
5.25%, 6/15/2014	380,000	387,600
8.75%, 6/15/2014	175,000	175,000
Omnicare, Inc., 6.125%, 6/1/2013	175,000	162,969
Psychiatric Solutions, Inc., 144A, 7.75%, 7/15/2015	435,000	430,106
PTS Acquisition Corp., 144A, 9.5%, 4/15/2015 (PIK)	345,000	338,963
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	435,000	452,400
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	515,000	512,425
Tenet Healthcare Corp., 9.25%, 2/1/2015	1,365,000	1,296,750
The Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	870,000	861,300
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	305,000	301,950
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,260,000	1,247,400
		13,712,339
	Principal Amount ($)(a)	Value ($)

Industrials 12.1%
Actuant Corp., 144A, 6.875%, 6/15/2017	350,000	346,500
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	610,000	615,337
Alion Science and Technology, 10.25%, 2/1/2015	350,000	361,375
Allied Security Escrow Corp., 11.375%, 7/15/2011	769,000	772,845
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	1,765,000	1,851,044
American Color Graphics, Inc., 10.0%, 6/15/2010	850,000	680,000
American Railcar Industries, Inc., 7.5%, 3/1/2014	435,000	432,825
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	705,000	717,337
144A, 8.856%**, 2/1/2015	605,000	614,075
Baldor Electric Co., 8.625%, 2/15/2017	435,000	460,013
Belden, Inc., 144A, 7.0%, 3/15/2017	435,000	428,475
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	365,000	346,750
144A, 6.75%, 5/1/2012	100,000	98,500
144A, 8.0%, 11/15/2014	190,000	196,650
Bristow Group, Inc., 144A, 7.5%, 9/15/2017 (b)	520,000	521,300
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,560,000	1,466,400
Building Materials Corp. of America, 7.75%, 8/1/2014 (b)	605,000	586,850
Cenveo Corp., 7.875%, 12/1/2013	1,102,000	1,079,960
Congoleum Corp., 8.625%, 8/1/2008*	1,200,000	1,098,000
DRS Technologies, Inc.:
6.625%, 2/1/2016	220,000	212,300
6.875%, 11/1/2013	680,000	659,600
7.625%, 2/1/2018 (b)	1,505,000	1,520,050
Education Management LLC, 8.75%, 6/1/2014	445,000	456,125
Esco Corp.:
144A, 8.625%, 12/15/2013	760,000	798,000
144A, 9.235%**, 12/15/2013	445,000	453,900
General Cable Corp.:
144A, 7.125%, 4/1/2017	520,000	514,800
144A, 7.725%**, 4/1/2015	525,000	525,000
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013 (b)	350,000	344,750
Harland Clarke Holdings Corp., 144A, 9.5%, 5/15/2015	435,000	417,600
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	340,000	350,200
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	1,660,000	1,411,000
8.875%, 4/1/2012 (b)	1,550,000	1,426,000
Kansas City Southern de Mexico:
144A, 7.375%, 6/1/2014	350,000	347,375
144A, 7.625%, 12/1/2013	1,185,000	1,182,037
9.375%, 5/1/2012	1,105,000	1,182,350
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	395,000	392,038
9.5%, 10/1/2008	2,810,000	2,908,350
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	805,000	857,325
	Principal Amount ($)(a)	Value ($)

Navios Maritime Holdings, Inc., 144A, 9.5%, 12/15/2014 (b)	700,000	742,000
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	265,000	276,925
Rail America, Inc., 7.6%, 10/2/2008	750,000	752,347
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	180,000	197,550
RBS Global, Inc. & Rexnord Corp., 9.5%, 8/1/2014	385,000	394,625
Riverdeep Bank, 11.55%, 12/15/2007	602,907	605,168
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017	355,000	335,475
Ship Finance International Ltd., 8.5%, 12/15/2013	430,000	442,900
Terex Corp., 7.375%, 1/15/2014	240,000	240,000
The Manitowoc Co., Inc., 7.125%, 11/1/2013	125,000	125,313
Titan International, Inc., 8.0%, 1/15/2012	1,310,000	1,346,025
TransDigm, Inc., 144A, 7.75%, 7/15/2014	260,000	262,600
Tribune Co., 7.86%, 5/24/2014 (e)	870,000	849,703
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	490,000	488,775
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	875,000	853,125
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	315,000	323,383
		36,868,950
Information Technology 3.7%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	435,000	415,425
L-3 Communications Corp.:
5.875%, 1/15/2015	1,480,000	1,372,700
Series B, 6.375%, 10/15/2015	730,000	689,850
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	1,870,000	1,626,900
MasTec, Inc., 144A, 7.625%, 2/1/2017	610,000	611,525
Sanmina-SCI Corp.:
144A, 8.11%**, 6/15/2010 (b)	360,000	360,900
8.125%, 3/1/2016 (b)	615,000	571,950
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	830,000	796,800
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	1,575,000	1,665,563
Unisys Corp., 7.875%, 4/1/2008	2,625,000	2,625,000
Vangent, Inc., 144A, 9.625%, 2/15/2015	350,000	353,901
		11,090,514
Materials 12.3%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	245,000	252,350
ARCO Chemical Co., 9.8%, 2/1/2020	4,305,000	4,670,925
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	885,000	659,325
Cascades, Inc., 7.25%, 2/15/2013	1,291,000	1,255,497
Chemtura Corp., 6.875%, 6/1/2016	845,000	798,525
	Principal Amount ($)(a)	Value ($)

Clondalkin Acquisition BV:
144A, 6.147%**, 12/15/2013 EUR	75,000	105,365
144A, 7.359%**, 12/15/2013	160,000	159,994
CPG International I, Inc.:
10.5%, 7/1/2013	1,235,000	1,265,875
12.117%**, 7/1/2012	280,000	287,000
Equistar Chemical Funding, 10.625%, 5/1/2011	603,000	634,657
Exopack Holding Corp., 11.25%, 2/1/2014	1,470,000	1,550,850
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	690,000	736,575
GEO Specialty Chemicals, Inc., 144A, 13.349%, 12/31/2009 (f)	3,044,000	2,499,885
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	305,000	292,800
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	435,000	426,300
Hexcel Corp., 6.75%, 2/1/2015	1,800,000	1,746,000
Hexion US Financial, 9.75%, 11/15/2014	350,000	362,250
Huntsman LLC, 11.625%, 10/15/2010	1,277,000	1,372,775
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	350,000	444,101
International Coal Group, Inc., 10.25%, 7/15/2014	595,000	615,081
Jefferson Smurfit Corp., 8.25%, 10/1/2012	220,000	218,350
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,190,000	1,017,450
Lyondell Chemical Co.:
6.875%, 6/15/2017	2,175,000	2,098,875
10.5%, 6/1/2013	295,000	318,600
MacDermid, Inc., 144A, 9.5%, 4/15/2017	435,000	437,175
Massey Energy Co.:
6.625%, 11/15/2010	610,000	600,850
6.875%, 12/15/2013 (b)	965,000	884,181
Metals USA Holding Corp.:
144A, 11.356%**, 1/15/2012 (PIK)	525,000	525,000
144A, 11.36%**, 7/1/2012 (PIK) (e)	565,000	519,800
Mueller Water Products, Inc., 144A, 7.375%, 6/1/2017	440,000	436,308
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	435,000	374,644
Momentive Performance Materials, Inc.:
144A, 9.75%, 12/1/2014	700,000	707,000
144A, 11.5%, 12/1/2016 (b)	260,000	262,600
Neenah Foundry Co., 9.5%, 1/1/2017	435,000	417,600
NewMarket Corp., 7.125%, 12/15/2016	1,045,000	1,011,037
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	525,000	714,114
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,962,795	29,442
Pliant Corp., 11.625%, 6/15/2009 (PIK)	11	12
	Principal Amount ($)(a)	Value ($)

Radnor Holdings Corp., 11.0%, 3/15/2010*	265,000	994
Rhodia SA, 144A, 6.718%**, 10/15/2013 EUR	525,000	713,972
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	865,000	839,050
8.375%, 7/1/2012	435,000	435,544
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	700,000	686,000
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	1,315,000	1,268,975
The Mosaic Co., 144A, 7.375%, 12/1/2014	785,000	792,850
TriMas Corp., 9.875%, 6/15/2012	923,000	948,382
Witco Corp., 6.875%, 2/1/2026	360,000	298,800
Wolverine Tube, Inc., 10.5%, 4/1/2009	770,000	768,075
		37,461,810
Telecommunication Services 9.1%
American Cellular Corp., Series B, 10.0%, 8/1/2011	108,000	113,130
BCM Ireland, (Preferred), 144A, 11.061%**, 2/15/2017 (PIK) EUR	453,367	609,350
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,700,000	1,593,750
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	1,035,000	1,110,037
10.125%, 6/15/2013	350,000	375,375
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,760,000	1,804,000
8.375%, 1/15/2014 (b)	465,000	469,650
Citizens Communications Co., 6.625%, 3/15/2015	605,000	574,750
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	1,310,000	1,352,575
Dobson Cellular Systems, 9.875%, 11/1/2012	685,000	738,087
Dobson Communications Corp., 8.875%, 10/1/2013	645,000	674,025
Embratel, Series B, 11.0%,12/15/2008	197,000	209,313
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	285,000	287,850
Insight Midwest LP, 9.75%, 10/1/2009	264,000	265,980
Intelsat Bermuda Ltd.:
8.872%**, 1/15/2015	100,000	102,125
9.25%, 6/15/2016	295,000	313,438
11.25%, 6/15/2016	895,000	1,002,400
Intelsat Corp., 9.0%, 6/15/2016	345,000	361,388
Intelsat Ltd., 5.25%, 11/1/2008	335,000	329,975
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	725,000	735,875
iPCS, Inc., 144A, 7.48%**, 5/1/2013	210,000	210,263
MetroPCS Wireless, Inc., 144A, 9.25%,11/1/2014 (b)	1,360,000	1,404,200
Millicom International Cellular SA, 10.0%, 12/1/2013	710,000	768,575
Mobifon Holdings BV, 12.5%, 7/31/2010	2,251,000	2,402,942
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	1,515,000	1,514,350
	Principal Amount ($)(a)	Value ($)

Nortel Networks Ltd.:
144A, 9.606%**, 7/15/2011	810,000	861,637
144A, 10.125%, 7/15/2013	820,000	879,450
144A, 10.75%, 7/15/2016	595,000	657,475
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014 (b)	270,000	261,117
Qwest Corp., 7.25%, 9/15/2025	150,000	149,625
Rural Cellular Corp., 9.875%, 2/1/2010	805,000	841,225
Stratos Global Corp., 9.875%, 2/15/2013	340,000	361,250
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	950,000	971,375
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,015,000	1,099,102
Virgin Media Finance PLC, 8.75%, 4/15/2014	1,500,000	1,545,000
West Corp., 9.5%, 10/15/2014	520,000	533,000
		27,483,659
Utilities 5.1%
AES Corp., 144A, 8.75%, 5/15/2013	2,840,000	2,996,200
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	2,445,000	2,603,925
CMS Energy Corp., 8.5%, 4/15/2011	1,070,000	1,138,072
Edison Mission Energy, 144A, 7.0%, 5/15/2017	790,000	744,575
Mirant Americas Generation LLC, 8.3%, 5/1/2011	365,000	376,863
Mirant North America LLC, 7.375%, 12/31/2013	310,000	316,975
NRG Energy, Inc.:
7.25%, 2/1/2014	1,560,000	1,563,900
7.375%, 2/1/2016	1,830,000	1,834,575
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	1,730,000	1,859,987
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	915,000	942,450
Sierra Pacific Resources:
6.75%, 8/15/2017	1,010,000	992,891
8.625%, 3/15/2014	200,000	214,662
		15,585,075
Total Corporate Bonds (Cost $299,624,835)		295,594,874

Government & Agency Obligations 0.3%
Sovereign Bonds
Republic of Argentina, 7.82%, 12/31/2033 (PIK) (Cost $870,404) EUR	735,237	916,637

Loan Participation 0.3%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.68%**, 6/4/2010	700,000	560,000
Sabre, Inc., LIBOR plus 2.25%, 7.681%**, 9/30/2014 (e)	440,000	435,415
Total Loan Participation (Cost $1,141,100)		995,415
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration 6/15/2009*	95	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration 9/30/2008*	1,350	0
Total Warrants (Cost $1)		0
	Units	Value ($)

Other Investments 0.7%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,100,000	968,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,735,000	1,179,800
Total Other Investments (Cost $2,297,982)		2,147,800
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	24,225	18,532
GEO Specialty Chemicals, Inc. 144A*	2,206	1,688
Total Common Stocks (Cost $290,953)		20,220

Preferred Stocks 0.0%
ION Media Networks, Inc. 14.25% (PIK) (Cost $9,006)	1	9,000

Convertible Preferred Stocks 0.1%
ION Media Networks, Inc:
144A, 9.75%, (PIK)	60	356,584
Series AI, 144A, 9.75% (PIK)	6	35,400
Total Convertible Preferred Stocks (Cost $455,025)		391,984

Securities Lending Collateral 11.7%
Daily Assets Fund Institutional, 5.36% (c) (d) (Cost $35,341,483)	35,341,483	35,341,483

Cash Equivalents 0.4%
Cash Management QP Trust, 5.34% (c) (Cost $1,103,430)	1,103,430	1,103,430
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $341,134,219)+	110.9	336,520,843
Other Assets and Liabilities, Net	(10.9)	(33,007,240)
Net Assets	100.0	303,513,603
+ The cost for federal income tax purposes was $341,321,936. At June 30, 2007, net unrealized depreciation for all securities based on tax cost was $4,801,093. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,337,931 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,139,024.
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,137,800	1,098,000
Grupo Iusacell SA de CV	10.0%	7/15/2004	285,000	USD	182,087	287,850
Oxford Automotive, Inc.	12.0%	10/15/2010	1,962,795	USD	1,623,259	29,442
Radnor Holdings Corp.	11.0%	3/15/2010	265,000	USD	242,395	994
					3,185,541	1,416,286
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of June 30, 2007.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $34,444,783 which is 11.3% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) When issue security.
(f) Security has deferred interest payment of $92,407 from March 31, 2006.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

As of June 30, 2007, the Portfolio had the following open forward foreign currency exchange contract:

Contract to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	3,981,000	USD	5,390,153	7/11/2007	(1,658)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $304,689,306) — including $34,444,783 of securities loaned	$ 300,075,930
Investment in Daily Assets Fund Institutional (cost $35,341,483)*	35,341,483
Investment in Cash Management QP Trust (cost $1,103,430)	1,103,430
Total investments in securities, at value (cost $341,134,219)	336,520,843
Cash	259,571
Foreign currency, at value (cost $1,310)	1,322
Receivable for investments sold	2,327,248
Interest receivable	6,260,153
Foreign taxes recoverable	6,328
Receivable for Portfolio shares sold	2,983
Other assets	9,335
Total assets	345,387,783
Liabilities
Payable for investments purchased	950,943
Payable for when-issued securities	5,045,306
Payable upon return of securities loaned	35,341,483
Payable for Portfolio shares redeemed	163,779
Accrued management fee	156,483
Unrealized depreciation on forward foreign currency exchange contracts	1,658
Other accrued expenses and payables	214,528
Total liabilities	41,874,180
Net assets, at value	$ 303,513,603
Net Assets
Net assets consist of: Undistributed net investment income	13,419,761
Net unrealized appreciation (depreciation) on: Investments	(4,613,376)
Foreign currency related transactions	161
Accumulated net realized gain (loss)	(113,935,088)
Paid-in capital	408,642,145
Net assets, at value	$ 303,513,603
Class A Net Asset Value, offering and redemption price per share ($291,512,465 ÷ 36,591,934 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.97
Class B Net Asset Value, offering and redemption price per share ($12,001,138 ÷ 1,503,604 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.98
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Interest (net of foreign taxes withheld of $733)	$ 14,950,456
Dividends	783
Interest — Cash Management QP Trust	105,519
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	42,768
Total Income	15,099,526
Expenses: Management fee	1,057,123
Custodian fee	11,078
Distribution service fee (Class B)	49,735
Record keeping fees (Class B)	26,861
Auditing	29,086
Legal	15,917
Trustees' fees and expenses	15,868
Reports to shareholders	31,446
Other	85,251
Total expenses before expense reductions	1,322,365
Expense reductions	(2,634)
Total expenses after expense reductions	1,319,731
Net investment income	13,779,795
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,063,046
Credit default swaps	162,385
Foreign currency related transactions	(148,953)
2,076,478
Net unrealized appreciation (depreciation) during the period on: Investments	(4,399,843)
Credit default swaps	(103,778)
Foreign currency related transactions	46,963
(4,456,658)
Net gain (loss) on investment transactions	(2,380,180)
Net increase (decrease) in net assets resulting from operations	$ 11,399,615

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income	$ 13,779,795	$ 29,073,209
Net realized gain (loss) on investment transactions	2,076,478	(4,241,151)
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,456,658)	12,833,965
Net increase (decrease) in net assets resulting from operations	11,399,615	37,666,023
Distributions to shareholders from: Net investment income: Class A	(24,698,902)	(26,233,542)
Class B	(3,765,571)	(4,096,501)
Portfolio share transactions: Class A Proceeds from shares sold	12,060,738	42,074,123
Reinvestment of distributions	24,698,902	26,233,542
Cost of shares redeemed	(51,640,084)	(96,640,530)
Net increase (decrease) in net assets from Class A share transactions	(14,880,444)	(28,332,865)
Class B Proceeds from shares sold	1,919,138	8,449,167
Reinvestment of distributions	3,765,571	4,096,501
Cost of shares redeemed	(45,040,894)	(15,970,978)
Net increase (decrease) in net assets from Class B share transactions	(39,356,185)	(3,425,310)
Increase (decrease) in net assets	(71,301,487)	(24,422,195)
Net assets at beginning of period	374,815,090	399,237,285
Net assets at end of period (including undistributed net investment income of $13,419,761 and $28,104,439, respectively)	$ 303,513,603	$ 374,815,090
Other Information
Class A Shares outstanding at beginning of period	38,357,993	41,769,600
Shares sold	1,448,019	5,241,451
Shares issued to shareholders in reinvestment of distributions	3,110,693	3,376,260
Shares redeemed	(6,324,771)	(12,029,318)
Net increase (decrease) in Class A shares	(1,766,059)	(3,411,607)
Shares outstanding at end of period	36,591,934	38,357,993
Class B Shares outstanding at beginning of period	6,354,214	6,770,189
Shares sold	227,033	1,037,633
Shares issued to shareholders in reinvestment of distributions	473,062	525,192
Shares redeemed	(5,550,705)	(1,978,800)
Net increase (decrease) in Class B shares	(4,850,610)	(415,975)
Shares outstanding at end of period	1,503,604	6,354,214

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 8.23	$ 8.78	$ 8.43	$ 7.40	$ 8.13
Income (loss) from investment operations: Net investment income[b]	.32	.62	.68	.67	.67	.75
Net realized and unrealized gain (loss) on investment transactions	(.07)	.19	(.38)	.31	1.03	(.74)
Total from investment operations	.25	.81	.30	.98	1.70	.01
Less distributions from: Net investment income	(.66)	(.66)	(.85)	(.63)	(.67)	(.74)
Net asset value, end of period	$ 7.97	$ 8.38	$ 8.23	$ 8.78	$ 8.43	$ 7.40
Total Return (%)	3.03**	10.47	3.89	12.42	24.62	(.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	292	322	344	393	413	329
Ratio of expenses (%)	.69*	.71	.70	.66	.67	.66
Ratio of net investment income (%)	7.76*	7.73	8.27	8.11	8.62	10.07
Portfolio turnover rate (%)	42**	93	100	162	165	138
[a] For the six months ended June 30, 2007 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.38	$ 8.22	$ 8.77	$ 8.41	$ 7.39	$ 7.21
Income (loss) from investment operations: Net investment income[c]	.31	.59	.65	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	(.08)	.20	(.39)	.32	1.03	(.13)
Total from investment operations	.23	.79	.26	.96	1.67	.18
Less distributions from: Net investment income	(.63)	(.63)	(.81)	(.60)	(.65)	—
Net asset value, end of period	$ 7.98	$ 8.38	$ 8.22	$ 8.77	$ 8.41	$ 7.39
Total Return (%)	2.73**	10.11	3.41	12.08	24.14	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	53	56	57	37	1
Ratio of expenses (%)	1.08*	1.11	1.10	1.06	1.06	.92*
Ratio of net investment income (loss) (%)	7.37*	7.34	7.87	7.71	8.23	8.78*
Portfolio turnover rate (%)	42**	93	100	162	165	138
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,109.30	$ 1,107.00
Expenses Paid per $1,000*	$ 4.86	$ 6.79
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.18	$ 1,018.35
Expenses Paid per $1,000*	$ 4.66	$ 6.51
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	.93%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS International Select Equity VIP

During the first half of 2007, international equities — as measured by the US dollar return of the Portfolio's benchmark, the MSCI EAFE® + EMF Index — gained 12.19%. The Class A shares (unadjusted for contract charges) of the Portfolio trailed the return of the index.

It is important to note that the Portfolio's industry and sector weightings are the not the result of top-down positioning, but rather our individual stock selection. With this in mind, the Portfolio's performance was boosted by an overweight in Germany, which outperformed the broader global markets, as well as an underweight in Japan, which lagged.1 On a sector basis, performance was helped by an overweight in the industrials sector. Our stock selection was also strong in this group, led by a position in AMEC PLC, a UK-based energy and commodities company. Telecommunications services was another positive sector for the Portfolio. The top contributor here was Millicom International Cellular SA,* a wireless provider in Latin America and Africa. The third-best sector in terms of stock selection was utilities, where performance was helped by a rally in the German utility E.ON AG. Among the largest detractors were Banca Italease,* an Italian leasing and asset securitization company, and two consumer staples stocks that failed to keep pace with the rising market: Japan Tobacco, Inc. and the Canadian stock Shoppers Drug Mart Corp.

Despite rising investor risk aversion late in the period, we believe the fundamental underpinnings of the global markets remain firm. We continue to find fast-growing, reasonably valued companies in Europe and Asia ex-Japan, as well as in small- and mid-cap companies that are not as heavily followed by the global research community.

Matthias Knerr, CFA

Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of June 30, 2007, the positions were sold.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	98%	94%
Preferred Stocks	2%	3%
Cash Equivalents	—	3%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	6/30/07	12/31/06

Continental Europe	53%	56%
United Kingdom	19%	15%
Japan	18%	20%
Asia (excluding Japan)	5%	3%
Canada	3%	—
Latin America	2%	6%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/07	12/31/06

Financials	29%	30%
Consumer Discretionary	16%	17%
Industrials	14%	9%
Consumer Staples	8%	5%
Information Technology	7%	8%
Health Care	7%	12%
Energy	7%	6%
Materials	6%	5%
Telecommunications Services	5%	6%
Utilities	1%	2%
	100%	100%

Asset allocation, geographical and sector diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 185. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS International Select Equity VIP

	Shares	Value ($)

Common Stocks 98.4%
Australia 1.3%
Leighton Holdings Ltd. (Cost $2,821,954)	94,800	3,296,456
Austria 1.4%
Erste Bank der oesterreichischen Sparkassen AG (Cost $2,685,016)	44,900	3,505,256
Belgium 3.9%
KBC Groep NV (Cost $8,860,174)	71,400	9,575,960
Canada 2.6%
Shoppers Drug Mart Corp. (Cost $5,984,191)	140,200	6,493,751
China 0.0%
China High Speed Transmission Equipment Group Co., Ltd.* (Cost $8,238)	9,000	10,014
Finland 1.8%
Nokian Renkaat Oyj (Cost $1,694,909)	127,400	4,457,621
France 2.6%
Total SA	59,012	4,790,388
Vallourec SA (a)	4,669	1,492,127
(Cost $2,799,525)		6,282,515
Germany 14.4%
Bayer AG	73,111	5,538,685
Compugroup Holding AG*	52,025	1,158,528
E.ON AG	21,338	3,585,412
Fresenius Medical Care AG & Co.	81,600	3,766,419
GEA Group AG*	116,599	4,057,216
Gerresheimer AG*	91,730	4,717,772
Hypo Real Estate Holding AG	73,839	4,782,911
Merck KGaA	27,498	3,782,423
Siemens AG (Registered)	29,000	4,172,155
(Cost $24,118,991)		35,561,521
Greece 2.0%
National Bank of Greece SA (Cost $3,417,821)	87,000	4,983,966
Hong Kong 2.9%
China Mobile Ltd.	304,000	3,281,198
Esprit Holdings Ltd.	301,000	3,832,003
(Cost $6,410,700)		7,113,201
Italy 3.2%
UniCredito Italiano SpA (Cost $7,204,272)	893,900	7,963,380
Japan 17.6%
Canon, Inc. (a)	171,500	10,064,214
Japan Tobacco, Inc.	1,502	7,407,126
Komatsu Ltd.	115,000	3,330,853
Mitsui Fudosan Co., Ltd.	159,000	4,461,896
Mizuho Financial Group, Inc.	477	3,293,580
ORIX Corp.	19,000	4,990,622
Sumitomo Corp.	97,000	1,763,391
Suzuki Motor Corp.	162,000	4,601,728
	Shares	Value ($)

Yamaha Motor Co., Ltd.	124,800	3,612,827
(Cost $35,104,161)		43,526,237
Kazakhstan 0.7%
KazMunaiGas Exploration Production (GDR) 144A (Cost $1,262,735)	81,700	1,784,328
Korea 1.2%
Samsung Electronics Co., Ltd. (GDR) 144A (Cost $1,976,411)	9,290	2,875,255
Mexico 1.8%
Grupo Financiero Banorte SAB de CV "O" (Cost $3,801,587)	984,600	4,509,465
Netherlands 1.3%
Akzo Nobel NV (Cost $3,002,821)	38,400	3,313,078
New Zealand 0.6%
Fletcher Building Ltd. (Cost $1,244,063)	162,200	1,543,357
Norway 1.8%
Statoil ASA (Cost $3,943,396)	145,500	4,503,220
Pakistan 0.5%
MCB Bank Ltd. (GDR) 144A (Cost $698,394)	45,788	1,098,912
Russia 3.9%
Gazprom (REG S) (ADR)	146,350	6,063,999
VTB Bank (GDR) 144A*	324,350	3,561,363
(Cost $9,141,599)		9,625,362
Spain 4.2%
Industria de Diseno Textil SA	35,900	2,117,632
Obrascon Huarte Lain SA	37,179	1,673,833
Telefonica SA	295,777	6,574,665
(Cost $9,149,749)		10,366,130
Sweden 3.9%
Rezidor Hotel Group AB	475,500	4,149,811
Tele2 AB "B"	136,800	2,232,330
Telefonaktiebolaget LM Ericsson "B"	839,800	3,350,012
(Cost $8,162,773)		9,732,153
Switzerland 5.8%
Compagnie Financiere Richemont SA "A" (Unit)	65,282	3,899,861
Lonza Group AG (Registered)	39,186	3,596,481
Nestle SA (Registered)	4,952	1,880,785
Roche Holding AG (Genusschein)	28,515	5,058,373
(Cost $10,743,069)		14,435,500
United Arab Emirates 0.4%
Emaar Properties (Cost $1,050,040)	314,496	1,014,655
United Kingdom 18.6%
3i Group PLC	339,299	7,891,347
AMEC PLC	846,227	9,929,304
Aviva PLC	218,783	3,249,030
Capita Group PLC	255,326	3,700,455
Greene King PLC	206,520	4,010,322
Prudential PLC	178,731	2,545,255
Serco Group PLC	253,484	2,287,505
	Shares	Value ($)

Standard Chartered PLC	144,965	4,729,883
Tesco PLC	389,435	3,260,075
Whitbread PLC	124,534	4,399,134
(Cost $39,654,338)		46,002,310
Total Common Stocks (Cost $194,940,927)		243,573,603

Preferred Stocks 1.7%
Germany
Porsche AG (Cost $2,219,082)	2,392	4,258,425

	Shares	Value ($)

Securities Lending Collateral 5.1%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $12,549,375)	12,549,375	12,549,375

Cash Equivalents 0.7%
Cash Management QP Trust, 5.34% (b) (Cost $1,753,840)	1,753,840	1,753,840
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $211,463,224)+	105.9	262,135,243
Other Assets and Liabilities, Net (a)	(5.9)	(14,691,844)
Net Assets	100.0	247,443,399
* Non-income producing security.
+ The cost for federal income tax purposes was $218,140,177. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $43,995,066. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,500,028 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,504,962.
(a) All or a portion of these securities were on loan amounting to $10,435,288. In addition, included in other assets and liabilities, net are pending sales, amounting to $1,510,808, that are also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $11,946,096 which is 4.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $197,160,009) — including $10,435,288 of securities loaned	$ 247,832,028
Investment in Daily Assets Fund Institutional (cost $12,549,375)*	12,549,375
Investment in Cash Management QP Trust (cost $1,753,840)	1,753,840
Total investments in securities, at value (cost $211,463,224)	262,135,243
Cash	206
Foreign currency, at value (cost $8,300)	8,460
Receivable for investments sold	1,765,425
Dividends receivable	544,645
Interest receivable	22,229
Foreign taxes recoverable	138,021
Other assets	5,027
Total assets	264,619,256
Liabilities
Payable for investments purchased	2,395,933
Payable for Portfolio shares redeemed	1,939,349
Payable upon return of securities loaned	12,549,375
Accrued management fee	163,982
Other accrued expenses and payables	127,218
Total liabilities	17,175,857
Net assets, at value	$ 247,443,399
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(3,894,204)
Net unrealized appreciation (depreciation) on: Investments	50,672,019
Foreign currency related transactions	24,518
Accumulated net realized gain (loss)	39,734,774
Paid-in capital	160,906,292
Net assets, at value	$ 247,443,399
Class A Net Asset Value, offering and redemption price per share ($232,679,239 ÷ 14,603,548 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.93
Class B Net Asset Value, offering and redemption price per share ($14,764,160 ÷ 927,626 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.92
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $418,468)	$ 3,733,558
Interest	12,418
Interest — Cash Management QP Trust	106,242
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	201,547
Total Income	4,053,765
Expenses: Management fee	1,062,092
Custodian fee	111,835
Distribution service fee (Class B)	68,315
Record keeping fees (Class B)	34,181
Auditing	29,200
Legal	7,971
Trustees' fees and expenses	10,500
Reports to shareholders	70,209
Other	26,619
Total expenses before expense reductions	1,420,922
Expense reductions	(2,348)
Total expenses after expense reductions	1,418,574
Net investment income (loss)	2,635,191
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	40,197,841
Foreign currency related transactions	(107,539)
Net increase from payments by affiliates and net losses realized on trades executed incorrectly	—
40,090,302
Net unrealized appreciation (depreciation) during the period on: Investments	(11,983,215)
Foreign currency related transactions	6,610
(11,976,605)
Net gain (loss) on investment transactions	28,113,697
Net increase (decrease) in net assets resulting from operations	$ 30,748,888

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 2,635,191	$ 4,337,404
Net realized gain (loss) on investment transactions	40,090,302	51,728,515
Net unrealized appreciation (depreciation) during the period on investment transactions	(11,976,605)	6,810,936
Net increase (decrease) in net assets resulting from operations	30,748,888	62,876,855
Distributions to shareholders from: Net investment income: Class A	(6,153,181)	(4,319,400)
Class B	(1,706,211)	(1,106,261)
Net realized gains: Class A	(21,172,091)	—
Class B	(6,853,490)	—
Portfolio share transactions: Class A Proceeds from shares sold	13,286,506	19,462,653
Reinvestment of distributions	27,325,272	4,319,400
Cost of shares redeemed	(27,001,036)	(40,279,711)
Net increase (decrease) in net assets from Class A share transactions	13,610,742	(16,497,658)
Class B Proceeds from shares sold	2,628,500	6,691,885
Reinvestment of distributions	8,559,701	1,106,261
Cost of shares redeemed	(67,670,657)	(11,527,517)
Net increase (decrease) in net assets from Class B share transactions	(56,482,456)	(3,729,371)
Increase (decrease) in net assets	(48,007,799)	37,224,165
Net assets at beginning of period	295,451,198	258,227,033
Net assets at end of period (including accumulated distributions in excess of net investment income of $3,894,204 and undistributed net investment income of $1,329,997, respectively)	$ 247,443,399	$ 295,451,198
Other Information
Class A Shares outstanding at beginning of period	13,653,834	14,778,650
Shares sold	810,359	1,353,025
Shares issued to shareholders in reinvestment of distributions	1,820,471	298,301
Shares redeemed	(1,681,116)	(2,776,142)
Net increase (decrease) in Class A shares	949,714	(1,124,816)
Shares outstanding at end of period	14,603,548	13,653,834
Class B Shares outstanding at beginning of period	4,475,081	4,725,198
Shares sold	162,029	460,794
Shares issued to shareholders in reinvestment of distributions	570,267	76,399
Shares redeemed	(4,279,751)	(787,310)
Net increase (decrease) in Class B shares	(3,547,455)	(250,117)
Shares outstanding at end of period	927,626	4,475,081

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 16.31	$ 13.25	$ 11.91	$ 10.18	$ 7.96	$ 9.24
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.24[c]	.20	.17	.10	.12
Net realized and unrealized gain (loss) on investment transactions	1.50	3.11	1.48	1.67	2.23	(1.36)
Total from investment operations	1.66	3.35	1.68	1.84	2.33	(1.24)
Less distributions from: Net investment income	(.46)	(.29)	(.34)	(.11)	(.11)	(.04)
Net realized gain on investment transactions	(1.58)	—	—	—	—	—
Total distributions	(2.04)	(.29)	(.34)	(.11)	(.11)	(.04)
Net asset value, end of period	$ 15.93	$ 16.31	$ 13.25	$ 11.91	$ 10.18	$ 7.96
Total Return (%)	10.93**	25.56	14.51	18.25	29.83	(13.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233	223	196	184	147	120
Ratio of expenses (%)	.93*	.88	.87	.89	.94	.85
Ratio of net investment income (%)	.96[d]	1.65[c]	1.59	1.58	1.17	1.46
Portfolio turnover rate (%)	51**	122	93	88	139	190
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
[d] The ratio for the six months ended June 30, 2007 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.26	$ 13.21	$ 11.88	$ 10.15	$ 7.94	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.19[d]	.15	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.51	3.09	1.47	1.67	2.24	(1.06)
Total from investment operations	1.63	3.28	1.62	1.80	2.30	(1.04)
Less distributions from: Net investment income	(.39)	(.23)	(.29)	(.07)	(.09)	—
Net realized gain on investment transactions	(1.58)	—	—	—	—	—
Total distributions	(1.97)	(.23)	(.29)	(.07)	(.09)	—
Net asset value, end of period	$ 15.92	$ 16.26	$ 13.21	$ 11.88	$ 10.15	$ 7.94
Total Return (%)	10.70**	25.06	14.00	17.84	29.42	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	73	62	47	18.4
Ratio of expenses (%)	1.30*	1.26	1.26	1.28	1.33	1.11*
Ratio of net investment income (%)	.77[e]	1.27[d]	1.20	1.19	.78	.54*
Portfolio turnover rate (%)	51**	122	93	88	139	190
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.15 per share and 1.01% of average daily net assets, respectively.
[e] The ratio for the six months ended June 30, 2007 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,057.50	$ 1,056.30
Expenses Paid per $1,000*	$ 4.64	$ 6.63
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.28	$ 1,018.35
Expenses Paid per $1,000*	$ 4.56	$ 6.51
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth & Income VIP	.91%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Janus Growth & Income VIP

For the six months ended June 30, 2007, the Portfolio's Class A shares (unadjusted for contract charges) underperformed its benchmark, the Russell 1000® Growth Index, which returned 8.13%.

The Portfolio's holding in Advanced Micro Devices, Inc. (AMD) was the largest detractor, with shares declining almost 30% in the period. However, later this year, AMD plans to introduce new architecture, which should refresh its product portfolio for the server, desktop and mobile markets. Although management reduced the position in AMD to reflect current challenges, we still believe that the microprocessor industry is moving to a duopoly structure where AMD may be able to capture 20% to 30% share in every major segment of the market.

The holding in Rackable Systems, Inc. was another large detractor, with shares declining almost 60% in the period. Rackable is a leading provider of server and storage systems for large data center deployments. In recent quarters, the company reported lower-than-expected gross margins due to increased competition from IBM, Dell and Hewlett-Packard. The vulnerability to price pressure invalidated management's thesis in the value proposition of the company's product offering, and we sold the entire position in the stock.

A significant contributor was EnCana Corp., the second-largest natural gas producer in North America, and the company also holds a leading position in the Canadian oil sands. During the period, Valero Energy Corp. was a top-five contributor to the Portfolio, with shares gaining almost 45%.

Another contributor was EMC Corp., the leading provider of information storage systems. Over the past six months, EMC shares significantly outperformed the market due to improving storage demand as well as the company's announcement that it will offer 10% of VMware in an initial public offering. The Portfolio is holding a position in EMC, because management believes that the VMware IPO may result in continued multiple expansion of EMC.

Management remains committed to fundamental research and a bottom-up stock-picking process.

Thank you for your continued investment.

Minyoung Sohn
Portfolio Manager

Janus Capital Management LLC, Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	93%	98%
Other	6%	—
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/07	12/31/06

Information Technology	25%	25%
Financials	17%	12%
Energy	15%	18%
Consumer Discretionary	14%	17%
Industrials	11%	9%
Health Care	9%	11%
Consumer Staples	7%	8%
Materials	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 196. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Janus Growth & Income VIP

	Shares	Value ($)

Common Stocks 94.1%
Consumer Discretionary 13.7%
Hotels Restaurants & Leisure 0.8%
Melco PBL Entertainment (Macau) Ltd. (ADR)* (a)	118,080	1,483,085
Household Durables 0.4%
NVR, Inc.* (a)	1,280	870,080
Media 7.4%
British Sky Broadcasting Group PLC	349,236	4,475,881
Clear Channel Outdoor Holdings, Inc. "A"* (a)	15,620	442,671
Lamar Advertising Co. "A" (a)	38,450	2,413,122
Marvel Entertainment, Inc.* (a)	110,882	2,825,273
News Corp. "B" (a)	64,925	1,489,379
XM Satellite Radio Holdings, Inc. "A"* (a)	195,375	2,299,564
		13,945,890
Multiline Retail 1.7%
J.C. Penney Co., Inc.	12,515	905,836
Nordstrom, Inc. (a)	43,895	2,243,912
		3,149,748
Specialty Retail 3.4%
Best Buy Co., Inc.	44,640	2,083,349
PETsMART, Inc. (a)	57,680	1,871,716
Tiffany & Co.	45,890	2,434,923
		6,389,988
Consumer Staples 7.0%
Food & Staples Retailing 3.7%
CVS Caremark Corp.	152,515	5,559,172
Whole Foods Market, Inc. (a)	39,065	1,496,189
		7,055,361
Household Products 2.3%
Procter & Gamble Co.	70,885	4,337,453
Tobacco 1.0%
Altria Group, Inc.	26,035	1,826,095
Energy 15.3%
Energy Equipment & Services 1.4%
Halliburton Co.	75,260	2,596,470
Oil, Gas & Consumable Fuels 13.9%
Apache Corp.	16,010	1,306,256
EnCana Corp.	82,928	5,095,926
EOG Resources, Inc. (a)	18,580	1,357,455
ExxonMobil Corp.	57,350	4,810,518
Hess Corp.	74,819	4,411,328
Peabody Energy Corp. (a)	20,270	980,663
Suncor Energy, Inc.	49,938	4,498,522
Valero Energy Corp.	50,705	3,745,071
		26,205,739
Financials 12.2%
Capital Markets 1.5%
E*TRADE Financial Corp.*	32,025	707,432
UBS AG (Registered)	36,765	2,206,268
		2,913,700
	Shares	Value ($)

Commercial Banks 2.8%
Commerce Bancorp, Inc. (a)	63,715	2,356,818
US Bancorp.	88,042	2,900,984
		5,257,802
Diversified Financial Services 4.7%
Citigroup, Inc.	71,753	3,680,211
JPMorgan Chase & Co.	89,230	4,323,194
The Blackstone Group LP (Limited Partnership)* (a)	28,270	827,462
		8,830,867
Insurance 0.7%
American International Group, Inc.	18,755	1,313,412
Thrifts & Mortgage Finance 2.5%
Fannie Mae	71,945	4,700,167
Health Care 8.3%
Biotechnology 0.8%
Amylin Pharmaceuticals, Inc.* (a)	1,230	50,627
Genentech, Inc.*	19,795	1,497,689
		1,548,316
Health Care Equipment & Supplies 1.9%
Align Technology, Inc.* (a)	94,040	2,272,007
Nobel Biocare Holding AG (Bearer)	4,175	1,363,235
		3,635,242
Health Care Providers & Services 2.8%
Coventry Health Care, Inc.*	45,875	2,644,694
Express Scripts, Inc.*	52,390	2,620,024
		5,264,718
Pharmaceuticals 2.8%
Roche Holding AG (Genusschein)	20,276	3,596,829
Sanofi-Aventis (a)	21,037	1,698,709
		5,295,538
Industrials 10.5%
Aerospace & Defense 2.5%
Boeing Co.	27,225	2,617,956
Empresa Brasiliera de Aeronautica SA (ADR)	43,073	2,076,549
		4,694,505
Air Freight & Logistics 1.0%
United Parcel Service, Inc. "B"	24,715	1,804,195
Commercial Services & Supplies 0.6%
Corporate Executive Board Co. (a)	10,190	661,433
Waste Management, Inc.	13,710	535,375
		1,196,808
Electrical Equipment 2.9%
Rockwell Automation, Inc.	35,740	2,481,785
Suntech Power Holdings Co., Ltd. (ADR)* (a)	82,042	2,992,072
		5,473,857
Industrial Conglomerates 2.9%
General Electric Co.	143,880	5,507,727
Machinery 0.6%
Caterpillar, Inc.	15,005	1,174,892
	Shares	Value ($)

Information Technology 25.3%
Communications Equipment 3.0%
Corning, Inc.*	35,615	909,963
Nokia Oyj (ADR)	93,778	2,636,100
QUALCOMM, Inc.	46,885	2,034,340
		5,580,403
Computers & Peripherals 4.5%
Dell, Inc.*	108,090	3,085,970
EMC Corp.*	301,145	5,450,724
		8,536,694
Internet Software & Services 5.0%
eBay, Inc.*	83,640	2,691,535
Google, Inc. "A"*	5,460	2,857,655
Yahoo!, Inc.*	141,440	3,837,267
		9,386,457
IT Services 2.2%
Infosys Technologies Ltd. (ADR)	32,809	1,652,917
Satyam Computer Services, Ltd. (ADR) (a)	32,809	812,351
Western Union Co.	78,885	1,643,175
		4,108,443
Semiconductors & Semiconductor Equipment 8.5%
Advanced Micro Devices, Inc.* (a)	267,395	3,823,748
NVIDIA Corp.*	87,129	3,599,299
Samsung Electronics Co., Ltd. (GDR), 144A	11,779	3,645,601
Spansion, Inc. "A"* (a)	179,860	1,996,446
Texas Instruments, Inc.	81,505	3,067,033
		16,132,127
Software 2.1%
Electronic Arts, Inc.*	47,260	2,236,343
Red Hat, Inc.* (a)	78,145	1,741,071
		3,977,414
Materials 1.5%
Metals & Mining 0.5%
Barrick Gold Corp.	36,710	1,067,160
Paper & Forest Products 1.0%
Weyerhaeuser Co.	23,500	1,854,855
Telecommunication Services 0.3%
Wireless Telecommunication Services
American Tower Corp. "A"*	12,475	523,950
Total Common Stocks (Cost $133,227,602)		177,639,158
	Shares	Value ($)

Equity Linked Structured Notes 5.0%
Financials 5.0%
Capital Markets 4.0%
Merrill Lynch International: Convertible, Celgene Corp., 144A, 6.97%	32,322	1,839,445
Convertible, Peabody Energy Corp., 144A, 10.5%	42,872	1,963,966
Morgan Stanley: Convertible, Altria Group, Inc., 144A, 8.07%	52,790	1,744,974
Convertible, Google, Inc., 144A, 7.15%	3,734	1,934,511
		7,482,896
Diversified 1.0%
Allegro Investment Corp. SA, Convertible, Corning, Inc., 144A, 10.4%	82,125	2,009,270
Total Equity Linked Structured Notes (Cost $9,132,859)		9,492,166
	Principal Amount ($)	Value ($)

Corporate Bonds 0.8%
Financials
Diversified
Natixis Financial Products, Inc., 144A, 9.05%, 11/20/2007 (Cost $1,585,676)	1,585,676	1,476,351
	Shares	Value ($)

Securities Lending Collateral 16.2%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $30,490,383)	30,490,383	30,490,383

Cash Equivalents 0.5%
Cash Management QP Trust, 5.34% (b) (Cost $887,037)	887,037	887,037
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $175,323,557)+	116.6	219,985,095
Other Assets and Liabilities, Net	(16.6)	(31,259,889)
Net Assets	100.0	188,725,206
* Non-income producing security.
+ The cost for federal income tax purposes was $175,584,382. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $44,400,713. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,976,637 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,575,924.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $29,848,509 which is 15.8% of net assets.
(b) Affiliated Fund is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

As of June 30, 2007, the Portfolio had the following open foreign forward currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CHF	925,000	USD	763,208	8/15/2007	3,288
CHF	1,355,000	USD	1,126,089	11/29/2007	4,827
Total net unrealized appreciation					8,115
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	1,115,000	USD	1,511,750	11/29/2007	(4,208)
EUR	200,000	USD	266,333	10/17/2007	(5,286)
Total net unrealized depreciation					(9,494)
Currency Abbreviations
CHF Swiss Franc EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $143,946,137) — including $29,848,509 of securities loaned	$ 188,607,675
Investments in Daily Asset Fund Institutional, (cost $30,490,383)*	30,490,383
Investment in Cash Management QP Trust (cost $887,037)	887,037
Total investments in securities, at value (cost $175,323,557)	219,985,095
Cash	33,714
Foreign currency, at value (cost $182,437)	184,060
Dividends receivable	89,214
Interest receivable	27,128
Foreign taxes recoverable	3,461
Unrealized appreciation on forward foreign currency exchange contracts	8,115
Other assets	5,362
Total assets	220,336,149
Liabilities
Payable for investments purchased	658,324
Payable upon return of securities loaned	30,490,383
Payable for Portfolio shares redeemed	258,925
Unrealized depreciation on forward foreign currency exchange contracts	9,494
Accrued management fee	109,861
Other accrued expenses and payables	83,956
Total liabilities	31,610,943
Net assets, at value	$ 188,725,206
Net Assets
Net assets consist of: Undistributed net investment income	787,222
Net unrealized appreciation (depreciation) on: Investments	44,661,538
Foreign currency related transactions	290
Accumulated net realized gain (loss)	(1,814,009)
Paid-in capital	145,090,165
Net assets, at value	$ 188,725,206
Class A Net Asset Value, offering and redemption price per share ($183,562,282 ÷ 14,663,157 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.52
Class B Net Asset Value, offering and redemption price per share ($5,162,924 ÷ 414,403 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.46
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $58,229)	1,648,502
Interest — Cash Management QP Trust	40,625
Interest (net of foreign taxes withheld of $25)	$ 16,029
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,576
Total Income	1,736,732
Expenses: Management fee	784,186
Custodian and accounting fees	48,200
Distribution service fee (Class B)	28,502
Record keeping fees (Class B)	15,844
Auditing	22,974
Legal	7,618
Trustees' fees and expenses	10,615
Reports to shareholders	52,543
Other	22,365
Total expenses before expense reductions	992,847
Expense reductions	(2,275)
Total expenses after expense reductions	990,572
Net investment income (loss)	746,160
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	14,173,098
Foreign currency related transactions	(71,549)
14,101,549
Net unrealized appreciation (depreciation) during the period on: Investments	(3,153,400)
Foreign currency related transactions	71,673
(3,081,727)
Net gain (loss) on investment transactions	11,019,822
Net increase (decrease) in net assets resulting from operations	$ 11,765,982

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 746,160	$ 1,426,682
Net realized gain (loss) on investment transactions	14,101,549	26,044,260
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,081,727)	(9,385,310)
Net increase (decrease) in net assets resulting from operations	11,765,982	18,085,632
Distributions to shareholders from: Net investment income: Class A	(1,085,636)	(1,244,972)
Class B	(60,241)	(74,570)
Portfolio share transactions: Class A Proceeds from shares sold	998,488	11,754,230
Reinvestment of distributions	1,085,636	1,244,972
Cost of shares redeemed	(21,232,410)	(28,913,722)
Net increase (decrease) in net assets from Class A share transactions	(19,148,286)	(15,914,520)
Class B Proceeds from shares sold	840,082	2,861,992
Reinvestment of distributions	60,241	74,570
Cost of shares redeemed	(28,735,699)	(6,002,097)
Net increase (decrease) in net assets from Class B share transactions	(27,835,376)	(3,065,535)
Increase (decrease) in net assets	(36,363,557)	(2,213,965)
Net assets at beginning of period	225,088,763	227,302,728
Net assets at end of period (including undistributed net investment income of $787,222 and $1,186,939, respectively)	$ 188,725,206	$ 225,088,763
Other Information
Class A Shares outstanding at beginning of period	16,236,105	17,645,394
Shares sold	82,285	1,022,138
Shares issued to shareholders in reinvestment of distributions	92,159	107,325
Shares redeemed	(1,747,392)	(2,538,752)
Net increase (decrease) in Class A shares	(1,572,948)	(1,409,289)
Shares outstanding at end of period	14,663,157	16,236,105
Class B Shares outstanding at beginning of period	2,676,871	2,946,169
Shares sold	70,422	250,333
Shares issued to shareholders in reinvestment of distributions	5,136	6,456
Shares redeemed	(2,338,026)	(526,087)
Net increase (decrease) in Class B shares	(2,262,468)	(269,298)
Shares outstanding at end of period	414,403	2,676,871

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002+
Selected Per Share Data						(Restated)
Net asset value, beginning of period	$ 11.91	$ 11.05	$ 9.88	$ 8.86	$ 7.18	$ 9.05
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.07	.05	.03	.03	.04
Net realized and unrealized gain (loss) on investment transactions	.63	.86	1.14	.99	1.71	(1.86)
Total from investment operations	.68	.93	1.19	1.02	1.74	(1.82)
Less distributions from: Net investment income	(.07)	(.07)	(.02)	—	(.06)	(.05)
Net asset value, end of period	$ 12.52	$ 11.91	$ 11.05	$ 9.88	$ 8.86	$ 7.18
Total Return (%)	5.75**	8.43	12.11	11.51	24.37	(20.22)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	193	195	187	189	167
Ratio of expenses (%)	.91*	.85	.92	1.06	1.07	1.04
Ratio of net investment income (loss) (%)	.75*	.68	.45	.34	.40	.54
Portfolio turnover rate (%)	27**	44	32	52	46	57
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
* Annualized ** Not annualized
+ Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002b+
Selected Per Share Data						(Restated)
Net asset value, beginning of period	$ 11.82	$ 10.97	$ 9.82	$ 8.84	$ 7.17	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.03	.01	(.01)	.00***	.02
Net realized and unrealized gain (loss) on investment transactions	.64	.85	1.14	.99	1.71	(.81)
Total from investment operations	.66	.88	1.15	.98	1.71	(.79)
Less distributions from: Net investment income	(.02)	(.03)	—	—	(.04)	—
Net asset value, end of period	$ 12.46	$ 11.82	$ 10.97	$ 9.82	$ 8.84	$ 7.17
Total Return (%)	5.63**	7.98	11.71[d]	11.09	23.94	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	32	32	27	15.4
Ratio of expenses before expense reductions (%)	1.30*	1.24	1.32	1.44	1.47	1.29*
Ratio of expenses after expense reductions (%)	1.30*	1.24	1.30	1.44	1.47	1.29*
Ratio of net investment income (loss) (%)	.36*	.29	.07	(.04)	(.01)	.48*
Portfolio turnover rate (%)	27**	44	32	52	46	57
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized
*** Amount is less than $.005 per share.
+ Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,067.30	$ 1,065.40
Expenses Paid per $1,000*	$ 4.20	$ 6.20
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.73	$ 1,018.79
Expenses Paid per $1,000*	$ 4.11	$ 6.06
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.82%	1.21%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Large Cap Value VIP

Except for a period of weakness in late February and early March, US equity markets were quite strong during the first six months of 2007. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. Growth stocks, as measured by the Russell 1000® Growth Index, performed better than value stocks, as measured by the Russell 1000® Value Index. The Portfolio's Class A shares, unadjusted for contract charges, outperformed its benchmark, the Russell 1000 Value Index, which posted a return of 6.23%.

In February 2007 a new management team assumed responsibility for the Portfolio, and we have made quite a few changes in the Portfolio over the last five months. In restructuring the Portfolio, we had three major objectives: to improve diversification by increasing the number of holdings; to increase the position in mid-cap stocks, with a corresponding reduction of the emphasis on the largest capitalization companies; and to increase the representation of companies based outside the US.

Stock selection in the industrials sector made a major contribution to return for the six-month period ending June 2007. Holdings in this sector that performed particularly well include Honeywell International, Inc., L-3 Communications Holdings, Inc. and United Technologies Corp. Also contributing to performance was the decision to reduce the position in the financials sector and to shift the emphasis from banks to insurance.

Performance relative to the benchmark was hurt by stock selection in materials, which was the strongest of the 10 sectors in the Russell 1000 Value Index. While several materials holdings, including Dow Chemical Co. and Sonoco Products Co., performed well, the Portfolio did not own some of the best-performing stocks in the index. Positions in retailers such as Best Buy Co., Inc. and Macy's Inc. also detracted from performance; both of these stocks have been sold.

Thomas Schuessler, PhD
Portfolio Manager

Deutsche Asset Management International GmbH, Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

The Russell 1000 Value Index is an unmanaged, capitalization-weighted index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume the reinvestment of all dividends and, unlike portfolio returns, do not include fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	100%	96%
Cash Equivalents	—	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Financials	22%	33%
Energy	20%	19%
Industrials	11%	9%
Information Technology	9%	10%
Health Care	9%	8%
Utilities	8%	1%
Consumer Staples	7%	5%
Materials	7%	4%
Telecommunication Services	5%	4%
Consumer Discretionary	2%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 208. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 2.2%
Hotels Restaurants & Leisure 1.1%
McDonald's Corp.	61,900	3,142,044
Specialty Retail 1.1%
Staples, Inc.	121,491	2,882,981
Consumer Staples 7.1%
Food & Staples Retailing 1.4%
CVS/Caremark Corp.	112,900	4,115,205
Food Products 3.0%
General Mills, Inc.	71,500	4,177,030
Kraft Foods, Inc. "A"	117,195	4,131,124
		8,308,154
Tobacco 2.7%
Altria Group, Inc.	60,329	4,231,476
Reynolds American, Inc.	49,900	3,253,480
		7,484,956
Energy 19.4%
Energy Equipment & Services 6.5%
Baker Hughes, Inc.	47,200	3,970,936
ENSCO International, Inc. (a)	52,500	3,203,025
Nabors Industries Ltd.*	65,030	2,170,701
Noble Corp.	35,800	3,491,216
Schlumberger Ltd.	62,500	5,308,750
		18,144,628
Oil, Gas & Consumable Fuels 12.9%
BP PLC (ADR)	41,502	2,993,954
Chevron Corp.	46,600	3,925,584
ConocoPhillips	68,900	5,408,650
Devon Energy Corp.	60,700	4,752,203
ExxonMobil Corp.	61,343	5,145,451
Noble Energy, Inc.	78,600	4,903,854
Suncor Energy, Inc.	61,200	5,503,104
XTO Energy, Inc.	52,400	3,149,240
		35,782,040
Financials 20.8%
Capital Markets 1.7%
Bank of New York Co., Inc.*	111,503	4,620,684
Commercial Banks 5.5%
US Bancorp.	125,008	4,119,014
Wachovia Corp.	106,838	5,475,447
Wells Fargo & Co.	79,100	2,781,947
Zions Bancorp.	38,394	2,952,883
		15,329,291
Diversified Financial Services 4.8%
Bank of America Corp.	86,448	4,226,443
Citigroup, Inc.	109,400	5,611,126
JPMorgan Chase & Co.	74,817	3,624,883
		13,462,452
Insurance 8.8%
Aflac, Inc.	70,300	3,613,420
American International Group, Inc.	51,705	3,620,901
	Shares	Value ($)

Genworth Financial, Inc. "A"	108,819	3,743,374
Hartford Financial Services Group, Inc.	47,700	4,698,927
MetLife, Inc.	67,760	4,369,165
Prudential Financial, Inc.	46,869	4,557,073
		24,602,860
Health Care 8.3%
Biotechnology 0.3%
Amgen, Inc.*	15,000	829,350
Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	105,029	5,917,334
Health Care Providers & Services 1.6%
WellPoint, Inc.*	55,500	4,430,565
Pharmaceuticals 4.3%
Abbott Laboratories	76,500	4,096,575
Pfizer, Inc.	158,400	4,050,288
Wyeth	67,000	3,841,780
		11,988,643
Industrials 11.0%
Aerospace & Defense 5.4%
Honeywell International, Inc.	72,600	4,085,928
L-3 Communications Holdings, Inc.	45,100	4,392,289
Raytheon Co.	50,700	2,732,223
United Technologies Corp.	54,941	3,896,965
		15,107,405
Industrial Conglomerates 1.6%
General Electric Co.	120,292	4,604,778
Machinery 2.7%
Dover Corp.	78,163	3,998,038
Ingersoll-Rand Co., Ltd. "A"	63,076	3,457,826
		7,455,864
Road & Rail 1.3%
Burlington Northern Santa Fe Corp.	41,200	3,507,768
Information Technology 9.0%
Communications Equipment 3.3%
Cisco Systems, Inc.*	64,830	1,805,516
Harris Corp.	55,066	3,003,850
Nokia Oyj (ADR)	157,500	4,427,325
		9,236,691
Computers & Peripherals 3.5%
Brocade Communications Systems, Inc.*	340,770	2,664,822
Hewlett-Packard Co.	74,097	3,306,208
International Business Machines Corp.	34,800	3,662,700
		9,633,730
Semiconductors & Semiconductor Equipment 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	353,776	3,937,524
Software 0.8%
Symantec Corp.*	111,906	2,260,501
	Shares	Value ($)

Materials 6.5%
Chemicals 3.6%
Air Products & Chemicals, Inc.	47,900	3,849,723
Dow Chemical Co.	70,200	3,104,244
Potash Corp. of Saskatchwan, Inc.	40,542	3,161,060
		10,115,027
Containers & Packaging 1.3%
Sonoco Products Co.	88,100	3,771,561
Metals & Mining 1.6%
Goldcorp, Inc.	183,650	4,350,668
Telecommunication Services 4.3%
Diversified Telecommunication Services
AT&T, Inc.	183,100	7,598,650
Verizon Communications, Inc.	104,913	4,319,268
		11,917,918
Utilities 7.6%
Electric Utilities 4.4%
Allegheny Energy, Inc.*	82,835	4,285,883
Duke Energy Corp.	179,400	3,283,020
Exelon Corp.	15,000	1,089,000
	Shares	Value ($)

FPL Group, Inc.	61,000	3,461,140
		12,119,043
Independent Power Producers & Energy Traders 0.7%
TXU Corp.	30,100	2,025,730
Multi-Utilities 2.5%
Dominion Resources, Inc.	44,000	3,797,640
PG&E Corp.	68,028	3,081,668
		6,879,308
Total Common Stocks (Cost $215,484,450)		267,964,703

Securities Lending Collateral 1.7%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $4,743,000)	4,743,000	4,743,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $220,227,450)+	97.9	272,707,703
Other Assets and Liabilities, Net (a)	2.1	5,959,078
Net Assets	100.0	278,666,781
* Non-income producing security.
+ The cost for federal income tax purposes was $221,969,206. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $50,738,497. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,948,302 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,209,805.
(a) All or a portion of these securities were on loan amounting to $3,521,590. In addition, included in other assets and liabilities, net are pending sales, amounting to $1,098,350, that are also on loan. The value of all securities loaned at June 30, 2007 amounted to $4,619,940 which is 1.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $215,484,450) — including $3,521,590 of securities loaned	$ 267,964,703
Investment in Daily Asset Fund Institutional (cost $4,743,000)*	4,743,000
Total investments in securities, at value (cost $220,227,450)	272,707,703
Cash	10,159,145
Receivable for investments sold	7,859,815
Dividends receivable	473,466
Interest receivable	1,225
Due from Advisor	91,948
Other assets	3,287
Total assets	291,296,589
Liabilities
Payable upon return of securities loaned	4,743,000
Payable for Portfolio shares redeemed	183,458
Payable for investments purchased	7,417,964
Accrued management fee	142,725
Other accrued expenses and payables	142,661
Total liabilities	12,629,808
Net assets, at value	$ 278,666,781
Net Assets
Net assets consist of: Undistributed net investment income	2,185,390
Net unrealized appreciation (depreciation) on: Investments	52,480,253
Foreign currency related transactions	21
Accumulated net realized gain (loss)	18,010,607
Paid-in capital	205,990,510
Net assets, at value	$ 278,666,781
Class A Net Asset Value, offering and redemption price per share ($270,823,985 ÷ 14,935,314 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.13
Class B Net Asset Value, offering and redemption price per share ($7,842,796 ÷ 432,121 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.15
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $38,206)	$ 3,333,675
Interest — Cash Management QP Trust	116,798
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,215
Other income*	91,948
Total Income	3,549,636
Expenses: Management fee	1,055,114
Administration fee	65,107
Custodian fee	19,177
Distribution service fee (Class B)	36,959
Record keeping fees (Class B)	20,193
Auditing	23,164
Legal	13,974
Trustees' fees and expenses	14,980
Reports to shareholders	42,036
Other	7,784
Total expenses before expense reductions	1,298,488
Expense reductions	(12,324)
Total expenses after expense reductions	1,286,164
Net investment income (loss)	2,263,472
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	19,876,633
Net unrealized appreciation (depreciation) during the period on: Investments	(1,815,437)
Foreign currency related transactions	21
(1,815,416)
Net gain (loss) on investment transactions	18,061,217
Net increase (decrease) in net assets resulting from operations	$ 20,324,689
* Reimbursement from Advisor associated with uninvested cash balances.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 2,263,472	$ 5,237,807
Net realized gain (loss) on investment transactions	19,876,633	25,014,587
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,815,416)	14,129,866
Net increase (decrease) in net assets resulting from operations	20,324,689	44,382,260
Distributions to shareholders from: Net investment income: Class A	(4,770,707)	(4,273,682)
Class B	(538,814)	(482,902)
Net realized gains: Class A	(9,924,139)	—
Class B	(1,431,558)	—
Portfolio share transactions: Class A Proceeds from shares sold	5,073,049	20,402,810
Reinvestment of distributions	14,694,846	4,273,682
Cost of shares redeemed	(27,095,141)	(52,316,305)
Net increase (decrease) in net assets from Class A share transactions	(7,327,246)	(27,639,813)
Class B Proceeds from shares sold	447,206	1,368,796
Reinvestment of distributions	1,970,372	482,902
Cost of shares redeemed	(34,994,640)	(7,365,382)
Net increase (decrease) in net assets from Class B share transactions	(32,577,062)	(5,513,684)
Increase (decrease) in net assets	(36,244,837)	6,472,179
Net assets at beginning of period	314,911,618	308,439,439
Net assets at end of period (including undistributed net investment income of $2,185,390 and $5,231,439, respectively)	$ 278,666,781	$ 314,911,618
Other Information
Class A Shares outstanding at beginning of period	15,303,964	16,949,748
Shares sold	282,321	1,230,380
Shares issued to shareholders in reinvestment of distributions	857,843	263,158
Shares redeemed	(1,508,814)	(3,139,322)
Net increase (decrease) in Class A shares	(368,650)	(1,645,784)
Shares outstanding at end of period	14,935,314	15,303,964
Class B Shares outstanding at beginning of period	2,232,310	2,564,460
Shares sold	24,702	81,671
Shares issued to shareholders in reinvestment of distributions	114,824	29,681
Shares redeemed	(1,939,715)	(443,502)
Net increase (decrease) in Class B shares	(1,800,189)	(332,150)
Shares outstanding at end of period	432,121	2,232,310

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 17.96	$ 15.81	$ 15.79	$ 14.57	$ 11.24	$ 13.40
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.29[e]	.26	.27	.24	.23
Net realized and unrealized gain (loss) on investment transactions	1.02	2.12	.04	1.18	3.33	(2.20)
Total from investment operations	1.16	2.41	.30	1.45	3.57	(1.97)
Less distributions from: Net investment income	(.32)	(.26)	(.28)	(.23)	(.24)	(.19)
Net realized gain on investment transactions	(.67)	—	—	—	—	—
Total Distributions	(.99)	(.26)	(.28)	(.23)	(.24)	(.19)
Net asset value, end of period	$ 18.13	$ 17.96	$ 15.81	$ 15.79	$ 14.57	$ 11.24
Total Return (%)	6.73c**	15.41[e]	1.97[d]	10.07	32.60	(14.98)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	271	275	268	274	263	215
Ratio of expenses before expense reductions (%)	.82*	.83	.80	.80	.80	.79
Ratio of expenses after expense reductions (%)	.82*	.83	.80	.80	.80	.79
Ratio of net investment income (loss) (%)	1.54*	1.73[e]	1.64	1.84	1.94	1.84
Portfolio turnover rate (%)	53**	76	64	40	58	84
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] During the period, the Advisor reimbursed the Portfolio $91,948 for income associated with uninvested cash balances. Excluding this reimbursement, total return would have been 0.03% lower.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.94	$ 15.79	$ 15.77	$ 14.55	$ 11.23	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[c]	.10	.23[f]	.19	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	1.03	2.11	.05	1.17	3.35	(1.69)
Total from investment operations	1.13	2.34	.24	1.39	3.53	(1.54)
Less distributions from: Net investment income	(.25)	(.19)	(.22)	(.17)	(.21)	—
Net realized gains on investment transactions	(.67)	—	—	—	—	—
Total Distributions	(.92)	(.19)	(.22)	(.17)	(.20)	—
Net asset value, end of period	$ 18.15	$ 17.94	$ 15.79	$ 15.77	$ 14.55	$ 11.23
Total Return (%)	6.54d**	14.96[f]	1.58[e]	9.65	32.19	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	40	40	40	18.5
Ratio of expenses before expense reductions (%)	1.21*	1.21	1.21	1.18	1.19	1.04*
Ratio of expenses after expense reductions (%)	1.21*	1.21	1.20	1.18	1.19	1.04*
Ratio of net investment income (loss) (%)	1.15*	1.35[f]	1.24	1.46	1.55	2.74*
Portfolio turnover rate (%)	53**	76	64	40	58	84
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] During the period, the Advisor reimbursed the Portfolio $91,948 for income associated with uninvested cash balances. Excluding this reimbursement, total return would have been 0.03% lower.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,122.60	$ 1,120.50
Expenses Paid per $1,000*	$ 4.68	$ 6.68
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.38	$ 1,018.50
Expenses Paid per $1,000*	$ 4.46	$ 6.36
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	.89%	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio of any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Mid Cap Growth VIP

Despite periodic bouts of volatility, the US stock market performed very well during the first half of 2007. An environment of robust global growth, better-than-expected corporate earnings and a rush of merger and acquisition activity helped stocks overcome periodic worries about rising energy prices, housing market weakness and instability in the subprime mortgage market. This environment proved highly favorable for mid-cap stocks, which outperformed both their large- and small-cap counterparts. Within the mid-cap universe, growth stocks outpaced value stocks. Together, these factors created a positive backdrop for the Portfolio.

For the semiannual period ended June 30, 2007, the Portfolio's Class A Shares, unadjusted for contract charges, outperformed the 10.97% return of the benchmark, the Russell Midcap™ Growth Index.

During the first half of the year, positive contributors to the Portfolio's performance included strong stock selection in the financials, consumer discretionary and industrials sectors. From a sector allocation standpoint, performance was helped by the Portfolio's underweight positions (relative to the benchmark) in the consumer staples and health care sectors.1 In addition, an overweight to the strong-performing industrials sector was beneficial to returns. Detractors from performance included stock selection in the information technology and health care sectors, along with overweights in the consumer discretionary and financials sectors. Overall, we are maintaining our approach of making long-term investments in high-quality mid-cap growth stocks.

Robert S. Janis Joseph Axtell, CFA
Lead Portfolio Manager Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	95%	98%
Cash Equivalents	5%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Consumer Discretionary	27%	24%
Information Technology	19%	18%
Industrials	18%	14%
Health Care	13%	16%
Financials	9%	12%
Energy	8%	11%
Telecommunication Services	5%	2%
Materials	1%	1%
Consumer Staples	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 219. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 95.6%
Consumer Discretionary 26.0%
Internet & Catalog Retail 4.2%
NutriSystem, Inc.* (a)	34,900	2,437,416
Specialty Retail 11.9%
Abercrombie & Fitch Co. "A"	9,700	707,906
Children's Place Retail Stores, Inc.*	12,300	635,172
Coldwater Creek, Inc.* (a)	67,800	1,574,994
Guess?, Inc. (a)	40,400	1,940,816
Urban Outfitters, Inc.* (a)	84,500	2,030,535
		6,889,423
Textiles, Apparel & Luxury Goods 9.9%
Coach, Inc.*	51,200	2,426,368
Polo Ralph Lauren Corp.	33,640	3,300,420
		5,726,788
Energy 7.8%
Energy Equipment & Services 2.8%
National-Oilwell Varco, Inc.*	7,200	750,528
Rowan Companies, Inc. (a)	20,650	846,237
		1,596,765
Oil, Gas & Consumable Fuels 5.0%
Southwestern Energy Co.*	33,400	1,486,300
Ultra Petroleum Corp.*	25,830	1,426,849
		2,913,149
Financials 8.3%
Capital Markets 6.5%
Affiliated Managers Group, Inc.* (a)	20,010	2,576,488
T. Rowe Price Group, Inc.	23,000	1,193,470
		3,769,958
Diversified Financial Services 1.8%
Nasdaq Stock Market, Inc.* (a)	35,500	1,054,705
Health Care 12.1%
Biotechnology 1.5%
Cephalon, Inc.* (a)	10,900	876,251
Health Care Equipment & Supplies 5.2%
Hologic, Inc.*	20,400	1,128,324
Kyphon, Inc.* (a)	19,700	948,555
Mentor Corp. (a)	22,700	923,436
		3,000,315
Health Care Providers & Services 2.2%
Pediatrix Medical Group, Inc.*	23,500	1,296,025
Life Sciences Tools & Services 3.2%
Covance, Inc.*	13,200	904,992
Pharmaceutical Product Development, Inc.	23,900	914,653
		1,819,645
Industrials 17.5%
Aerospace & Defense 1.8%
BE Aerospace, Inc.*	24,900	1,028,370
Construction & Engineering 0.5%
Aecom Technology Corp.* (a)	12,300	305,163
	Shares	Value ($)

Electrical Equipment 3.1%
Roper Industries, Inc. (a)	31,250	1,784,375
Machinery 10.8%
Joy Global, Inc.	26,490	1,545,162
Oshkosh Truck Corp. (a)	32,980	2,075,101
Terex Corp.*	32,180	2,616,234
		6,236,497
Trading Companies & Distributors 1.3%
WESCO International, Inc.*	12,400	749,580
Information Technology 18.5%
Communications Equipment 5.8%
Comverse Technologies, Inc.*	78,290	1,632,347
F5 Networks, Inc.*	21,100	1,700,660
		3,333,007
Computers & Peripherals 1.7%
Network Appliance, Inc.*	34,800	1,016,160
Internet Software & Services 5.3%
Akamai Technologies, Inc.* (a)	40,600	1,974,784
Digital River, Inc.*	24,700	1,117,675
		3,092,459
Semiconductors & Semiconductor Equipment 5.7%
MEMC Electronic Materials, Inc.*	44,800	2,738,176
Tessera Technologies, Inc.*	13,600	551,480
		3,289,656
Materials 1.1%
Metals & Mining
Allegheny Technologies, Inc. (a)	5,900	618,792
Telecommunication Services 4.3%
Wireless Telecommunication Services
NII Holdings, Inc.* (a)	15,760	1,272,463
SBA Communications Corp. "A"*	35,600	1,195,804
		2,468,267
Total Common Stocks (Cost $39,318,499)		55,302,766

Securities Lending Collateral 26.0%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $15,041,030)	15,041,030	15,041,030

Cash Equivalents 4.6%
Cash Management QP Trust, 5.34% (b) (Cost $2,649,160)	2,649,160	2,649,160
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $57,008,689)+	126.2	72,992,956
Other Assets and Liabilities, Net	(26.2)	(15,153,295)
Net Assets	100.0	57,839,661
* Non-income producing security.
+ The cost for federal income tax purposes was $57,050,511. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $15,942,445. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,782,583 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $840,138.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $14,946,676 which is 25.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $39,318,499) — including $14,946,676 of securities loaned	$ 55,302,766
Investment in Daily Assets Fund Institutional (cost $15,041,030)*	15,041,030
Investment in Cash Management QP Trust (cost $2,649,160)	2,649,160
Total investments in securities, at value (cost $57,008,689)	72,992,956
Receivable for investments sold	166,984
Dividends receivable	12,556
Interest receivable	18,555
Receivable for Portfolio shares sold	47,744
Other assets	1,258
Total assets	73,240,053
Liabilities
Cash overdraft	156,984
Payable for Portfolio shares redeemed	122,863
Payable upon return of securities loaned	15,041,030
Accrued management fee	25,853
Other accrued expenses and payables	53,662
Total liabilities	15,400,392
Net assets, at value	$ 57,839,661
Net Assets
Net assets consist of: Accumulated net investment loss	(131,625)
Net unrealized appreciation (depreciation) on investments	15,984,267
Accumulated net realized gain (loss)	(22,368,357)
Paid-in capital	64,355,376
Net assets, at value	$ 57,839,661
Class A Net Asset Value, offering and redemption price per share ($55,899,852 ÷ 3,963,555 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.10
Class B Net Asset Value, offering and redemption price per share ($1,939,809 ÷ 139,923 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.86
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends — unaffiliated issuers	$ 77,247
Interest — Cash Management QP Trust	43,608
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,763
Total Income	153,618
Expenses: Management fee	226,405
Custodian and accounting fees	33,390
Distribution service fee (Class B)	7,859
Record keeping fees (Class B)	4,228
Auditing	22,525
Legal	8,002
Trustees' fees and expenses	6,312
Reports to shareholders	13,716
Other	1,824
Total expenses before expense reductions	324,261
Expense reductions	(44,768)
Total expenses after expense reductions	279,493
Net investment income (loss)	(125,875)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,207,173
Net unrealized appreciation (depreciation) during the period on investments	1,045,422
Net gain (loss) on investment transactions	7,252,595
Net increase (decrease) in net assets resulting from operations	$ 7,126,720

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ (125,875)	$ (344,480)
Net realized gain (loss) on investment transactions	6,207,173	4,409,781
Net unrealized appreciation (depreciation) during the period on investment transactions	1,045,422	2,176,003
Net increase (decrease) in net assets resulting from operations	7,126,720	6,241,304
Portfolio share transactions: Class A Proceeds from shares sold	2,911,222	5,059,680
Cost of shares redeemed	(6,382,185)	(14,794,831)
Net increase (decrease) in net assets from Class A share transactions	(3,470,963)	(9,735,151)
Class B Proceeds from shares sold	788,991	1,920,284
Cost of shares redeemed	(7,594,405)	(1,540,560)
Net increase (decrease) in net assets from Class B share transactions	(6,805,414)	379,724
Increase (decrease) in net assets	(3,149,657)	(3,114,123)
Net assets at beginning of period	60,989,318	64,103,441
Net assets at end of period (including accumulated net investment loss of $131,625 and $5,750, respectively)	$ 57,839,661	$ 60,989,318
Other Information
Class A Shares outstanding at beginning of period	4,226,008	5,056,911
Shares sold	216,862	418,748
Shares redeemed	(479,315)	(1,249,651)
Net increase (decrease) in Class A shares	(262,453)	(830,903)
Shares outstanding at end of period	3,963,555	4,226,008
Class B Shares outstanding at beginning of period	640,328	612,639
Shares sold	60,085	159,745
Shares redeemed	(560,490)	(132,056)
Net increase (decrease) in Class B shares	(500,405)	27,689
Shares outstanding at end of period	139,923	640,328

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.56	$ 11.32	$ 9.84	$ 9.46	$ 7.06	$ 10.22
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.06)[d]	(.05)	(.01)	(.05)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.57	1.30	1.53	.39	2.45	(3.11)
Total from investment operations	1.54	1.24	1.48	.38	2.40	(3.12)
Less distributions from: Net investment income	—	—	—	—	—	(.04)
Net asset value, end of period	$ 14.10	$ 12.56	$ 11.32	$ 9.84	$ 9.46	$ 7.06
Total Return (%)	12.26c**	10.95[c,d]	15.04[c]	4.02[c]	33.99[c]	(30.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	53	57	53	56	44
Ratio of expenses before expense reductions (%)	1.03*	1.03	1.01	1.02	.98	.81
Ratio of expenses after expense reductions (%)	.89*	.93	.95	.95	.95	.81
Ratio of net investment income (loss) (%)	(.38)*	(.51)[d]	(.45)	(.11)	(.57)	(.19)
Portfolio turnover rate (%)	25**	46	104	103	91	71
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.37	$ 11.19	$ 9.76	$ 9.42	$ 7.06	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.10)[e]	(.09)	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.54	1.28	1.52	.39	2.45	(.35)
Total from investment operations	1.49	1.18	1.43	.34	2.36	(.37)
Net asset value, end of period	$ 13.86	$ 12.37	$ 11.19	$ 9.76	$ 9.42	$ 7.06
Total Return (%)	12.05d**	10.55[d,e]	14.65[d]	3.61[d]	33.43[d]	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	8	7	6	4.1
Ratio of expenses before expense reductions (%)	1.42*	1.42	1.40	1.41	1.37	1.06*
Ratio of expenses after expense reductions (%)	1.27*	1.29	1.32	1.34	1.34	1.06*
Ratio of net investment income (loss) (%)	(.76)*	(.87)[e]	(.82)	(.50)	(.96)	(.47)*
Portfolio turnover rate (%)	25**	46	104	103	91	71
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.03% lower.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,041.50
Expenses Paid per $1,000*	$ 2.99
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.87
Expenses Paid per $1,000*	$ 2.96
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,041.50
Expenses Paid per $1,000**	$ 6.53
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/07	$ 1,000.00
Ending Account Value 6/30/07	$ 1,018.40
Expenses Paid per $1,000**	$ 6.46
* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Expenses are equal to the Portfolio's annualized expense ratio plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.59%
Estimated Indirect Expenses of Underlying DWS Portfolios	.70%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Moderate Allocation VIP

Except for a period of weakness in late February and early March, equity markets were quite strong during the first six months of 2007, despite moderation in economic growth. By the end of May, most indices were at or near their all-time highs; markets were volatile with no pronounced trend in June. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.11% for the six-month period. One of the Portfolio's benchmarks, the Russell 1000® Index, returned 7.18% as of June 30, 2007.

In the early months of 2007, the bond market seemed to indicate that it expected the US Federal Reserve Board (the Fed) to ease monetary policy. By midyear, bond prices reflected the expectation of continued steady Fed policy. For the first half of 2007, bond returns were positive but much lower than equity returns: Return of the Lehman Brothers US Aggregate Index was 0.98%. High-yield bonds, as measured by the Lehman Brothers US Corporate High-Yield Index, were stronger than investment-grade bonds, providing a return of 2.87%.

Since this Portfolio invests in stock and bond funds in several different categories, performance is analyzed by comparing the Portfolio's return with indexes that represent each asset class. The Class B shares' return for the six months ended June 30, 2007 was above that of its major bond benchmark but below that of its equity benchmark.

The Portfolio's allocation between equity and fixed-income funds remained close to its target of 60% equity and 40% fixed income during the first half of 2007, but with equities slightly overweighted throughout the period.1 This overweight was positive for returns, as equities outperformed fixed income. Tactical asset allocation was marginally negative for performance.

Positions in international equity funds contributed to absolute performance, since international equities (as measured by the MSCI EAFE® Index) outperformed US equities. In the fixed-income portion of the Portfolio, a position in high-yield bond funds was positive for performance, as high yield performed better than investment grade. However, a tactical overweight of cash equivalents with a corresponding underweight in investment-grade bond funds detracted from performance.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lehman Brothers US Aggregate Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Lehman Brothers US Corporate High-Yield Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of the major rating agencies (Moody's, Fitch, and S&P) is Ba1/BB+/BB+ or lower.

The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East Index) is composed of approximately 1,100 companies in 21 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation	6/30/07	12/31/06

Equity Funds	60%	61%
Fixed Income — Bond Funds	40%	32%
Fixed Income — Money Market Funds	—	7%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 230. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Moderate Allocation VIP

	Shares	Value ($)

Equity Funds 60.1%
DWS Blue Chip VIP "A"	612,351	9,166,896
DWS Capital Growth VIP "A"	402,701	7,800,317
DWS Davis Venture Value VIP "A"	810,181	12,095,998
DWS Dreman High Return Equity VIP "A"	668,654	10,303,952
DWS Dreman Small Mid Cap Value VIP "A"	458,603	9,919,589
DWS Global Opportunities VIP "A"	16,978	309,506
DWS Global Thematic VIP "A"	1,444	23,693
DWS Growth & Income VIP "A"	1,648,723	18,185,419
DWS Health Care VIP "A"	20,352	282,893
DWS International Select Equity VIP "A"	2,753	43,860
DWS International VIP "A"	887,488	12,806,447
DWS Large Cap Value VIP "A"	1,121,861	20,328,113
DWS Mid Cap Growth VIP "A"	7,574	106,799
DWS RREEF Real Estate Securities VIP "A"	137,444	2,476,741
DWS Small Cap Growth VIP "A"	195,059	3,079,979
DWS Technology VIP "A"	28,418	287,873
Total Equity Funds (Cost $95,471,481)		107,218,075
	Shares	Value ($)

Fixed Income-Bond Funds 39.6%
DWS Core Fixed Income VIP "A"	5,649,569	64,687,568
DWS Government & Agency Securities VIP "A"	55	646
DWS High Income VIP "A"	603,916	4,813,211
DWS Strategic Income VIP "A"	103,973	1,172,820
Total Fixed Income-Bond Funds (Cost $71,721,119)		70,674,245

Fixed Income-Money Markets Funds 0.4%
Cash Management QP Trust (Cost $617,411)	617,411	617,411
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $167,810,011)+	100.1	178,509,731
Other Assets and Liabilities, Net	(0.1)	(228,287)
Net Assets	100.0	178,281,444
+ The cost for federal income tax purposes was $168,444,999. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $10,064,732. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,785,916 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,721,184.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $167,192,600)	$ 177,892,320
Investment in Cash Management QP Trust (cost $617,411)	617,411
Total investments in securities, at value (cost $167,810,011)	178,509,731
Interest receivable	4,214
Other assets	2,988
Total assets	178,516,933
Liabilities
Payable for Portfolio shares redeemed	84,332
Accrued management fee	7,576
Other accrued expenses and payables	143,581
Total liabilities	235,489
Net assets, at value	$ 178,281,444
Net Assets
Net assets consist of: Undistributed net investment income	3,944,963
Net unrealized appreciation (depreciation) on investments	10,699,720
Accumulated net realized gain (loss)	5,872,999
Paid-in capital	157,763,762
Net assets, at value	$ 178,281,444
Class B Net Asset Value, offering and redemption price per share ($178,281,444 ÷ 14,648,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	4,418,245
Interest — Cash Management QP Trust	110,245
Total Income	4,528,490
Expenses: Management fee	133,217
Custodian and accounting fees	24,834
Distribution service fee	222,028
Record keeping fees	126,841
Auditing	20,516
Legal	6,208
Trustees' fees and expenses	16,873
Reports to shareholders	10,788
Other	4,038
Total expenses before expense reductions	565,343
Expense reductions	(44,406)
Total expenses after expense reductions	520,937
Net investment income (loss)	4,007,553
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,985,379
Capital gain distributions from Underlying Affiliated Portfolios	4,623,668
6,609,047
Net unrealized appreciation (depreciation) during the period on investments	(3,250,461)
Net gain (loss) on investment transactions	3,358,586
Net increase (decrease) in net assets resulting from operations	$ 7,366,139

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ 4,007,553	$ 2,957,152
Net realized gain (loss) on investment transactions	6,609,047	6,922,802
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,250,461)	8,346,369
Net increase (decrease) in net assets resulting from operations	7,366,139	18,226,323
Distributions to shareholders from: Net investment income: Class B	(3,955,828)	(1,569,948)
Net realized gains: Class B	(6,545,482)	(1,255,958)
Portfolio share transactions: Class B Proceeds from shares sold	2,993,307	12,643,004
Reinvestment of distributions	10,501,310	2,825,906
Cost of shares redeemed	(10,983,532)	(23,279,005)
Net increase (decrease) in net assets from Class B share transactions	2,511,085	(7,810,095)
Increase (decrease) in net assets	(624,086)	7,590,322
Net assets at beginning of period	178,905,530	171,315,208
Net assets at end of period (including undistributed net investment income of $3,944,963 and $3,893,238, respectively)	$ 178,281,444	$ 178,905,530
Other Information
Class B Shares outstanding at beginning of period	14,409,131	15,061,439
Shares sold	242,844	1,083,996
Shares issued to shareholders in reinvestment of distributions	888,436	244,244
Shares redeemed	(892,216)	(1,980,548)
Net increase (decrease) in Class B shares	239,064	(652,308)
Shares outstanding at end of period	14,648,195	14,409,131

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2007[a]	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.42	$ 11.37	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.27	.19	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	.22	1.04	.43	.87
Total from investment operations	.49	1.23	.55	.84
Less distributions from: Net investment income	(.28)	(.10)	—	—
Net realized gain on investment transactions	(.46)	(.08)	(.02)	—
Total distributions	(.74)	(.18)	(.02)	—
Net asset value, end of period	$ 12.17	$ 12.42	$ 11.37	$ 10.84
Total Return (%)[d,e]	4.15**	10.93	5.06	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	179	171	39
Ratio of expenses before expense reductions (%)[f]	.64*	.62	.66	1.53*
Ratio of expenses after expense reductions (%)[f]	.59*	.57	.61	.75*
Ratio of net investment income (%)	2.24[g]	1.65	1.15	(.68)*
Portfolio turnover rate (%)	9**	35	14	13
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not reduced certain of the Underlying Portfolios' expenses.
[f] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
[g] The ratio for the six months ended June 30, 2007 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,024.70	$ 1,023.00
Expenses Paid per $1,000*	$ 2.26	$ 4.06
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,022.56	$ 1,020.78
Expenses Paid per $1,000*	$ 2.26	$ 4.06
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.45%	.81%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Money Market VIP

In the first quarter of 2007, increasing defaults by subprime mortgage borrowers sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be hurt by a retrenchment in this market. At its May Federal Open Market Committee (FOMC) meeting the US Federal Reserve Board (the Fed) held short-term rates steady but expressed concern that inflation might not moderate as expected due to inflationary pressures such as tight resource utilization. With oil prices once again rising but consumers seemingly unfazed, the economy appears poised to maintain a moderate growth rate. As of June 30, 2007, the one-year London Interbank Offered Rate (LIBOR rate), an industry standard for measuring one-year money market rates, stood at 5.41%.

During the six-month period ended June 30, 2007, the Portfolio's Class A shares, unadjusted for contract charges, outperformed the 2.39% average return for the 108 funds in the Lipper Money Market Variable Annuity Funds category for the same period, according to Lipper Inc.

As the money market curve inverted late last year (i.e., securities with the shortest maturities offered higher yields), we refocused our purchases on one- to three-month maturities. Our decision to maintain a significant allocation in floating-rate securities helped performance during the 12-month period, while our cautious approach to average maturity during the third quarter of 2006 was a slight detractor. Despite a trend toward higher money market yields by the close of the period, we are maintaining a cautious strategy, because unexpectedly strong inflationary signals might cause the Fed to increase short-term rates. Going forward, we will continue to monitor economic data and Fed statements carefully, and look for opportunities to extend maturity and pick up additional yield.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

The Lipper Money Market Variable Annuity Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Money Market VIP

Asset Allocation	6/30/07	12/31/06

Short-Term Notes	36%	37%
Commercial Paper	33%	32%
Certificates of Deposit and Bank Notes	14%	19%
Repurchase Agreements	10%	6%
Funding Agreement	3%	3%
Promissory Notes	3%	2%
Asset Backed	1%	1%
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	35 days	35 days
First Tier Retail Money Fund Average	43 days	42 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 239. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 14.3%
Banco Bilbao Vizcaya Argentaria SA, 5.305%, 7/23/2007	3,000,000	3,000,009
Bank of America NA, 5.25%, 9/7/2007	1,700,000	1,700,000
Bank of Montreal, 5.315%, 8/14/2007	9,000,000	9,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd.:
5.34%, 7/19/2007	10,000,000	10,000,000
5.35%, 7/25/2007	3,000,000	3,000,000
Barclays Bank PLC, 5.31%, 8/16/2007	7,000,000	7,000,000
Calyon, 5.325%, 8/31/2007	2,000,000	2,000,225
Credit Agricole SA, 5.31%, 11/13/2007	1,500,000	1,499,945
Credit Industrial Et Commercial, 5.34%, 9/28/2007	3,500,000	3,499,786
Depfa Bank PLC, 5.31%, 8/9/2007	2,500,000	2,500,000
Mizuho Corporate Bank, 5.33%, 8/20/2007	2,500,000	2,500,000
Norinchukin Bank, 5.27%, 9/10/2007	1,500,000	1,500,000
Societe Generale, 5.34%, 7/19/2007	3,500,000	3,500,000
Total Certificates of Deposit and Bank Notes (Cost $50,699,965)		50,699,965

Commercial Paper** 33.5%
Alliance & Leicester PLC, 5.235%, 8/10/2007	2,000,000	1,988,367
AstraZeneca PLC:
5.22%, 12/12/2007	3,000,000	2,928,660
5.255%, 9/18/2007	3,500,000	3,459,639
5.275%, 9/28/2007	4,000,000	3,947,836
Bank of America Corp., 5.23%, 8/15/2007	3,000,000	2,980,388
Beta Finance, Inc., 5.21%, 7/27/2007	3,500,000	3,486,830
Caisse Nationale Des Caisses D'Epargne et Prevoyan, 5.168%, 11/13/2007	3,000,000	2,941,860
Cancara Asset Securitization LLC, 5.32%, 7/24/2007	4,000,000	3,986,404
CC (USA), Inc., 5.24%, 7/27/2007	2,500,000	2,490,539
Cedar Springs Capital Co., LLC:
5.255%, 7/20/2007	4,000,000	3,988,906
5.28%, 9/17/2007	3,500,000	3,459,960
Cobbler Funding LLC, 5.245%, 7/25/2007	9,000,000	8,968,530
Compass Securitization LLC:
5.3%, 7/20/2007	3,000,000	2,991,608
5.35%, 7/25/2007	3,500,000	3,487,517
Grampian Funding Ltd., 5.175%, 10/10/2007	1,500,000	1,478,222
Greyhawk Funding LLC, 5.31%, 7/20/2007	7,000,000	6,980,382
K2 (USA) LLC, 5.45%, 7/2/2007	4,000,000	3,999,394
Liberty Street Funding, 5.28%, 7/9/2007	3,000,000	2,996,480
Morrigan TRR Funding LLC, 5.355%, 7/23/2007	3,500,000	3,488,546
	Principal Amount ($)	Value ($)

Nationwide Building Society, 5.24%, 7/5/2007	3,500,000	3,497,962
North Sea Funding LLC, 5.35%, 7/25/2007	3,000,000	2,989,300
Northern Rock PLC, 5.29%, 9/26/2007	2,500,000	2,468,040
Pepsico, Inc., 5.375%, 7/13/2007	2,500,000	2,495,521
Perry Global Funding LLC:
Series A, 5.17%, 10/25/2007	1,500,000	1,475,012
Series A, 5.27%, 9/26/2007	3,000,000	2,961,793
Siemens Captal Co., LLC, 5.27%, 9/27/2007	3,000,000	2,961,353
Simba Funding Corp.:
5.24%, 8/17/2007	3,250,000	3,227,766
5.26%, 9/10/2007	6,500,000	6,432,570
Stony Point Capital LLC:
5.32%, 7/2/2007	3,000,000	2,999,557
5.33%, 7/9/2007	3,000,000	2,996,447
5.33%, 7/13/2007	1,500,000	1,497,335
SwedBank AB, 5.19%, 10/11/2007	2,000,000	1,970,590
UBS Finance LLC, 5.19%, 10/5/2007	3,000,000	2,958,480
Valcour Bay Capital Co., LLC:
5.3%, 7/13/2007	2,000,000	1,996,467
5.31%, 8/16/2007	3,300,000	3,277,609
Westpac Banking Corp., 5.165%, 11/7/2007	3,000,000	2,944,476
Total Commercial Paper (Cost $119,200,346)		119,200,346

Funding Agreement 3.4%
New York Life Insurance Co., 5.42%*, 9/18/2007 (Cost $12,000,000)	12,000,000	12,000,000

Asset Backed 0.9%
Steers Mercury III Trust, 144A, 5.34%*, 5/27/2048 (Cost $2,974,542)	2,974,542	2,974,542

Promissory Notes 2.5%
The Goldman Sachs Group, Inc., 5.37%*, 1/18/2008 (Cost $9,000,000)	9,000,000	9,000,000

Short-Term Notes* 35.5%
American Express Bank FSB, 5.29%, 11/8/2007	8,000,000	7,999,721
American Honda Finance Corp.:
5.326%, 11/9/2007	4,000,000	4,000,000
5.375%, 1/23/2008	3,000,000	3,000,817
Banco Bilbao Vizcaya Argentaria SA, 5.376%, 4/17/2008	3,500,000	3,501,200
Banco Espanol de Credito SA, 144A, 5.334%, 4/18/2008	3,700,000	3,700,000
Bank of America NA, 5.315%, 5/16/2008	2,500,000	2,500,000
	Principal Amount ($)	Value ($)

BellSouth Corp., 5.485%, 11/15/2007	7,000,000	7,003,538
BNP Paribas:
5.29%, 10/3/2007	10,000,000	9,999,051
5.31%, 7/25/2008	3,000,000	3,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.359%, 5/12/2008	1,000,000	1,000,000
Calyon, 144A, 5.33%, 7/21/2008	3,000,000	3,000,000
Canadian Imperial Bank of Commerce:
5.39%, 10/26/2007	3,000,000	2,999,769
5.41%, 6/9/2008	1,000,000	1,000,000
Danske Bank AS, 144A, 5.29%, 7/18/2008	3,200,000	3,199,741
DNB NOR Bank ASA, 5.32%, 5/23/2008	9,500,000	9,500,000
Five Finance, Inc., 144A, 5.7%, 7/3/2007	3,500,000	3,500,000
General Electric Capital Corp., 5.28%, 8/19/2011	10,000,000	10,000,000
International Business Machine Corp., 5.33%, 12/8/2010	3,000,000	3,000,000
Intesa Bank Ireland PLC, 5.32%, 7/25/2011	500,000	500,000
K2 (USA) LLC, 144A, 5.36%, 2/26/2008	8,000,000	8,001,535
Links Finance LLC:
5.315%, 4/28/2008	3,000,000	2,999,760
144A, 5.33%, 2/25/2008	4,000,000	3,999,861
M&I Marshall & Ilsley Bank, 5.32%, 6/13/2008	4,000,000	4,000,000
Merrill Lynch & Co., Inc., 5.3%, 7/17/2008	3,500,000	3,500,000
	Principal Amount ($)	Value ($)

Morgan Stanley:
5.34%, 9/5/2007	4,500,000	4,500,000
5.34%, 12/14/2007	1,500,000	1,500,000
Natixis SA, 5.42%, 8/31/2007	3,000,000	3,000,000
Northern Rock PLC, 5.34%, 11/5/2007	3,500,000	3,500,000
Skandinaviska Enskilda Banken, 5.32%, 7/16/2010	4,000,000	4,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.33%, 6/13/2008	1,000,000	1,000,000
5.34%, 3/9/2011	4,000,000	4,000,000
Total Short-Term Notes (Cost $126,404,993)		126,404,993

Repurchase Agreements 10.2%
JPMorgan Securites, Inc., 5.25%, dated 6/29/2007, to be repurchased at $1,300,569 on 7/2/2007 (a)	1,300,000	1,300,000
JPMorgan Securites, Inc., 5.4%, dated 6/29/2007, to be repurchased at $34,868,280 on 7/2/2007 (b)	34,852,596	34,852,596
State Street Bank & Trust Co., 3.8%, dated 6/29/2007, to be repurchased at $201,064 on 7/2/2007 (c)	201,000	201,000
Total Repurchase Agreements (Cost $36,353,596)		36,353,596
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $356,633,442)+	100.3	356,633,442
Other Assets and Liabilities, Net	(0.3)	(913,813)
Net Assets	100.0	355,719,629
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of June 30, 2007.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $356,633,442.
(a) Collateralized by $1,375,000 Federal Home Loan Mortgage Corp., 5.5%, maturing on 6/1/2037 with a value of $1,328,231.
(b) Collateralized by $36,805,000 Federal Home Loan Mortgage Corp., 5.5%, maturing on 6/1/2037 with a value of $35,553,117.
(c) Collateralized by $215,000 Federal Home Loan Mortgage Corp., Zero coupon, maturing on 5/14/2008 with a value of $205,594.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost (cost $320,279,846)	$ 320,279,846
Repurchase agreements, valued at amortized cost (cost $36,353,596)	36,353,596
Total investments in securities, valued at amortized cost (cost $356,633,442)	356,633,442
Cash	820
Interest receivable	1,798,683
Receivable for Portfolio shares sold	68,889
Other assets	4,532
Total assets	358,506,366
Liabilities
Payable for Portfolio shares redeemed	1,972,411
Distributions payable	608,009
Accrued management fee	99,239
Other accrued expenses and payables	107,078
Total liabilities	2,786,737
Net assets, at value	$ 355,719,629
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(39,115)
Accumulated net realized gain (loss)	(1,791)
Paid-in capital	355,760,535
Net assets, at value	$ 355,719,629
Class A Net Asset Value, offering and redemption price per share ($334,104,996 ÷ 334,129,122 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($21,614,633 ÷ 21,619,095 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Interest	$ 9,306,542
Expenses: Management fee	666,171
Custodian fee	15,610
Distribution service fee (Class B)	57,930
Record keeping fees (Class B)	31,504
Auditing	19,819
Legal	14,265
Trustees' fee and expenses	10,819
Reports to shareholders and shareholder meeting	78,468
Other	7,010
Total expenses, before expense reductions	901,596
Expense reductions	(30,623)
Total expenses, after expense reductions	870,973
Net investment income	8,435,569
Net realized gain (loss) on investment transactions	22
Net increase (decrease) in net assets resulting from operations	$ 8,435,591

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income	$ 8,435,569	$ 14,558,077
Net realized gain (loss) on investment transactions	22	5,373
Net increase (decrease) in net assets resulting from operations	8,435,591	14,563,450
Distributions to shareholders from: Net investment income: Class A	(7,377,871)	(12,054,423)
Class B	(1,062,023)	(2,502,064)
Portfolio share transactions: Class A Proceeds from shares sold	118,549,731	168,824,740
Net assets acquired in tax-free reorganization	—	56,965,779
Reinvestment of distributions	7,365,297	11,880,927
Cost of shares redeemed	(85,560,790)	(178,891,004)
Net increase (decrease) in net assets from Class A share transactions	40,354,238	58,780,442
Class B Proceeds from shares sold	23,988,408	63,581,378
Reinvestment of distributions	1,059,959	2,487,387
Cost of shares redeemed	(61,805,631)	(65,942,247)
Net increase (decrease) in net assets from Class B share transactions	(36,757,264)	126,518
Increase (decrease) in net assets	3,592,671	58,913,923
Net assets at beginning of period	352,126,958	293,213,035
Net assets at end of period (including accumulated distributions in excess of net investment income of $39,115 and $34,790, respectively)	$ 355,719,629	$ 352,126,958
Other Information
Class A Shares outstanding at beginning of period	293,774,884	235,000,612
Shares sold	118,549,731	168,824,740
Shares acquired in tax-free reorganization	—	56,959,609
Shares issued to shareholders in reinvestment of distributions	7,365,297	11,880,927
Shares redeemed	(85,560,790)	(178,891,004)
Net increase (decrease) in Class A shares	40,354,238	58,774,272
Shares outstanding at end of period	334,129,122	293,774,884
Class B Shares outstanding at beginning of period	58,376,359	58,249,841
Shares sold	23,988,408	63,581,378
Shares issued to shareholders in reinvestment of distributions	1,059,959	2,487,387
Shares redeemed	(61,805,631)	(65,942,247)
Net increase (decrease) in Class B shares	(36,757,264)	126,518
Shares outstanding at end of period	21,619,095	58,376,359

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.024	.046	.028	.009	.007	.013
Total from investment operations	.024	.046	.028	.009	.007	.013
Less distributions from: Net investment income	(.024)	(.046)	(.028)	(.009)	(.007)	(.013)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.47b**	4.65[b]	2.80	.91	.72	1.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	334	294	235	241	326	570
Ratio of expenses before expense reductions (%)	.47*	.52	.52	.53	.54	.54
Ratio of expenses after expense reductions (%)	.45*	.51	.52	.53	.54	.54
Ratio of net investment income (%)	4.93*	4.58	2.77	.88	.73	1.35
[a] For the six months ended June 30, 2007 (Unaudited). [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized
Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.023	.042	.024	.005	.004	.007
Total from investment operations	.023	.042	.024	.005	.004	.007
Less distributions from: Net investment income	(.023)	(.042)	(.024)	(.005)	(.004)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.30c**	4.25[c]	2.42	.52	.42[c]	.67c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	58	58	53	66	3
Ratio of expenses before expense reductions (%)	.84*	.90	.89	.91	.93	.79*
Ratio of expenses after expense reductions (%)	.81*	.89	.89	.91	.92	.64*
Ratio of net investment income (%)	4.57*	4.20	2.40	.50	.35	1.11*
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,112.80	$ 1,111.00
Expenses Paid per $1,000*	$ 3.77	$ 5.71
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,021.22	$ 1,019.39
Expenses Paid per $1,000*	$ 3.61	$ 5.46
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.72%	1.09%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Small Cap Growth VIP

In the first quarter of 2007, we witnessed some of the largest short-term declines in the Dow Jones Industrial Average (the Dow) in nearly four years.1 For example, on February 27, a 9% drop in the Shanghai stock market triggered a worldwide retreat and the Dow plunged 3.3%. In the second quarter, inflation fears, rising global interest rates, increases in energy prices and subprime mortgage woes contributed to volatility. In sharp contrast, strong rallies were driven by better-than-expected corporate earnings and a rush of merger and acquisition activity. Long-term bond yields hit a five-year high, and the yield curve regained its upward slope. At its June 2007 meeting, the US Federal Reserve Board (the Fed) held short-term interest rates steady at 5.25%, the eighth consecutive meeting where the Fed did not alter rates. Although the Fed acknowledged a slight improvement in inflationary pressures, it continued to look for additional moderation in inflation.

For the semiannual period ended June 30, 2007, the Portfolio's Class A shares, unadjusted for contract charges, outperformed the 9.33% return of the Russell 2000® Growth Index.

During the six-month period, positive contributors to performance included stock selection in the consumer discretionary, financials, and energy sectors; underweights to financials and consumer staples; and an overweight to energy compared with the benchmark.2 Detractors from performance included stock selection in the information technology and health care sectors, an underweight to industrials, and an overweight to consumer discretionary relative to the benchmark. We continue to maintain a long-term perspective, investing in quality small-cap growth stocks.

Robert S. Janis Joseph Axtell, CFA
Lead Portfolio Manager Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly in an index.
2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Consumer Discretionary	34%	22%
Information Technology	25%	26%
Health Care	17%	23%
Energy	11%	12%
Industrials	7%	4%
Financials	5%	8%
Materials	1%	—
Consumer Staples	—	3%
Telecommunication Services	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 249. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 33.3%
Hotels Restaurants & Leisure 12.2%
Buffalo Wild Wings, Inc.* (a)	164,600	6,845,714
Chipotle Mexican Grill, Inc. "A"* (a)	89,900	7,666,672
Einstein Noah Restaurant Group, Inc.* (a)	110,600	1,868,034
McCormick & Schmick's Seafood Restaurants, Inc.*	145,200	3,766,488
Orient-Express Hotels Ltd. "A"	117,600	6,279,840
		26,426,748
Internet & Catalog Retail 2.9%
NutriSystem, Inc.* (a)	89,200	6,229,728
Specialty Retail 13.0%
bebe stores, inc. (a)	224,100	3,587,841
Citi Trends, Inc.* (a)	62,300	2,364,908
Guess?, Inc.	334,000	16,045,360
J. Crew Group, Inc.*	56,800	3,072,312
Zumiez, Inc.* (a)	83,600	3,158,408
		28,228,829
Textiles, Apparel & Luxury Goods 5.2%
Under Armour, Inc. "A"* (a)	100,700	4,596,955
Volcom, Inc.*	132,100	6,622,173
		11,219,128
Energy 10.4%
Energy Equipment & Services 2.9%
Atwood Oceanics, Inc.* (a)	92,200	6,326,764
Oil, Gas & Consumable Fuels 7.5%
Carrizo Oil & Gas, Inc.* (a)	201,100	8,339,617
Clean Energy Fuels Corp.*	135,100	1,696,856
EXCO Resources, Inc.*	175,900	3,067,696
Western Refining, Inc.	54,600	3,155,880
		16,260,049
Financials 5.1%
Commercial Banks 2.4%
Signature Bank*	152,900	5,213,890
Diversified Financial Services 2.7%
Portfolio Recovery Associates, Inc. (a)	95,370	5,724,108
Health Care 16.8%
Health Care Equipment & Supplies 6.8%
Hologic, Inc.*	114,100	6,310,871
Kyphon, Inc.*	47,600	2,291,940
Orthofix International NV*	62,800	2,824,116
West Pharmaceutical Services, Inc.	69,000	3,253,350
		14,680,277
Health Care Providers & Services 6.7%
inVentiv Health, Inc.*	134,200	4,913,062
Nighthawk Radiology Holdings, Inc.* (a)	128,000	2,310,400
Providence Service Corp.* (a)	178,200	4,761,504
Radiation Therapy Services, Inc.* (a)	71,700	1,888,578
	Shares	Value ($)

Skilled Healthcare Group, Inc. "A"*	45,500	705,705
		14,579,249
Health Care Technology 3.3%
Allscripts Healthcare Solutions, Inc.* (a)	179,300	4,568,564
Systems Xcellence, Inc.*	86,800	2,497,236
		7,065,800
Industrials 7.1%
Aerospace & Defense 2.8%
BE Aerospace, Inc.*	145,900	6,025,670
Commercial Services & Supplies 1.1%
Huron Consulting Group, Inc.*	32,200	2,350,922
Construction & Engineering 1.1%
Aecom Technology Corp.*	100,200	2,485,962
Machinery 0.9%
Watts Water Technologies, Inc. "A" (a)	53,200	1,993,404
Trading Companies & Distributors 1.2%
H&E Equipment Services, Inc.*	91,800	2,546,532
Information Technology 23.8%
Electronic Equipment & Instruments 2.9%
Itron, Inc.* (a)	80,200	6,250,788
Internet Software & Services 7.7%
Bankrate, Inc.* (a)	87,100	4,173,832
CyberSource Corp.* (a)	218,200	2,631,492
Digital River, Inc.* (a)	166,600	7,538,650
Perficient, Inc.*	113,000	2,339,100
		16,683,074
IT Services 4.2%
Euronet Worldwide, Inc.* (a)	223,700	6,523,092
Forrester Research, Inc.*	93,200	2,621,716
		9,144,808
Semiconductors & Semiconductor Equipment 7.3%
FEI Co.* (a)	158,300	5,138,418
FormFactor, Inc.*	160,600	6,150,980
Standard Microsystems Corp.*	72,100	2,475,914
Tessera Technologies, Inc.*	49,900	2,023,445
		15,788,757
Software 1.7%
THQ, Inc.*	122,750	3,746,330
Materials 1.1%
Metals & Mining
A.M. Castle & Co.	22,800	818,748
Haynes International, Inc.*	18,100	1,528,183
		2,346,931
Total Common Stocks (Cost $149,357,626)		211,317,748

Securities Lending Collateral 32.7%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $70,904,250)	70,904,250	70,904,250

	Shares	Value ($)

Cash Equivalents 2.6%
Cash Management QP Trust, 5.34% (b) (Cost $5,556,704)	5,556,704	5,556,704
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $225,818,580)+	132.9	287,778,702
Other Assets and Liabilities, Net	(32.9)	(71,205,538)
Net Assets	100.0	216,573,164
* Non-income producing security.
+ The cost for federal income tax purposes was $225,990,989. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $61,787,713. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,289,445 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,501,732.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $69,300,577 which is 32.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $149,357,626) — including $69,300,577 of securities loaned	$ 211,317,748
Investment in Daily Assets Fund Institutional (cost $70,904,250)*	70,904,250
Investment in Cash Management QP Trust (cost $5,556,704)	5,556,704
Total investments in securities, at value (cost $225,818,580)	287,778,702
Receivable for investments sold	201,767
Dividends receivable	23,316
Interest receivable	81,149
Receivable for Portfolio shares sold	673
Other assets	2,315
Total assets	288,087,922
Liabilities
Payable for Portfolio shares redeemed	238,147
Payable for investments purchased	157,350
Payable upon return of securities loaned	70,904,250
Accrued management fee	116,976
Other accrued expenses and payables	98,035
Total liabilities	71,514,758
Net assets, at value	$ 216,573,164
Net Assets
Net assets consist of: Accumulated net investment loss	(212,389)
Net unrealized appreciation (depreciation) on investments	61,960,122
Accumulated net realized gain (loss)	(109,354,659)
Paid-in capital	264,180,090
Net assets, at value	$ 216,573,164
Class A Net Asset Value, offering and redemption price per share ($209,146,541 ÷ 13,249,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.79
Class B Net Asset Value, offering and redemption price per share ($7,426,623 ÷ 478,965 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.51
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 201,548
Interest — Cash Management QP Trust	139,049
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	338,181
Total Income	678,778
Expenses: Management fee	753,713
Custodian fee	7,819
Distribution service fee (Class B)	33,965
Record keeping fees (Class B)	18,683
Auditing	28,742
Legal	8,046
Trustees' fees and expenses	11,460
Reports to shareholders	47,240
Other	8,345
Total expenses before expense reductions	918,013
Expense reductions	(36,374)
Total expenses after expense reductions	881,639
Net investment income (loss)	(202,861)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	7,935,051
Net unrealized appreciation (depreciation) during the period on investments	17,064,453
Net gain (loss) on investment transactions	24,999,504
Net increase (decrease) in net assets resulting from operations	$ 24,796,643

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ (202,861)	$ (999,550)
Net realized gain (loss) on investment transactions	7,935,051	18,324,595
Net unrealized appreciation (depreciation) during the period on investment transactions	17,064,453	(3,666,288)
Net increase (decrease) in net assets resulting from operations	24,796,643	13,658,757
Portfolio share transactions: Class A Proceeds from shares sold	4,638,932	11,831,161
Cost of shares redeemed	(25,737,003)	(58,380,185)
Net increase (decrease) in net assets from Class A share transactions	(21,098,071)	(46,549,024)
Class B Proceeds from shares sold	549,122	2,945,973
Cost of shares redeemed	(32,879,939)	(6,685,805)
Net increase (decrease) in net assets from Class B share transactions	(32,330,817)	(3,739,832)
Increase (decrease) in net assets	(28,632,245)	(36,630,099)
Net assets at beginning of period	245,205,409	281,835,508
Net assets at end of period (including accumulated net investment loss of $212,389 and $9,528, respectively)	$ 216,573,164	$ 245,205,409
Other Information
Class A Shares outstanding at beginning of period	14,686,087	18,035,147
Shares sold	312,397	837,139
Shares redeemed	(1,749,423)	(4,186,199)
Net increase (decrease) in Class A shares	(1,437,026)	(3,349,060)
Shares outstanding at end of period	13,249,061	14,686,087
Class B Shares outstanding at beginning of period	2,636,495	2,908,589
Shares sold	36,741	216,737
Shares redeemed	(2,194,271)	(488,831)
Net increase (decrease) in Class B shares	(2,157,530)	(272,094)
Shares outstanding at end of period	478,965	2,636,495

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.19	$ 13.48	$ 12.59	$ 11.34	$ 8.53	$ 12.80
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.04)[d]	(.06)	(.05)	(.04)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.61	.75	.95	1.30	2.85	(4.25)
Total from investment operations	1.60	.71	.89	1.25	2.81	(4.27)
Net asset value, end of period	$ 15.79	$ 14.19	$ 13.48	$ 12.59	$ 11.34	$ 8.53
Total Return (%)	11.28e**	5.27[d,e]	7.07[c]	11.02	32.94	(33.36)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209	208	243	210	210	154
Ratio of expenses before expense reductions (%)	.75*	.73	.72	.71	.69	.71
Ratio of expenses after expense reductions (%)	.72*	.72	.72	.71	.69	.71
Ratio of net investment income (loss) (%)	(.13)*	(.32)[d]	(.47)	(.47)	(.41)	(.24)
Portfolio turnover rate (%)	31**	73	94	117	123	68
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
[e] Total return would have been lower had certain expenses been reduced.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.96	$ 13.32	$ 12.48	$ 11.29	$ 8.52	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[c]	(.04)	(.09)[f]	(.11)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.59	.73	.95	1.29	2.86	(.85)
Total from investment operations	1.55	.64	.84	1.19	2.77	(.87)
Net asset value, end of period	$ 15.51	$ 13.96	$ 13.32	$ 12.48	$ 11.29	$ 8.52
Total Return (%)	11.10d**	4.80[d,f]	6.73[d,e]	10.54d	32.51	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	37	39	28	15.5
Ratio of expenses before expense reductions (%)	1.14*	1.12	1.12	1.10	1.08	.96*
Ratio of expenses after expense reductions (%)	1.09*	1.09	1.09	1.09	1.08	.96*
Ratio of net investment income (loss) (%)	(.50)*	(.69)[f]	(.84)	(.85)	(.80)	(.39)*
Portfolio turnover rate (%)	31**	73	94	117	123	68
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 20, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,017.40	$ 1,015.40
Expenses Paid per $1,000*	$ 4.25	$ 6.10
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.58	$ 1,018.74
Expenses Paid per $1,000*	$ 4.26	$ 6.11
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.85%	1.22%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Strategic Income VIP

The global bond markets produced modestly positive performance during the first half of the year. High-yield and emerging-market bonds delivered the best performance, while the bonds of developed market nations generally lagged. In this environment, the Portfolio's Class A shares (unadjusted for contract charges) outperformed the benchmarks' returns of 0.58% for the JP Morgan Emerging Markets Bond Index Plus, 1.01% for the Lehman Brothers US Treasury Index, and -0.41% for the Citigroup World Government Bond Index (US dollar terms — Unhedged). The Portfolio underperformed the 3.00% return of the Merrill Lynch High Yield Master Cash Pay Only Index.

The Portfolio's positions in high-yield bonds and the emerging markets both added value. In the high-yield segment, the top contributors were North Atlantic Trading Co. and Young Broadcasting, Inc. In the emerging markets, an overweight in Brazil made the largest contribution. Notable detractors were the Portfolio's overweight in Argentina and its lack of a position in Ecuador.1 Turning to the developed markets, performance was helped by a decision to maintain below-benchmark interest rate exposures at a time when strong global growth is prompting most central banks to raise rates. The Portfolio's currency positioning had a neutral impact on performance.

While we remain wary of inflation, we do not expect the more extreme scenarios regarding interest rates to unfold. Accordingly, the Portfolio remains positioned for an environment of stable global growth. In addition, we will continue to opportunistically add to, or subtract from, the Portfolio's exposure to both high-yield and emerging-markets debt in an effort to deliver strong risk-adjusted returns. Despite narrow yield spreads, both asset classes continue to offer a yield advantage over US, foreign government and corporate securities.

Gary Sullivan, CFA William Chepolis, CFA
Matthew F. MacDonald Thomas Picciochi
Robert Wang

Portfolio Managers, Deutsche Investment Management Americas Inc.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Index Plus is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index is an unmanaged index comprised of government bonds from 18 developed countries, including the US, with maturities greater than one year.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Government & Agency Obligations	49%	56%
Corporate Bonds	35%	36%
Cash Equivalents	13%	7%
Commercial and Non-Agency Mortgage-Backed Securities	3%	—
Other	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/07	12/31/06

AAA*	31%	30%
AA	2%	1%
A	5%	6%
BBB	6%	5%
BB	22%	25%
B	20%	20%
CCC	5%	5%
Not Rated	9%	8%
	100%	100%
* Includes cash equivalents
Interest Rate Sensitivity	6/30/07	12/31/06

Average maturity	7.1 years	7.6 years
Average duration	5.8 years	5.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 260. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 33.9%
Consumer Discretionary 7.6%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK) (b)	44,277	48,594
Affinia Group, Inc., 9.0%, 11/30/2014	90,000	88,200
AMC Entertainment, Inc., 8.0%, 3/1/2014	145,000	142,100
American Achievement Corp., 8.25%, 4/1/2012	30,000	30,225
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	40,000	38,000
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	65,000	64,025
8.0%, 3/15/2014 (b)	30,000	30,300
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	45,000	45,900
Buffets, Inc., 12.5%, 11/1/2014 (b)	40,000	38,300
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	55,000	53,625
Cablevision Systems Corp., Series B, 9.82%**, 4/1/2009	25,000	26,125
Caesars Entertainment, Inc., 8.875%, 9/15/2008	65,000	66,787
Canwest Mediaworks LP, 144A, 9.25%, 8/1/2015	50,000	50,000
Charter Communications Holdings LLC:
10.25%, 9/15/2010	325,000	339,625
Series B, 10.25%, 9/15/2010	80,000	83,500
11.0%, 10/1/2015	261,000	272,419
Claire's Stores, Inc., 144A, 9.25%, 6/1/2015	65,000	61,750
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	70,000	65,275
CSC Holdings, Inc.:
7.25%, 7/15/2008 (b)	50,000	50,375
7.875%, 12/15/2007	150,000	150,937
Series B, 8.125%, 7/15/2009	20,000	20,400
Series B, 8.125%, 8/15/2009	25,000	25,500
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	20,000	21,100
Dex Media East LLC/Financial, 12.125%, 11/15/2012 (b)	411,000	442,339
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	42,000	41,580
EchoStar DBS Corp.:
6.625%, 10/1/2014	65,000	62,075
7.125%, 2/1/2016	80,000	78,200
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	80,000	78,800
Foot Locker, Inc., 8.5%, 1/15/2022	20,000	20,300
Ford Motor Co., 7.45%, 7/16/2031 (b)	55,000	43,931
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014 (b)	210,000	179,550
General Motors Corp.:
7.2%, 1/15/2011 (b)	140,000	134,575
7.4%, 9/1/2025 (b)	60,000	50,550
8.375%, 7/15/2033 (b)	140,000	127,750
Golden Nugget, 7.36%, 6/16/2014***	15,000	15,000
	Principal Amount ($)(a)	Value ($)

Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	340,000	369,325
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	55,000	54,725
Gregg Appliances, Inc., 9.0%, 2/1/2013	25,000	26,625
Group 1 Automotive, Inc., 8.25%, 8/15/2013 (b)	30,000	30,975
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	85,000	86,275
Hertz Corp.:
8.875%, 1/1/2014	80,000	83,400
10.5%, 1/1/2016 (b)	35,000	38,675
ION Media Networks, Inc., 144A, 11.606%**, 1/15/2013	55,000	56,925
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	195,000	184,519
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	100,000	103,875
Jarden Corp., 7.5%, 5/1/2017	50,000	49,375
Liberty Media LLC:
5.7%, 5/15/2013 (b)	10,000	9,399
8.25%, 2/1/2030 (b)	50,000	48,491
8.5%, 7/15/2029	95,000	94,874
Majestic Star Casino LLC, 9.5%, 10/15/2010	10,000	10,400
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	30,000	32,175
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	45,000	47,700
11.0%, 6/15/2012 (b)	20,000	20,400
MGM MIRAGE:
6.75%, 9/1/2012	25,000	23,875
8.375%, 2/1/2011	50,000	51,125
Michaels Stores, Inc., 144A, 10.0%, 11/1/2014 (b)	85,000	87,125
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	95,000	98,800
NCL Corp., 10.625%, 7/15/2014 (b)	20,000	19,300
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012 (b)	155,000	141,825
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015 (b)	65,000	62,075
Penske Automotive Group, Inc., 7.75%, 12/15/2016	140,000	139,300
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	60,000	62,700
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	380,000	395,200
PRIMEDIA, Inc., 8.875%, 5/15/2011 (b)	60,000	61,800
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	45,000	45,563
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	40,000	37,400
Sabre Holdings Corp., 8.35%, 3/15/2016	50,000	45,000
Sbarro, Inc., 10.375%, 2/1/2015 (b)	35,000	34,081
Seminole Hard Rock Entertainment, Inc., 144A, 7.86%**, 3/15/2014	65,000	65,487
	Principal Amount ($)(a)	Value ($)

Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	50,000	50,438
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014 (b)	185,000	155,400
7.875%, 1/15/2014 (b)	20,000	19,900
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	29,000	29,870
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	85,000	83,300
Six Flags, Inc., 9.75%, 4/15/2013	25,000	23,531
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	55,000	56,650
Station Casinos, Inc., 6.5%, 2/1/2014	75,000	66,375
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	288,000	272,160
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	60,000	60,750
Toys "R" Us, Inc., 7.375%, 10/15/2018	45,000	37,913
Travelport LLC:
9.875%, 9/1/2014	25,000	26,500
9.985%**, 9/1/2014	45,000	46,125
11.875%, 9/1/2016 (b)	25,000	27,594
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	125,000	124,062
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014 (b)	35,000	33,338
United Components, Inc., 9.375%, 6/15/2013	10,000	10,325
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK) (b)	225,000	222,187
Vitro, SAB de CV:
144A, 8.625%, 2/1/2012	40,000	40,600
144A, 9.125%, 2/1/2017	75,000	76,875
Series A, 11.75%, 11/1/2013	25,000	27,625
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	40,000	40,500
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	115,000	112,700
Young Broadcasting, Inc., 8.75%, 1/15/2014	265,000	250,425
		7,701,644
Consumer Staples 1.2%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	20,000	20,450
Cerveceria Nacional Dominicana, 144A, 8.0%, 3/27/2014	100,000	103,000
Constellation Brands, Inc., 144A, 7.25%, 5/15/2017	45,000	43,875
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	50,000	48,000
Delhaize America, Inc.:
8.05%, 4/15/2027	20,000	20,882
9.0%, 4/15/2031	132,000	159,476
General Nutrition Centers, Inc., 144A, 9.796%, 3/15/2014 (PIK) (b)	65,000	62,725
Harry & David Holdings, Inc., 10.36%**, 3/1/2012	60,000	60,600
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	223,000	223,000
Pilgrim's Pride Corp., 7.625%, 5/1/2015	25,000	24,938
	Principal Amount ($)(a)	Value ($)

Rite Aid Corp.:
7.5%, 3/1/2017	95,000	91,675
144A, 9.5%, 6/15/2017	50,000	48,000
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	65,000	65,000
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	50,000	66,657
Viskase Cos., Inc., 11.5%, 6/15/2011	225,000	225,000
		1,263,278
Energy 3.9%
Belden & Blake Corp., 8.75%, 7/15/2012	255,000	261,375
Chaparral Energy, Inc., 8.5%, 12/1/2015	65,000	63,538
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	35,000	32,681
6.875%, 1/15/2016	170,000	166,175
7.75%, 1/15/2015 (b)	25,000	25,438
Cimarex Energy Co., 7.125%, 5/1/2017	45,000	43,875
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	85,000	85,850
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	125,000	108,437
Denbury Resources, Inc., 7.5%, 12/15/2015	20,000	19,950
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	15,000	14,738
144A, 7.75%, 6/1/2019	95,000	88,350
8.375%, 5/1/2016	105,000	102,637
Energy Partners Ltd., 144A, 9.75%, 4/15/2014	35,000	34,738
Frontier Oil Corp., 6.625%, 10/1/2011 (b)	40,000	39,000
GAZ Capital (Gazprom), 144A, 6.51%, 3/7/2022	230,000	227,010
Mariner Energy, Inc., 8.0%, 5/15/2017	40,000	39,700
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	75,000	75,000
144A, 8.25%, 12/15/2014	55,000	55,825
Peabody Energy Corp., 7.375%, 11/1/2016	40,000	40,800
Pemex Project Funding Master Trust:
8.0%, 11/15/2011 (b)	330,000	358,050
9.5%, 9/15/2027	205,000	275,315
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	115,000	135,017
Plains Exploration & Production Co., 7.0%, 3/15/2017	30,000	28,425
Quicksilver Resources, Inc., 7.125%, 4/1/2016	35,000	33,775
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	95,000	92,387
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	99,250
144A, 7.5%, 11/30/2016	200,000	199,000
Secunda International Ltd., 13.356%**, 9/1/2012	75,000	77,812
Seitel, Inc., 144A, 9.75%, 2/15/2014	95,000	94,050
Stone Energy Corp.:
6.75%, 12/15/2014	160,000	147,200
144A, 8.11%**, 7/15/2010	85,000	85,000
	Principal Amount ($)(a)	Value ($)

Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	45,000	49,379
Tesoro Corp., 144A, 6.5%, 6/1/2017	75,000	73,312
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	40,000	37,200
Whiting Petroleum Corp.:
7.0%, 2/1/2014	55,000	51,700
7.25%, 5/1/2012 (b)	40,000	38,000
7.25%, 5/1/2013	20,000	19,000
Williams Companies, Inc.:
8.125%, 3/15/2012	180,000	191,025
8.75%, 3/15/2032	280,000	324,100
Williams Partners LP, 7.25%, 2/1/2017	45,000	45,225
		3,979,339
Financials 5.2%
Alamosa Delaware, Inc., 11.0%, 7/31/2010	60,000	63,568
Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	145,000	144,275
Ashton Woods USA LLC, 9.5%, 10/1/2015	145,000	134,125
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	30,000
CEVA Group PLC, 144A, 10.0%, 12/1/2016 EUR	50,000	66,319
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	300,000	333,000
E*TRADE Financial Corp.:
7.375%, 9/15/2013	35,000	35,525
7.875%, 12/1/2015 (b)	30,000	31,238
8.0%, 6/15/2011	65,000	66,625
Ford Motor Credit Co. LLC:
7.25%, 10/25/2011	125,000	120,304
7.375%, 10/28/2009	690,000	684,933
7.8%, 6/1/2012	50,000	48,776
7.875%, 6/15/2010	205,000	204,961
8.0%, 12/15/2016 (b)	100,000	95,785
8.11%**, 1/13/2012	100,000	99,746
GMAC LLC:
6.875%, 9/15/2011	800,000	786,923
8.0%, 11/1/2031 (b)	346,000	353,813
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	35,000	36,138
144A, 8.875%, 4/1/2015 (PIK) (b)	100,000	103,000
144A, 9.75%, 4/1/2017 (b)	70,000	73,150
Hexion US Financial, 9.75%, 11/15/2014	40,000	41,400
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	40,000	39,200
Idearc, Inc., 8.0%, 11/15/2016	280,000	282,800
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	55,000	52,456
iPayment, Inc., 9.75%, 5/15/2014 (b)	45,000	45,000
K&F Acquisition, Inc., 7.75%, 11/15/2014	20,000	21,200
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	50,000	49,000
144A, 10.0%, 5/1/2015	65,000	63,375
	Principal Amount ($)(a)	Value ($)

Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	50,000	49,500
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	60,000	51,300
Petroplus Finance Ltd., 144A, 7.0%, 5/1/2017	75,000	72,187
Pinnacle Foods Finance LLC:
144A, 9.25%, 4/1/2015 (b)	35,000	33,775
144A, 10.625%, 4/1/2017 (b)	20,000	19,250
R.H. Donnelly, Inc., 10.875%, 12/15/2012	190,000	202,587
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	40,000	36,500
Sally Holdings LLC, 144A, 9.25%, 11/15/2014	55,000	55,138
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	80,000	76,400
U.S.I. Holdings Corp.:
144A, 9.23%**, 11/15/2014	25,000	24,875
144A, 9.75%, 5/15/2015	40,000	39,800
UCI Holdingco., Inc., 144A, 12.36%**, 12/15/2013 (PIK)	58,654	59,534
Universal City Development Partners, 11.75%, 4/1/2010	235,000	249,100
Wimar Opco LLC, 144A, 9.625%, 12/15/2014	220,000	211,750
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	40,000	38,800
Series B, 9.75%, 2/15/2017 (b)	30,000	29,025
		5,356,156
Health Care 1.5%
Advanced Medical, 7.11%, 4/2/2014	30,000	29,906
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	30,000	28,350
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015***	355,000	359,881
HCA, Inc.:
6.5%, 2/15/2016 (b)	100,000	84,625
144A, 9.125%, 11/15/2014	95,000	99,869
144A, 9.25%, 11/15/2016	135,000	143,775
HEALTHSOUTH Corp.:
10.75%, 6/15/2016 (b)	90,000	97,650
11.409%**, 6/15/2014 (b)	20,000	21,600
Iasis Healthcare LLC, 8.75%, 6/15/2014	20,000	20,000
Omnicare, Inc., 6.125%, 6/1/2013 (b)	20,000	18,625
Psychiatric Solutions, Inc., 144A, 7.75%, 7/15/2015	50,000	49,437
PTS Acquisition Corp., 144A, 9.5%, 4/15/2015 (PIK)	35,000	34,388
Sun Healthcare Group, Inc., 144A, 9.125%, 4/15/2015	45,000	46,800
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	55,000	54,725
Tenet Healthcare Corp., 9.25%, 2/1/2015 (b)	175,000	166,250
The Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	95,000	94,050
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	35,000	34,650
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	150,000	148,500
		1,533,081
	Principal Amount ($)(a)	Value ($)

Industrials 3.9%
Actuant Corp., 144A, 6.875%, 6/15/2017 (b)	40,000	39,600
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	65,000	65,569
Alion Science and Technology, 10.25%, 2/1/2015	40,000	41,300
Allied Security Escrow Corp., 11.375%, 7/15/2011	85,000	85,425
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	187,000	196,116
American Color Graphics, Inc., 10.0%, 6/15/2010	80,000	64,000
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	75,000	76,312
144A, 8.86%**, 2/1/2015	65,000	65,975
Baldor Electric Co., 8.625%, 2/15/2017	45,000	47,588
Belden, Inc., 144A, 7.0%, 3/15/2017	45,000	44,325
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	98,500
Bristow Group, Inc., 144A, 7.5%, 9/15/2017 (b)	55,000	55,137
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	165,000	155,100
Building Materials Corp. of America, 7.75%, 8/1/2014 (b)	65,000	63,050
Cenveo Corp., 7.875%, 12/1/2013	120,000	117,600
Congoleum Corp., 8.625%, 8/1/2008*	125,000	114,375
DRS Technologies, Inc.:
6.625%, 2/1/2016	25,000	24,125
6.875%, 11/1/2013	135,000	130,950
7.625%, 2/1/2018 (b)	165,000	166,650
Education Management LLC, 8.75%, 6/1/2014	45,000	46,125
Esco Corp., 144A, 8.625%, 12/15/2013	95,000	99,750
General Cable Corp.:
144A, 7.125%, 4/1/2017	55,000	54,450
144A, 7.725%**, 4/1/2015 (b)	55,000	55,000
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013 (b)	40,000	39,400
Harland Clarke Holdings Corp., 144A, 9.5%, 5/15/2015 (b)	45,000	43,200
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	35,000	36,050
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	175,000	148,750
8.875%, 4/1/2012 (b)	170,000	156,400
Kansas City Southern de Mexico:
144A, 7.375%, 6/1/2014	40,000	39,700
144A, 7.625%, 12/1/2013	155,000	154,612
9.375%, 5/1/2012	85,000	90,950
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	30,000	29,775
9.5%, 10/1/2008	325,000	336,375
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	85,000	90,525
Navios Maritime Holdings, Inc., 144A, 9.5%, 12/15/2014 (b)	75,000	79,500
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	30,000	31,350
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	20,000	21,950
	Principal Amount ($)(a)	Value ($)

RBS Global & Rexnord Corp., 9.5%, 8/1/2014	45,000	46,125
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017	40,000	37,800
Ship Finance International Ltd., 8.5%, 12/15/2013	45,000	46,350
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	75,000	73,500
Terex Corp., 7.375%, 1/15/2014	30,000	30,000
The Manitowoc Co., Inc., 7.125%, 11/1/2013	15,000	15,038
Titan International, Inc., 8.0%, 1/15/2012	140,000	143,850
TransDigm, Inc., 144A, 7.75%, 7/15/2014	30,000	30,300
Tribune Co., 7.86%, 5/24/2014	90,000	87,900
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	55,000	54,863
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	95,000	92,625
Vangent, Inc., 144A, 9.625%, 2/15/2015	35,000	35,390
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	35,000	35,931
		3,935,231
Information Technology 1.2%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	45,000	42,975
L-3 Communications Corp.:
5.875%, 1/15/2015	160,000	148,400
Series B, 6.375%, 10/15/2015	80,000	75,600
Lucent Technologies, Inc., 6.45%, 3/15/2029	310,000	269,700
MasTec, Inc., 144A, 7.625%, 2/1/2017	65,000	65,163
Sanmina-SCI Corp.:
144A, 8.11%**, 6/15/2010 (b)	40,000	40,100
8.125%, 3/1/2016 (b)	65,000	60,450
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	90,000	86,400
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	170,000	179,775
Unisys Corp., 7.875%, 4/1/2008	280,000	280,000
		1,248,563
Materials 4.0%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	25,000	25,750
ARCO Chemical Co., 9.8%, 2/1/2020	460,000	499,100
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	95,000	70,775
Cascades, Inc., 7.25%, 2/15/2013	140,000	136,150
Chemtura Corp., 6.875%, 6/1/2016	90,000	85,050
Clondalkin Acquisition BV:
144A, 6.147%**, 12/15/2013 EUR	50,000	70,243
144A, 7.359%**, 12/15/2013	75,000	74,997
CPG International I, Inc.:
10.5%, 7/1/2013	130,000	133,250
12.117%**, 7/1/2012	30,000	30,750
	Principal Amount ($)(a)	Value ($)

Equistar Chemical Funding, 10.625%, 5/1/2011	66,000	69,465
Exopack Holding Corp., 11.25%, 2/1/2014	160,000	168,800
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	75,000	80,062
GEO Specialty Chemicals, Inc., 144A, 13.349%**, 12/31/2009 (f)	283,000	232,414
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	35,000	33,600
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	45,000	44,100
Hexcel Corp., 6.75%, 2/1/2015	195,000	189,150
Huntsman LLC, 11.625%, 10/15/2010	243,000	261,225
Ineos Group Holdings PLC, 144A, 7.875%, 2/15/2016 EUR	50,000	63,443
International Coal Group, Inc., 10.25%, 7/15/2014 (b)	65,000	67,194
Jefferson Smurfit Corp., 8.25%, 10/1/2012	25,000	24,813
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	130,000	111,150
Lyondell Chemical Co.:
6.875%, 6/15/2017 (b)	235,000	226,775
10.5%, 6/1/2013 (b)	30,000	32,400
MacDermid, Inc., 144A, 9.5%, 4/15/2017	45,000	45,225
Massey Energy Co.:
6.625%, 11/15/2010 (b)	65,000	64,025
6.875%, 12/15/2013 (b)	105,000	96,206
Metals USA Holding Corp.:
144A, 11.36%**, 7/1/2012 (PIK)	70,000	64,400
144A, 11.356%**, 1/15/2012 (PIK)	55,000	55,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013 (b)	50,000	43,063
Momentive Performance Materials, Inc.:
144A, 9.75%, 12/1/2014	75,000	75,750
144A, 11.5%, 12/1/2016 (b)	30,000	30,300
Mueller Water Products, Inc., 144A, 7.375%, 6/1/2017	50,000	49,581
Neenah Foundry Co., 9.5%, 1/1/2017	45,000	43,200
NewMarket Corp., 7.125%, 12/15/2016	110,000	106,425
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	65,000	88,414
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	157,024	2,355
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Radnor Holdings Corp., 11.0%, 3/15/2010*	25,000	94
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	90,000	87,300
8.375%, 7/1/2012	45,000	45,056
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	140,000	135,100
The Mosaic Co., 144A, 7.375%, 12/1/2014 (b)	85,000	85,850
	Principal Amount ($)(a)	Value ($)

TriMas Corp., 9.875%, 6/15/2012	100,000	102,750
Witco Corp., 6.875%, 2/1/2026	35,000	29,050
Wolverine Tube, Inc., 10.5%, 4/1/2009	85,000	84,787
		4,064,598
Telecommunication Services 2.9%
American Cellular Corp., Series B, 10.0%, 8/1/2011	13,000	13,618
BCM Ireland, (Preferred), 144A, 11.061%, 2/15/2017 (PIK) EUR	56,470	77,003
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	180,000	168,750
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	110,000	117,975
10.125%, 6/15/2013	40,000	42,900
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	190,000	194,750
8.375%, 1/15/2014	55,000	55,550
Citizens Communications Co., 6.625%, 3/15/2015	65,000	61,750
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	140,000	144,550
Dobson Cellular Systems, 9.875%, 11/1/2012	75,000	80,812
Dobson Communications Corp., 8.875%, 10/1/2013 (b)	70,000	73,150
Embratel, Series B, 11.0%, 12/15/2008	20,000	21,250
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	30,000	30,300
Insight Midwest LP, 9.75%, 10/1/2009 (b)	26,000	26,195
Intelsat Bermuda Ltd.:
8.872%**, 1/15/2015	10,000	10,213
9.25%, 6/15/2016	35,000	37,188
11.25%, 6/15/2016	95,000	106,400
Intelsat Corp., 9.0%, 6/15/2016	40,000	41,900
Intelsat Ltd., 5.25%, 11/1/2008	35,000	34,475
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	80,000	81,200
iPCS, Inc., 144A, 7.48%**, 5/1/2013	25,000	25,031
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	150,000	154,875
Millicom International Cellular SA, 10.0%, 12/1/2013	75,000	81,187
Mobifon Holdings BV, 12.5%, 7/31/2010	195,000	208,162
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015 (b)	270,000	269,884
Nortel Networks Ltd.:
144A, 9.61%**, 7/15/2011	85,000	90,419
144A, 10.125%, 7/15/2013	100,000	107,250
144A, 10.75%, 7/15/2016 (b)	55,000	60,775
Qwest Corp., 7.25%, 9/15/2025	20,000	19,950
Rural Cellular Corp., 9.875%, 2/1/2010	85,000	88,825
Stratos Global Corp., 9.875%, 2/15/2013	30,000	31,875
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	100,000	102,250
US Unwired, Inc., Series B, 10.0%, 6/15/2012	110,000	119,114
	Principal Amount ($)(a)	Value ($)

Virgin Media Finance PLC, 8.75%, 4/15/2014	160,000	164,800
West Corp., 9.5%, 10/15/2014	55,000	56,375
		3,000,701
Utilities 2.5%
AES Corp., 144A, 8.75%, 5/15/2013	465,000	490,575
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	370,000	394,050
CMS Energy Corp., 8.5%, 4/15/2011 (b)	225,000	239,314
Edison Mission Energy, 144A, 7.0%, 5/15/2017	85,000	80,113
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	375,000	380,891
Mirant Americas Generation LLC, 8.3%, 5/1/2011	40,000	41,300
Mirant North America LLC, 7.375%, 12/31/2013	30,000	30,675
NRG Energy, Inc.:
7.25%, 2/1/2014	165,000	165,413
7.375%, 2/1/2016	310,000	310,775
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	190,000	204,276
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	100,000	103,000
Sierra Pacific Resources:
6.75%, 8/15/2017	105,000	103,221
8.625%, 3/15/2014	25,000	26,833
		2,570,436
Total Corporate Bonds (Cost $34,306,920)		34,653,027

Commercial and Non-Agency Mortgage-Backed Securities 3.2%
Credit Suisse Mortgage Capital Certificates Trust, "A2", Series 2007-C1, 5.268%, 2/15/2040	1,174,000	1,155,746
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	1,498,000	1,450,241
Morgan Stanley Capital I Trust, "A4", Series 2007-HQ11, 5.447%, 2/12/2044	720,000	696,137
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $3,409,261)		3,302,124

Government & Agency Obligations 48.0%
Sovereign Bonds 36.8%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	250,000	307,920
Bundesrepublic Deutschland, Series 06, 4.0%, 7/4/2016 EUR	1,350,000	1,753,266
Dominican Republic, Series REG S, 9.5%, 9/27/2011	254,920	271,490
Egypt Government AID Bonds, 4.45%, 9/15/2015	5,050,000	4,735,233
Federative Republic of Brazil:
6.0%, 1/17/2017	940,000	921,200
7.125%, 1/20/2037 (b)	310,000	334,800
7.875%, 3/7/2015 (b)	235,000	259,910
8.75%, 2/4/2025	260,000	321,750
8.875%, 10/14/2019	610,000	740,540
	Principal Amount ($)(a)	Value ($)

11.0%, 8/17/2040 (b)	655,000	859,032
12.5%, 1/5/2016 BRL	250,000	149,999
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	1,650,000	485,639
Government of Ukraine:
Series REG S, 4.95%, 10/13/2015 EUR	130,000	165,391
Series REG S, 7.65%, 6/11/2013	150,000	158,745
Kingdom of Spain, 3.15%, 1/31/2016 EUR	1,900,000	2,309,924
Province of Ontario, 3.5%, 9/17/2007	1,500,000	1,494,937
Republic of Argentina:
5.475%**, 8/3/2012 (PIK)	830,000	592,080
5.83%, 12/31/2033 (PIK) ARS	375	167
7.82%, 12/31/2033 (PIK) EUR	761,727	946,286
Republic of Colombia:
8.25%, 12/22/2014	145,000	162,183
10.0%, 1/23/2012	290,000	334,225
Republic of El Salvador, 144A, 7.65%, 6/15/2035	576,000	658,080
Republic of Greece:
2.9%, 6/21/2008 EUR	2,100,000	2,801,116
4.5%, 9/20/2037 EUR	1,200,000	1,488,199
Republic of Indonesia, 144A, 6.875%, 3/9/2017 (b)	340,000	351,900
Republic of Panama:
7.125%, 1/29/2026	141,000	150,165
9.375%, 1/16/2023	570,000	718,200
Republic of Peru, 7.35%, 7/21/2025	975,000	1,085,175
Republic of Philippines:
7.75%, 1/14/2031	100,000	110,250
8.0%, 1/15/2016	540,000	593,298
8.375%, 2/15/2011	20,000	21,350
9.375%, 1/18/2017	150,000	180,375
Republic of Serbia, 144A, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	115,000	108,100
Republic of Turkey:
7.0%, 9/26/2016 (b)	425,000	429,781
7.25%, 3/15/2015	70,000	72,188
11.75%, 6/15/2010	405,000	468,544
20.0%, 10/17/2007 TRY	35	27
Republic of Uruguay:
7.625%, 3/21/2036 (b)	101,000	110,595
8.0%, 11/18/2022	265,000	294,150
9.25%, 5/17/2017	105,000	125,475
Republic of Venezuela:
6.0%, 12/9/2020	430,000	347,870
7.65%, 4/21/2025	50,000	45,675
10.75%, 9/19/2013	650,000	721,825
Russian Federation, Series REG S, 7.5%, 3/31/2030	1,422,850	1,567,269
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	250,000	225,148
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016 (b)	540,000	561,600
United Kingdom Treasury Bond:
5.0%, 3/7/2008 GBP	2,250,000	4,499,024
5.0%, 3/7/2025 GBP	1,000,000	1,967,973
	Principal Amount ($)(a)	Value ($)

United Mexican States:
5.625%, 1/15/2017 (b)	510,000	499,290
Series A, 6.75%, 9/27/2034	83,000	88,828
		37,596,187
US Government Sponsored Agencies 3.9%
Farmer Mac Gaurenteed Trust, Series 2007-1, 144A, 5.125%, 4/19/2017	1,400,000	1,343,874
Federal Home Loan Mortgage Corp., 5.0%, 6/11/2009	1,000,000	996,346
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	1,500,000	1,594,283
		3,934,503
US Treasury Obligations 7.3%
US Treasury Bill, 4.845%****, 7/19/2007 (c)	616,000	614,508
US Treasury Bond, 6.25%, 8/15/2023	2,250,000	2,498,380
US Treasury Note, 4.75%, 2/28/2009	4,350,000	4,336,745
		7,449,633
Total Government & Agency Obligations (Cost $48,350,992)		48,980,323

Loan Participations 0.3%
Export-Import Bank of Ukraine, 6.8%, 10/4/2012	205,000	201,474
Sabre, Inc., 7.682%**, 9/30/2014	50,000	49,479
Total Loan Participations (Cost $250,243)		250,953
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration 6/15/2009* (Cost $0)	10	0
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	85,000	74,800
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	160,000	108,800
Total Other Investments (Cost $190,895)		183,600
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.* (Cost $19,822)	2,058	1,574

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 9.75% (PIK)	2	11,800
Series AI, 144A, 9.75% (PIK)	4	23,600
Total Convertible Preferred Stocks (Cost $41,950)		35,400
	Contracts	Value ($)

Options Purchased 0.0%
Call Swaptions
3 Month LIBOR, 6.08% fixed rate, Expiring 6/22/2012, Strike Rate 6.08%	650,000	13,469
Put Swaptions
3 Month LIBOR, 6.08% fixed rate, Expiring 6/22/2012, Strike Rate 6.08%	650,000	17,266
Total Options Purchased (Cost $30,810)		30,735
	Shares	Value ($)

Securities Lending Collateral 8.4%
Daily Assets Fund Institutional, 5.36% (d) (e) (Cost $8,560,925)	8,560,925	8,560,925

Cash Equivalents 12.2%
Cash Management QP Trust, 5.34% (d) (Cost $12,491,241)	12,491,241	12,491,241
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $107,653,059)+	106.2	108,489,902
Other Assets and Liabilities, Net	(6.2)	(6,314,071)
Net Assets	100.0	102,175,831
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	114,375
Grupo Iusacell SA de CV	10.0%	7/15/2004	30,000	USD	21,475	30,300
Oxford Automotive, Inc.	12.0%	10/15/2010	157,024	USD	14,689	2,355
Radnor Holdings Corp.	11.0%	3/15/2010	25,000	USD	17,152	94
					159,310	147,124
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2007.
*** When issued/delay delivery security included.
****Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $107,865,512. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $624,390. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,822,671 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,198,281.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $8,400,985 which is 8.2% of net assets.
(c) At June 30, 2007, this security, in part or in whole, has been segregated to cover initial margin requirements for open future contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Security has a deferred interest payment of $9,219 from April 1, 2006.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind.

LIBOR: Represents the London InterBank Offered Rate.

At June 30, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Japanese Government Bond	9/10/2007	11	11,811,581	11,793,787	(17,794)
10 Year US Treasury Note	9/19/2007	116	12,334,275	12,261,563	(72,712)
United Kingdom Treasury Bond	9/26/2007	28	5,942,903	5,832,408	(110,495)
Total net unrealized depreciation					(201,001)

At June 30, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Germany Bond	9/6/2007	82	12,406,077	12,291,349	114,728
10 Year Australian Bond	9/17/2007	75	6,255,237	6,239,299	15,938
10 Year Canada Government Bond	9/19/2007	15	1,575,056	1,560,479	14,577
Total net unrealized appreciation					145,243

At June 30, 2007, open written options contracts were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Rate (%)	Value ($)
Call Swaptions 3 Month LIBOR, 6.3% fixed rate	130,000	9/22/2007	6.3	(66)
Put Swaptions 3 Month LIBOR, 5.3% fixed rate	130,000	9/22/2007	5.3	(374)
Total Written Options (Premium received $390)				(440)

At June 30, 2007, the open credit default swap contract purchased were as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Paid by the Portfolio	Underlying Debt Obligation	Unrealized Depreciation ($)
3/30/2007 6/20/2012	2,100,000+	Fixed — 2.75%	Dow Jones CDX High Yield	(32,881)
6/28/2007 6/20/2012	720,000+	Fixed — 0.75%	Dow Jones CDX High Yield	(431)
Total net unrealized depreciation on open interest rate swaps				(33,312)
Counterparty: + JPMorgan Chase

At June 30, 2007, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	3,700,000	USD	5,006,026	7/6/2007	2,793
USD	2,469,195	AUD	2,966,000	9/19/2007	39,738
USD	7,011,028	EUR	5,260,000	9/19/2007	127,122
USD	4,910,881	GBP	2,498,000	9/19/2007	99,482
USD	3,170,395	SGD	4,855,000	9/19/2007	21,443
JPY	1,501,516,000	USD	12,337,594	9/19/2007	15,299
Total unrealized appreciation					305,877
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
GBP	2,475,000	USD	4,929,086	7/6/2007	(35,510)
USD	4,122,351	JPY	500,000,000	7/6/2007	(67,497)
EUR	1,182,000	USD	1,599,900	7/11/2007	(492)
CAD	2,361,000	USD	2,216,641	9/19/2007	(3,791)
CHF	6,773,000	USD	5,476,671	9/19/2007	(101,369)
NOK	6,449,000	USD	1,059,384	9/19/2007	(35,697)
Total unrealized depreciation					(244,356)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP Great British Pound
JPY Japanese Yen
MYR Malaysian Ringgit
NOK Norwegian Krone
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $86,600,893) — including $8,400,985 of securities loaned	$ 87,437,736
Investment in Daily Assets Fund Institutional (cost $8,560,925)*	8,560,925
Investment in Cash Management QP Trust (cost $12,491,241)	12,491,241
Total investments in securities, at value (cost $107,653,059)	108,489,902
Cash	110,861
Foreign currency, at value (cost $992,254)	996,859
Receivable for investments sold	237,506
Interest receivable	1,648,467
Receivable for Portfolio shares sold	144,226
Receivable for variation margin on open futures	93,873
Open credit default swap contract receivable	4,204
Foreign taxes recoverable	591
Unrealized appreciation on forward foreign currency exchange contracts	305,877
Other assets	132
Total assets	112,032,498
Liabilities
Payable upon return of securities loaned	8,560,925
Payable for investments purchased	493,106
Payable for when issued and forward delivery securities	367,494
Payable for Portfolio shares redeemed	16,096
Unrealized depreciation on forward foreign currency exchange contracts	244,356
Unrealized depreciation on credit default swap contracts	33,312
Options written, at value (premium received $390)	440
Accrued management fee	46,642
Other accrued expenses and payables	94,296
Total liabilities	9,856,667
Net assets, at value	$ 102,175,831
Net Assets
Net assets consist of: Undistributed net investment income	3,107,664
Net unrealized appreciation (depreciation) on: Investments	836,843
Credit default swaps	(33,312)
Written options	(50)
Futures	(55,758)
Foreign currency related transactions	86,710
Accumulated net realized gain (loss)	631,701
Paid-in capital	97,602,033
Net assets, at value	$ 102,175,831
Class A Net Asset Value, offering and redemption price per share ($93,157,401 ÷ 8,256,769 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.28
Class B Net Asset Value, offering and redemption price per share ($9,018,430 ÷ 802,344 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.24
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $2,865)	$ 3,219,409
Interest — Cash Management QP Trust	271,489
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,562
Total Income	3,500,460
Expenses: Management fee	356,194
Custodian fee	16,803
Distribution service fee (Class B)	24,948
Record keeping fees (Class B)	12,720
Auditing	30,770
Legal	12,835
Trustees' fees and expenses	10,350
Reports to shareholders	17,085
Other	24,715
Total expenses before expense reductions	506,420
Expense reductions	(4,535)
Total expenses after expense reductions	501,885
Net investment income (loss)	2,998,575
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	789,914
Credit default swaps	82,119
Futures	71,792
Foreign currency related transactions	(96,179)
Net increase from payments by affiliates and net losses realized on trades executed incorrectly	—
847,646
Net unrealized appreciation (depreciation) during the period on: Investments	(1,885,273)
Credit default swaps	(95,579)
Written options	(50)
Futures	(68,183)
Foreign currency related transactions	266,101
(1,782,984)
Net gain (loss) on investment transactions	(935,338)
Net increase (decrease) in net assets resulting from operations	$ 2,063,237

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income	$ 2,998,575	$ 5,491,929
Net realized gain (loss) on investment transactions	847,646	1,616,533
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,782,984)	1,741,758
Net increase (decrease) in net assets resulting from operations	2,063,237	8,850,220
Distributions to shareholders from: Net investment income: Class A	(5,451,249)	(3,447,308)
Class B	(1,430,805)	(1,139,329)
Net realized gains: Class A	—	(665,270)
Class B	—	(235,620)
Portfolio share transactions: Class A Proceeds from shares sold	13,450,971	23,655,231
Reinvestment of distributions	5,451,249	4,112,578
Cost of shares redeemed	(7,577,540)	(15,500,783)
Net increase (decrease) in net assets from Class A share transactions	11,324,680	12,267,026
Class B Proceeds from shares sold	1,812,743	3,743,282
Reinvestment of distributions	1,430,805	1,374,949
Cost of shares redeemed	(18,039,854)	(7,442,604)
Net increase (decrease) in net assets from Class B share transactions	(14,796,306)	(2,324,373)
Increase (decrease) in net assets	(8,290,443)	13,305,346
Net assets at beginning of period	110,466,274	97,160,928
Net assets at end of period (including undistributed net investment income of $3,107,664 and $6,991,143, respectively)	$ 102,175,831	$ 110,466,274
Other Information
Class A Shares outstanding at beginning of period	7,267,545	6,158,201
Shares sold	1,160,537	2,099,310
Shares issued to shareholders in reinvestment of distributions	483,267	375,578
Shares redeemed	(654,580)	(1,365,544)
Net increase (decrease) in Class A shares	989,224	1,109,344
Shares outstanding at end of period	8,256,769	7,267,545
Class B Shares outstanding at beginning of period	2,104,567	2,304,696
Shares sold	156,075	329,869
Shares issued to shareholders in reinvestment of distributions	127,296	125,911
Shares redeemed	(1,585,594)	(655,909)
Net increase (decrease) in Class B shares	(1,302,223)	(200,129)
Shares outstanding at end of period	802,344	2,104,567

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.80	$ 11.50	$ 12.25	$ 11.82	$ 11.10	$ 10.27
Income (loss) from investment operations: Net investment income[b]	.32	.62	.65	.58	.41	.45
Net realized and unrealized gain (loss) on investment transactions	(.12)	.36	(.39)	.39	.47	.68
Total from investment operations	.20	.98	.26	.97	.88	1.13
Less distributions from: Net investment income	(.72)	(.57)	(.98)	—	(.15)	(.30)
Net realized gain on investment transactions	—	(.11)	(.03)	(.54)	(.01)	—
Total distributions	(.72)	(.68)	(1.01)	(.54)	(.16)	(.30)
Net asset value, end of period	$ 11.28	$ 11.80	$ 11.50	$ 12.25	$ 11.82	$ 11.10
Total Return (%)	1.74c**	8.98	2.38	8.60	7.85	11.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	86	71	62	62	60
Ratio of expenses before expense reductions (%)	.86*	.85	.88	.84	.83	.73
Ratio of expenses after expense reductions (%)	.85*	.85	.88	.84	.83	.73
Ratio of net investment income (loss) (%)	5.55*	5.47	5.61	4.99	3.60	4.26
Portfolio turnover rate (%)	77**	143	120	210	160	65
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.74	$ 11.44	$ 12.17	$ 11.78	$ 11.44
Income (loss) from investment operations: Net investment income[c]	.30	.59	.61	.53	.17
Net realized and unrealized gain (loss) on investment transactions	(.12)	.35	(.38)	.40	.17
Total from investment operations	.18	.94	.23	.93	.34
Less distributions from: Net investment income	(.68)	(.53)	(.93)	—	—
Net realized gain on investment transactions	—	(.11)	(.03)	(.54)	—
Total distributions	(.68)	(.64)	(.96)	(.54)	—
Net asset value, end of period	$ 11.24	$ 11.74	$ 11.44	$ 12.17	$ 11.78
Total Return (%)	1.54d**	8.75[d]	1.92[d]	8.27	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	25	26	21	8
Ratio of expenses before expense reductions (%)	1.23*	1.24	1.25	1.22	1.26*
Ratio of expenses after expense reductions (%)	1.22*	1.18	1.21	1.22	1.26*
Ratio of net investment income (loss) (%)	5.18*	5.14	5.28	4.61	1.80*
Portfolio turnover rate (%)	77**	143	120	210	160
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,081.10	$ 1,078.90
Expenses Paid per $1,000*	$ 4.75	$ 6.75
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,020.23	$ 1,018.30
Expenses Paid per $1,000*	$ 4.61	$ 6.56
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.92%	1.31%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Technology VIP

The technology sector performed well during the first half of 2007. The Goldman Sachs Technology Index — the Portfolio's benchmark — gained 10.40%, compared with a return of 6.96% for the Standard & Poor's 500® (S&P 500) Index. The DWS Technology VIP Class A shares, unadjusted for contract charges, underperformed the Goldman Sachs Technology Index, and underperformed the Russell 1000® Growth Index.

The Portfolio's gradual move away from large-cap stocks into mid-caps and foreign equities produced positive results during the first half of the year. Underweight positions in most of the sector's large caps positively contributed to performance, and many of our mid-cap stock picks outperformed.1 The top individual contributor was the mid-cap aQuantive, Inc., which was taken over by Microsoft Corp. at an 85% premium. Also making positive contributions were an overweight in Corning, Inc., which is benefiting from increased demand for LCD televisions, and an underweight in Motorola, Inc.,* whose dated product portfolio contributed to lower earnings estimates. Additional positives were an underweight in Microsoft and an overweight in Apple, Inc. Among the most notable detractors from performance were SiRF Technology Holdings, Inc. and Spansion, Inc.* in semiconductors; Cheng Uei Precision Industry Co., Ltd.* in electronic equipment; the lack of a position in Amazon.com, Inc. in the Internet sector; and QLogic Corp., Network Appliance, Inc, and Rackable Systems, Inc.* in computers and peripherals.

We believe we have made positive progress by moving down the market cap scale and looking for opportunities outside of the United States. We also have maintained the approach of holding large positions in our highest-conviction ideas, while at the same time sticking to our valuation-based sell discipline. In the second half of the year, we will continue to look for opportunities in individual companies with strong product cycles, robust organic growth opportunities and high barriers to entry.

Kelly P. Davis Brian S. Peters, CFA
Lead Portfolio Manager Portfolio Manager
Deutsche Investment Management Americas Inc.

Risk Considerations

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.
* As of June 30, 2007, the positions were sold.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Technology VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Information Technology:
Computers & Peripherals	23%	19%
Communications Equipment	19%	16%
Software	19%	23%
Semiconductors & Semiconductor Equipment	17%	18%
Internet Software & Services	12%	13%
IT Services	5%	6%
Electronic Equipment & Instruments	4%	2%
Electronic Equipment	—	1%
Consumer Discretionary	1%	—
Industrials	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 280. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Technology VIP

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 1.0%
Media
Focus Media Holding Ltd. (ADR)* (a)	29,200	1,474,600
Information Technology 97.2%
Communications Equipment 18.6%
Cisco Systems, Inc.*	502,200	13,986,270
Corning, Inc.*	110,900	2,833,495
Nokia Oyj (ADR)	56,500	1,588,215
QUALCOMM, Inc.	174,616	7,576,588
Starent Networks Corp.*	4,500	66,150
Telefonaktiebolaget LM Ericsson (ADR)	84,800	3,382,672
		29,433,390
Computers & Peripherals 22.7%
Apple, Inc.*	43,700	5,333,148
Asustek Computer, Inc.	750,000	2,062,171
Brocade Communications Systems, Inc.* (a)	129,900	1,015,818
Data Domain, Inc.*	2,100	48,300
EMC Corp.*	201,900	3,654,390
Foxconn Technology Co., Ltd.	103,000	1,233,241
Hewlett-Packard Co.	169,000	7,540,780
International Business Machines Corp. (a)	48,600	5,115,150
Network Appliance, Inc.*	86,800	2,534,560
QLogic Corp.*	202,720	3,375,288
SanDisk Corp.* (a)	30,600	1,497,564
Sun Microsystems, Inc.*	478,000	2,514,280
		35,924,690
Electronic Equipment & Instruments 3.8%
Brightpoint, Inc.* (a)	87,900	1,212,141
Hon Hai Precision Industry Co., Ltd.	455,200	3,931,414
Phoenix Precision Technology Corp.*	644,000	838,329
		5,981,884
Internet Software & Services 11.5%
Akamai Technologies, Inc.* (a)	37,300	1,814,272
aQuantive, Inc.* (a)	23,000	1,467,400
eBay, Inc.*	113,500	3,652,430
Google, Inc. "A"*	15,500	8,112,390
Yahoo!, Inc.*	118,100	3,204,053
		18,250,545
IT Services 5.4%
Automatic Data Processing, Inc.	30,930	1,499,177
BearingPoint, Inc.* (a)	103,300	755,123
Global Payments, Inc.	69,400	2,751,710
Paychex, Inc.	89,400	3,497,328
		8,503,338
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 16.9%
Advanced Micro Devices, Inc.* (a)	145,000	2,073,500
Advanced Semiconductor Engineering, Inc.*	1,005,000	1,369,595
ASML Holding NV (NY Registered Shares)* (a)	95,800	2,629,710
Intel Corp.	380,489	9,040,419
Marvell Technology Group Ltd.* (a)	96,300	1,753,623
NVIDIA Corp.*	42,100	1,739,151
PMC-Sierra, Inc.* (a)	106,400	822,472
SiRF Technology Holdings, Inc.* (a)	80,500	1,669,570
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	142,107	1,581,649
Texas Instruments, Inc.	109,200	4,109,196
		26,788,885
Software 18.3%
Activision, Inc.*	142,700	2,664,209
Adobe Systems, Inc.*	91,200	3,661,680
Autodesk, Inc.*	51,600	2,429,328
Cadence Design Systems, Inc.* (a)	48,500	1,065,060
Citrix Systems, Inc.* (a)	135,800	4,572,386
Electronic Arts, Inc.*	46,300	2,190,916
Microsoft Corp.	234,846	6,920,912
Oracle Corp.*	162,600	3,204,846
Salesforce.com, Inc.*	26,500	1,135,790
Take-Two Interactive Software, Inc.* (a)	56,200	1,122,314
		28,967,441
Total Common Stocks (Cost $125,482,909)		155,324,773
	Contracts	Value ($)

Call Options Purchased 0.0%
Yahoo!, Inc., Expiring 7/20/2007, Strike Price, $32.5 (Cost $179,912)	1,046	10,460
	Shares	Value ($)

Securities Lending Collateral 12.3%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $19,509,283)	19,509,283	19,509,283

Cash Equivalents 0.7%
Cash Management QP Trust, 5.34% (b) (Cost $1,065,355)	1,065,355	1,065,355
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $146,237,459)+	111.2	175,909,871
Other Assets and Liabilities, Net	(11.2)	(17,677,941)
Net Assets	100.0	158,231,930
* Non-income producing security.
+ The cost for federal income tax purposes was $159,877,960. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $16,031,911 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,225,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,193,699.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $19,022,154 which is 12.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $125,662,821) — including $19,022,154 of securities loaned	$ 155,335,233
Investment in Daily Assets Fund Institutional (cost $19,509,283)*	19,509,283
Investment in Cash Management QP Trust (cost $1,065,355)	1,065,355
Total investments in securities, at value (cost $146,237,459)	175,909,871
Foreign currency, at value (cost $976,538)	973,303
Receivable for investments sold	1,885,616
Interest receivable	8,455
Dividends receivable	73,542
Receivable for Portfolio shares sold	47,593
Foreign taxes recoverable	274
Other assets	3,071
Total assets	178,901,725
Liabilities
Payable upon return of securities loaned	19,509,283
Payable for investments purchased	662,850
Payable for Portfolio shares redeemed	305,854
Accrued management fee	96,057
Other accrued expenses and payables	95,751
Total liabilities	20,669,795
Net assets, at value	$ 158,231,930
Net Assets
Net assets consist of: Accumulated net investment loss	(259,273)
Net unrealized appreciation (depreciation) on: Investments	29,672,412
Foreign currency related transactions	(3,235)
Accumulated net realized gain (loss)	(256,165,964)
Paid-in capital	384,987,990
Net assets, at value	$ 158,231,930
Class A Net Asset Value, offering and redemption price per share ($155,157,611 ÷ 15,310,443 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.13
Class B Net Asset Value, offering and redemption price per share ($3,074,319 ÷ 308,023 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.98
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $18,160)	$ 427,903
Interest	598
Interest — Cash Management QP Trust	73,422
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,565
Total Income	533,488
Expenses: Management fee	625,598
Custodian and accounting fees	44,020
Distribution service fee (Class B)	12,953
Record keeping fees (Class B)	7,047
Auditing	24,176
Legal	3,287
Trustees' fees and expenses	12,117
Reports to shareholders	50,321
Other	12,573
Total expenses before expense reductions	792,092
Expense reductions	(1,795)
Total expenses after expense reductions	790,297
Net investment income (loss)	(256,809)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,393,846
Written options	(58,736)
Foreign currency related transactions	(10,339)
9,324,771
Net unrealized appreciation (depreciation) during the period on: Investments	3,813,168
Written options	(46,329)
Foreign currency related transactions	(3,889)
3,762,950
Net gain (loss) on investment transactions	13,087,721
Net increase (decrease) in net assets resulting from operations	$ 12,830,912

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ (256,809)	$ (294,773)
Net realized gain (loss)	9,324,771	6,112,890
Net unrealized appreciation (depreciation) during the period on investment transactions	3,762,950	(5,955,121)
Net increase (decrease) in net assets resulting from operations	12,830,912	(137,004)
Portfolio share transactions: Class A Proceeds from shares sold	1,927,082	6,300,268
Cost of shares redeemed	(23,637,153)	(40,707,874)
Net increase (decrease) in net assets from Class A share transactions	(21,710,071)	(34,407,606)
Class B Proceeds from shares sold	379,296	2,069,789
Cost of shares redeemed	(12,065,050)	(4,331,077)
Net increase (decrease) in net assets from Class B share transactions	(11,685,754)	(2,261,288)
Increase (decrease) in net assets	(20,564,913)	(36,805,898)
Net assets at beginning of period	178,796,843	215,602,741
Net assets at end of period (including accumulated net investment loss of $259,273 and $2,464, respecitvely)	$ 158,231,930	$ 178,796,843
Other Information
Class A Shares outstanding at beginning of period	17,575,288	21,420,473
Shares sold	204,350	695,699
Shares redeemed	(2,469,195)	(4,540,884)
Net increase (decrease) in Class A shares	(2,264,845)	(3,845,185)
Shares outstanding at end of period	15,310,443	17,575,288
Class B Shares outstanding at beginning of period	1,525,054	1,782,726
Shares sold	40,296	234,259
Shares redeemed	(1,257,327)	(491,931)
Net increase (decrease) in Class B shares	(1,217,031)	(257,672)
Shares outstanding at end of period	308,023	1,525,054

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.37	$ 9.30	$ 9.01	$ 8.84	$ 6.02	$ 9.36
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.01)[c]	(.03)	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.77	.08	.36	.13	2.86	(3.30)
Total from investment operations	.76	.07	.33	.17	2.82	(3.33)
Less distributions from: Net investment income	—	—	(.04)	—	—	(.01)
Net asset value, end of period	$ 10.13	$ 9.37	$ 9.30	$ 9.01	$ 8.84	$ 6.02
Total Return (%)	8.11**	.75[c]	3.74	1.92	46.84	(35.52)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	165	199	230	257	219
Ratio of expenses (%)	.92*	.89	.86	.83	.86	.80
Ratio of net investment income (loss) (%)	(.28)*	(.12)[c]	(.36)	.43	(.50)	(.37)
Portfolio turnover rate (%)	44**	49	135	112	66	64
[a] For the six months ended June 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
* Annualized ** Not annualized

Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.25	$ 9.21	$ 8.93	$ 8.80	$ 6.01	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.04)[e]	(.07)	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.76	.08	.36	.12	2.86	(.29)
Total from investment operations	.73	.04	.29	.13	2.79	(.31)
Less distributions from: Net investment income	—	—	(.01)	—	—	—
Net asset value, end of period	$ 9.98	$ 9.25	$ 9.21	$ 8.93	$ 8.80	$ 6.01
Total Return (%)	7.89**	.43[e]	3.27	1.48[d]	46.42	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	14	16	16	11.3
Ratio of expenses before expense reductions (%)	1.31	1.28	1.26	1.22	1.25	1.06
Ratio of expenses after expense reductions (%)	1.31*	1.28	1.26	1.21	1.25	1.06*
Ratio of net investment income (loss) (%)	(.67)*	(.51)[e]	(.76)	.05	(.89)	(.79)*
Portfolio turnover rate (%)	44**	49	135	112	66	64
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note J). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.18%. Excluding this non-recurring income, total return would have been 0.19% lower.
* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2007 to June 30, 2007).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2007
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,143.30	$ 1,140.00
Expenses Paid per $1,000*	$ 5.26	$ 7.27
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/07	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/07	$ 1,019.89	$ 1,018.00
Expenses Paid per $1,000*	$ 4.96	$ 6.85
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	.99%	1.37%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2007

DWS Turner Mid Cap Growth VIP

In a reversal to a trend that has prevailed for most of the decade, the stock market favored growth stocks in the first six months of 2007; it was powered generally by the shares of companies with the greatest earnings power. DWS Turner Mid Cap Growth VIP's Class A shares, unadjusted for contract charges, produced a solid gain that outperformed its benchmark, the Russell Midcap™ Growth Index, which had a return of 10.97%.

During the six-month period, eight of the Portfolio's 10 sector positions beat their corresponding index sectors. Adding the most value to results were consumer discretionary, materials and energy. In consumer discretionary, aQuantive, Inc.* and Guess? Inc. were strong performers. Overweight positions in Owens-Illinois, Inc., Precision Castparts Corp., National-Oilwell Varco, Inc. and Range Resources Corp. contributed to relative outperformance in the materials and energy sectors.1

Subpar returns in the technology and health care sectors impaired results. In technology, Isilon Systems Inc.,* NVIDIA Corp. and Akamai Technologies, Inc. were the biggest relative detractors. In health care, Sepracor, Inc.,* MedImmune, Inc. and Psychiatric Solutions, Inc. were impediments.

Management continues to anticipate that 2007 will prove a year in which price/earnings ratios expand, typically boding well for growth stocks. Any multiple expansion could help to offset the decelerating rate of corporate earnings growth. Although the stock market shows potential to be higher at the end of the year than it is now, a number of risks could confound that outlook: consumer spending is softening, petroleum prices threaten to spike higher and a large loss in the suddenly unsteady Chinese stock market could have an adverse impact on the US market. But the management does not assign a high probability to any of those risks. In managing the Portfolio, the focus remains always on owning stocks that we think have superior earnings prospects.

Tara Hedlund
Christopher K. McHugh Jason Schrotberger
Lead Manager Portfolio Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Additionally, it is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.
* As of June 30, 2007, the positions were sold.

Portfolio management market commentary is as of June 30, 2007, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/07	12/31/06

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/07	12/31/06

Information Technology	24%	23%
Consumer Discretionary	16%	21%
Health Care	13%	16%
Industrials	12%	11%
Financials	11%	10%
Energy	9%	7%
Telecommunication Services	8%	6%
Materials	4%	2%
Consumer Staples	3%	3%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 290. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2007 (Unaudited)

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 16.0%
Auto Components 1.2%
Goodyear Tire & Rubber Co.* (a)	42,930	1,492,247
Hotels Restaurants & Leisure 5.3%
Hilton Hotels Corp.	41,710	1,396,034
International Game Technology	36,250	1,439,125
Starwood Hotels & Resorts Worldwide, Inc.	15,120	1,014,098
WMS Industries, Inc.* (a)	45,345	1,308,657
Wynn Resorts Ltd. (a)	15,000	1,345,350
		6,503,264
Household Durables 0.5%
Jarden Corp.*	14,530	624,935
Internet & Catalog Retail 0.8%
Expedia, Inc.* (a)	35,080	1,027,493
Specialty Retail 4.3%
GameStop Corp. "A"* (a)	43,880	1,715,708
Guess?, Inc.	36,500	1,753,460
O'Reilly Automotive, Inc.*	25,390	928,004
Urban Outfitters, Inc.* (a)	35,700	857,871
		5,255,043
Textiles, Apparel & Luxury Goods 3.9%
Coach, Inc.*	37,730	1,788,025
Polo Ralph Lauren Corp.	17,520	1,718,887
Under Armour, Inc. "A"* (a)	26,720	1,219,768
		4,726,680
Consumer Staples 3.2%
Beverages 0.7%
Hansen Natural Corp.* (a)	19,770	849,715
Food Products 1.1%
William Wrigley Jr. Co.	24,520	1,356,201
Personal Products 1.4%
Avon Products, Inc.	31,080	1,142,190
Bare Escentuals, Inc.* (a)	18,000	614,700
		1,756,890
Energy 9.3%
Energy Equipment & Services 3.4%
Cameron International Corp.*	24,470	1,748,871
Diamond Offshore Drilling, Inc.	5,920	601,235
National-Oilwell Varco, Inc.*	17,770	1,852,345
		4,202,451
Oil, Gas & Consumable Fuels 5.9%
Arch Coal, Inc. (a)	19,950	694,260
Frontier Oil Corp.	21,780	953,310
Quicksilver Resources, Inc.* (a)	22,780	1,015,532
Range Resources Corp.	49,714	1,859,801
Southwestern Energy Co.* (a)	21,240	945,180
Williams Companies, Inc.	53,790	1,700,840
		7,168,923
Financials 10.5%
Capital Markets 6.5%
Affiliated Managers Group, Inc.* (a)	13,464	1,733,625
Greenhill & Co., Inc. (a)	12,130	833,452
	Shares	Value ($)

Lazard Ltd. "A" (a)	11,600	522,348
Northern Trust Corp.	22,810	1,465,314
T. Rowe Price Group, Inc.	48,530	2,518,222
TD Ameritrade Holding Corp.* (a)	44,720	894,400
		7,967,361
Diversified Financial Services 2.5%
IntercontinentalExchange, Inc.*	12,820	1,895,437
Nymex Holdings, Inc. (a)	10,060	1,263,838
		3,159,275
Real Estate Investment Trusts 0.5%
Digital Realty Trust, Inc. (REIT) (a)	15,800	595,344
Real Estate Management & Development 1.0%
CB Richard Ellis Group, Inc. "A"*	33,890	1,236,985
Health Care 12.1%
Biotechnology 0.8%
Alexion Pharmaceuticals, Inc.* (a)	22,570	1,017,004
Health Care Equipment & Supplies 4.1%
C.R. Bard, Inc.	7,830	646,993
DENTSPLY International, Inc.	14,900	570,457
Hologic, Inc.* (a)	11,490	635,512
Intuitive Surgical, Inc.*	5,180	718,828
Kyphon, Inc.* (a)	18,310	881,626
St. Jude Medical, Inc.*	40,110	1,664,164
		5,117,580
Health Care Providers & Services 4.1%
Express Scripts, Inc.*	19,520	976,195
Health Net, Inc.*	10,580	558,624
Henry Schein, Inc.*	17,160	916,859
Manor Care, Inc.	16,010	1,045,293
Psychiatric Solutions, Inc.* (a)	17,050	618,233
Universal Health Services, Inc. "B"	15,330	942,795
		5,057,999
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.*	23,010	1,190,077
Pharmaceuticals 2.1%
Allergan, Inc.	15,220	877,281
Shire PLC (ADR) (a)	22,460	1,664,960
		2,542,241
Industrials 11.9%
Aerospace & Defense 1.8%
Precision Castparts Corp.	17,970	2,180,839
Air Freight & Logistics 1.4%
C.H. Robinson Worldwide, Inc. (a)	32,190	1,690,619
Commercial Services & Supplies 1.5%
Corrections Corp. of America*	15,490	977,574
Monster Worldwide, Inc.*	20,150	828,165
		1,805,739
Construction & Engineering 0.5%
Quanta Services, Inc.* (a)	16,700	512,189
Shaw Group, Inc.*	3,530	163,404
		675,593
Electrical Equipment 5.0%
AMETEK, Inc.	30,040	1,191,987
Baldor Electric Co. (a)	22,400	1,103,872
	Shares	Value ($)

First Solar, Inc.* (a)	13,880	1,239,345
General Cable Corp.* (a)	13,650	1,033,988
Roper Industries, Inc.	28,170	1,608,507
		6,177,699
Machinery 1.7%
Harsco Corp.	27,250	1,417,000
Oshkosh Truck Corp.	10,150	638,638
		2,055,638
Information Technology 23.7%
Communications Equipment 4.7%
BigBand Networks, Inc.* (a)	29,020	380,452
F5 Networks, Inc.*	27,220	2,193,932
Juniper Networks, Inc.*	41,420	1,042,541
Polycom, Inc.*	25,590	859,824
Riverbed Technology, Inc.* (a)	15,240	667,817
Sonus Networks, Inc.* (a)	82,240	700,685
		5,845,251
Internet Software & Services 5.6%
Akamai Technologies, Inc.* (a)	38,090	1,852,698
SAVVIS, Inc.*	18,490	915,440
SINA Corp.*	21,730	909,618
VeriSign, Inc.*	70,250	2,229,032
VistaPrint Ltd.* (a)	25,470	974,227
		6,881,015
IT Services 2.5%
Fiserv, Inc.*	32,270	1,832,936
VeriFone Holdings, Inc.* (a)	34,260	1,207,665
		3,040,601
Semiconductors & Semiconductor Equipment 9.8%
Altera Corp. (a)	67,270	1,488,685
Atheros Communications* (a)	37,050	1,142,622
Intersil Corp. "A"	50,530	1,589,674
KLA-Tencor Corp.	38,750	2,129,312
Maxim Integrated Products, Inc.	54,670	1,826,525
NVIDIA Corp.*	42,950	1,774,265
ON Semiconductor Corp.*	75,200	806,144
Varian Semiconductor Equipment Associates, Inc.*	33,390	1,337,603
		12,094,830
	Shares	Value ($)

Software 1.1%
Salesforce.com, Inc.*	30,380	1,302,087
Materials 3.8%
Chemicals 0.8%
Celanese Corp. "A"	26,350	1,021,853
Containers & Packaging 1.8%
Owens-Illinois, Inc.*	62,790	2,197,650
Metals & Mining 1.2%
Allegheny Technologies, Inc. (a)	9,360	981,677
Sterlite Industries (India) Ltd.* (a)	35,810	525,333
		1,507,010
Telecommunication Services 7.4%
Diversified Telecommunication Services 0.8%
Cogent Communications Group, Inc.*	31,920	953,451
Wireless Telecommunication Services 6.6%
American Tower Corp. "A"*	38,930	1,635,060
Crown Castle International Corp.* (a)	26,260	952,450
Leap Wireless International, Inc.*	18,620	1,573,390
Metropcs Communications, Inc.*	19,140	632,385
NII Holdings, Inc.*	41,270	3,332,141
		8,125,426
Total Common Stocks (Cost $88,000,298)		120,403,009

Securities Lending Collateral 24.0%
Daily Assets Fund Institutional, 5.36% (b) (c) (Cost $29,449,942)	29,449,942	29,449,942
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $117,450,240)+	121.9	149,852,951
Other Assets and Liabilities, Net	(21.9)	(26,922,305)
Net Assets	100.0	122,930,646
* Non-income producing security.
+ The cost for federal income tax purposes was $117,552,443. At June 30, 2007, net unrealized appreciation for all securities based on tax cost was $32,300,508. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,929,926 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $629,418.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2007 amounted to $29,145,789 which is 23.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $88,000,298) — including $29,145,789 of securities loaned	$ 120,403,009
Investment in Daily Assets Fund Institutional (cost $29,449,942)*	29,449,942
Total investments in securities, at value (cost $117,450,240)	149,852,951
Cash	146,708
Receivable for investments sold	1,984,661
Dividends receivable	34,206
Interest receivable	8,576
Receivable for Portfolio shares sold	1,573,112
Other assets	2,319
Total assets	153,602,533
Liabilities
Payable upon return of securities loaned	29,449,942
Payable for investments purchased	620,504
Notes payable	400,000
Payable for Portfolio shares redeemed	20,843
Accrued management fee	83,110
Other accrued expenses and payables	97,488
Total liabilities	30,671,887
Net assets, at value	$ 122,930,646
Net Assets
Net assets consist of: Accumulated net investment loss	(425,858)
Net unrealized appreciation (depreciation) on investments	32,402,711
Accumulated net realized gain (loss)	13,233,988
Paid-in capital	77,719,805
Net assets, at value	$ 122,930,646
Class A Net Asset Value, offering and redemption price per share ($118,090,718 ÷ 10,352,057 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.41
Class B Net Asset Value, offering and redemption price per share ($4,839,928 ÷ 433,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.17
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 239,790
Interest — Cash Management QP Trust	12,788
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,711
Total Income	279,289
Expenses: Management fee	540,959
Custodian and accounting fees	58,791
Distribution service fee (Class B)	24,123
Record keeping fees (Class B)	13,301
Auditing	22,653
Legal	5,579
Trustees' fees and expenses	14,627
Reports to shareholders	11,571
Interest expense	7,811
Other	5,422
Total expenses before expense reductions	704,837
Expense reductions	(1,779)
Total expenses after expense reductions	703,058
Net investment income (loss)	(423,769)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	13,422,821
Net unrealized appreciation (depreciation) during the period on investments	5,198,242
Net gain (loss) on investment transactions	18,621,063
Net increase (decrease) in net assets resulting from operations	$ 18,197,294

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Operations: Net investment income (loss)	$ (423,769)	$ (189,600)
Net realized gain (loss) on investment transactions	13,422,821	11,845,281
Net unrealized appreciation (depreciation) during the period on investment transactions	5,198,242	(2,726,806)
Net increase (decrease) in net assets resulting from operations	18,197,294	8,928,875
Distributions to shareholders from: Net realized gains: Class A	(9,828,253)	(9,522,910)
Class B	(2,183,905)	(2,156,952)
Portfolio share transactions: Class A Proceeds from shares sold	3,469,764	8,775,738
Reinvestment of distributions	9,828,253	9,522,910
Cost of shares redeemed	(17,793,137)	(20,986,374)
Net increase (decrease) in net assets from Class A share transactions	(4,495,120)	(2,687,726)
Class B Proceeds from shares sold	224,021	3,506,164
Reinvestment of distributions	2,183,905	2,156,952
Cost of shares redeemed	(23,880,253)	(6,329,936)
Net increase (decrease) in net assets from Class B share transactions	(21,472,327)	(666,820)
Increase (decrease) in net assets	(19,782,311)	(6,105,533)
Net assets at beginning of period	142,712,957	148,818,490
Net assets at end of period (including accumulated net investment loss of $425,858 and $2,089, respectively)	$ 122,930,646	$ 142,712,957
Other Information
Class A Shares outstanding at beginning of period	10,696,292	11,034,621
Shares sold	304,994	775,698
Shares issued to shareholders in reinvestment of distributions	950,508	829,522
Shares redeemed	(1,599,737)	(1,943,549)
Net increase (decrease) in Class A shares	(344,235)	(338,329)
Shares outstanding at end of period	10,352,057	10,696,292
Class B Shares outstanding at beginning of period	2,410,110	2,497,836
Shares sold	20,306	324,988
Shares issued to shareholders in reinvestment of distributions	215,588	190,543
Shares redeemed	(2,212,515)	(603,257)
Net increase (decrease) in Class B shares	(1,976,621)	(87,726)
Shares outstanding at end of period	433,489	2,410,110

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.92	$ 11.02	$ 9.86	$ 8.88	$ 5.98	$ 8.82
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.01)	(.05)	(.07)	(.06)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.49	.77	1.21	1.05	2.96	(2.78)
Total from investment operations	1.46	.76	1.16	.98	2.90	(2.84)
Less distributions from: Net realized gain on investment transactions	(.97)	(.86)	—	—	—	—
Net asset value, end of period	$ 11.41	$ 10.92	$ 11.02	$ 9.86	$ 8.88	$ 5.98
Total Return (%)	14.33**	6.52	11.76	11.04	48.49	(32.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	117	122	118	110	61
Ratio of expenses (%)	.99*	.97	1.11	1.19	1.18	1.13
Ratio of net investment income (loss) (%)	(.58)*	(.06)	(.56)	(.82)	(.90)	(.82)
Portfolio turnover rate (%)	59**	148	151	174	155	225
[a] For the six months ended June 30, 2007 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.73	$ 10.88	$ 9.78	$ 8.84	$ 5.97	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.05)	(.09)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.46	.76	1.19	1.04	2.96	(.61)
Total from investment operations	1.41	.71	1.10	.94	2.87	(.63)
Less distributions from: Net realized gain on investment transactions	(.97)	(.86)	—	—	—	—
Net asset value, end of period	$ 11.17	$ 10.73	$ 10.88	$ 9.78	$ 8.84	$ 5.97
Total Return (%)	14.00**	6.21	11.25[d]	10.63	48.07	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	26	27	23	13.6
Ratio of expenses before expense reductions (%)	1.37*	1.37	1.51	1.56	1.57	1.38*
Ratio of expenses after expense reductions (%)	1.37*	1.37	1.48	1.56	1.57	1.38*
Ratio of net investment income (loss) (%)	(.96)*	(.46)	(.93)	(1.19)	(1.29)	(.81)*
Portfolio turnover rate (%)	59**	148	151	174	155	225
[a] For the six months ended June 30, 2007 (Unaudited).
[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[c] Based on an average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-one portfolios (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"), including three Portfolios that invest primarily in existing DWS Portfolios ("Underlying Portfolios"). Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares), except DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in securities are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Trust may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby each Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claim on the collateral may be subject to legal proceedings.

Securities Lending. Each Portfolio, except DWS Money Market VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Swap Agreements. DWS Balanced VIP, DWS Government & Agency Securities VIP and DWS Strategic Income VIP may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Portfolio's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Portfolio would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Portfolio a variable rate payment, or the Portfolio would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Portfolio a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may buy or sell credit default swap contracts to seek to increase the Portfolio's income, to add leverage to the Portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. When the Portfolio sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Portfolio is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Portfolio is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Portfolio receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for DWS Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Portfolio, except for DWS Money Market VIP, may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Portfolio, except for DWS Money Market VIP, may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolio invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. Several of the Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place. At the time the Portfolios enter into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
DWS Balanced VIP*	(6,757,000)	12/31/2010
	(43,407,000)	12/31/2011
DWS Core Fixed Income VIP	(3,813,000)	12/31/2014
DWS Government & Agency Securities VIP	(14,000) (1,337,000)	12/31/2013 12/31/2014
DWS High Income VIP	(3,945,000)	12/31/2007
	(16,114,000)	12/31/2008
	(22,935,000)	12/31/2009
	(55,108,000)	12/31/2010
	(13,877,000)	12/31/2011
	(3,843,000)	12/31/2014
DWS Janus Growth & Income VIP	(8,721,000)	12/31/2010
	(6,934,000)	12/31/2011
DWS Mid Cap Growth VIP	(4,535,000)	12/31/2010
	(23,999,000)	12/31/2011
DWS Money Market VIP	(1,800)	12/31/2009-12/31/2014
DWS Small Cap Growth VIP	(41,074,200)	12/31/2009
	(71,888,400)	12/31/2010
	(4,154,700)	12/31/2011
DWS Strategic Income VIP	(23,340)	12/31/2014
DWS Technology VIP	(86,694,000)	12/31/2009
	(93,499,000)	12/31/2010
	(71,516,000)	12/31/2011
* Certain of these losses may be subject to limitations under Sections 381-384 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for each Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Portfolios' financial statements.

Distribution of Income and Gains. Distributions of net investment income, if any, for each Portfolio, except DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, investments in foreign denominated investments, investments in forward foreign currency exchange contracts, income received from Passive Foreign Investment Companies and Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions, if any, will be determined at year end.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between each Portfolio in proportion to its relative net assets.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for each Portfolio, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the six months ended June 30, 2007, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP excluding US Treasury Obligations and mortgage dollar roll transactions	377,526,489	475,559,401
US Treasury Obligations	133,357,820	106,910,045
mortgage dollar roll transactions	42,765,078	38,019,289
DWS Blue Chip VIP	602,853,933	678,317,940
DWS Conservative Allocation VIP	8,359,658	5,240,000
DWS Core Fixed Income VIP excluding US Treasury Obligations and mortgage dollar roll transactions	140,589,031	128,540,363
US Treasury Obligations	209,281,680	201,984,961
mortgage dollar roll transactions	28,935,388	23,952,135
DWS Davis Venture Value VIP	17,289,254	81,912,204
DWS Dreman High Return Equity VIP	126,831,165	345,993,018
DWS Dreman Small Mid Cap Value VIP	525,719,104	656,266,855
DWS Global Thematic VIP	149,981,845	166,641,739
DWS Government & Agency Securities VIP excluding US Treasury Obligations and mortgage dollar roll transactions	611,145,415	632,994,869
US Treasury Obligations	2,371,458	14,587,594
mortgage dollar roll transactions	154,235,039	148,500,209
DWS Growth Allocation VIP	33,468,474	21,720,000
DWS High Income VIP	146,922,312	204,496,758
DWS International Select Equity VIP	141,109,020	208,010,865
DWS Janus Growth & Income VIP	57,554,218	100,884,016
DWS Large Cap Value VIP	156,997,094	210,220,954
DWS Mid Cap Growth VIP	14,569,627	26,067,858
DWS Moderate Allocation VIP	28,741,913	16,195,000
DWS Small Cap Growth VIP	70,201,968	121,496,959
DWS Strategic Income VIP excluding US Treasury Securities	52,281,371	54,322,127
US Treasury Securities	23,134,259	32,706,275
DWS Technology VIP	72,097,767	105,489,366
DWS Turner Mid Cap Growth VIP	79,900,397	120,204,502

For the six months ended June 30, 2007, transactions for written options on swaps were as follows for DWS Balanced VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	—	—
Options written	1,160,000	1,740
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	1,160,000	$ 1,740

For the six months ended June 30, 2007, transactions for written options on swaps were as follows for DWS Government & Agency Securities VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	—	—
Options written	1,480,000	2,220
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	1,480,000	$ 2,220

For the six months ended June 30, 2007, transactions for written options on swaps were as follows for DWS Strategic Income VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	—	—
Options written	260,000	390
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	260,000	$ 390

For the six months ended June 30, 2007, transactions for written options on securities were as follows for DWS Technology VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	536	$ 100,465
Options written	1,405	204,956
Options closed	(1,767)	(259,833)
Options exercised	—	—
Options expired	(174)	(45,588)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of each Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Portfolio or delegates such responsibility to each Portfolio's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. Accordingly, for the six months ended June 30, 2007, the fees pursuant to the Investment Management Agreement were equivalent to the annual rates shown below of each Portfolio's average daily net assets, accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.470%
next $750 million	.445%
over $1 billion	.410%
DWS Blue Chip VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Conservative Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Core Fixed Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS Davis Venture Value VIP $0-$250 million	.950%
next $250 million	.925%
next $500 million	.900%
next $1.5 billion	.875%
over $2.5 billion	.850%
DWS Dreman High Return Equity VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Dreman Small Mid Cap Value VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Global Thematic VIP $0-$250 million	1.000%
next $500 million	.950%
next $750 million	.900%
next $1.5 billion	.850%
over $3 billion	.800%
DWS Government & Agency Securities VIP $0-$250 million	.550%
next $750 million	.530%
next $1.5 billion	.510%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
next $2.5 billion	.440%
over $12.5 billion	.420%
DWS Growth Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS High Income VIP $0-$250 million	.600%
next $750 million	.570%
next $1.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.460%
over $12.5 billion	.440%
DWS International Select Equity VIP $0-$1.5 billion	.750%
next $1.75 billion	.735%
next $1.75 billion	.720%
over $5 billion	.705%
DWS Janus Growth & Income VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
over $2.5 billion	.675%
DWS Mid Cap Growth VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Moderate Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Money Market VIP $0-$500 million	.385%
next $500 million	.370%
next $1.0 billion	.355%
over $2.0 billion	.340%
DWS Small Cap Growth VIP $0-$250 million	.650%
next $750 million	.625%
over $1 billion	.600%
DWS Strategic Income VIP $0-$250 million	.650%
next $750 million	.620%
next $1.5 billion	.600%
next $2.5 billion	.580%
next $2.5 billion	.550%
next $2.5 billion	.530%
next $2.5 billion	.510%
over $12.5 billion	.490%
DWS Technology VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Turner Mid Cap Growth VIP $0-$250 million	.800%
next $250 million	.785%
next $500 million	.770%
over $1 billion	.755%

In addition, for the period from January 1, 2007 through April 10, 2007, the fee pursuant to the Investment Management Agreement was equivalent to the annual rates shown below of DWS Large Cap Value VIP's average daily net assets, accrued daily and payable monthly:

Annual Management Fee Rate
$0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
next $2.5 billion	.675%
next $2.5 billion	.650%
next $2.5 billion	.625%
next $2.5 billion	.600%
over $12.5 billion	.575%

Effective April 11, 2007, the fee pursuant to the Investment Management Agreement was equivalent to the annual rates shown below of DWS Large Cap Value VIP's average daily net assets, accrued daily and payable monthly:

Annual Management Fee Rate
$0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%

In addition, under a separate administrative services agreement between DWS Large Cap Value VIP and the Advisor, DWS Large Cap Value VIP pays the Advisor for providing most of the Portfolio's administrative services. (See Administration Fee below.)

Aberdeen Asset Management PLC serves as subadvisor to DWS Core Fixed Income VIP and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to DWS Dreman High Return Equity VIP and DWS Dreman Small Mid Cap Value VIP and is paid by the Advisor for its services.

Janus Capital Management, L.L.C. serves as sub-advisor to DWS Janus Growth & Income VIP and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi") serves as subadvisor to DWS Large Cap Value VIP and is paid by the Advisor for its services.

For the six months ended June 30, 2007, the Advisor has agreed to waive 0.05% of the monthly management fee based on average daily net assets of Class B of DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP.

For the period from January 1, 2007 through January 31, 2007, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Davis Venture Value VIP Class A	.85%
Class B	1.25%
DWS Global Thematic VIP Class A	1.05%
Class B	1.49%
DWS Mid Cap Growth VIP Class A	.86%
Class B	1.26%

For the period from January 1, 2007 through May 6, 2007, the Advisor, the underwriter and the accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP Class B	1.15%
DWS Money Market VIP Class B	.81%

For the period from May 7, 2007 through April 30, 2010, the Advisor, the underwriter and the accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Dreman High Return Equity VIP Class B	1.11%
DWS Money Market VIP Class B	.79%

For the period from January 1, 2007 through September 30, 2007, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Growth Allocation VIP Class B	.75%
DWS Moderate Allocation VIP Class B	.75%
DWS Dreman High Return Equity VIP Class A	.78%

For the period from January 1, 2007 through April 30, 2008, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Balanced VIP Class A	.51%
Class B	.89%
DWS Small Cap Growth VIP Class A	.72%
Class B	1.09%

For the period from January 1, 2007 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Conservative Allocation VIP Class B	.75%
DWS Money Market VIP Class A	.44%

For the period from February 1, 2007 through September 30, 2007, the Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) as follows:

Portfolio	Annual Rate
DWS Davis Venture Value VIP Class A	.89%
Class B	1.29%
DWS Global Thematic VIP Class A	1.12%
Class B	1.52%
DWS Government & Agency Securities VIP Class A	.63%
DWS Mid Cap Growth VIP Class A	.90%
Class B	1.30%

Accordingly, for the six months ended June 30, 2007, the total management fees charged, management fees waived and effective management fees are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annualized Effective Rate
DWS Balanced VIP	1,382,831	68,994.43%
DWS Blue Chip VIP	1,101,844	—	.64%
DWS Conservative Allocation VIP	44,043	14,681.10%
DWS Core Fixed Income VIP	1,096,515	—	.60%
DWS Davis Venture Value VIP	1,939,148	294,435.80%
DWS Dreman High Return Equity VIP	3,975,210	—	.73%
DWS Dreman Small Mid Cap Value VIP	2,349,043	—	.74%
DWS Global Thematic VIP	871,172	266,475.69%
DWS Government & Agency Securities VIP	637,328	40,356.52%
DWS Growth Allocation VIP	156,153	52,051.10%
DWS High Income VIP	1,057,123	—	.59%
DWS International Select Equity VIP	1,062,092	—	.75%
DWS Janus Growth & Income VIP	784,186	—	.75%
DWS Large Cap Value VIP	1,055,114	—	.70%
DWS Mid Cap Growth VIP	226,405	43,811.61%
DWS Moderate Allocation VIP	133,217	44,406.10%
DWS Money Market VIP	666,171	22,944.37%
DWS Small Cap Growth VIP	753,713	31,705.62%
DWS Strategic Income VIP	356,194	—	.65%
DWS Technology VIP	625,598	—	.75%
DWS Turner Mid Cap Growth VIP	540,959	—	.80%

In addition, for the six months ended June 30, 2007, the Advisor waived record keeping expenses of Class B shares of each Portfolio as follows:

Portfolio	Waived ($)
DWS Balanced VIP	1,072
DWS Dreman High Return Equity VIP	13,696
DWS Money Market VIP	5,029
DWS Small Cap Growth VIP	2,583
DWS Technology VIP	7,047

DWS Conservative Allocation VIP, DWS Growth Allocation VIP and DWS Moderate Allocation VIP do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At June 30, 2007, the Portfolios held the following percentage of the Underlying Portfolios' outstanding shares as follows:

Underlying Portfolio	DWS Conservative Allocation VIP	DWS Growth Allocation VIP	DWS Moderate Allocation VIP
DWS Core Fixed Income VIP	6%	13%	14%
DWS Growth & Income VIP	N/A	9%	7%
DWS Large Cap Value VIP	N/A	10%	7%
DWS RREEF Real Estate Securities VIP	N/A	20%	11%

N/A represents investments less than 5%.

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio, except DWS Large Cap Value VIP effective April 11, 2007 (see Administration Fee below). DWS-SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the six months ended June 30, 2007, DWS-SFAC received a fee for its services as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2007 ($)
DWS Conservative Allocation VIP	20,555	3,469
DWS Davis Venture Value VIP	46,117	5,841
DWS Dreman High Return Equity VIP	71,408	12,648
DWS Global Thematic VIP	120,774	17,236
DWS Growth Allocation VIP	22,883	3,771
DWS Janus Growth & Income VIP	34,834	2,248
DWS Mid Cap Growth VIP	29,189	4,931
DWS Moderate Allocation VIP	21,358	3,475
DWS Technology VIP	27,408	5,089
DWS Turner Mid Cap Growth VIP	47,106	12,469

Administration Fee. Effective April 11, 2007, DWS Large Cap Value VIP entered into an Administrative Services Agreement with DIMA, pursuant to which the Advisor provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration Fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from April 11, 2007 through June 30, 2007, DIMA received an Administration Fee of $65,107, of which $28,264 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2007, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Unpaid at June 30, 2007 ($)
DWS Balanced VIP	28,783	1,445
DWS Blue Chip VIP	44,317	2,201
DWS Conservative Allocation VIP	73,405	11,725
DWS Core Fixed Income VIP	98,610	13,973
DWS Davis Venture Value VIP	76,906	4,364
DWS Dreman High Return Equity VIP	175,619	7,833
DWS Dreman Small Mid Cap Value VIP	87,908	4,649
DWS Global Thematic VIP	26,084	1,768
DWS Government & Agency Securities VIP	31,695	1,857
DWS Growth Allocation VIP	260,255	42,224
DWS High Income VIP	49,735	2,321
DWS International Select Equity VIP	68,315	2,602
DWS Janus Growth & Income VIP	28,502	891
DWS Large Cap Value VIP	36,959	1,457
DWS Mid Cap Growth VIP	7,859	430
DWS Moderate Allocation VIP	222,028	35,324
DWS Money Market VIP	57,930	4,601
DWS Small Cap Growth VIP	33,965	1,354
DWS Strategic Income VIP	24,948	1,246
DWS Technology VIP	12,953	594
DWS Turner Mid Cap Growth VIP	24,123	853

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to each Portfolio. For the six months ended June 30, 2007, the amount charged to each Portfolio by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" was as follows:

Portfolio	Amount ($)	Unpaid at June 30, 2007 ($)
DWS Balanced VIP	6,968	3,675
DWS Blue Chip VIP	5,224	3,597
DWS Conservative Allocation VIP	2,920	2,787
DWS Core Fixed Income VIP	6,096	5,985
DWS Davis Venture Value VIP	3,144	2,857
DWS Dreman High Return Equity VIP	3,068	2,812
DWS Dreman Small Mid Cap Value VIP	5,909	6,064
DWS Global Thematic VIP	5,169	4,728
DWS Government & Agency Securities VIP	6,125	5,976
DWS Growth Allocation VIP	3,135	2,787
DWS High Income VIP	5,708	5,442
DWS International Select Equity VIP	4,960	3,499
DWS Janus Growth & Income VIP	4,363	3,764
DWS Large Cap Value VIP	7,133	6,969
DWS Mid Cap Growth VIP	2,166	2,249
DWS Moderate Allocation VIP	3,135	2,787
DWS Money Market VIP	2,580	2,233
DWS Small Cap Growth VIP	4,405	3,058
DWS Strategic Income VIP	3,410	3,250
DWS Technology VIP	3,592	3,327
DWS Turner Mid Cap Growth VIP	6,055	5,982

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the six months ended June 30, 2007, the Advisor agreed to reimburse the Portfolios a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
DWS Balanced VIP	4,094
DWS Blue Chip VIP	2,820
DWS Core Fixed Income VIP	2,707
DWS Davis Venture Value VIP	3,089
DWS Dreman High Return Equity VIP	6,781
DWS Dreman Small Mid Cap Value VIP	4,214
DWS Global Thematic VIP	1,686
DWS Government & Agency Securities VIP	1,985
DWS High Income VIP	2,558
DWS International Select Equity VIP	2,348
DWS Janus Growth & Income VIP	1,838
DWS Large Cap Value VIP	2,341
DWS Mid Cap Growth VIP	870
DWS Money Market VIP	2,470
DWS Small Cap Growth VIP	2,057
DWS Strategic Income VIP	1,207
DWS Technology VIP	1,773
DWS Turner Mid Cap Growth VIP	1,636

In addition, the Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expenses. During the six months ended June 30, 2007, the Portfolios' custodian fees were reduced under the arrangement as follows:

Portfolio	Amount ($)
DWS Balanced VIP	604
DWS Blue Chip VIP	39
DWS Core Fixed Income VIP	151
DWS Davis Venture Value VIP	85
DWS Dreman High Return Equity VIP	41
DWS Dreman Small Mid Cap Value VIP	116
DWS Government & Agency Securities VIP	150
DWS High Income VIP	76
DWS Janus Growth & Income VIP	437
DWS Large Cap Value VIP	9,983
DWS Mid Cap Growth VIP	87
DWS Money Market VIP	180
DWS Small Cap Growth VIP	29
DWS Strategic Income VIP	3,328
DWS Technology VIP	22
DWS Turner Mid Cap Growth VIP	143

G. Ownership of the Portfolios

At June 30, 2007, the beneficial ownership in each Portfolio was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39%, 25% and 18%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Conservative Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 67% and 33%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%, 25% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 72% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 24%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

DWS Dreman Small Mid Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57%, 22% and 11%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 74% and 19%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 71% and 28%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 37% and 14%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

DWS Growth Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 35%, 33% and 25%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 97%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 51%, 25% and 22%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 73% and 26%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Large Cap Value VIP: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 38%, 27%, 18% and 14%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 98%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 97%.

DWS Moderate Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 37%, 25% and 14%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49%, 22% and 19%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 33%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 99%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 31%. One Participating Insurance Company was the owner of record of 10% or more of the outstanding Class B shares of the Portfolio, owning 92%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 83% and 17%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

H. Line of Credit

The Trust and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The facility borrowing limit for each Portfolio as a percent of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	33%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Mid Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	33%
DWS High Income VIP	33%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Large Cap Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	33%
DWS Money Market VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Turner Mid Cap Growth VIP	33%

At June 30, 2007, DWS Turner Mid Cap Growth VIP had a $400,000 outstanding loan. Interest expense incurred on the borrowing was $7,811 for the six months ended June 30, 2007. The average dollar amount of the borrowings was $718,116, the weighted average interest rate on these borrowings was 5.75% and the Portfolio had a loan outstanding for sixty nine days throughout the period.

I. Payments Made by Affiliates

During the six months ended June 30, 2007, the Advisor fully reimbursed DWS Balanced VIP and DWS Strategic Income VIP $11,348 and $3,172, respectively, for losses incurred on trades executed incorrectly.

In addition, the Advisor fully reimbursed DWS Dreman High Return Equity VIP $45,899 for losses incurred in violation of investment restrictions.

The amounts of the losses were less than 0.01% of each Portfolio's average net assets, thus having no impact on each Portfolio's total return.

During the six months ended June 30, 2007, the Advisor has agreed to reimburse DWS Large Cap Value VIP $91,948 for income associated with uninvested cash balances. This reimbursement is reported as "Other income" on the Statement of Operations.

J. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DIMA, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Portfolios received from the Advisor for their settlement portion as follows:

Portfolio	Total Settlement ($)	Per Share ($)
DWS Balanced VIP	651,306.024
DWS Blue Chip VIP	73,817.003
DWS Global Thematic VIP	37,541.004
DWS Large Cap Value VIP	139,707.008
DWS Mid Cap Growth VIP	16,995.003
DWS Small Cap Growth VIP	155,225.008
DWS Technology VIP	338,842.017

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

K. Acquisition of Assets

On September 15, 2006, DWS Conservative Allocation VIP acquired all of the net assets of DWS Income Allocation VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006. The acquisition was accomplished by a tax-free exchange of 1,263,254 Class B shares of DWS Income Allocation VIP for 1,177,592 Class B shares of DWS Conservative Allocation VIP outstanding on September 15, 2006. DWS Income Allocation VIP's net assets at that date of $13,389,187, including $205,220 of net unrealized appreciation, were combined with those of DWS Conservative Allocation VIP. The aggregate net assets of DWS Conservative Allocation VIP immediately before the acquisition were $49,279,295. The combined net assets of DWS Conservative Allocation VIP immediately following the acquisition were $62,668,482.

On September 15, 2006, DWS Dreman High Return Equity VIP acquired all of the net assets of DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP pursuant to a plan of reorganization approved by shareholders on August 24, 2006. The acquisition was accomplished by a tax-free exchange of 9,878,311 Class A shares and 1,552,231 Class B shares of DWS Dreman Financial Services VIP and 2,714,688 Class A shares and 2,857,615 Class B shares of DWS MFS Strategic Value VIP, respectively, for 7,492,130 Class A shares and 1,180,445 Class B shares and 1,965,950 Class A shares and 2,075,811 Class B shares of DWS Dreman High Return Equity VIP, respectively, outstanding on September 15, 2006. DWS Dreman Financial Services VIP and DWS MFS Strategic Value VIP's net assets at that date of $125,823,288 and $58,623,028, respectively, including $13,177,547 and $2,482,671, respectively, of net unrealized appreciation, were combined with those of DWS Dreman High Return Equity VIP. The aggregate net assets of DWS Dreman High Return Equity VIP immediately before the acquisition were $950,803,547. The combined net assets of DWS Dreman High Return Equity VIP immediately following the acquisition were $1,135,249,863.

On November 3, 2006, DWS Money Market VIP acquired all of the net assets of Money Market VIP pursuant to a plan of reorganization approved by shareholders on October 19, 2006. The acquisition was accomplished by a tax-free exchange of 56,959,609 Class A shares of the Money Market VIP for 56,959,609 Class A shares of DWS Money Market VIP outstanding on November 3, 2006. Money Market VIP's net assets at that date of $56,965,779 were combined with those of DWS Money Market VIP. The aggregate net assets of DWS Money Market VIP immediately before the acquisition were $317,440,879. The combined net assets of DWS Money Market VIP immediately following the acquisition were $374,406,658.

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders of the DWS Large Cap Value VIP series of DWS Variable Series II (the "Portfolio") was held on April 11, 2007 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10017. At the Meeting, the following matters were voted on by the Shareholders (the resulting votes are presented below):

1. Approval of a new Investment Management Agreement between Deutsche Investment Management Americas Inc. ("DIMA") and DWS Variable Series II, on behalf of the Portfolio.

Number of Votes:
Affirmative	Against	Abstain	Broker Non-Votes*
15,330,145.960	539,010.247	1,426,135.558	0.000

2. Approval of a new Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management International GmbH ("DeAMi") with respect to the Portfolio.

Number of Votes:
Affirmative	Against	Abstain	Broker Non-Votes*
15,229,326.436	638,490.762	1,427,474.567	0.000
* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

DWS Large Cap Value VIP

Advisory Agreements

The Board of Trustees, including the Independent Trustees, approved the Interim Agreement and the New Investment Management Agreement (collectively, the "New Investment Management Agreements") with DIMA at a meeting on January 17, 2007. In reviewing the New Investment Management Agreements, the Board considered that it renewed the Prior Investment Management Agreement as part of the annual contract renewal process in September 2006. As part of that renewal process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Prior Investment Management Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Portfolio's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Portfolio. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Prior Investment Management Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with reviewing the New Investment Management Agreements, the Board considered DIMA's representation that with regards to the New Investment Management Agreements the Board may continue to rely on and take into account the information provided in connection with the renewal of the Prior Investment Management Agreement. Accordingly, in approving the New Investment Management Agreements, the Board took note of the considerations made and conclusions reached in renewing the Prior Investment Management Agreement. The Board believes such considerations and conclusions are still relevant. A complete discussion regarding the basis for the Board's renewal of the Prior Investment Management Agreement is contained in the Portfolio's annual report for the fiscal year ended December 31, 2006. Shareholders may receive a copy of this report by contacting their financial advisor or by calling the Portfolio at (800) 778-1482.

In connection with its review of the New Investment Management Agreements, the Board reviewed materials received from DIMA, including information about (i) the nature and quality of services to be provided by DIMA under the New Investment Management Agreements; (ii) the proposed management fee rate under each agreement; and (iii) general information about DeAMi. The Independent Trustees also met separately with their independent legal counsel to discuss the New Investment Management Agreements. In approving the New Investment Management Agreements, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the New Investment Management Agreements. The Board initially considered that it was approving the New Investment Management Agreements to effectuate the proposed change in the Portfolio's portfolio manager recommended by DIMA. The Board noted that because the proposed new portfolio manager is an employee of DeAMi, DIMA would delegate the day-to-day portfolio management of the Portfolio to DeAMi, as sub-advisor. In reviewing the delegation of portfolio management duties to DeAMi, the Board received and reviewed information on DeAMi and the proposed new portfolio manager, including: (i) information regarding the organization of DeAMi and the qualifications of its personnel who would be working with the Portfolio; (ii) information on Dr. Thomas Schuessler, the proposed new portfolio manager; and (iii) the performance history of a German mutual fund managed by Dr. Schuessler with a similar objective to the Portfolio's. The Board also met with and received a presentation from Dr. Schuessler. The Board's considerations of DeAMi and Dr. Schuessler are described in more detail below in the discussion of the Board's considerations of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

The Board then considered that under the structure of the New Investment Management Agreement, DIMA would provide administrative services to the Portfolio under a separate Administrative Services Agreement. The Board noted that the separation of portfolio management and administrative services into two separate contracts is part of a broader program initiated by DeAM which is intended to reduce DeAM's operational, business and compliance risk while increasing efficiency in its mutual funds operations. The Board considered that the split arrangement would allow for greater flexibility to adjust the administrative services arrangements of the Portfolio without incurring the costs of a shareholder vote.

On the basis of its evaluation of all the information presented and its previous consideration of the Prior Investment Management Agreement, the Board concluded that the nature, quality and extent of services to be provided by DIMA under the New Investment Management Agreements is expected to be satisfactory.

Fees and Expenses. The Board considered that the management fee under the Interim Agreement and the combined management fee and administrative services fee under the New Investment Management Agreement would be the same as the management fee under the Prior Investment Management Agreement. The Board noted that, at the request of the Independent Trustees, DIMA agreed to add seven breakpoints to the Portfolio's management fee schedule, effective October 1, 2006, and that such breakpoints are reflected in the management fee schedules under the New Investment Management Agreements. The Board noted its previous considerations of the Portfolio's management fee rate, operating expenses and total expense ratios, including the fact that based on the information it previously received, the Portfolio's management fee rate was at the 53rd percentile of the peer group, and that the Portfolio's total expense ratios (excluding any 12b-1 and recordkeeping fees) were at the following percentiles of the peer universe: the 49th percentile for Class A shares and the 49th percentile for Class B shares. The Board noted that the information included the effect of an expense cap that expired on April 30, 2006. The Board concluded that the management fees under the New Investment Management Agreements are reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. The Board noted its previous consideration of the profitability of the investment management arrangement to DIMA and concluded that the pre-tax profits realized by DIMA in connection with the management of the Portfolio are expected to continue to be not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and whether the Portfolio benefits from any economies of scale. The Board considered whether the management fee schedules under the New Investment Management Agreements are reasonable in relation to the asset size of the Portfolio. The Board noted that the proposed management fee schedules include seven breakpoints, designed to share economies of scale with Portfolio shareholders. The Board concluded that the management fee schedules reflect an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and any fees received by an affiliate of DIMA for distribution services. The Board noted that in connection with the new investment management arrangement, DIMA would receive a flat administrative services fee under a separate Administrative Services Agreement. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Interim Agreement and the New Investment Management Agreement are fair and reasonable and that the approval of the New Investment Management Agreements is in the best interests of the Portfolio. No single factor was determinative in the Board's analysis.

Approval of the New Sub-Advisory Agreements

The Board of Trustees, including the Independent Trustees, approved the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement (collectively, the "New Sub-Advisory Agreements") between DIMA and DeAMi at a meeting held on January 17, 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In connection with the approval of the New Sub-Advisory Agreements, the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services to be provided under the New Sub-Advisory Agreements. The Board initially noted that the new Sub-Advisory Agreements would allow DIMA's recommended change to the Portfolio's portfolio manager to take effect. The Board considered the organization of DeAMi, the qualifications of its personnel who would be working with the Portfolio and the resources made available to such personnel. The Board also reviewed DeAMi's compliance program. The Board met with and received a presentation from Dr. Thomas Schuessler, the proposed new portfolio manager for the Portfolio, and was able to ask Dr. Schuessler questions. The Board considered Dr. Schuessler's investment philosophy and his stock selection process. The Board noted that Dr. Schuessler currently manages three German mutual funds, which have solid Morningstar and S&P ratings. The Board also reviewed information on the five-year performance of the DWS (CH) — US Equities Fund, one of the German mutual funds currently managed by Dr. Schuessler, versus the S&P 500 Index, noting that the DWS (CH) — US Equities Fund had outperformed the S&P 500 over the five-year period.

On the basis of its evaluation of all the information presented, the Board concluded that the nature, quality and extent of services to be provided by DeAMi is expected to be satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the New Sub-Advisory Agreements and how it related to the overall management fee structure of the Portfolio. The Board noted that DeAMi did not provide an estimate of profitability in connection with the management of the Portfolio, but noted that DIMA compensates DeAMi from its fees.

As part of its approval of the New Investment Management Agreements with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Portfolio and whether the Portfolio will benefit from any economies of scale. The Board noted that the New Investment Management Agreements with DIMA included seven breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to DeAMi. The Board also considered the character and amount of other incidental benefits received by DeAMi and its affiliates (including DIMA). The Board noted that under the current soft dollar policies, no sub-advisor, including DeAMi, may use Portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer ("third-party research"), although they may obtain proprietary research prepared by an executing broker-dealer in connection with a transaction through that broker-dealer. The Board, however, recently approved a change in the soft dollar policies to permit DIMA to allocate brokerage to acquire third-party research and may, in the future, permit sub-advisors, including DeAMi, to allocate brokerage to acquire third-party research. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the New Sub-Advisory Agreements are fair and reasonable and that the approval of the New Sub-Advisory Agreements is in the best interests of the Portfolio. No single factor was determinative in the Board's analysis.

Notes

About the Portfolios' Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in DWS Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although DWS Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS2-3 (49965 8/07)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 16, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 16, 2007